UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒                              Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12.

MCAFEE CORP.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)

Title of each class of securities to which transaction applies:

McAfee Class A common stock, par value $0.001 per share (the “Class A Common Stock”), McAfee Class B common stock, par value $0.001 per share (the “Class B Common Stock” and, together with the Class A Common Stock, the “Company Stock”) and Class A Units and Management Incentive Units of Foundation Technology Worldwide LLC (the “OpCo Units”), a Delaware limited liability company.

2)

Aggregate number of securities to which transaction applies:

As of the close of business on December 14, 2021, 184,598,509 shares of Class A Common Stock, 254,106,479 shares of Class B Common Stock and 261,478,435 OpCo Units.

3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

The maximum aggregate value was determined based upon the sum of: (A) 438,721,553 shares of Company Stock (which includes 184,598,509 shares of Class A Common Stock, 254,106,479 shares of Class B Common Stock, 16,565 Company Restricted Shares and (as defined herein)) multiplied by $26.00 per share; (B) 1,536,928 shares of Class A Common Stock underlying Company PSUs multiplied by $26.00 per share; (C) 12,700,572 shares of Class A Common Stock underlying Company RSUs multiplied by $26.00 per share; (D) vested options to purchase 328,869 shares of Class A Common Stock multiplied by $10.74 (the difference between $26.00 and the weighted average exercise price of $15.26 per share); (E) unvested options to purchase 343,725 shares of Class A Common Stock multiplied by $11.84 (the difference between $26.00 and the weighted average exercise price of $14.16 per share); (F) vested Management Incentive Units convertible into 4,728,582 shares of Class A Common Stock multiplied by $23.20 (the difference between $26.00 and the weighted average exercise price of $2.80 per share); and (G) unvested Management Incentive Units convertible into 2,643,374 shares of Class A Common Stock multiplied by $23.26 (the difference between $26.00 and the weighted average exercise price of $2.74 per share).

	4)	Proposed maximum aggregate value of transaction: $11,955,725,116.70
	5)	Total fee paid: $1,108,295.72 In accordance with Section 14(g) of the Securities Exchange Act of 1934, as amended, the filed fee was determined by multiplying $11,955,725,116.70 by ..0000927

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	1)	Amount previously paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION, DATED

DECEMBER 21, 2021

McAfee Corp.

6220 America Center Drive,

San Jose, CA 95002

[●], 2021

Dear McAfee Stockholder:

You are cordially invited to attend a special meeting (including any adjournments or postponements thereof, the “Special Meeting”) of stockholders of McAfee Corp. (“McAfee” or the “Company”) to be held on [●], 2022, at [●], Pacific time. Due to the possible public health impact of the coronavirus (COVID-19) and to support the well-being of our employees and stockholders, McAfee will hold the Special Meeting virtually via the Internet at [●]. You will not be able to attend the Special Meeting physically in person. For purposes of attendance at the Special Meeting, all references in this proxy statement to “present in person” or “in person” shall mean virtually present at the Special Meeting.

At the Special Meeting, you will be asked to consider and vote on (i) a proposal to adopt the Agreement and Plan of Merger, dated as of November 5, 2021, as amended, by and among Condor BidCo, Inc., a Delaware corporation (“Parent”), Condor Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Subsidiary”), and McAfee (as amended from time to time, the “Merger Agreement”), (ii) a proposal to approve, on a non-binding advisory basis, the compensation that may be paid or become payable to McAfee’s named executive officers that is based on or otherwise related to the Merger Agreement and the transactions contemplated by the Merger Agreement (the “Compensation Proposal”), and (iii) a proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting. Parent and Merger Subsidiary are entities that are affiliated with Advent International Corporation and Permira Advisers LLC, each a private equity investment firm. Pursuant to the terms of the Merger Agreement, Merger Subsidiary will merge with and into McAfee and the separate corporate existence of Merger Subsidiary will cease, with McAfee continuing as the surviving corporation and a wholly owned subsidiary of Parent (the “Merger”).

If the Merger is completed, you will be entitled to receive $26.00 in cash, without interest and less any applicable withholding taxes, for each share of McAfee common stock that you own (other than shares of unvested McAfee common stock that do not accelerate and become vested in connection with the Merger), unless you have properly and validly exercised and not withdrawn your appraisal rights.

The Board of Directors of McAfee (the “Board of Directors”), after considering the factors more fully described in the enclosed proxy statement, has: (i) determined that the Merger Agreement and the transactions contemplated thereby (including the Merger) are fair to and in the best interests of McAfee and McAfee’s stockholders, (ii) approved and declared advisable the Merger Agreement and any other agreement executed and delivered in connection with the Merger Agreement on the date thereof, and the transactions contemplated thereby (including the Merger), and (iii) resolved, subject to Section 6.03 of the Merger Agreement, to recommend adoption of the Merger Agreement by McAfee’s stockholders. The Board of Directors recommends that you vote: (1) “FOR” the adoption of the Merger Agreement; (2) “FOR,” on a non-binding advisory basis, the Compensation Proposal; and (3) “FOR” the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting.

The enclosed proxy statement provides detailed information about the Special Meeting, the Merger Agreement and the Merger. A copy of the Merger Agreement is attached as Annex A to the proxy statement.

The proxy statement also describes the actions and determinations of the Board of Directors in connection with its evaluation of the Merger Agreement and the Merger. You should carefully read and consider the entire enclosed proxy statement and its annexes, including, but not limited to, the Merger Agreement, as they contain important information about, among other things, the Merger and how it affects you.

Whether or not you plan to attend the Special Meeting in person, please sign, date and return, as promptly as possible, the enclosed proxy card in the accompanying prepaid reply envelope or grant your proxy electronically over the Internet or by telephone (using the instructions provided in the enclosed proxy card). If you attend the Special Meeting and vote in person by virtual ballot, your vote will revoke any proxy that you have previously submitted.

If you hold your shares in “street name,” you should instruct your bank, broker or other nominee how to vote your shares in accordance with the voting instruction form that you will receive from your bank, broker or other nominee. Your bank, broker or other nominee cannot vote on any of the proposals, including the proposal to adopt the Merger Agreement, without your instructions.

Your vote is very important, regardless of the number of shares that you own. We cannot complete the Merger unless the proposal to adopt the Merger Agreement is approved by the affirmative vote of the holders of at least a majority of the outstanding shares of McAfee common stock entitled to vote at the Special Meeting.

If you have any questions or need assistance voting your shares, please contact our proxy solicitor:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, NY 10022

Banks and Brokers Call: (877) 750-8307

All Others Call: (212) 750-5833

On behalf of the Board of Directors, I thank you for your support and appreciate your consideration of these matters.

Sincerely,

Peter Leav
Chief Executive Officer

The accompanying proxy statement is dated [●], 2022 and, together with the enclosed form of proxy card, is first being mailed on or about [●], 2022.

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION, DATED

DECEMBER 21, 2021

McAfee Corp.

6220 America Center Drive,

San Jose, CA 95002

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD VIRTUALLY VIA THE INTERNET ON [●], 2022

Notice is hereby given that a special meeting of stockholders (including any adjournments or postponements thereof, the “Special Meeting”) of McAfee Corp., a Delaware corporation (“McAfee”), will be held on [●], 2022 at [●], Pacific time. Due to the possible public health impact of the coronavirus (COVID-19) and to support the well-being of our employees and stockholders, McAfee will hold the Special Meeting virtually via the Internet at [●]. You will not be able to attend the Special Meeting physically in person. For purposes of attendance at the Special Meeting, all references in this proxy statement to “present in person” or “in person” shall mean virtually present at the Special Meeting. The Special Meeting is being held for the following purposes:

1. To consider and vote on the proposal to adopt the Agreement and Plan of Merger, dated as of November 5, 2021, as amended, by and among Condor BidCo, Inc., a Delaware corporation (“Parent”), Condor Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Subsidiary”), and McAfee (as amended from time to time, the “Merger Agreement”). Pursuant to the terms of the Merger Agreement, Merger Subsidiary will merge with and into McAfee and the separate corporate existence of Merger Subsidiary will cease, with McAfee continuing as the surviving corporation and a wholly owned subsidiary of Parent (the “Merger”);

2. To consider and vote on the proposal to approve, on a non-binding advisory basis, the compensation that may be paid or become payable to McAfee’s named executive officers that is based on or otherwise relates to the Merger Agreement and the transactions contemplated by the Merger Agreement (the “Compensation Proposal”); and

3. To consider and vote on any proposal to adjourn the Special Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting.

Only holders of McAfee common stock (“McAfee Stockholders”) of record as of the close of business on [●], [2021], are entitled to notice of the Special Meeting and to vote at the Special Meeting or any adjournment, postponement or other delay thereof.

The Board of Directors of McAfee recommends that you vote: (1) “FOR” the adoption of the Merger Agreement; (2) “FOR,” on a non-binding advisory basis, the Compensation Proposal; and (3) “FOR” the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting.

Whether or not you plan to attend the Special Meeting in person, please sign, date and return, as promptly as possible, the enclosed proxy card in the accompanying prepaid reply envelope or grant your proxy electronically over the Internet or by telephone (using the instructions provided in the enclosed proxy card). If you attend the Special Meeting and vote in person by virtual ballot, your vote will revoke any proxy that you have previously submitted. If you hold your shares in “street name,” you should instruct your bank, broker or other nominee how to vote your shares in accordance with the voting instruction form that you will receive from your bank, broker or other nominee. Your bank, broker or other nominee cannot vote on any of the proposals, including the proposal to adopt the Merger Agreement, without your instructions. If you sign, date and mail your proxy card without indicating how you wish to vote, your proxy will be counted as a vote “FOR” the adoption of the Merger Agreement, “FOR,” on a non-binding advisory basis, the Compensation Proposal and “FOR” the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting.

By Order of the Board of Directors,

Sayed Darwish
Senior Vice President and Chief Legal Officer

Dated: [●]

YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, WE ENCOURAGE YOU TO SUBMIT YOUR PROXY AS PROMPTLY AS POSSIBLE: (1) BY TELEPHONE; (2) THROUGH THE INTERNET; OR (3) BY SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE POSTAGE-PAID ENVELOPE PROVIDED. You may revoke your proxy or change your vote at any time before it is voted at the Special Meeting.

If you hold your shares in “street name,” you should instruct your bank, broker or other nominee how to vote your shares in accordance with the voting instruction form that you will receive from your bank, broker or other nominee. Your broker or other agent cannot vote on any of the proposals, including the proposal to adopt the Merger Agreement, without your instructions.

If you are a McAfee Stockholder of record, voting in person by virtual ballot at the Special Meeting will revoke any proxy that you previously submitted. If you hold your shares through a bank, broker or other nominee, you must obtain a “legal proxy” in order to vote in person at the Special Meeting.

If you fail to (1) return your proxy card, (2) grant your proxy electronically over the Internet or by telephone or (3) vote by virtual ballot in person at the Special Meeting, your shares will not be counted for purposes of determining whether a quorum is present at the Special Meeting and, if a quorum is present, will have the same effect as a vote “AGAINST” the proposal to adopt the Merger Agreement but will have no effect on the Compensation Proposal or the adjournment proposal.

You should carefully read and consider the entire accompanying proxy statement and its annexes, including, but not limited to, the Merger Agreement, along with all of the documents incorporated by reference into the accompanying proxy statement, as they contain important information about, among other things, the Merger and how it affects you. If you have any questions concerning the Merger Agreement, the Merger, the Special Meeting or the accompanying proxy statement, would like additional copies of the accompanying proxy statement or need help voting your shares of McAfee common stock, please contact our proxy solicitor:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, NY 10022

Banks and Brokers Call: (877) 750-8307

All Others Call: (212) 750-5833

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SUMMARY

This summary highlights selected information from this proxy statement related to the merger of Condor Merger Sub, Inc. with and into McAfee Corp. (the “Merger”) and may not contain all of the information that is important to you. To understand the Merger more fully and for a more complete description of the legal terms of the Merger, you should carefully read and consider this entire proxy statement and the annexes to this proxy statement, including, but not limited to, the Merger Agreement (as defined below), along with all of the documents to which we refer in this proxy statement, as they contain important information about, among other things, the Merger and how it affects you. You may obtain the information incorporated by reference in this proxy statement without charge by following the instructions under the caption “Where You Can Find More Information.” The Merger Agreement is attached as Annex A to this proxy statement. You should carefully read and consider the entire Merger Agreement, which is the legal document that governs the Merger.

Except as otherwise specifically noted in this proxy statement, “McAfee,” “we,” “our,” “us,” the “Company” and similar words refer to McAfee Corp. Throughout this proxy statement, we refer to Condor BidCo, Inc. as “Parent” and Condor Merger Sub, Inc. as “Merger Subsidiary.” In addition, throughout this proxy statement we refer to the Agreement and Plan of Merger, dated November 5, 2021, as amended, by and among Parent, Merger Subsidiary and McAfee, as the “Merger Agreement,” our Class A common stock, par value $0.001 per share (the “Class A Common Stock”), together with our Class B common stock, par value $0.001 per share (the “Class B Common Stock”), as “Company Stock,” and the holders of Company Stock as “McAfee Stockholders.” Unless indicated otherwise, any other capitalized term used herein but not otherwise defined herein has the meaning assigned to such term in the Merger Agreement.

Parties Involved in the Merger

McAfee Corp.

McAfee, a Delaware corporation, is a global leader in online protection for consumers. Focused on protecting people, not just devices, McAfee consumer solutions adapt to users’ needs in an always online world, empowering them to live securely through integrated, intuitive solutions that protect their families and communities with the right security at the right moment. Founded in 1987 and headquartered in San Jose, California, McAfee currently serves customers from offices in North America, Europe, the Middle East, Latin America and Asia. McAfee Class A Common Stock is listed on The Nasdaq Global Select Market (“NASDAQ”) under the symbol “MCFE.”

Condor BidCo, Inc.

Parent was incorporated on November 4, 2021, solely for the purpose of engaging in the transactions contemplated by the Merger Agreement, and has not engaged in any activities other than in connection with or as contemplated by the Merger Agreement.

Condor Merger Sub, Inc.

Merger Subsidiary is a wholly owned subsidiary of Parent and was incorporated on November 4, 2021, solely for the purpose of engaging in the transactions contemplated by the Merger Agreement, and has not engaged in any activities other than in connection with or as contemplated by the Merger Agreement.

Parent and Merger Subsidiary are each affiliated with Advent International Corporation (“Advent”) and Permira Advisers LLC (“Permira” and collectively, the “Sponsors”). Advent is a leading private equity firm focused on investments in five core sectors, including business and financial services; health care; industrial; retail, consumer and leisure; and technology. Permira is a leading private equity firm focused on tech and tech-enabled investing, with a particular focus on digital consumer and enterprise cloud end markets. At the Effective

Time (as defined in the section of this proxy statement captioned “—The Merger”), the Surviving Corporation (as defined in the section of this proxy statement captioned “—The Merger”) will be indirectly owned by the Sponsors and certain of their co-investors and affiliates.

In connection with the transactions contemplated by the Merger Agreement, (1) funds advised by the Sponsors and certain other co-investors (collectively, the “Equity Financing Sources”) have committed to capitalize Parent at the closing (the “Closing”) of the Merger (as defined in the section of this proxy statement captioned “—The Merger”) with an aggregate equity contribution equal to $5.2 billion, (2) JP Morgan Chase Bank, N.A., Bank of America, N.A., Credit Suisse AG, Cayman Islands Branch, Barclays Bank PLC, Citibank, N.A. (and/or its affiliates), HSBC Bank USA, National Association, Royal Bank of Canada, CPPIB Credit Investments III Inc., UBS AG, Stamford Branch, PSP Investments Credit II USA LLC, Bank of Montreal, KKR Corporate Lending (CA) LLC, Macquarie Capital Funding LLC, Mizuho Bank, Ltd., MUFG, Nomura Securities International, Inc., Wells Fargo Bank, National Association, BNP Paribas, Canadian Imperial Bank of Commerce, New York Branch, Citizens Bank, National Association, Credit Agricole Corporate and Investment Bank, Fifth Third Bank, National Association, Intesa Sanpaolo S.P.A., New York Branch, Keybank National Association, Natixis, New York Branch, Societe Generale, Standard Chartered Bank, Stifel Bank & Trust, Sumitomo Mitsui Banking Corporation, The Toronto-Dominion Bank, New York Branch and The Bank of Nova Scotia have agreed to provide Parent with debt financing consisting of a $6.66 billion first lien term loan facility, a $1 billion first lien cash flow revolving facility and a $2.32 billion senior unsecured bridge facility (which may be replaced with senior notes issued through a Rule 144A or other private placement) and (3) Parent has obtained preferred equity financing in an aggregate principal amount of up to $800 million from PSP Investments Credit USA LLC and NB Andes LP. Such amounts will be used to fund the aggregate purchase price required to be paid at the Closing and to also fund certain other payments (including the Required Amounts (as defined in the section of this proxy statement captioned “—Financing of the Merger”)), subject to the terms and conditions of the Merger Agreement.

In addition, funds advised by the Sponsors and certain other co-investors (the “Fee Funding Sources”) have agreed to guarantee certain obligations of Parent or Merger Subsidiary under the Merger Agreement, subject to an aggregate cap equal to $600,030,000, including the Parent Termination Fee (as defined in the section of this proxy statement captioned “—Financing of the Merger”) and certain fees and expenses payable by Parent or Merger Subsidiary as specified in the Merger Agreement. For more information, please see the section of this proxy statement captioned “The Merger—Financing of the Merger.”

The Merger

Upon the terms and subject to the conditions of the Merger Agreement, Merger Subsidiary will merge with and into McAfee and the separate corporate existence of Merger Subsidiary will cease, with McAfee continuing as the surviving corporation and as a wholly owned subsidiary of Parent (the “Surviving Corporation”). As a result of the Merger, the Class A Common Stock will no longer be publicly traded and will be delisted from NASDAQ. In addition, the Class A Common Stock will be deregistered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and McAfee will no longer file periodic reports with the United States Securities and Exchange Commission (the “SEC”). If the Merger is completed, you will not own any shares of capital stock of the Surviving Corporation. The time at which the Merger will become effective will occur upon the filing of a certificate of merger with the Secretary of State of the State of Delaware in accordance with the applicable provision of the General Corporation Law of the State of Delaware (the “DGCL”) (the time of such filing and the acceptance for record by the Secretary of State of the State of Delaware, or such later time as may be agreed in writing by Parent, Merger Subsidiary and McAfee and specified in the certificate of merger, being referred to herein as the “Effective Time”).

Merger Consideration

Company Stock

At the Effective Time, each then outstanding share of Company Stock (other than (A) shares of Company Stock (i) held by McAfee as treasury stock, (ii) owned by Parent or Merger Subsidiary, (iii) owned by any direct or indirect wholly owned subsidiary of McAfee or Parent (other than Merger Subsidiary) or (iv) owned by McAfee Stockholders who have properly and validly exercised and not withdrawn their statutory rights of appraisal in respect of such shares of Company Stock in accordance with Section 262 of the DGCL (the shares in clause (A), collectively, the “Excluded Shares”) and (B) shares of unvested Company Stock that do not accelerate and become vested in connection with the Merger (referred to in this proxy statement as “Company Restricted Shares” and as further discussed in the section of this proxy statement captioned “—Merger Consideration—Treatment of Company Stock Awards”)) will automatically be canceled and extinguished and converted into the right to receive an amount in cash equal to $26.00, without interest (the “Per Share Consideration” and the aggregate consideration, the “Merger Consideration”).

At or prior to the Effective Time, Parent will deposit (or cause to be deposited) an amount of cash sufficient to pay the Merger Consideration with a designated paying agent for payment of each share of Company Stock (other than Excluded Shares and certain Company Restricted Shares converted to Cash Awards) outstanding immediately prior to the Effective Time. For more information, please see the section of this proxy statement captioned “Proposal 1: Adoption of the Merger Agreement—Exchange and Payment Procedures.”

After the Merger is completed, you will have the right to receive the Per Share Consideration, but you will no longer have any rights as a McAfee Stockholder (except that McAfee Stockholders who properly and validly exercise and do not withdraw their appraisal rights will not be entitled to receive the Per Share Consideration and instead shall have the right to receive payment for the “fair value” of their shares determined pursuant to an appraisal proceeding, as contemplated by Delaware law). For more information on appraisal rights, please see the section of this proxy statement captioned “The Merger—Appraisal Rights.”

Treatment of Company Equity Awards

Pursuant to the Merger Agreement, immediately prior to the Effective Time:

•

Each in-the-money option to purchase Company Stock (referred to in this proxy statement as a “Company Stock Option”) that is outstanding and vested (including, without limitation, each Company Stock Option that accelerates and becomes vested by its terms in connection with the Merger) will be canceled and converted into the right to receive, without interest, an amount in cash determined by multiplying the excess of the Per Share Consideration over the exercise price of the Company Stock Option by the number of shares of Company Stock subject to such option as of immediately prior to the Effective Time. Each option to purchase Company Stock that is not in-the-money (whether or not vested) shall be canceled for no consideration.

•

Each restricted stock unit (referred to in this proxy statement as a “Company RSU”) and each performance stock unit (referred to in this proxy statement as a “Company PSU”, and collectively with the Company Stock Options, Company Restricted Shares and Company RSUs, the “Company Awards”) with respect to Company Stock that is then outstanding and vested (including each Company RSU and each Company PSU that accelerates and becomes vested by its terms in connection with the Merger) will be canceled and converted into the right to receive, without interest, an amount in cash equal to the number of shares of Company Stock subject to the vested Company RSU or Company PSU award as of immediately prior to the Effective Time multiplied by the Per Share Consideration.

•

Each Company Award that is then outstanding and not vested (other than options to purchase Company Stock that are not in-the-money) will be converted into a cash award (referred to in this proxy statement as a “Cash Award”), which will remain subject to the same time-vesting terms and conditions that apply immediately prior to the consummation of the Merger, and will be paid out on the next payroll date following the applicable vesting date, so long as the applicable portion becomes vested prior to the applicable holder’s termination of service, and will be subject to vesting, payment, and other conditions that are no less favorable to each such holder than those that applied to the corresponding Company Award immediately prior to the consummation of the Merger. Each Cash Award will provide the applicable holder with the opportunity to be paid an amount in cash equal to:

•

with respect to each Cash Award deriving from an in-the-money Company Stock Option that is not vested, (i) the excess of the Per Share Consideration over the option exercise price of such in-the-money Company Stock Option multiplied by (ii) the number of shares of Company Stock subject to such in-the-money Company Stock Option as of immediately prior to the Effective Time; and

•

with respect to each Cash Award deriving from a Company Restricted Share, Company RSU, or Company PSU that is not vested (i) the number of shares of Company Stock subject to such Company Restricted Share, Company RSU, or Company PSU as of immediately prior to the Effective Time multiplied by (ii) the Per Share Consideration; provided, that (A) in the case of a Company PSU that is not vested and that has an applicable one-year performance period that ends on or ended prior to the Effective Time, for purposes of determining the number of shares of Company Stock subject to such Company PSU to be converted into a Cash Award, such Company PSU shall be deemed earned based on the actual performance of McAfee during such performance period, and (B) in the case of a Company PSU that is not vested and that has an applicable one-year performance period that ends after the Effective Time, for purposes of determining the number of shares of Company Stock subject to such Company PSU to be converted into a Cash Award, the number of shares of Company Stock subject to such Company PSU shall be determined as though such performance conditions were satisfied at the applicable target levels.

Following the execution of the Merger Agreement, McAfee and the purchasing parties have further agreed that, in connection with the closing of the transactions contemplated by the Merger Agreement and generally subject to an applicable individual’s continued employment or other service to McAfee and its affiliates through the time that is immediately prior to the closing (except as described below), the following accelerated vesting terms will apply effective as of immediately prior to the Closing (collectively, the “Special Vesting Opportunity”):

•

each individual whose employment or other service to the Company and its affiliates commenced prior to January 1, 2021, will become vested in an additional number of then-outstanding unvested Company Awards having an aggregate dollar value (determined based on the amount payable in respect of such outstanding Company Awards pursuant to the Merger Agreement and without regard to vesting conditions) equal to the excess, if any, of (i) 25% of the combined total dollar value associated with the individual’s then-outstanding unvested Company Awards (other than any Company Awards granted after the execution of the Merger Agreement) and then-outstanding unvested Management Incentive Units of OpCo LLC (as defined below) over (ii) the total dollar value associated with the individual’s then-outstanding unvested Company Awards, and then-outstanding unvested Management Incentive Units of OpCo LLC, in each case, that will vest or otherwise accelerate by their terms or the terms of the Merger Agreement in connection with the consummation of the Merger; and

•

each individual whose employment or other service to the Company and its affiliates commenced on or after January 1, 2021, but before November 1, 2021, will become vested in an additional number of then-outstanding unvested Company Awards having an aggregate dollar value (determined based on the amount payable in respect of such outstanding Company Awards pursuant to the Merger Agreement and without regard to vesting conditions) equal to the excess, if any, of (i) 12.5% of the combined total dollar value associated with the individual’s then outstanding-unvested Company Awards (other than any Company Awards granted after the execution of the Merger Agreement) over (ii) the total value associated with such individual’s then-outstanding unvested Company Awards that will otherwise accelerate by their terms or the terms of the Merger Agreement in connection with the consummation of the Merger.

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The Special Vesting Opportunity will not apply with respect to any employee or other service provider that remains employed by, or is providing services to, McAfee or any of its affiliates as of immediately prior to the Closing if, as of the time of the Closing, the service provider’s employment or other service is scheduled to transfer to an affiliate of the buyer of McAfee’s Enterprise business unit (i.e., because of a delayed transfer of subsidiaries in certain non-U.S. jurisdictions) pursuant to the divestiture transaction that closed on July 27, 2021. To the extent that any Company Awards vest pursuant to the Special Vesting Opportunity, (i) the dollar value of the applicable award holder’s Cash Awards received in exchange for Company Awards, that do not vest in connection with the Closing will be reduced on a dollar-for-dollar basis by the dollar value of the Special Vesting Opportunity, with the offset being applied in reverse chronological order (i.e., starting with the amount payable on the latest vesting date after the consummation of the Merger (the “Closing Date”) and, to the extent necessary, proceeding to the next latest vesting date, etc.), (ii) such vesting will be deemed to take place immediately prior to the Closing for all purposes of the Merger Agreement, and (iii) such Company Awards so impacted by the Special Vesting Opportunity will become vested pursuant to the terms of the Merger Agreement as of immediately prior to the Closing. For the avoidance of doubt, no Company Awards will vest and accelerate with respect to the Special Vesting Opportunity if the holder would have already become vested as of the Closing in respect of at least 25% or 12.5%, as applicable, of the combined total dollar value of his or her then-outstanding unvested Company Awards (other than any Company Awards granted after the execution of the Merger Agreement) and then-outstanding unvested Management Incentive Units of OpCo LLC pursuant to the terms thereof or the terms of the Merger Agreement.

The Merger Agreement contemplates that McAfee may request Parent’s consent (which consent may not be unreasonably withheld, conditioned or delayed) to the vesting of Company Awards held by current or former employees and service providers prior to the Effective Time that would otherwise not vest in accordance with their terms or the Special Vesting Opportunity described above.

Treatment of Vested Management Incentive Units and Class A Units

The Board of Directors of McAfee (the “Board of Directors”) shall take all actions so that all Management Incentive Units of Foundation Technology Worldwide LLC, a Delaware limited liability company (“OpCo LLC”), shall be vested in full as of immediately prior to the Exchange and Redemption (as defined below) and (i) McAfee will require each holder of vested Management Incentive Units and each holder of Class A Units of OpCo LLC to effect an exchange of all such holder’s vested Management Incentive Units for New Class A Units (as defined in the Second Amended and Restated Limited Liability Company Agreement of OpCo LLC dated as of October 21, 2020 (the “OpCo LLC Agreement”)) of OpCo LLC, and, thereafter, will require each holder to effect a redemption of all of such Class A Units of OpCo LLC (including New Class A Units, if applicable) and shares of Class B Common Stock, in exchange for shares of Class A Common Stock (the “Exchange and Redemption”) and (ii) each share of Class B Common Stock, if any, will automatically be cancelled immediately upon the consummation of the Exchange and Redemption, such that no shares of Class B Common Stock remain outstanding immediately prior to the Effective Time.

Material U.S. Federal Income Tax Consequences of the Merger

The receipt of cash by McAfee Stockholders in exchange for shares of Class A Common Stock in the Merger will be a taxable transaction to McAfee Stockholders for U.S. federal income tax purposes. Such receipt of cash by each McAfee Stockholder that is a U.S. Holder (as defined under the section, “The Merger—Material U.S. Federal Income Tax Consequences of the Merger”) generally will result in the recognition of gain or loss in an amount equal to the difference, if any, between the amount of cash that such U.S. Holder receives in the Merger and such U.S. Holder’s adjusted tax basis in the shares of Class A Common Stock surrendered pursuant to the Merger by such McAfee Stockholder. Backup withholding taxes may also apply to the cash payments made pursuant to the Merger, unless such U.S. Holder complies with certification procedures under the backup withholding rules.

A McAfee Stockholder that is a Non-U.S. Holder (as defined under the section, “The Merger—Material U.S. Federal Income Tax Consequences of the Merger”) generally will not be subject to U.S. federal income tax with respect to the exchange of Class A Common Stock for cash in the Merger unless such Non-U.S. Holder has certain connections to the United States, but may be subject to backup withholding tax unless the Non-U.S. Holder complies with certain certification procedures or otherwise establishes a valid exemption from backup withholding tax.

McAfee Stockholders should read the section of this proxy statement captioned “The Merger—Material U.S. Federal Income Tax Consequences of the Merger.”

McAfee Stockholders should consult their tax advisors in light of their particular circumstances and any consequences arising under U.S. federal, state, local and non-U.S. income and other tax consequences relating to the Merger.

Appraisal Rights

If the Merger is consummated and certain conditions are met, McAfee Stockholders who continuously hold shares of Company Stock through the Effective Time, who do not vote in favor of the adoption of the Merger Agreement, who properly and validly demand appraisal of their shares, and who do not withdraw their demands or otherwise lose their rights to seek appraisal will be entitled to seek appraisal of their shares in connection with the Merger under Section 262 of the DGCL. This means that McAfee Stockholders may be entitled to have their shares of Company Stock appraised by the Delaware Court of Chancery, and to receive payment in cash of the “fair value” of their shares of Company Stock, exclusive of any elements of value arising from the accomplishment or expectation of the Merger, together with interest to be paid on the amount determined to be fair value, if any, as determined by the court (or in certain circumstances described in further detail in the section of this proxy statement captioned “The Merger—Appraisal Rights,” on the difference between the amount determined to be the fair value and the amount paid by the Surviving Corporation in the Merger to each McAfee Stockholder entitled to appraisal prior to the entry of judgment in any appraisal proceeding). Due to the complexity of the appraisal process, McAfee Stockholders who wish to seek appraisal of their shares are encouraged to seek the advice of legal counsel with respect to the exercise of appraisal rights.

McAfee Stockholders considering seeking appraisal should be aware that the fair value of their shares as determined pursuant to Section 262 of the DGCL could be more than, the same as, or less than the value of the consideration that they would receive pursuant to the Merger Agreement if they did not seek appraisal of their shares of Company Stock.

To exercise appraisal rights, McAfee Stockholders must: (i) submit a written demand for appraisal to McAfee before the vote is taken on the proposal to adopt the Merger Agreement; (ii) not submit a proxy or otherwise vote in favor of the proposal to adopt the Merger Agreement; (iii) continue to hold shares of Company Stock of record through the Effective Time; and (iv) strictly comply with all other procedures for exercising appraisal rights under the DGCL. Failure to follow exactly the procedures specified under the DGCL may result in the loss of appraisal rights. In addition, the Delaware Court of Chancery will dismiss appraisal proceedings in respect of McAfee unless certain stock ownership conditions are satisfied by the McAfee Stockholders seeking appraisal. The DGCL requirements for exercising appraisal rights are described in further detail in this proxy statement, which is qualified in its entirety by Section 262 of the DGCL, the relevant section of the DGCL regarding appraisal rights. A copy of Section 262 of the DGCL is reproduced in Annex E to this proxy statement. If you hold your shares of Company Stock through a bank, broker or other nominee and you wish to exercise appraisal rights, you should consult with your bank, broker or other nominee to determine the appropriate procedures for the making of a demand for appraisal on your behalf by your bank, broker or other nominee. For more information, please see the section of this proxy statement captioned “The Merger—Appraisal Rights.”

Regulatory Approvals Required for the Merger

HSR Act, U.S. Antitrust Matters, CFIUS and Other Regulatory Approvals

Under the Merger Agreement, the Merger cannot be completed until the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), has expired or been terminated and approvals, consents, waivers or clearances under certain other antitrust laws or other regulatory laws have been obtained. McAfee and Parent made the filings required under the HSR Act on November 19, 2021. The applicable waiting period under the HSR Act expired on December 20, 2021.

Under the Merger Agreement, the Merger cannot be completed until CFIUS Approval (as defined in this section of this proxy statement entitled “Proposal 1: Adoption of the Merger Agreement—Conditions to the Closing of the Merger”) has been obtained from the interagency Committee on Foreign Investment in the United States (“CFIUS”) has been obtained. McAfee and Parent submitted a draft joint voluntary notice (the “Draft CFIUS Notice”) to CFIUS with respect to the Merger and the other transactions contemplated by the Merger Agreement on December 1, 2021. [CFIUS confirmed on [●] that it had no further comments or inquiries related to the Draft CFIUS Notice, and accordingly McAfee and Parent submitted a joint voluntary notice to CFIUS with respect to the Merger and the other transactions contemplated by the Merger Agreement on [●]].

Under the Merger Agreement, the Merger cannot be completed until at least 60 days have elapsed since McAfee submitted the notification to the U.S. Department of State’s Directorate of Defense Trade Controls (“DDTC”) pursuant to Section 122.4(b) of the International Traffic in Arms Regulations (“ITAR”). McAfee submitted the notification to DDTC on November 20, 2021.

Closing Conditions

The obligations of McAfee, Parent and Merger Subsidiary, as applicable, to consummate the Merger are subject to the satisfaction or waiver of customary conditions, including (among other conditions), the following:

•	the approval and adoption of the Merger Agreement by the requisite affirmative vote of McAfee Stockholders entitled to vote at the Special Meeting;

•

the expiration or early termination of the applicable waiting period under the HSR Act and the receipt of approvals, consents, waivers or clearances under certain other antitrust laws or regulatory laws;

•	CFIUS Approval having been obtained;

•	at least 60 days having elapsed since McAfee’s submission of the notification to DDTC pursuant to Section 122.4(b) of ITAR;

•	the absence of any laws, injunctions or court orders in certain jurisdictions enjoining or otherwise prohibiting the consummation of the Merger;

•

in the case of Parent and Merger Subsidiary, the absence, since the date of the Merger Agreement, of any continuing change, event, fact, condition, circumstance, or occurrence that has had or would reasonably be expected to have a material adverse effect on the business, financial condition or results of operations of McAfee and its subsidiaries (together, the “McAfee Group”), taken as a whole, and subject to certain defined limitations and exceptions in the Merger Agreement;

•

the accuracy of the representations and warranties of McAfee, Parent and Merger Subsidiary in the Merger Agreement, subject to materiality qualifiers, as of the date of the Merger Agreement and the Effective Time or the date in respect of which such representation or warranty was specifically made; and

•

the performance in all material respects by McAfee, Parent and Merger Subsidiary of their respective obligations required to be performed by them under the Merger Agreement at or prior to the Effective Time.

Financing of the Merger

The obligation of Parent and Merger Subsidiary to consummate the Merger is not subject to any financing condition. We anticipate that the total amount of funds necessary to complete the Merger and the related transactions, and to pay the fees and expenses required to be paid at the closing of the Merger by Parent and Merger Subsidiary under the Merger Agreement, will be approximately $14 billion. This amount includes funds needed to: (1) pay McAfee Stockholders the amounts due under the Merger Agreement for their Company Stock (other than Excluded Shares and certain Company Restricted Shares that are converted into Cash Awards), (2) make payments in respect of our outstanding and vested Company Awards payable in connection with the Closing, and (3) make payments of all indebtedness outstanding under that certain First Lien Credit Agreement, dated as of September 29, 2017, by and among McAfee, LLC, as borrower, McAfee Finance 2 LLC, Morgan Stanley Senior Funding, Inc., as administrative agent and collateral agent and the lenders party thereto from time to time (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) (collectively, the “Required Amounts”).

The Equity Financing Sources have committed to capitalize Parent at the Closing with an aggregate equity contribution equal to $5.2 billion, subject to the terms and conditions set forth in signed equity commitment letters, each dated as of November 5, 2021 (collectively, the “Equity Commitment Letters”; such financing, the “Equity Financing”). McAfee is an express third-party beneficiary of the Equity Commitment Letters solely with respect to enforcing Parent’s right to cause the commitments under the Equity Commitment Letters by each Equity Financing Source to be funded to Parent in accordance with the Equity Commitment Letters, and to cause Parent to enforce its rights against each such Equity Financing Source to perform its funding obligations under the applicable Equity Commitment Letter, in each case subject to (i) the limitations and conditions set forth in each Equity Commitment Letter and (ii) the terms and conditions of the Merger Agreement.

McAfee, Parent and the Fee Funding Sources have entered into certain Fee Funding Agreements dated as of November 5, 2021 (the “Fee Funding Agreements”), pursuant to which, subject to the terms and conditions contained therein, each Fee Funding Source has guaranteed a portion of the payment of the Parent Termination Fee, and certain fees and expenses expressly payable by Parent or Merger Subsidiary pursuant to the Merger Agreement.

In addition, in connection with the Merger Agreement, (i) Merger Subsidiary entered into a debt commitment letter, dated as of November 5, 2021 (as amended, supplemented or otherwise modified, the “Debt Commitment Letter”) with JPMorgan Chase Bank, N.A., Bank of America, N.A., Credit Suisse AG, Cayman Islands Branch, Barclays Bank PLC, Citibank, N.A. (and/or its affiliates), HSBC Bank USA, National Association, Royal Bank of Canada, CPPIB Credit Investments III Inc., UBS AG, Stamford Branch and PSP Investments Credit II USA LLC (collectively, the “Lenders”) (which Debt Commitment Letter was subsequently amended and restated as of November 23, 2021 to add each of Bank of Montreal, KKR Corporate Lending (CA) LLC, Macquarie Capital Funding LLC, Mizuho Bank, Ltd., MUFG, Nomura Securities International, Inc., Wells Fargo Bank, National Association, BNP Paribas, Canadian Imperial Bank of Commerce, New York Branch, Citizens Bank, National Association, Credit Agricole Corporate and Investment Bank, Fifth Third Bank, National Association, Intesa Sanpaolo S.P.A., New York Branch, Keybank National Association, Natixis, New York Branch, Societe Generale, Standard Chartered Bank, Stifel Bank & Trust, Sumitomo Mitsui Banking Corporation, The Toronto-Dominion Bank, New York Branch and The Bank of Nova Scotia as Lenders), pursuant to which the Lenders have committed to provide debt financing consisting of a $6.66 billion first lien term loan facility, a $1 billion first lien cash flow revolving facility and a $2.32 billion senior unsecured bridge facility (which may be replaced with senior notes issued through a Rule 144A or other private placement) (collectively, the “Debt Financing”), and (ii) Condor TopCo, LLC, a Delaware limited liability company

(“TopCo”), entered into a preferred equity commitment letter, dated as of November 5, 2021 (as amended, supplemented or otherwise modified, the “Preferred Equity Commitment Letter” and, together with the Equity Commitment Letters and the Debt Commitment Letter, the “Commitment Letters”) with PSP Investments Credit USA LLC and NB Andes LP (collectively, the “Preferred Equity Financing Sources” and together with the Lenders, the “Debt/Preferred Equity Financing Sources”) pursuant to which the Preferred Equity Financing Sources have agreed to provide preferred equity financing in an aggregate principal amount of up to $800 million (the “Preferred Equity Financing” and, together with the Debt Financing, the “Debt/Preferred Equity Financing;” the Debt/Preferred Equity Financing together with the Equity Financing, the “Financing”). The obligations of the Debt/Preferred Equity Financing Sources to provide debt financing under the Debt Commitment Letter and to provide preferred equity financing under the Preferred Equity Commitment Letter are subject to a number of customary conditions. For more information, please see the section of this proxy statement captioned “The Merger—Financing of the Merger.”

Each of Parent and Merger Subsidiary has agreed to use reasonable best efforts to take, or cause to be taken, all actions and do, or cause to be done, all things necessary, advisable or proper to obtain the proceeds of the Financing contemplated by the Commitment Letters on or prior to the Closing Date on the terms and conditions and in the amounts described in the Commitment Letters (including any “flex” provisions) or such other terms and conditions that are more favorable to Parent and Merger Subsidiary.

McAfee has agreed to use reasonable best efforts to, and to cause its subsidiaries to use reasonable best efforts to, and to use reasonable best efforts to cause its and their respective representatives to, provide such cooperation as is reasonably requested by Parent and is necessary in connection with the Debt/Preferred Equity Financing and customarily provided for borrowers or issuers in financings of the type contemplated by the Debt Commitment Letter (or permanent take-out financing incurred in lieu of the bridge facility contemplated under the Debt Commitment Letter) or the Preferred Equity Commitment Letter, as applicable, subject to the terms set forth in the Merger Agreement. For more information, please see the section of this proxy statement captioned “The Merger Agreement—Cooperation with Debt/Preferred Equity Financing.”

Required Stockholder Approval

The affirmative vote of the holders of a majority of the outstanding shares of Company Stock is required to adopt the Merger Agreement (the “Company Stockholder Approval”). As of the close of business on [●], [2021] (the “Record Date”), [●] votes constitute a majority of the outstanding shares of Company Stock. Approval of the proposal to approve, on a non-binding advisory basis, the compensation that may be paid or become payable to McAfee’s named executive officers that is based on or otherwise relates to the Merger Agreement and the transactions contemplated by the Merger Agreement (the “Compensation Proposal”) and the proposal to adjourn the Special Meeting (the “adjournment proposal”), whether or not a quorum is present, requires the affirmative vote of a majority of the shares of Company Stock present in person or represented by proxy at the Special Meeting and entitled to vote on the subject matter. The approval of the Compensation Proposal is on a non-binding advisory basis and is not a condition to the completion of the Merger.

As of the Record Date, our directors and executive officers beneficially owned and were entitled to vote, in the aggregate, [●] shares of Company Stock, representing approximately [●]% of the shares of Company Stock outstanding as of the Record Date (and approximately [●]% of the shares of Company Stock outstanding when taking into account Company Stock Options held, in the aggregate, by our directors and executive officers).

TPG VII Manta AIV I, L.P., TPG VII Manta Finance I, L.P., TPG VII Manta Blocker Co-Invest I, L.P., TPG VII Side-by-Side Separate Account I, L.P., TPG VII Manta Holdings II, L.P., TPG VII Manta AIV Co-Invest, L.P., and Intel Americas, Inc. (collectively, the “Supporting Stockholders”) entered into a voting agreement with Parent, dated as of November 5, 2021 (the “Voting Agreement”). The Supporting Stockholders collectively own 65,591,599 shares of Class A Common Stock and 227,349,460 shares of Class B Common Stock representing approximately 35.86% of the total outstanding Class A Common Stock and 89.40% of the total outstanding Class B Common Stock, respectively, or approximately 67.91% of the total voting power of the Company Stock as of December 14, 2021. Pursuant to the Voting Agreement, the Supporting Stockholders have agreed, among other things, to vote their shares of Company Stock in favor of the proposal to adopt the Merger Agreement and against any competing transaction so long as the Merger Agreement has not been terminated and the Board of Directors has not made an Adverse Recommendation Change (as defined and described in the section of this proxy statement captioned “Proposal 1: Adoption of the Merger Agreement—The Board of Directors’ Recommendation; Adverse Recommendation Change”). For more information, see the section of this proxy statement captioned “Proposal 1: Adoption of the Merger Agreement—The Voting Agreement.”

We currently expect that our directors and executive officers will vote all of their respective shares of Company Stock: (1) “FOR” the adoption of the Merger Agreement; (2) “FOR,” on a non-binding advisory basis, the Compensation Proposal; and (3) “FOR” the adjournment proposal.

The Special Meeting

Date, Time and Place

A special meeting of McAfee Stockholders to consider and vote on the proposal to adopt the Merger Agreement will be held on [●], 2022 at [●], Pacific time (the “Special Meeting”). Due to the possible public health impact of the coronavirus (COVID-19) and to support the wellbeing of our employees and McAfee Stockholders, McAfee will hold the Special Meeting virtually via the Internet at [●] (the “virtual meeting website”).

You will not be able to attend the Special Meeting physically in person. For purposes of attendance at the Special Meeting, all references in this proxy statement to “present in person” or “in person” shall mean virtually present at the Special Meeting.

Record Date; Shares Entitled to Vote

You are entitled to vote at the Special Meeting if you owned shares of Company Stock at the close of business on the Record Date. Each holder of Company Stock shall be entitled to one (1) vote for each such share owned at the close of business on the Record Date.

Quorum

As of the Record Date, there were [●] shares of Company Stock outstanding and entitled to vote at the Special Meeting. The holders of a majority of the shares of Company Stock issued and outstanding and entitled to vote, present in person or represented by proxy, will constitute a quorum at the Special Meeting.

Recommendation of the McAfee Board of Directors

The Board of Directors has: (i) determined that the Merger Agreement and the transactions contemplated thereby (including the Merger) are fair and in the best interests of McAfee and the McAfee Stockholders, (ii) approved and declared advisable the Merger Agreement and any other agreement executed and delivered in connection with the Merger Agreement on the date thereof (collectively, the “Transaction Documents”) and the transactions contemplated by the Merger Agreement (including the Merger) and by the Transaction Documents, and (iii) resolved, subject to Section 6.03 of the Merger Agreement, to recommend adoption of the Merger Agreement by the McAfee Stockholders.

The Board of Directors recommends that you vote: (1) “FOR” the adoption of the Merger Agreement; (2) “FOR,” on a non-binding advisory basis, the Compensation Proposal; and (3) “FOR” the adjournment of the

Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting.

Prior to the adoption of the Merger Agreement by McAfee Stockholders, under certain circumstances, the Board of Directors may withdraw or change the foregoing recommendation if it determines in good faith (after consultation with its financial advisor and its outside legal counsel), in response to an Acquisition Proposal or an Intervening Event, the failure to do so would reasonably be expected to be inconsistent with the Board of Directors’ fiduciary duties to McAfee Stockholders under Delaware law. However, the Board of Directors cannot withdraw or change the foregoing recommendation unless it complies with certain procedures in the Merger Agreement, including, but not limited to, negotiating with Parent in good faith over a three (3) business day period to amend the Merger Agreement to obviate the need for such change in recommendation, after which the Board of Directors shall have determined that the failure to make an Adverse Recommendation Change (as defined in the section of this proxy statement captioned “Proposal 1: Adoption of the Merger Agreement—The Board of Directors’ Recommendation: Adverse Recommendation Change”) would reasonably be expected to be inconsistent with the Board of Directors’ fiduciary duties under Delaware law. The termination of the Merger Agreement by McAfee or Parent in connection with an Adverse Recommendation Change will result in the payment by McAfee of a termination fee (the “Company Termination Fee”) of either (i) $145,632,500 if the Merger Agreement is terminated before the Cut-Off Date (as defined in the section of this proxy statement captioned “—Alternative Acquisition Proposals”) to enter into a definitive agreement to consummate an alternative transaction contemplated by a Superior Proposal (as defined in the section of this proxy statement captioned “Proposal 1: Adoption of the Merger Agreement—The “Go Shop” Period—Solicitation of Other Offers”) made by an Excluded Party (as defined in the section of this proxy statement captioned “Proposal 1: Adoption of the Merger Agreement—The “Go Shop” Period—Solicitation of Other Offers”) or its Affiliates or (ii) $291,265,000, in the case of any other such termination. For more information, please see the section of this proxy statement captioned “Proposal 1: Adoption of the Merger Agreement—The Board of Directors’ Recommendation; Adverse Recommendation Change.”

Opinion of Goldman Sachs & Co. LLC

Goldman Sachs & Co. LLC (“Goldman Sachs”) rendered to the Board of Directors its oral opinion, subsequently confirmed in its written opinion dated November 5, 2021, that, as of the date of the written opinion and based upon and subject to the factors and assumptions set forth therein, the $26.00 in cash per share of Company Stock to be paid to the holders (other than Parent, an affiliate of GIC Private Ltd. (“GIC” and such affiliate, “Snowlake”) and their respective affiliates) of shares of Company Stock, taken in the aggregate, pursuant to the Merger Agreement was fair from a financial point of view to the holders of such shares of Company Stock.

The full text of the written opinion of Goldman Sachs, dated November 5, 2021, which sets forth assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Annex D. The summary of Goldman Sachs’ opinion contained in this proxy statement is qualified in its entirety by reference to the full text of Goldman Sachs’ written opinion. Goldman Sachs provided advisory services and its opinion for the information and assistance of the Board of Directors in connection with its consideration of the transaction. The Goldman Sachs opinion does not constitute a recommendation as to how any holder of shares of Company Stock should vote with respect to such transaction or any other matter.

For more information, see the section of this proxy statement captioned “The Merger—Opinion of Goldman Sachs & Co. LLC.”

Interests of McAfee’s Directors and Executive Officers in the Merger

When considering the foregoing recommendation of the Board of Directors that you vote to approve the proposal to adopt the Merger Agreement, McAfee Stockholders should be aware that McAfee’s directors and executive officers may have interests in the Merger that are different from, or in addition to, McAfee

Stockholders more generally. In (1) evaluating and negotiating the Merger Agreement, (2) approving the Merger Agreement and the Merger and (3) recommending that the Merger Agreement be adopted by McAfee Stockholders, the Board of Directors was aware of and considered these interests, among other matters, to the extent that these interests existed at the time. These interests include:

•

Company Awards and Management Incentive Units held by executive officers and directors will be treated as described in the section of this proxy statement captioned “The Merger—Interests of McAfee’s Directors and Executive Officers in the Merger—Treatment of Equity Awards;”

•

eligibility of McAfee’s executive officers to receive severance payments and benefits (including equity award vesting acceleration) under their severance agreements with McAfee, as described in more detail in the section of this proxy statement captioned “The Merger—Interests of McAfee’s Directors and Executive Officers in the Merger—Executive Severance Arrangements;” and

•	continued indemnification and directors’ and officers’ liability insurance to be provided by the Surviving Corporation.

If the proposal to adopt the Merger Agreement is approved, the shares of Company Stock held by McAfee directors and executive officers will be treated in the same manner as outstanding shares of Company Stock held by all other McAfee Stockholders. For more information, see the section of this proxy statement captioned “The Merger—Interests of McAfee’s Directors and Executive Officers in the Merger.”

Alternative Acquisition Proposals

The “Go Shop” Period—Solicitation of Other Acquisition Proposals

Under the Merger Agreement, from the date of the Merger Agreement until 11:59 p.m., New York City time on (a) December 20, 2021 (such date, the “No Shop Period Start Date”) or (b) in respect of any Excluded Party, January 4, 2022 (the “Cut-Off Date” and such period, the “Go Shop Period”), McAfee, its subsidiaries and their respective directors, officers, employees and other representatives have the right to, among other things, directly or indirectly: (i) solicit, initiate, propose, facilitate, encourage or induce any inquiries regarding any proposal or inquiry that constitutes, could constitute or is reasonably expected to lead to, an Acquisition Proposal, or the making, submission or announcement of one or more Acquisition Proposals from any person or its representatives, or encourage, facilitate or assist, any proposal, inquiry or offer that could reasonably be expected to lead to, result in or constitute an Acquisition Proposal; (ii) subject to entry into an Acceptable Confidentiality Agreement (as defined in the section of this proxy statement captioned “Proposal 1: Adoption of the Merger Agreement—The ‘Go Shop’ Period—Solicitation of Other Offers”), provide any non-public information to, any third person with the intent to facilitate the making of an Acquisition Proposal (as defined in the section of this proxy statement captioned “Proposal 1: Adoption of the Merger Agreement—The ‘Go Shop’ Period—Solicitation of Other Offers”); (iii) continue, enter into, participate or otherwise engage in discussions or negotiations with any third person (and its representatives) with respect to an Acquisition Proposal (or any proposal or inquiry that could constitute or reasonably be expected to lead to an Acquisition Proposal); and (iv) otherwise cooperate with, assist, participate in or take any action to facilitate any Acquisition Proposal or any other proposals that could reasonably be expected to lead to, result in or constitute any Acquisition Proposal.

The “No Shop” Period—No Solicitation of Other Acquisition Proposals

Under the Merger Agreement, (a) with respect to any Excluded Party, on the Cut-Off Date or (b) with respect to any person or “group” who is not an Excluded Party, on the No Shop Period Start Date, McAfee has agreed to, and to cause its subsidiaries to, and to instruct its and its subsidiaries representatives to, promptly cease and cause to be terminated any solicitation, discussions or negotiations with any third party or its representatives that could reasonably be expected to lead to or relating to an Acquisition Proposal and must promptly terminate all physical and electronic data room access previously granted to any such third party or its representatives, cease providing any further non-public information of McAfee or any of its subsidiaries to any such third party or its representatives and request the return or destruction of any copies of, studies based upon and/or any extracts or summaries from, any non-public information of McAfee or its subsidiaries in such third party’s possession or control.

Under the Merger Agreement, during the period commencing on (a) with respect to any Excluded Party, the Cut-Off Date, or (b) with respect to any person or “group” who is not an Excluded Party, the No Shop Period Start Date and, in each case, continuing until the earlier of the valid termination of the Merger Agreement or the Effective Time, neither McAfee nor any of its subsidiaries may, and must instruct and not authorize or knowingly permit its and its subsidiaries’ representatives to, directly or indirectly: (i) solicit, initiate, propose, knowingly induce, facilitate or knowingly encourage the making, submission or announcement of any Acquisition Proposal or any inquiries that could reasonably be expected to lead to, result in or constitute an Acquisition Proposal; (ii) enter into or participate in any discussions or negotiations with, or provide any non-public information relating to McAfee or its subsidiaries to, any third party relating to, an Acquisition Proposal, for the purpose of knowingly facilitating, inducing or encouraging an Acquisition Proposal; or (iii) except for an Acceptable Confidentiality Agreement, enter into a contract relating to an Acquisition Proposal.

Notwithstanding the foregoing restrictions, under certain specified circumstances, at any time prior to obtaining the Company Stockholder Approval, McAfee may, among other things, provide non-public information relating to McAfee or its subsidiaries to, and engage or participate in negotiations or discussions with, a third party or its representatives in respect of an unsolicited written Acquisition Proposal from such third party (including any Excluded Party, at any time) that did not result from any breach in any material respect of certain McAfee’s obligations, as described in the immediately preceding paragraph, if (and only if), subject to complying with certain procedures described in the subsequent paragraph, the Board of Directors determines in good faith (after consultation with its financial advisor and its outside legal counsel) that such Acquisition Proposal either constitutes a Superior Proposal or would reasonably be expected to lead to or result in a Superior Proposal. For more information, please see the section of this proxy statement captioned “Proposal 1: Adoption of the Merger Agreement—The ‘No Shop’ Period—No Solicitation of Other Offers.”

Both during the Go Shop Period and after the No Shop Period Start Date but prior to the adoption of the Merger Agreement by McAfee Stockholders, McAfee is entitled to terminate the Merger Agreement for the purpose of entering into an agreement in respect of a Superior Proposal if it complies with certain procedures in the Merger Agreement, including, but not limited to, negotiating with Parent in good faith over a three (3) business day period in an effort to amend the terms and conditions of the Merger Agreement so that such Superior Proposal no longer constitutes a “Superior Proposal” relative to the transactions contemplated by the Merger Agreement, as amended pursuant to such negotiations.

The termination of the Merger Agreement by McAfee following the Board of Directors’ authorization for McAfee to enter into a definitive agreement to consummate an alternative transaction contemplated by a Superior Proposal (assuming the Company has complied in all material respects with Section 6.03(b) and (c) of the Merger Agreement with respect to such Superior Proposal) will result in the payment by McAfee of a termination fee of either (i) $145,632,500 if the Merger Agreement is terminated before the Cut-Off Date to enter into a definitive agreement to consummate an alternative transaction with an Excluded Party or its affiliates or (ii) $291,265,000, in the case of any other such termination. For more information, please see the section of this proxy statement captioned “Proposal 1: Adoption of the Merger Agreement—The Board of Directors’ Recommendation; Adverse Recommendation Change.”

Termination of the Merger Agreement

In addition to the circumstances described above, Parent and McAfee have certain rights to terminate the Merger Agreement under customary circumstances, including by mutual written agreement, the imposition of laws, temporary restraining orders, preliminary injunctions or permanent injunctions in certain jurisdictions that permanently enjoin or otherwise permanently prohibit the consummation of the Merger, certain uncured breaches of the Merger Agreement by the other party, if the Merger has not been consummated by 11:59 p.m., New York City time on August 2, 2022 (as subject to certain potential extensions, the “End Date” (as further described in the section of this proxy statement captioned “Proposal 1: Adoption of the Merger Agreement—Termination of the Merger Agreement”)), if McAfee Stockholders fail to adopt the Merger Agreement at the Special Meeting (or any adjournment or postponement thereof), if prior to obtaining the Company Stockholder Approval, an Adverse Recommendation Change shall have occurred, or if prior to obtaining the Company Stockholder Approval the Company terminates the Merger Agreement to enter into a definitive agreement with respect to a Superior Proposal (subject to the terms and conditions with respect thereto set forth in the Merger Agreement). Under some circumstances, (i) McAfee is required to pay Parent a termination fee equal to either $145,632,500 or $291,265,000; and (ii) Parent is required to pay McAfee a termination fee equal to $582,530,000. Please see the section of this proxy statement captioned “Proposal 1: Adoption of the Merger Agreement—Termination Fee.”

Effect on McAfee if the Merger Is Not Completed

If the Merger Agreement is not adopted by McAfee Stockholders, or if the Merger is not completed for any other reason:

i.	McAfee Stockholders will not be entitled to, nor will they receive, any payment for their respective shares of Company Stock pursuant to the Merger Agreement;

ii.

(a) McAfee will remain an independent public company; (b) the Class A Common Stock will continue to be listed and traded on NASDAQ and registered under the Exchange Act; and (c) McAfee will continue to file periodic reports with the SEC; and

iii.

under certain specified circumstances, (a) McAfee will be required to pay Parent a termination fee of either $145,632,500 or $291,265,000, or (b) Parent will be required to pay McAfee a termination fee of $582,530,000, in each case, upon the termination of the Merger Agreement. For more information, please see the section of this proxy statement captioned “Proposal 1: Adoption of the Merger Agreement—Termination Fee.”

Please see the section of this proxy statement captioned “The Merger—Effect on McAfee if the Merger Is Not Completed.”

The Voting Agreement

The Supporting Stockholders, which collectively own 65,951,599 shares of Class A Common Stock and 227,349,460 shares of Class B Common Stock representing approximately 35.86% of the total outstanding Class A Common Stock and 89.40% of the total outstanding Class B Common Stock, respectively, or approximately 67.91% of the total voting power of the Company Stock as of December 14, 2021, entered into the Voting Agreement with Parent. Pursuant to the Voting Agreement, the Supporting Stockholders have agreed, among other things, to vote their shares of Company Stock in favor of the proposal to adopt the Merger Agreement and against any competing transaction so long as the Merger Agreement has not been terminated and the Board of Directors has not made an Adverse Recommendation Change. A copy of the Voting Agreement is attached as Annex B to this proxy statement and is incorporated herein by reference.

Amendment to Tax Receivable Agreement and OpCo LLC Agreement

Concurrent with the initial public offering of the Class A Common Stock and related reorganization transactions undertaken in connection with such initial public offering, McAfee, OpCo LLC and certain of their affiliates entered into a tax receivable agreement dated as of October 21, 2020 (the “TRA”) with (1) certain members of OpCo LLC who retained OpCo LLC units after McAfee’s initial public offering and (2) certain of the affiliates of such members. The TRA provides for payment by McAfee to such members and certain of their affiliates (collectively, the “TRA beneficiaries”) of 85% of the benefits, if any, that McAfee is deemed to realize (calculated using certain assumptions) as a result of (i) all or a portion of McAfee’s allocable share of existing tax basis in the assets of OpCo LLC (and its subsidiaries) acquired in connection with the reorganization transactions undertaken in connection with McAfee’s initial public offering, (ii) increases in McAfee’s allocable share of existing tax basis in the assets of OpCo LLC (and its subsidiaries) and tax basis adjustments in the assets of OpCo LLC (and its subsidiaries) as a result of sales or exchanges of OpCo LLC units after McAfee’s initial public offering, (iii) certain tax attributes of the corporations McAfee acquired in connection with such reorganization transactions (including their allocable share of existing tax basis in the assets of OpCo LLC (and its subsidiaries)), and (iv) certain other tax benefits related to entering into the TRA, including tax benefits attributable to payments under the TRA. The increases in McAfee’s allocable share of existing tax basis in OpCo LLC assets and tax basis adjustments generated over time may increase (for tax purposes) depreciation and amortization deductions available to members of OpCo LLC and, therefore, may reduce the amount of tax that McAfee would otherwise be required to pay in the future in respect of taxable income and gain allocated to McAfee with respect to OpCo LLC units.

Concurrent with the entry into the TRA on October 21, 2020, the limited liability company operating agreement of OpCo LLC was amended and restated to be in the form of the OpCo LLC Agreement. The OpCo LLC Agreement contemplates, among other things, the quarterly distribution of cash to the members of OpCo LLC (which entity is intended to be classified as a partnership for U.S. federal income tax purposes) intended to be sufficient to cover such members’ respective U.S. federal, state and local income tax liability (as determined in accordance with the OpCo LLC Agreement). Such tax liability relates to the net amount of taxable income and gain allocated to such members for the relevant taxable period (or as a result of any capital shifts or guaranteed payments for the use of capital) with respect to OpCo LLC units held by such members. These tax distributions result in the outflow of cash from OpCo LLC to members of the OpCo LLC each quarter.

On November 5, 2021, in connection with the execution of the Merger Agreement, McAfee and OpCo LLC and certain of their affiliates entered into an amendment to the TRA and the OpCo LLC Agreement (the “Amendment”) with TPG Global, LLC and Intel Americas, Inc. (in their capacities as the “TPG Nominee” and the “Intel Nominee” respectively as such terms are defined under the TRA) and certain other TRA beneficiaries and members of OpCo LLC, in accordance with the terms of the TRA and the OpCo LLC Agreement. A copy of the Amendment is attached as Annex C to this proxy statement and is incorporated herein by reference.

The Amendment (i) amends the TRA and the OpCo LLC Agreement (as further described below) and (ii) provides for certain covenants regarding tax reporting and tax-related actions after the closing of the Merger.

The Amendment provides for (i) the payment of amounts due under the TRA with respect to McAfee’s 2020 U.S. federal income tax year in accordance with the terms of the TRA up to an aggregate amount of $2,000,000, which payments shall be paid no later than 10 business days prior to the Closing Date, (ii) the suspension of all other payments under the TRA from and after November 5, 2021 and (iii) the amendment of the TRA by inserting a new Section 7.19 into the TRA effective as of immediately prior to and contingent upon the occurrence of the Effective Time which will result in the TRA (and all of McAfee’s future obligations thereunder, including the obligation to make any of the foregoing suspended payments) terminating immediately prior to the Effective Time. The Amendment also includes agreements among the parties thereto regarding the preparation of tax returns for tax periods that end on, before or include the Closing Date and limits actions that may be taken by McAfee, OpCo LLC and certain of their controlled affiliates after the closing of the Merger to the extent such actions may have an effect on items reflected on such tax returns.

The Amendment also (i) suspends all tax distributions under the OpCo LLC Agreement from and after November 5, 2021 for so long as the Amendment is in effect, and (ii) provides that from and after the Effective Time, no person or entity shall have any obligation to make or pay tax distributions under the OpCo LLC Agreement.

In the event the Merger Agreement is terminated in accordance with its terms, the Amendment shall become null and void ab initio and all payments that were suspended under the TRA pursuant to the Amendment, and all tax distributions that were suspended under the OpCo LLC Agreement pursuant to the Amendment, shall be made by McAfee and OpCo LLC as if the Amendment had never been executed.

The Amendment will result in (i) the suspension of certain in payments under the TRA with respect to McAfee’s 2021 U.S. federal income tax year in aggregate and (ii) contingent upon the occurrence of the Effective Time under the Merger Agreement, a permanent elimination of certain payments under the TRA that would have otherwise been payable to the TRA beneficiaries under the TRA with respect to McAfee’s 2021 U.S. federal income tax year. The Amendment will also eliminate any obligation of McAfee to make a payment under the TRA as a result of a change of control of McAfee, which would be substantial. The Amendment also will result in (i) the suspension of certain tax distributions by OpCo LLC under the OpCo LLC Agreement with respect to McAfee’s 2021 and 2022 U.S. federal income tax years (calculated assuming the Effective Time under the Merger Agreement occurs no later than April [1], 2022) and (ii) contingent upon the occurrence of the Effective Time under the Merger Agreement, a permanent elimination of an obligation to make such tax distributions under the OpCo LLC Agreement.

For more information with respect to the Amendment, please see our other filings with the SEC, including the section in our 2021 Proxy Statement captioned “Amendment to Tax Receivable Agreement and OpCo LLC Agreement” below and a copy of the Amendment which is included as Exhibit 99.2 to McAfee’s Current Report on Form 8-K, filed on November 8, 2021. A copy of the TRA is included as Exhibit 10.2 to McAfee’s Current Report on Form 8-K, filed on October 26, 2020, and a copy of the OpCo LLC Agreement is included as Exhibit 10.1 to McAfee’s Current Report on Form 8-K, filed on October 26, 2020.

QUESTIONS AND ANSWERS

The following questions and answers address some commonly asked questions regarding the Merger, the Merger Agreement and the Special Meeting. These questions and answers may not address all questions that are important to you. You should carefully read and consider the more detailed information contained elsewhere in this proxy statement and the annexes to this proxy statement, including, but not limited to, the Merger Agreement, along with all of the documents we refer to in this proxy statement, as they contain important information about, among other things, the Merger and how it affects you. You may obtain the information incorporated by reference in this proxy statement without charge by following the instructions under the caption, “Where You Can Find More Information.”

Q: Why am I receiving these materials?

A: The Board of Directors is furnishing this proxy statement and form of proxy card to the holders of shares of Company Stock in connection with the solicitation of proxies to be voted at the Special Meeting.

Q: When and where is the Special Meeting?

A: Due to the possible public health impact of the coronavirus (COVID-19) and to support the well-being of our employees and McAfee Stockholders, McAfee will hold the Special Meeting virtually via the Internet at the virtual meeting website. You will not be able to attend the Special Meeting physically in person.

Q: What am I being asked to vote on at the Special Meeting?

A: You are being asked to vote on the following proposals:

•	to adopt the Merger Agreement pursuant to which Merger Subsidiary will merge with and into McAfee, and McAfee will become a wholly owned subsidiary of Parent;

•	to approve, on a non-binding advisory basis, the Compensation Proposal; and

•

to approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting.

Q: Who is entitled to vote at the Special Meeting?

A: McAfee Stockholders as of the Record Date are entitled to notice of the Special Meeting and to vote at the Special Meeting. Each holder of Company Stock on the Record Date shall be entitled to cast one (1) vote on each matter properly brought before the Special Meeting for each share of Company Stock owned by such holder at the close of business on the Record Date.

Q: May I attend the Special Meeting and vote in person?

A: Yes. If you are a McAfee Stockholder of record, you may attend the Special Meeting virtually via the Internet at the virtual meeting website on [●], 2022 and complete a virtual ballot, whether or not you sign and return your proxy card. If you are a McAfee Stockholder of record, you will need your assigned 16-digit control number to vote shares electronically at the Special Meeting. The control number can be found on the proxy card, voting instruction form, or other applicable proxy notices.

Even if you plan to attend the Special Meeting in person, to ensure that your shares will be represented at the Special Meeting, we encourage you to sign, date and return the enclosed proxy card in the accompanying prepaid reply envelope or grant your proxy electronically over the Internet or by telephone (using the instructions provided in the enclosed proxy card). If you attend the Special Meeting and complete a virtual ballot, your vote will revoke any proxy previously submitted.

If you hold your shares in “street name,” you should instruct your bank, broker or other nominee how to vote your shares in accordance with the voting instruction form that you will receive from your bank, broker or other nominee. Your broker or other agent cannot vote on any of the proposals, including the proposal to adopt the Merger Agreement, without your instructions. If you hold your shares in “street name,” you may not vote your shares in person at the Special Meeting unless you obtain a “legal proxy” from your bank, broker or other nominee.

Q: As a McAfee Stockholder, what will I receive if the Merger is completed?

A: Upon completion of the Merger, you will be entitled to receive the Per Share Consideration of $26.00 in cash, without interest and less any applicable withholding taxes, for each share of Company Stock that you own (other than certain Company Restricted Shares), unless you have properly and validly exercised and not withdrawn your appraisal rights under the DGCL. For example, if you own 100 shares of Class A Common Stock, you will receive $2,600 in cash in exchange for your shares of Class A Common Stock, without interest and less any applicable withholding taxes.

Q: What will I receive for my Company Awards, Management Incentive Units of OpCo LLC, and Class A Units of OpCo LLC in the Merger?

A: Pursuant to the Merger Agreement, immediately prior to the Effective Time:

•

Each in-the-money Company Stock Option that is outstanding and vested (including, without limitation, each Company Stock Option that accelerates and becomes vested by its terms in connection with the Merger) will be canceled and converted into the right to receive, without interest, an amount in cash determined by multiplying the excess of the Per Share Consideration over the exercise price of the Company Stock Option by the number of shares of Company Stock subject to such option as of immediately prior to the Effective Time.

•

Each Company RSU and Company PSU that is then outstanding and vested as of the Effective Time (including each Company RSU and Company PSU that accelerates and becomes vested by its terms in connection with the Merger) will be canceled and converted into the right to receive, without interest, an amount in cash equal to the number of shares of Company Stock subject to the vested Company RSU or Company PSU award as of immediately prior to the Effective Time multiplied by the Per Share Consideration.

•

Each Management Incentive Unit of OpCo LLC that is outstanding and unvested will become vested in full. In respect of each share of Company Stock received in connection with the Exchange and Redemption of vested Management Incentive Units and Class A Units of OpCo LLC, the holder will receive the same Per Share Consideration payable to other holders of Company Stock (other than Excluded Shares and certain Company Restricted Shares).

•

Each Company Award that is then outstanding and not vested (other than options to purchase Company Stock that are not in-the-money) will be converted into a Cash Award, which will remain subject to the same time-vesting terms and conditions that apply immediately prior to the Effective Time, and will be paid out on the next payroll date following the applicable vesting date, so long as the applicable portion becomes vested prior to the applicable holder’s termination of service. Each Cash Award will be subject to vesting, payment, and other conditions that are no less favorable to each such holder than those that applied to the corresponding Company Award immediately prior to the consummation of the Merger. Each Cash Award will provide each applicable holder with the opportunity to be paid an amount in cash equal to:

•

with respect to Cash Awards deriving from an in-the-money Company Stock Option that is not vested, (i) the excess of the Per Share Consideration over the option exercise price of such in-the-money Company Stock Option multiplied by (ii) the number of shares of

Company Stock subject to such in-the-money Company Stock Option as of immediately prior to the Effective Time; and

•

with respect to Cash Awards deriving from a Company Restricted Share, Company RSU or Company PSU that is not vested (i) the number of shares of Company Stock subject to such Company Restricted Share, Company RSU or Company PSU as of immediately prior to the Effective Time multiplied by (ii) the Per Share Consideration; provided, that (A) in the case of a Company PSU that is not vested and that has an applicable one-year performance period that ends on or ended prior to the Effective Time, for purposes of determining the number of shares of Company Stock subject to such Company PSU converted into a Cash Award, such Company PSU shall be deemed earned based on the actual performance of McAfee during such performance period, and (B) in the case of a Company PSU that is not vested and that has an applicable one-year performance period that ends after the Effective Time, for purposes of determining the number of shares of Company Stock subject to such Company PSU converted into a Cash Award, the number of shares of Company Stock subject to such Company PSU shall be determined as though such performance conditions were satisfied at the applicable target levels.

•

In addition, following the execution of the Merger Agreement, McAfee and the other parties to the Merger Agreement further agreed that, in connection with the closing of the transactions contemplated by the Merger Agreement, generally subject to an applicable individual’s continued employment or other service to McAfee and its affiliates through the time that is immediately prior to the closing (except as described below), the following Special Vesting Opportunity will apply effective as of immediately prior to the closing:

•

each individual whose employment or other service to the Company and its affiliates commenced prior to January 1, 2021, will become vested in an additional number of then-outstanding unvested Company Awards having an aggregate dollar value (determined based on the amount payable in respect of such outstanding Company Awards pursuant to the Merger Agreement and without regard to vesting conditions) equal to the excess, if any, of (i) 25% of the combined total dollar value associated with the individual’s then-outstanding unvested Company Awards (other than any Company Awards granted after the execution of the Merger Agreement) and then-outstanding unvested Management Incentive Units of OpCo LLC (as defined below) over (ii) the total dollar value associated with the individual’s then-outstanding unvested Company Awards, and then-outstanding unvested Management Incentive Units of OpCo LLC, in each case, that will vest or otherwise accelerate by their terms or the terms of the Merger Agreement in connection with the consummation of the Merger; and

•

each individual whose employment or other service to the Company and its affiliates commenced on or after January 1, 2021, but before November 1, 2021, will become vested in an additional number of then-outstanding unvested Company Awards having an aggregate dollar value (determined based on the amount payable in respect of such outstanding Company Awards pursuant to the Merger Agreement and without regard to vesting conditions) equal to the excess, if any, of (i) 12.5% of the combined total dollar value associated with the individual’s then outstanding-unvested Company Awards (other than any Company Awards granted after the execution of the Merger Agreement) over (ii) the total value associated with such individual’s then-outstanding unvested Company Awards that will otherwise accelerate by their terms or the terms of the Merger Agreement in connection with the consummation of the Merger.

•

The Special Vesting Opportunity will not apply with respect to any employee or other service provider that remains employed by, or is providing services to, McAfee or any of its affiliates as of immediately prior to the Closing if, as of the time of the Closing, the service provider’s employment or other service is scheduled to transfer to an affiliate of the buyer of McAfee’s Enterprise business unit (i.e., because of a delayed transfer of subsidiaries in certain non-U.S.

jurisdictions) pursuant to the divestiture transaction that closed on July 27, 2021. To the extent that any Company Awards vest pursuant to the Special Vesting Opportunity, (i) the dollar value of the applicable award holder’s Cash Awards received in exchange for Company Awards, that do not vest in connection with the Closing will be reduced on a dollar-for-dollar basis by the dollar value of the Special Vesting Opportunity, with the offset being applied in reverse chronological order (i.e., starting with the amount payable on the latest vesting date after the consummation of the Merger (the “Closing Date”) and, to the extent necessary, proceeding to the next latest vesting date, etc.), (ii) such vesting will be deemed to take place immediately prior to the Closing for all purposes of the Merger Agreement, and (iii) such Company Awards so impacted by the Special Vesting Opportunity will become vested pursuant to the terms of the Merger Agreement as of immediately prior to the Closing. For the avoidance of doubt, no Company Awards will vest and accelerate with respect to the Special Vesting Opportunity if the holder would have already become vested as of the Closing in respect of at least 25% or 12.5%, as applicable, of the combined total dollar value of his or her then-outstanding unvested Company Awards (other than any Company Awards granted after the execution of the Merger Agreement) and then-outstanding unvested Management Incentive Units of OpCo LLC pursuant to the terms thereof or the terms of the Merger Agreement.

Q: What vote is required to adopt the Merger Agreement?

A: The affirmative vote of the holders of a majority of the outstanding shares of Company Stock is required to adopt the Merger Agreement.

If a quorum is present at the Special Meeting, the failure of any McAfee Stockholder of record to: (i) submit a signed proxy card; (ii) grant a proxy over the Internet or by telephone (using the instructions provided in the enclosed proxy card); or (iii) vote in person by virtual ballot at the Special Meeting will have the same effect as a vote “AGAINST” the proposal to adopt the Merger Agreement. If you hold your shares in “street name” and a quorum is present at the Special Meeting, the failure to instruct your bank, broker or other nominee how to vote your shares will have the same effect as a vote “AGAINST” the proposal to adopt the Merger Agreement. If a quorum is present at the Special Meeting, abstentions will have the same effect as a vote “AGAINST” the proposal to adopt the Merger Agreement. Each “broker non-vote” will also count as a vote “AGAINST” the proposal to adopt the Merger Agreement, but will have no effect on the Compensation Proposal or any proposal to adjourn the Special Meeting to a later date or dates to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting. If you properly sign your proxy card but do not mark the boxes showing how your shares should be voted on a matter, the shares represented by your properly signed proxy will be voted: (1) “FOR” the adoption of the Merger Agreement; (2) “FOR,” on a non-binding advisory basis, the Compensation Proposal; and (3) “FOR” the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting.

Q: Have any McAfee Stockholders already agreed to approve the proposal to adopt the Merger Agreement?

A: Yes. TPG VII Manta AIV I, L.P., TPG VII Manta Finance I, L.P., TPG VII Manta Blocker Co-Invest I, L.P., TPG VII Side-by-Side Separate Account I, L.P., TPG VII Manta Holdings II, L.P., TPG VII Manta AIV Co-Invest, L.P., and Intel Americas, Inc., which collectively own 65,591,599 shares of Class A Common Stock and 227,349,460 shares of Class B Common Stock representing approximately 35.86% of the total outstanding Class A Common Stock and 89.40% of the total outstanding Class B Common Stock, respectively, or approximately 67.91% of the total voting power of the Company Stock as of December 14, 2021, have entered into the Voting Agreement with Parent. Pursuant to the Voting Agreement, the foregoing entities have agreed, among other things, to vote their shares of Company Stock in favor of the proposal to adopt the Merger Agreement and against any competing transaction so long as the Merger Agreement has not been terminated and the Board of Directors has not made an Adverse Recommendation Change. For more information, see the section of this proxy statement captioned “Proposal 1: Adoption of the Merger Agreement—The Voting Agreement.”

Q: What happens if the Merger is not completed?

A: If the Merger Agreement is not adopted by McAfee Stockholders or if the Merger is not completed for any other reason, McAfee Stockholders will not receive any payment for their shares of Company Stock. Instead, McAfee will remain an independent public company, the Class A Common Stock will continue to be listed and traded on NASDAQ and registered under the Exchange Act, and we will continue to file periodic reports with the SEC.

Under specified circumstances, (a) McAfee will be required to pay Parent a termination fee of either $145,632,500 or $291,265,000, or (b) Parent will be required to pay McAfee a termination fee of $582,530,000, in each case, upon the termination of the Merger Agreement, as described in the section of this proxy statement captioned “Proposal 1: Adoption of the Merger Agreement—Termination Fee.”

Q: Why are McAfee Stockholders being asked to cast a non-binding advisory vote to approve the Compensation Proposal?

A: The Exchange Act and applicable SEC rules thereunder require McAfee to seek a non-binding advisory vote with respect to certain payments that could become payable to its named executive officers in connection with the Merger.

Q: What vote is required to approve the Compensation Proposal?

A: The affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the Special Meeting and entitled to vote on the subject matter is required for approval of the Compensation Proposal.

Q: What will happen if McAfee Stockholders do not approve the Compensation Proposal at the Special Meeting?

A: Approval of the Compensation Proposal is not a condition to the completion of the Merger. The vote with respect to the Compensation Proposal is an advisory vote and will not be binding on McAfee. Therefore, if the other requisite stockholder approvals are obtained and the Merger is completed, the amounts payable under the Compensation Proposal will continue to be payable to McAfee’s named executive officers in accordance with the terms and conditions of the applicable agreements.

Q: What do I need to do now?

A: You should carefully read and consider this entire proxy statement and the annexes to this proxy statement, including, but not limited to, the Merger Agreement, along with all of the documents that we refer to in this proxy statement, as they contain important information about, among other things, the Merger and how it affects you. Then sign, date and return, as promptly as possible, the enclosed proxy card in the accompanying reply envelope, or grant your proxy electronically over the Internet or by telephone (using the instructions provided in the enclosed proxy card), so that your shares can be voted at the Special Meeting. If you hold your shares in “street name,” please refer to the voting instruction forms provided by your bank, broker or other nominee to vote your shares.

Q: Should I surrender my book-entry shares now?

A: No. After the Merger is completed, the paying agent will send each holder of record a letter of transmittal and written instructions that explain how to exchange shares of Company Stock represented by such holder’s book-entry shares for the Per Share Consideration.

Q: What happens if I sell or otherwise transfer my shares of Company Stock after the Record Date but before the Special Meeting?

A: The Record Date for the Special Meeting is earlier than the date of the Special Meeting and the date the Merger is expected to be completed. If you sell or transfer your shares of Company Stock after the Record Date but before the Special Meeting, unless special arrangements (such as provision of a proxy) are made between you and the person to whom you sell or otherwise transfer your shares and each of you notifies McAfee in writing of such special arrangements, you will transfer the right to receive the Per Share Consideration, if the Merger is completed, to the person to whom you sell or transfer your shares, but you will retain your right to vote those shares at the Special Meeting. Even if you sell or otherwise transfer your shares of Company Stock after the Record Date, we encourage you to sign, date and return the enclosed proxy card in the accompanying reply envelope or grant your proxy electronically over the Internet or by telephone (using the instructions provided in the enclosed proxy card).

Q: What is the difference between holding shares as a McAfee Stockholder of record and as a beneficial owner?

A: If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC (“AST”), you are considered, with respect to those shares, to be the “stockholder of record.” In this case, this proxy statement and your proxy card have been sent directly to you by McAfee.

If your shares are held through a bank, broker or other nominee, you are considered the “beneficial owner” of shares of Company Stock held in “street name.” In that case, this proxy statement has been forwarded to you by your bank, broker or other nominee who is considered, with respect to those shares, to be the stockholder of record. As the beneficial owner, you have the right to direct your bank, broker or other nominee how to vote your shares by following their instructions for voting. You are also invited to attend the Special Meeting. However, because you are not the stockholder of record, you may not vote your shares in person at the Special Meeting unless you obtain a “legal proxy” from your bank, broker or other nominee.

Q: How may I vote?

A: If you are a McAfee Stockholder of record (that is, if your shares of Company Stock are registered in your name with AST, our transfer agent), there are four (4) ways to vote:

•	by signing, dating and returning the enclosed proxy card in the accompanying prepaid reply envelope;

•	by visiting the Internet at the address on your proxy card;

•	by calling toll-free (within the U.S. or Canada) at the phone number on your proxy card; or

•	by attending the Special Meeting virtually via the Internet at the virtual meeting website and completing a virtual ballot.

A control number, located on your proxy card, is designed to verify your identity and allow you to vote your shares of Company Stock, and to confirm that your voting instructions have been properly recorded when voting electronically over the Internet or by telephone (using the instructions provided in the enclosed proxy card). Please be aware that, although there is no charge for voting your shares, if you vote electronically over the Internet by visiting the address on your proxy card or by telephone by calling the phone number on your proxy card, in each case, you may incur costs such as Internet access and telephone charges for which you will be responsible.

Even if you plan to attend the Special Meeting in person, you are strongly encouraged to vote your shares of Company Stock by proxy. If you are a record holder or if you obtain a “legal proxy” to vote shares that you beneficially own, you may still vote your shares of Company Stock in person by virtual ballot at the Special Meeting even if you have previously voted by proxy. If you are present at the Special Meeting and vote in person by virtual ballot, your previous vote by proxy will not be counted.

If your shares are held in “street name” through a bank, broker or other nominee, you may vote through your bank, broker or other nominee by completing and returning the voting form provided by your bank, broker or other nominee, or, if such a service is provided by your bank, broker or other nominee, electronically over the Internet or by telephone. To vote over the Internet or by telephone through your bank, broker or other nominee, you should follow the instructions on the voting form provided by your bank, broker or nominee.

Q: If my broker holds my shares in “street name,” will my broker vote my shares for me?

A: No. Your bank, broker or other nominee is permitted to vote your shares on any proposal currently scheduled to be considered at the Special Meeting only if you instruct your bank, broker or other nominee how to vote. You should follow the procedures provided by your bank, broker or other nominee to vote your shares. Without instructions, your shares will not be voted on such proposals, which will have the same effect as if you voted against adoption of the Merger Agreement but will have no effect on the Compensation Proposal or the adjournment proposal.

Q: May I change my vote after I have mailed my signed and dated proxy card?

A: Yes. If you are a McAfee Stockholder of record, you may change your vote or revoke your proxy at any time before it is voted at the Special Meeting by:

•	signing another proxy card with a later date and returning it to us prior to the Special Meeting;

•	submitting a new proxy electronically over the Internet or by telephone after the date of the earlier submitted proxy;

•	delivering a written notice of revocation to the Secretary of McAfee; or

•	by attending the Special Meeting virtually via the Internet at the virtual meeting website and completing a virtual ballot.

If you hold your shares of Company Stock in “street name,” you should contact your bank, broker or other nominee for instructions regarding how to change your vote. You may also vote in person at the Special Meeting if you obtain a “legal proxy” from your bank, broker or other nominee.

Q: What is a proxy?

A: A proxy is your legal designation of another person to vote your shares of Company Stock. The written document describing the matters to be considered and voted on at the Special Meeting is called a “proxy statement.” The document used to designate a proxy to vote your shares of Company Stock is called a “proxy card.” Peter Leav, our President and Chief Executive Officer, is the proxy holder for the Special Meeting, with full power of substitution and re-substitution.

Q: If a McAfee Stockholder gives a proxy, how are the shares voted?

A: Regardless of the method you choose to vote, the individuals named on the enclosed proxy card, or your proxies, will vote your shares in the way that you indicate. When completing the Internet or telephone process or the proxy card, you may specify whether your shares should be voted for or against or to abstain from voting on all, some or none of the specific items of business to come before the Special Meeting.

If you properly sign your proxy card but do not mark the boxes showing how your shares should be voted on a matter, the shares represented by your properly signed proxy will be voted: (1) “FOR” the adoption of the Merger Agreement; (2) “FOR,” on a non-binding advisory basis, the Compensation Proposal; and (3) “FOR” the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting.

Q: What should I do if I receive more than one (1) set of voting materials?

A: Please sign, date and return (or grant your proxy electronically over the Internet or by telephone using the instructions provided in the enclosed proxy card) each proxy card and voting instruction card that you receive.

You may receive more than one (1) set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one (1) brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a McAfee Stockholder of record and your shares are registered in more than one (1) name, you will receive more than one (1) proxy card.

Q: Where can I find the voting results of the Special Meeting?

A: McAfee intends to publish final voting results in a Current Report on Form 8-K to be filed with the SEC following the Special Meeting. All reports that McAfee files with the SEC are publicly available when filed. For more information, please see the section of this proxy statement captioned “Where You Can Find More Information.”

Q: When do you expect the Merger to be completed?

A: We are working toward completing the Merger as quickly as possible and currently expect to complete the Merger in the first half of 2022. However, the exact timing of completion of the Merger cannot be predicted because the Merger is subject to the closing conditions specified in the Merger Agreement, many of which are outside of our control.

Q: Who can help answer my questions?

A: If you have any questions concerning the Merger, the Special Meeting or the accompanying proxy statement, would like additional copies of the accompanying proxy statement or need help voting your shares of Company Stock, please contact our proxy solicitor:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, NY 10022

Banks and Brokers Call: (877) 750-8307

All Others Call: (212) 750-5833

FORWARD-LOOKING STATEMENTS

This proxy statement, and any document to which McAfee refers in this proxy statement, contains “forward-looking statements.” Such forward-looking statements include statements relating to McAfee’s strategy, goals, future focus areas, the value of, timing and prospects of the proposed Merger. These forward-looking statements are based on McAfee management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements that are not historical facts and may be identified by terms such as “expects,” “believes,” “plans,” or similar expressions and the negatives of those terms. These forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements, expressed or implied by the forward-looking statements, including:

•

risks related to the satisfaction of the conditions to closing the Merger (including the failure to obtain necessary regulatory approvals and the requisite approval of McAfee Stockholders) in the anticipated timeframe or at all;

•	the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement;

•	risks related to disruption of management’s attention from McAfee’s ongoing business operations due to the Merger;

•

disruption from the Merger making it difficult to maintain business and operational relationships, including retaining and hiring key personnel and maintaining relationships with McAfee’s customers, vendors and others with whom it does business;

•	significant transaction costs associated with the Merger;

•	the risk of litigation and/or regulatory actions related to the Merger;

•

the possibility that general economic conditions, and conditions and uncertainty caused by the COVID-19 pandemic, could cause information technology spending to be reduced or purchasing decisions to be delayed;

•	an increase in insurance claims;

•	an increase in customer cancellations;

•	the inability to increase sales to existing customers and to attract new customers;

•	McAfee’s failure to integrate future acquired businesses successfully;

•	the timing and success of new product introductions by McAfee or its competitors;

•	changes in McAfee’s pricing policies or those of its competitors;

•	developments with respect to legal or regulatory proceedings;

•	the inability to achieve revenue growth or to enable margin expansion;

•	changes in McAfee’s estimates with respect to its long-term corporate tax rate; and

•

such other risks and uncertainties described more fully in documents filed with or furnished to the SEC by McAfee, including under the heading “Risk Factors” in McAfee’s Annual Report on Form 10-K previously filed with the SEC on March 1, 2021 and under Item 1A “Risk Factors” in its Quarterly Report on Form 10-Q previously filed with the SEC on November 9, 2021.

All information provided in this proxy statement is as of the date hereof and McAfee undertakes no duty to update this information except as required by law.

THE SPECIAL MEETING

The enclosed proxy is solicited on behalf of the Board of Directors for use at the Special Meeting.

Date, Time and Place

The Special Meeting will be held on [●], 2022 at [●], Pacific time. Due to the possible public health impact of the coronavirus (COVID-19) and to support the well-being of our employees and McAfee Stockholders, McAfee will hold the special meeting virtually via the Internet at the virtual meeting website. You will not be able to attend the Special Meeting physically in person.

Purpose of the Special Meeting

At the Special Meeting, we will ask McAfee Stockholders to vote on proposals to: (i) adopt the Merger Agreement; (ii) approve, on a non-binding advisory basis, the Compensation Proposal; and (iii) adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting.

Record Date; Shares Entitled to Vote; Quorum

Only McAfee Stockholders of record as of the Record Date are entitled to notice of the Special Meeting and to vote at the Special Meeting. A list of McAfee Stockholders entitled to vote at the Special Meeting will be available at our principal executive offices located at 6220 America Center Drive, San Jose, CA 95002, during regular business hours for a period of no less than 10 days before the Special Meeting and at the virtual meeting website during the Special Meeting. As of the Record Date, there were [●] shares of Class A Common Stock outstanding and entitled to vote at the Special Meeting and [●] shares of Class B Common Stock outstanding and entitled to vote at the Special Meeting.

The holders of a majority of the stock issued and outstanding and entitled to vote in person or as represented by proxy will constitute a quorum at the Special Meeting. In the event that a quorum is not present at the Special Meeting, it is expected that the meeting will be adjourned to solicit additional proxies.

Vote Required; Abstentions and Broker Non-Votes

Each share of Company Stock outstanding at the close of business on the Record Date is entitled to one vote on each of the proposals to be considered at the Special Meeting.

The affirmative vote of the holders of a majority of the outstanding shares of Company Stock is required to adopt the Merger Agreement. As of the Record Date, [●] votes constitute a majority of the outstanding shares of Company Stock. Adoption of the Merger Agreement by the requisite outstanding shares of Company Stock as of the Record Date is a condition to the closing of the Merger.

The affirmative vote of the holders of a majority of the outstanding shares of Company Stock present in person or represented by proxy at the Special Meeting and entitled to vote on the subject matter is required to approve, on a non-binding advisory basis, the Compensation Proposal.

Approval of the proposal to adjourn the Special Meeting, whether or not a quorum is present, requires the affirmative vote of a majority of the outstanding shares of Company Stock present in person or represented by proxy at the Special Meeting and entitled to vote on the subject matter.

If a McAfee Stockholder abstains from voting, that abstention will have the same effect as if the McAfee Stockholder voted “AGAINST” the proposal to adopt the Merger Agreement and “AGAINST” the proposal to approve, on a non-binding advisory basis, the Compensation Proposal. For McAfee Stockholders who attend the Special Meeting or are represented by proxy and abstain from voting, the abstention will have the same effect as if the McAfee Stockholder voted “AGAINST” any proposal to adjourn the Special Meeting to a later date to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting.

Each “broker non-vote” will also count as a vote “AGAINST” the proposal to adopt the Merger Agreement but will have no effect on the Compensation Proposal or any proposal to adjourn the Special Meeting to a later date or dates to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting. A so-called “broker non-vote” results when banks, brokers and other nominees return a valid proxy voting upon a matter or matters for which the applicable rules provide discretionary authority but do not vote on a particular proposal because they do not have discretionary authority to vote on the matter and have not received specific voting instructions from the beneficial owner of relevant shares. McAfee does not expect any broker non-votes at the Special Meeting because the rules applicable to banks, brokers and other nominees only provide brokers with discretionary authority to vote on proposals that are considered routine, whereas each of the proposals to be presented at the Special Meeting is considered non-routine. As a result, no broker will be permitted to vote your shares of Company Stock at the Special Meeting without receiving instructions. Failure to instruct your broker on how to vote your shares of Company Stock will have the same effect as a vote “against” the proposal to adopt the Merger Agreement.

Stock Ownership and Interests of Certain Persons

Shares Held by McAfee’s Directors and Executive Officers

As of the Record Date, our directors and executive officers beneficially owned and were entitled to vote, in the aggregate, [●] shares of Class A Common Stock and [●] shares of Class B Common Stock, representing approximately [●]% of the shares of Company Stock outstanding on the Record Date (and approximately [●]% of the total shares of Company Stock outstanding when taking into account Company Stock Options, Company RSUs, Company PSUs and Company Restricted Shares held, in the aggregate, by our directors and executive officers).

We currently expect that our directors and executive officers will vote all of their respective shares of Company Stock (1) “FOR” the adoption of the Merger Agreement, (2) “FOR,” on a non-binding advisory basis, the Compensation Proposal, and (3) “FOR” the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting.

Shares Held by the Supporting Stockholders

The Supporting Stockholders, which collectively own 65,591,599 shares of Class A Common Stock and 227,349,460 shares of Class B Common Stock representing approximately 35.86% of the total outstanding Class A Common Stock and 89.40% of the total outstanding Class B Common Stock, respectively, or approximately 67.91% of the total voting power of the Company Stock as of December 14, 2021, have entered into the Voting Agreement with Parent. Pursuant to the Voting Agreement, the Supporting Stockholders have agreed, among other things, to vote their shares of Company Stock in favor of the proposal to adopt the Merger Agreement and against any competing transaction so long as the Merger Agreement has not been terminated and the Board of Directors has not made an Adverse Recommendation Change. For more information, see the section of this proxy statement captioned “Proposal 1: Adoption of the Merger Agreement—The Voting Agreement.”

Voting of Proxies

If your shares are registered in your name with our transfer agent, AST, you may cause your shares to be voted by returning a signed and dated proxy card in the accompanying prepaid envelope, or you may vote in person at the Special Meeting. Additionally, you may grant a proxy electronically over the Internet or by telephone (using the instructions provided in the enclosed proxy card). You must have the enclosed proxy card available and follow the instructions on the proxy card in order to grant a proxy electronically over the Internet or by telephone. Based on your proxy cards or Internet and telephone proxies, the proxy holders will vote your shares according to your directions.

If you plan to attend the Special Meeting and wish to vote in person, you will be given a virtual ballot at the Special Meeting. If your shares are registered in your name, you are encouraged to vote by proxy even if you plan to attend the Special Meeting in person. If you attend the Special Meeting and vote in person by virtual ballot, your vote will revoke any previously submitted proxy.

Voting instructions are included on your proxy card. All shares represented by properly signed and dated proxies received in time for the Special Meeting will be voted at the Special Meeting in accordance with the instructions of the McAfee Stockholder. Properly signed and dated proxies that do not contain voting instructions will be voted: (1) “FOR” adoption of the Merger Agreement; (2) “FOR,” on a non-binding advisory basis, the Compensation Proposal; and (3) “FOR” the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting.

If your shares are held in “street name” through a bank, broker or other nominee, you may vote through your bank, broker or other nominee by completing and returning the voting form provided by your bank, broker or other nominee or attending the Special Meeting and voting in person with a “legal proxy” from your bank, broker or other nominee. If such a service is provided, you may vote over the Internet or telephone through your bank, broker or other nominee by following the instructions on the voting form provided by your bank, broker or other nominee. If you do not return your bank’s, broker’s or other nominee’s voting form, do not vote via the Internet or telephone through your bank, broker or other nominee, if possible, or do not attend the Special Meeting and vote in person with a “legal proxy” from your bank, broker or other nominee, it will have the same effect as if you voted “AGAINST” the proposal to adopt the Merger Agreement but will not have any effect on the Compensation Proposal or the adjournment proposal.

Revocability of Proxies

If you are a McAfee Stockholder of record, you may change your vote or revoke your proxy at any time before it is voted at the Special Meeting by:

•	signing another proxy card with a later date and returning it to us prior to the Special Meeting;

•	submitting a new proxy electronically over the Internet or by telephone after the date of the earlier submitted proxy;

•	delivering a written notice of revocation to the Secretary of McAfee; or

•	attending the Special Meeting virtually via the Internet at the virtual meeting website and completing a virtual ballot.

If you have submitted a proxy, your appearance at the Special Meeting will not have the effect of revoking your prior proxy, provided that you do not vote in person or submit an additional proxy or revocation, which, in each case, will have the effect of revoking your proxy.

If you hold your shares of Company Stock in “street name,” you should contact your bank, broker or other nominee for instructions regarding how to change your vote. You may also vote in person at the Special Meeting if you obtain a “legal proxy” from your bank, broker or other nominee.

Any adjournment, postponement or other delay of the Special Meeting, including for the purpose of soliciting additional proxies, will allow McAfee Stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Special Meeting as adjourned, postponed or delayed.

Board of Directors’ Recommendation

The Board of Directors has: (i) determined that the Merger Agreement and the transactions contemplated thereby (including the Merger) are fair to and in the best interests of McAfee and the McAfee Stockholders, (ii) approved and declared advisable the Merger Agreement, the Transaction Documents and the transactions contemplated thereby (including the Merger), and (iii) resolved, subject to Section 6.03 of the Merger Agreement, to recommend adoption of the Merger Agreement by the McAfee Stockholders.

The Board of Directors recommends that you vote: (1) “FOR” the adoption of the Merger Agreement; (2) “FOR,” on a non-binding advisory basis, the Compensation Proposal; and (3) “FOR” the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting.

Solicitation of Proxies

The expense of soliciting proxies will be borne by McAfee. We have retained Innisfree M&A Incorporated (“Innisfree”), a proxy solicitation firm, to solicit proxies in connection with the Special Meeting at a cost of approximately $15,000 plus expenses. We will also indemnify Innisfree against losses arising out of its provision of these services on our behalf. In addition, we may reimburse banks, brokers and other nominees representing beneficial owners of shares for their expenses in forwarding soliciting materials to such beneficial owners. Proxies may be solicited personally or by telephone, email, fax, over the Internet or other means of communication, without additional compensation to our directors, officers and employees.

Anticipated Date of Completion of the Merger

Assuming timely satisfaction of necessary closing conditions, including the approval by McAfee Stockholders of the proposal to adopt the Merger Agreement, we anticipate that the Merger will be consummated in the first half of 2022.

Appraisal Rights

If the Merger is consummated, McAfee Stockholders who continuously hold shares of Company Stock through the Effective Time, who do not vote in favor of the adoption of the Merger Agreement, who properly demand appraisal of their shares, and who do not withdraw their demands or otherwise lose their rights to seek appraisal will be entitled to seek appraisal of their shares in connection with the Merger under Section 262 of the DGCL. This means that holders of shares of Company Stock who perfect their appraisal rights, who do not thereafter withdraw their demand for appraisal, and who follow the procedures in the manner prescribed by Section 262 of the DGCL may be entitled to have their shares appraised by the Delaware Court of Chancery and to receive payment in cash of the “fair value” of their shares of Company Stock, exclusive of any elements of value arising from the accomplishment or expectation of the Merger, as determined by the Delaware Court of Chancery, together with interest to be paid on the amount determined to be fair value, if any (or in certain circumstances described in further detail in the section of this proxy statement captioned “The Merger—Appraisal Rights,” on the difference between the amount determined to be the fair value and the amount paid by the Surviving Corporation in the Merger to each McAfee Stockholder entitled to appraisal prior to the entry of judgment in any appraisal proceeding). Due to the complexity of the appraisal process, McAfee Stockholders who wish to seek appraisal of their shares are encouraged to review Section 262 of the DGCL carefully and to seek the advice of legal counsel with respect to the exercise of appraisal rights.

McAfee Stockholders considering seeking appraisal should be aware that the fair value of their shares as determined pursuant to Section 262 of the DGCL could be more than, the same as or less than the value of the consideration that they would receive pursuant to the Merger Agreement if they did not seek appraisal of their shares.

To exercise your appraisal rights, you must: (i) submit a written demand for appraisal to McAfee before the vote is taken on the adoption of the Merger Agreement; (ii) not submit a proxy or otherwise vote in favor of the proposal to adopt the Merger Agreement; (iii) continue to hold your shares of Company Stock of record through the Effective Time; and (iv) strictly comply with all other procedures for exercising appraisal rights under Section 262 of the DGCL. Your failure to follow exactly the procedures specified under Section 262 of the DGCL may result in the loss of your appraisal rights. In addition, the Delaware Court of Chancery will dismiss appraisal proceedings in respect of the Merger unless certain stock ownership conditions are satisfied by the McAfee Stockholders seeking appraisal. The DGCL requirements for exercising appraisal rights are described in further detail in the section of this proxy statement captioned “The Merger—Appraisal Rights,” which is qualified in its entirety by Section 262 of the DGCL, the relevant section of the DGCL regarding appraisal rights. A copy of Section 262 of the DGCL is reproduced and attached as Annex E to this proxy statement and incorporated herein by reference. If you hold your shares of Company Stock through a bank, brokerage firm or other nominee and you wish to exercise appraisal rights, you should consult with your bank, brokerage firm or other nominee to determine the appropriate procedures for the making of a demand for appraisal by such bank, brokerage firm or nominee.

Delisting and Deregistration of McAfee Class A Common Stock

If the Merger is completed, the shares of Class A Common Stock will be delisted from NASDAQ and deregistered under the Exchange Act, and shares of Class A Common Stock will no longer be publicly traded.

Other Matters

At this time, we know of no other matters to be voted on at the Special Meeting. If any other matters properly come before the Special Meeting, your shares of Company Stock will be voted in accordance with the discretion of the appointed proxy holders.

Householding of Special Meeting Materials

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two (2) or more McAfee Stockholders reside if we believe the McAfee Stockholders are members of the same family. Each McAfee Stockholder in the household will continue to receive a separate proxy card. This process, known as “householding,” reduces the volume of duplicate information received at your household and helps to reduce our expenses.

If you would like to receive your own set of our disclosure documents, please contact us using the instructions set forth below. Similarly, if you share an address with another McAfee Stockholder and together both of you would like to receive only a single set of our disclosure documents, please contact us using the instructions set forth below.

If you are a McAfee Stockholder of record, you may contact us by writing to McAfee at 6220 America Center Drive, San Jose, CA 95002, or by calling McAfee at (866) 648-8133 and requesting to speak with our investor relations department. Eligible McAfee Stockholders of record receiving multiple copies of this proxy statement can request householding by contacting us in the same manner. If a bank, broker or other nominee holds your shares, please contact your bank, broker or other nominee directly.

Questions and Additional Information

If you have any questions concerning the Merger, the Special Meeting or this proxy statement, would like additional copies of this proxy statement or need help voting your shares of Company Stock, please contact our proxy solicitor:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, NY 10022

Banks and Brokers Call: (877) 750-8307

All Others Call: (212) 750-5833

THE MERGER

This discussion of the Merger is qualified in its entirety by reference to the Merger Agreement, which is attached to this proxy statement as Annex A and incorporated into this proxy statement by reference. You should carefully read and consider the entire Merger Agreement, which is the legal document that governs the Merger, because this document contains important information about the Merger and how it affects you.

Parties Involved in the Merger

McAfee Corp.

6220 America Center Drive

San Jose, CA 95002

(866) 622-3911

McAfee, a Delaware corporation, is a global leader in online protection for consumers. Focused on protecting people, not just devices, McAfee consumer solutions adapt to users’ needs in an always online world, empowering them to live securely through integrated, intuitive solutions that protect their families and communities with the right security at the right moment. Founded in 1987 and headquartered in San Jose, California, McAfee currently serves customers from offices in North America, Europe, the Middle East, Latin America and Asia. The Class A Common Stock is listed on NASDAQ under the symbol “MCFE.”

Condor BidCo, Inc.

c/o Permira Advisers LLC

320 Park Avenue, 28th Floor

New York, NY 10022

(212) 386-7480

Parent was incorporated on November 4, 2021, solely for the purpose of engaging in the transactions contemplated by the Merger Agreement, and has not engaged in any business activities other than in connection with the transactions contemplated by the Merger Agreement and arranging of the financing in connection with the Merger.

Condor Merger Sub, Inc.

c/o Permira Advisers LLC

320 Park Avenue, 28th Floor

New York, NY 10022

(212) 386-7480

Merger Subsidiary is a wholly owned subsidiary of Parent and was incorporated on November 4, 2021, solely for the purpose of engaging in the transactions contemplated by the Merger Agreement, and has not engaged in any business activities other than in connection with the transactions contemplated by the Merger Agreement and arranging of the financing in connection with the Merger. Upon completion of the Merger, Merger Subsidiary will merge with and into McAfee and will cease to exist.

Parent and Merger Subsidiary are entities that are affiliated with the Sponsors. Advent is a leading private equity firm focused on investments in five core sectors, including business and financial services; health care; industrial; retail, consumer and leisure; and technology. Permira is a leading private equity firm focused on tech and tech-enabled investing, with a particular focus on digital consumer and enterprise cloud end markets. At the Effective Time, the Surviving Corporation will be indirectly owned by the Sponsors and certain of their co-investors and affiliates.

In connection with the transactions contemplated by the Merger Agreement, (1) the Equity Financing Sources have committed to capitalize Parent at the Closing with an aggregate equity contribution equal to $5.2 billion and (2) JP Morgan Chase Bank, N.A., Bank of America, N.A., Credit Suisse AG, Cayman Islands Branch, Barclays Bank PLC, Citibank, N.A. (and/or its affiliates), HSBC Bank USA, National Association, Royal Bank of Canada, CPPIB Credit Investments III Inc., UBS AG, Stamford Branch, PSP Investments Credit II USA LLC, Bank of Montreal, KKR Corporate Lending (CA) LLC, Macquarie Capital Funding LLC, Mizuho Bank, Ltd., MUFG, Nomura Securities International, Inc., Wells Fargo Bank, National Association, BNP Paribas, Canadian Imperial Bank of Commerce, New York Branch, Citizens Bank, National Association, Credit Agricole Corporate and Investment Bank, Fifth Third Bank, National Association, Intesa Sanpaolo S.P.A., New York Branch, Keybank National Association, Natixis, New York Branch, Societe Generale, Standard Chartered Bank, Stifel Bank & Trust, Sumitomo Mitsui Banking Corporation, The Toronto-Dominion Bank, New York Branch and The Bank of Nova Scotia have agreed to provide Parent with debt financing consisting of a $6.66 billion first lien term loan facility, a $1 billion first lien cash flow revolving facility and a $2.32 billion senior unsecured bridge facility (which may be replaced with senior notes issued through a Rule 144A or other private placement). Additionally, Parent has obtained preferred equity financing in an aggregate principal amount of up to $800 million from PSP Investments Credit USA LLC and NB Andes LP pursuant to the Preferred Equity Commitment Letter. In addition, the Fee Funding Sources have agreed to guarantee certain obligations of Parent or Merger Subsidiary under the Merger Agreement, subject to an aggregate cap equal to $600,030,000, including the Parent Termination Fee and certain fees and expenses payable by Parent or Merger Subsidiary as specified in the Merger Agreement. Such amounts will be used to fund the aggregate purchase price required to be paid at the closing of the Merger and to also fund certain other payments (including the Required Amounts), subject to the terms and conditions of the Merger Agreement. For more information, please see the section of this proxy statement captioned “—Financing of the Merger.”

Effect of the Merger

Upon the terms and subject to the conditions of the Merger Agreement, Merger Subsidiary will merge with and into McAfee and the separate corporate existence of Merger Subsidiary will cease, with McAfee continuing as the Surviving Corporation. As a result of the Merger, McAfee will become a wholly owned subsidiary of Parent, and the Class A Common Stock will no longer be publicly traded and will be delisted from NASDAQ. In addition, the Company Stock will be deregistered under the Exchange Act, and we will no longer file periodic reports with the SEC. If the Merger is completed, you will not own any shares of the capital stock of the Surviving Corporation.

The Effective Time will occur upon the filing of a certificate of merger with the Secretary of State of the State of Delaware (or at such later time as McAfee, Parent and Merger Subsidiary may agree in writing and specify in the certificate of merger).

Effect on McAfee If the Merger Is Not Completed

If the Merger Agreement is not adopted by McAfee Stockholders, or if the Merger is not completed for any other reason:

i.	McAfee Stockholders will not be entitled to, nor will they receive, any payment for their respective shares of Company Stock pursuant to the Merger Agreement;

ii.

(a) McAfee will remain an independent public company; (b) the Class A Common Stock will continue to be listed and traded on NASDAQ and registered under the Exchange Act; and (c) McAfee will continue to file periodic reports with the SEC;

iii.

we anticipate that (a) management will operate the business in a manner similar to that in which it is being operated today and (b) McAfee Stockholders will be subject to similar types of risks and uncertainties as those to which they are currently subject, including, but not limited to, risks and uncertainties with respect to McAfee’s business, prospects and results of operations, as such may be affected by, among other things, the highly competitive industry in which McAfee operates and economic conditions;

iv.

the price of the Class A Common Stock may decline significantly, and if that were to occur, it is uncertain when, if ever, the price of the Class A Common Stock would return to the price at which it trades as of the date of this proxy statement;

v.

the Board of Directors will continue to evaluate and review McAfee’s business operations, strategic direction and capitalization, among other things, and will make such changes as are deemed appropriate; irrespective of these efforts, it is possible that no other transaction acceptable to the Board of Directors will be offered or that McAfee’s business, prospects and results of operations will be adversely impacted; and

vi.

under specified circumstances, McAfee will be required to pay Parent a termination fee of either $145,632,500 or $291,265,000, upon the termination of the Merger Agreement, as described in the section of this proxy statement captioned “Proposal 1: Adoption of the Merger Agreement—Termination Fee.”

Merger Consideration

Company Stock

At the Effective Time, each then outstanding share of Company Stock (other than (A) Excluded Shares, which include, for example, shares of Company Stock owned by McAfee Stockholders who have properly and validly exercised and not withdrawn their statutory rights of appraisal in accordance with Section 262 of the DGCL and (B) certain Company Restricted Shares that will be converted into Cash Awards (as further discussed in the section of this proxy statement captioned “—Merger Consideration— Treatment of Company Equity Awards”)) outstanding as of immediately prior to the Effective Time will be cancelled and automatically converted into the right to receive the Per Share Consideration, without interest and less any applicable withholding taxes.

After the Merger is completed, you will have the right to receive the Per Share Consideration in respect of each share of Company Stock that you owned as of immediately prior to the Merger (without interest and less any applicable withholding taxes), but you will no longer have any other rights as a McAfee Stockholder (except that McAfee Stockholders who properly and validly exercise and do not withdraw their appraisal rights will not receive the Per Share Consideration and instead have a right to receive payment of the “fair value” of their shares as determined pursuant to an appraisal proceeding, as contemplated by Delaware law). For more information, please see the section of this proxy statement captioned “—Appraisal Rights.”

Treatment of Company Equity Awards

Pursuant to the Merger Agreement, immediately prior to the Effective Time:

•

Each in-the-money Company Stock Option that is outstanding and vested (including each Company Stock Option that accelerates and becomes vested by its terms in connection with the Merger) will be canceled and converted into the right to receive, without interest, an amount in cash determined by multiplying the excess of the Per Share Consideration over the exercise price of the Company Stock Option by the number of shares of Company Stock subject to such option as of immediately prior to the Effective Time. Each option to purchase Company Stock that is not in-the-money (whether or not vested) shall be canceled for no consideration.

•

Each Company RSU and Company PSU that is outstanding and vested as of the Effective Time (including each Company RSU and each Company PSU that accelerates and becomes vested by its terms in connection with the Merger) will be canceled and converted into the right to receive, without interest, an amount in cash equal to the number of shares of Company Stock subject to the vested Company RSU or Company PSU award as of immediately prior to the Effective Time multiplied by the Per Share Consideration.

•

Each award payable in a fixed amount of cash issued in connection with McAfee’s initial public offering to employees in certain jurisdictions, and each right to receive previously accrued but not yet paid cash dividends or distributions in respect of Company Awards, Class A Units of OpCo LLC, or Management Incentive Units of OpCo LLC (collectively, “Company Cash Rights”) will be assumed, honored, or continued in accordance with its terms.

•

Each Company Award that is then outstanding and not vested (other than options to purchase Company Stock that are not in-the-money) will be converted into a Cash Award, which will remain subject to the same time-vesting terms and conditions that apply immediately prior to the Effective Time, and will be paid out on the next payroll date following the applicable vesting date, so long as the applicable portion becomes vested prior to the applicable holder’s termination of service. Each Cash Award will be subject to vesting, payment, and other conditions that are no less favorable to each such holder than those that applied to the corresponding Company Award immediately prior to the consummation of the Merger. Each Cash Award will provide each applicable holder with the opportunity to be paid an amount in cash equal to:

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with respect to each Cash Award deriving from an in-the-money Company Stock Option that is not vested, (i) the excess of the Per Share Consideration over the option exercise price of such in-the-money Company Stock Option multiplied by (ii) the number of shares of Company Stock subject to such in-the-money Company Stock Option as of immediately prior to the closing; and

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with respect to each Cash Award deriving from a Company Restricted Share, Company RSU, or Company PSU that is not vested (i) the number of shares of Company Stock subject to such Company Restricted Share, Company RSU, or Company PSU as of immediately prior to the closing multiplied by (ii) the Per Share Consideration; provided, that (A) in the case of a Company PSU that is not vested and that has an applicable one-year performance period that ends on or ended prior to the closing, for purposes of determining the number of shares of Company Stock subject to such Company PSU to be converted into a Cash Award, such Company PSU shall be deemed earned based on the actual performance of McAfee during such performance period, and (B) in the case of a Company PSU that is not vested and that has an applicable one-year performance period that ends after the closing, for purposes of determining the number of shares of Company Stock subject to such Company PSU to be converted into a Cash Award, the number of shares of Company Stock subject to such Company PSU shall be determined as though such performance conditions were satisfied at the applicable target levels.

Following the execution of the Merger Agreement, McAfee and the purchasing parties have further agreed that, in connection with the closing of the transactions contemplated by the Merger Agreement and generally subject to an applicable individual’s continued employment or other service to McAfee and its affiliates through the time that is immediately prior to the closing (except as described below), the following Special Vesting Opportunity will apply effective as of immediately prior to the closing:

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each individual whose employment or other service to the Company and its affiliates commenced prior to January 1, 2021 will become vested in an additional number of then-outstanding unvested Company Awards having an aggregate dollar value (determined based on the amount payable in respect of such outstanding Company Awards pursuant to the Merger Agreement and without regard to vesting conditions) equal to the excess, if any, of (i) 25% of the combined total dollar value associated with the individual’s then-outstanding unvested Company Awards (other than any Company Awards granted after the execution of the Merger Agreement) and then-outstanding unvested Management Incentive Units of OpCo LLC over (ii) the total dollar value associated with such individual’s then-outstanding unvested Company Awards and then-outstanding unvested Management Incentive Units of OpCo LLC, in each case, that will vest or otherwise accelerate by their terms or the terms of the Merger Agreement in connection with the consummation of the Merger; and

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each individual whose employment or other service to the Company and its affiliates commenced on or after January 1, 2021 but before November 1, 2021 will become vested in an additional number of then-outstanding unvested Company Awards (determined based on the amount payable in respect of such outstanding Company Awards pursuant to the Merger Agreement and without regard to vesting conditions) equal to the excess, if any, of (i) 12.5% of the combined total value associated with such individual’s then-outstanding unvested Company Awards (other than any Company Awards granted after the execution of the Merger Agreement) over (ii) the total value associated with such individual’s then-outstanding unvested Company Awards that will otherwise accelerate by their terms or the terms of the Merger Agreement in connection with the consummation of the Merger.

The Special Vesting Opportunity will not apply with respect to any employee or other service provider that remains employed by, or is providing services to, McAfee or any of its affiliates as of immediately prior to the Closing if, as of the time of the Closing, the service provider’s employment or other service is scheduled to transfer to an affiliate of the buyer of McAfee’s Enterprise business unit (i.e., because of a delayed transfer of subsidiaries in certain non-U.S. jurisdictions) pursuant to the divestiture transaction that closed on July 27, 2021. To the extent that any Company Awards vest pursuant to the Special Vesting Opportunity, (i) the dollar value of the applicable award holder’s Cash Awards received in exchange for Company Awards that do not vest in connection with the Closing Date will be reduced on a dollar-for-dollar basis by the dollar value of the Special Vesting Opportunity to such employee or other service provider, with the offset being applied in reverse chronological order (i.e., starting with the amount payable on the latest vesting date after the Closing Date and, to the extent necessary, proceeding to the next latest vesting date, etc.), (ii) such vesting will be deemed to take place immediately prior to the Closing for all purposes of the Merger Agreement, and (iii) such Company Awards so impacted by the Special Vesting Opportunity will become vested pursuant to the Merger Agreement as of immediately prior to the Closing. For the avoidance of doubt, no Company Awards will vest and accelerate with respect to the Special Vesting Opportunity if the holder would have already become vested as of the Closing in respect of at least 25% or 12.5%, as applicable, of the combined total dollar value of his or her then-outstanding unvested Company Awards (other than any Company Awards granted after the execution of the Merger Agreement) and then-outstanding unvested Management Incentive Units of OpCo LLC pursuant to the terms thereof or the terms of the Merger Agreement.

The Merger Agreement contemplates that McAfee may request Parent’s consent (which consent may not be unreasonably withheld, conditioned or delayed) to the vesting of Company Awards held by current or former employees and service providers prior to the Effective Time that would otherwise not vest in accordance with their terms or the Special Vesting Opportunity described above.

Treatment of Vested Management Incentive Units and Class A Units

Immediately prior to the Effective Time, the Board of Directors shall take all actions so that all Management Incentive Units of OpCo LLC shall be vested in full and (i) McAfee will require each holder of vested Management Incentive Units, each holder of Class A Units of OpCo LLC and each holder of Class B Common Stock to effect the Exchange and Redemption and (ii) each share of Class B Common Stock, if any, will automatically be canceled immediately upon the consummation of the Exchange and Redemption, such that no shares of Class B Common Stock remain outstanding immediately prior to the Effective Time.

Background of the Merger

As part of our ongoing consideration and evaluation of our long-term strategic goals and plans, the Board of Directors and McAfee’s senior management periodically review, consider and assess our operations and financial performance, as well as overall industry conditions, as they may affect those strategic goals and plans. This review includes, among other items, the consideration of potential opportunities for business combinations, acquisitions, divestitures and other financial and strategic alternatives, in each case to maximize potential value for McAfee Stockholders.

During the second half of 2019, OpCo LLC and its significant stockholders (i.e., TPG and Intel) (the “significant stockholders”) evaluated several strategic alternatives, including a potential initial public offering and the potential acquisition of OpCo LLC by a third party. In connection with such evaluation, Advent, Permira and GIC all entered into separate confidentiality agreements with OpCo LLC. They, along with several other potentially interested parties, had meetings with the prior management team of OpCo LLC in September and October 2019. After such meetings, for various reasons, no transaction between any of such parties and OpCo LLC progressed further at that time. Further, OpCo LLC did not complete an initial public offering in 2019. None of the parties with whom OpCo LLC had discussions at the time currently is restricted from making a proposal to acquire OpCo LLC.

Between July 2020 and early October 2020, OpCo LLC and the significant stockholders again evaluated whether there was market interest in a potential acquisition of OpCo LLC as an alternative to the initial public offering process that OpCo LLC was simultaneously pursuing. As part of this process, representatives from Goldman Sachs & Co. LLC and Morgan Stanley & Co. LLC contacted 28 potential strategic parties. Except as set forth immediately below, none of such parties, and no members of the Consortium (as defined below), participated in this process. OpCo LLC received one non-binding preliminary written proposal throughout this process from Strategic Party B. This non-binding preliminary written proposal was received on October 7, 2020 and signaled the interest of Strategic Party B in acquiring only OpCo LLC’s consumer business but made clear that Strategic Party B was not interested in acquiring all of OpCo LLC. In addition, Strategic Party B indicated it was unable to pay an all-cash purchase price, and would have required the stockholders of OpCo LLC to accept equity in Strategic Party B as part of the transaction consideration for such acquisition. Because Strategic Party B’s letter was preliminary in nature, the significant uncertainty as to whether the proposed transaction would materialize (and at what price), the fact that Strategic Party B was unable to pay an all-cash purchase price and the private stockholders of OpCo LLC would have been required to accept equity in Strategic Party B as part of the transaction consideration for the proposed acquisition, the imminence of OpCo LLC’s initial public offering in the following two weeks and the fact that this was a proposal for only a part of OpCo LLC, OpCo LLC and the significant stockholders elected not to pursue this alternative further. Conversations with Strategic Party B did not progress beyond a preliminary phase.

McAfee’s initial public offering of its Class A Common Stock on NASDAQ (the “IPO”) priced after market close on October 21, 2020, and trading commenced on October 22, 2020.

In late 2020, management of McAfee and the Board of Directors considered whether there might be market interest in a potential divestiture of McAfee’s Enterprise business (“Enterprise”). The Board of Directors launched a process for the evaluation of potential interest in Enterprise, which process lasted from December 2020 until McAfee and an affiliate of Symphony Technology Group entered into a definitive transaction agreement on March 6, 2021. The Enterprise transaction closed on July 27, 2021. Crosspoint and Advent entered into separate confidentiality agreements with McAfee in December 2020 and February 2021, respectively, in connection with the Enterprise transaction (due to the possibility that the prior confidentiality agreement in 2019 between McAfee and Advent could potentially expire during the Enterprise sale process). Both Crosspoint and Advent participated in meetings with representatives from Goldman Sachs as well as members of McAfee management during the early stages of the Enterprise transaction. Neither Crosspoint nor Advent reached the final rounds of this process.

In May 2021, consistent with the Board of Directors’ directives to regularly evaluate potential strategic alternatives, and to assess whether there was any market interest in potential acquisition of McAfee that could be presented to the Board of Directors for consideration, management of McAfee requested Goldman Sachs and Morgan Stanley, consistent with their roles as financial advisors to McAfee, to lead high-level, preliminary discussions with potential bidders. Given the increasing importance of cybersecurity at this time, McAfee determined that it would be prudent to assess market interest in McAfee’s business.

In total, representatives from Goldman Sachs and Morgan Stanley, upon consultation with and at the direction of McAfee senior management, contacted 23 potential financial and strategic parties. In May and June of 2021, members of McAfee’s management team, engaged with a variety of potential bidders as set forth in greater detail below, including Advent, Permira, CPPIB, Crosspoint, and entities referred to herein as Financial Party A, Financial Party B, Financial Party C, Financial Party D, Financial Party E, Financial Party F, Financial Party G, Strategic Party A and Strategic Party B. In May and June of 2021, representatives from Goldman Sachs and Morgan Stanley had telephone conversations and meetings with Financial Party A, Financial Party B, Financial Party C, Financial Party D, Financial Party E and Financial Party F.

On May 12, 2021 and May 18, 2021, representatives from Goldman Sachs and Morgan Stanley held an introductory meeting with members of Permira’s management team regarding a general introduction regarding a potential acquisition of McAfee.

On May 17, 2021, Timothy Millikin, a director on the Board of Directors who was nominated by TPG (the “sponsor director”) spoke with Bryan Taylor, a Managing Partner of Advent (the “Advent representative”), by phone. During this conversation, the sponsor director mentioned that representatives of Goldman Sachs would be reaching out to Advent to regarding a potential acquisition of McAfee. On May 18, representatives from Goldman Sachs held a meeting with Advent to provide a general introduction regarding a potential acquisition of McAfee. Advent did not enter into a new confidentiality agreement with McAfee, as the prior confidentiality agreement executed in February 2021 between the parties remained in effect.

On May 23, 2021, McAfee entered into a confidentiality agreement with Permira, as the prior confidentiality agreement in 2019 between McAfee and Permira had expired.

On May 25, 2021, McAfee entered into a confidentiality agreement with Strategic Party A. Also on May 25, McAfee entered into a confidentiality agreement with Financial Party A.

On May 26, 2021, McAfee entered into a confidentiality agreement with Financial Party B as well as one with Financial Party C. Also on May 26, representatives from Goldman Sachs and Morgan Stanley, as well as members of McAfee management, had a telephone conversation with Financial Party C to discuss an overview of McAfee’s business generally. Also on May 26, representatives from Goldman Sachs and Morgan Stanley, as well as members of McAfee management, held a meeting with Financial Party A.

On May 27, 2021, McAfee entered into a confidentiality agreement with Strategic Party B. Also on May 27, members of McAfee management had separate telephone conversations with Strategic Party A and Financial Party B to discuss an overview of McAfee’s business generally. Also on May 27, representatives from Goldman Sachs and Morgan Stanley and members of McAfee management held a meeting with Permira at which a management presentation was given by McAfee management.

On May 28, 2021, representatives from Goldman Sachs and Morgan Stanley, as well as members of McAfee management, held an introductory meeting with Advent in which representatives from McAfee gave a management presentation to Advent. Also on May 28, members of McAfee management had a telephone conversation with Strategic Party B to discuss an overview of McAfee’s business generally. Also on May 28, the sponsor director engaged in a telephone conversation with representatives from Advent related to Advent’s due diligence of McAfee.

On May 29, 2021, a representative from Advent contacted representatives from Goldman Sachs to request that Advent be permitted to formally partner with Permira, and permission was granted by McAfee shortly thereafter. Additionally, representatives from Advent and Permira separately discussed with representatives from Goldman Sachs their desire, and sought McAfee’s permission, to partner together in any potential transaction and form a consortium with Crosspoint to acquire McAfee, which Advent and Permira acknowledged would require McAfee’s consent. McAfee granted permission to Advent and Permira to partner together and with Crosspoint because of, among other things, the large amount of equity financing that would be required to consummate any acquisition of McAfee and the greater likelihood that such financing could be obtained if Advent, Permira and Crosspoint were permitted to partner together to provide this financing.

On May 30, 2021, McAfee entered into a confidentiality agreement with Financial Party D.

On June 1, 2021, McAfee entered into a confidentiality agreement with Financial Party E.

On June 2, 2021, McAfee entered into separate confidentiality agreements with CPPIB and Financial Party F.

On June 3, 2021, McAfee entered into a confidentiality agreement with Crosspoint. Also on June 3, representatives from Goldman Sachs and Morgan Stanley as well members of McAfee management held a meeting with CPPIB at which a management presentation was given by McAfee management.

During late May and June 2021, representatives from Goldman Sachs and Morgan Stanley conducted separate meetings with Advent, Permira, Crosspoint, CPPIB and each of Strategic Party A, Strategic Party B, Financial Party A, Financial Party B, Financial Party C, Financial Party D, Financial Party E, Financial Party F and Financial Party G. The purpose of these meetings was to assess each party’s interest in a potential acquisition of McAfee. These parties generally declined to respond to further invitations to submit a proposal or ceased engaging with representatives from Goldman Sachs and Morgan Stanley with respect to a potential acquisition of McAfee. The sponsor director also had telephone conversations with Financial Party G and Financial Party F on June 7 and June 10, respectively; while the purpose of such conversations was to discuss the general status of McAfee’s business, there was no discussion of potential price or material terms of a potential acquisition of McAfee.

On June 3, 2021, representatives from Financial Party C contacted representatives from Goldman Sachs by telephone and indicated that they would not pursue further a potential acquisition of McAfee.

On June 4, 2021, representatives from Strategic Party A contacted representatives from Goldman Sachs by telephone and indicated that they would be potentially interested in a preferred equity financing commitment, but would not be interested in leading a transaction. Although representatives from Goldman Sachs subsequently introduced Strategic Party A to certain members of the Consortium, Strategic Party A did not pursue further a potential acquisition of McAfee.

On or around this time, each of Financial Party A and Strategic Party B ceased engaging in discussions with representatives from Goldman Sachs and Morgan Stanley, and neither pursued further a potential acquisition of McAfee.

On June 12, 2021, representatives from Goldman Sachs held a meeting with GIC regarding a potential acquisition of McAfee.

On June 16, 2021, a senior investment professional from Advent contacted a senior investment professional from TPG by telephone to express Advent’s seriousness with respect to a potential acquisition of McAfee.

On June 17, 2021 members of McAfee management and representatives from Advent, Permira and Crosspoint held a meeting by video conference. At this meeting, Advent, Permira and Crosspoint expressed continued interest in a potential acquisition of McAfee, with Advent and Permira leading the potential consortium.

Also on June 17, 2021, the Board of Directors held a board meeting by video conference. Also in attendance were members of McAfee management, as well as representatives from Ropes & Gray LLP (“Ropes”), outside legal counsel to McAfee. Management of McAfee provided an update to the Board of Directors about the recent discussions with potential interested parties, including Advent, Permira and Crosspoint. A representative from Ropes then reviewed with the Board of Directors their fiduciary duties under Delaware law. Discussion ensued among the directors. The Board of Directors then approved the continued outreach by representatives from Goldman Sachs and Morgan Stanley to potential parties to assess the interest level of those potential parties to enter into a transaction with McAfee.

On or around June 21 through June 26, 2021, representatives from Goldman Sachs and the sponsor director had various discussions with representatives from Advent, including the Advent representative, and Permira, including discussing additional requests for due diligence information of McAfee. Bryan Taylor was formerly a partner at TPG (having left that position in September 2017) and the prior chairman of the board of directors of OpCo LLC (having left that position in July 2017).

On June 23, 2021, representatives from Goldman Sachs and Morgan Stanley sent a process letter to Advent, Permira, Crosspoint, CPPIB, Financial Party B, Financial Party D, Financial Party F and Financial Party G, requesting submissions of preliminary, non-binding written indications of interest on an adjusted equity value basis that outline the terms and conditions of a potential transaction with McAfee. Shortly thereafter, Financial Party D contacted representatives from Goldman Sachs to inform them that they would no longer pursue a potential acquisition of McAfee.

Throughout late June 2021, CPPIB communicated to Goldman Sachs its interest in partnering with Advent regarding a potential transaction given Advent’s prior experience in the security software industry. McAfee denied this request due to its desire to have more separate bidders, and representatives of Goldman Sachs instructed CPPIB to bid independently.

On June 25, 2021, certain members of McAfee management and representatives from Goldman Sachs and Morgan Stanley held a meeting with Financial Party G, at which Financial Party G indicated interest in a potential acquisition of McAfee.

On June 29, 2021, representatives from Financial Party D contacted representatives from Goldman Sachs by telephone and indicated that they would not pursue further a potential acquisition of McAfee.

On June 30, 2021, four potentially interested parties submitted non-binding written indications of interest for an acquisition of McAfee based on limited preliminary information, in each case subject to further diligence. Advent, Permira and Crosspoint submitted a joint, non-binding indication of interest at an enterprise value of $15.0 billion, inclusive of certain presumed but unverified tax benefits. CPPIB submitted a separate non-binding indication of interest at an enterprise value of $14.25 billion, and noted that its bid was premised on the ability to partner with at least one other private equity investor. Financial Party G submitted a non-binding indication of interest at an enterprise value of $14 billion, and similarly noted that it would seek to partner with at least one other like-minded private equity investor. Financial Party F submitted a written non-binding indication of interest that did not include an enterprise value. Also, on June 30, 2021, Financial Party B submitted a separate oral indication of interest that did not include an enterprise value and was also premised on the ability to partner with at least one other investor. All other potential interested parties elected not to submit any proposal (whether orally or in writing) and did not pursue further a potential acquisition of McAfee.

Each of the four written non-binding indications of interest included a preliminary estimate from each interested party of McAfee’s adjusted equity value, exclusive of net debt, and (for several proposals) inclusive of certain tax assets that would be delivered to a potential acquirer. These estimates were highly preliminary, were subject to diligence caveats and did not include or express any fixed per share price that would be paid that would facilitate comparison across bidders. However, Goldman Sachs estimated various illustrative per share values implied by each of the non-binding indication of interests based on a number of assumptions, including assumptions with respect to the dividends and debt payments that McAfee anticipated making in respect of the sale of the Enterprise business, and cash forecasted to be generated through the end of 2021. Goldman Sachs’ illustrative estimates of implied per share values with respect to each non-binding indication of interest was as follows: $26.87 per share for Advent, Permira and Crosspoint’s; $26.45 per share for CPPIB’s; $24.63 per share for Financial Party G’s; $22.83 per share for Financial Party F’s; and $25.50 to $26.50 per share for Financial Party B’s.

On July 2, 2021, the Board of Directors held a board meeting. Also in attendance were members of McAfee management, and representatives from Goldman Sachs and Ropes. Representatives from Goldman Sachs briefed the Board of Directors on the status of discussions with potential parties, including Advent, Permira and Crosspoint’s continued interest in pursuing a transaction with McAfee. Representatives from Goldman Sachs reviewed with the Board of Directors the indications of interest received to date. Representatives from Goldman Sachs also provided an overview of the proposed transaction timeline, with potential buyers conducting diligence through July 2021 and submitting final bids by the first week of August 2021. A representative from Ropes then reviewed with the Board of Directors their fiduciary duties under Delaware law. The Board of Directors discussed potential conflicts of interest that could arise in connection with a potential transaction, including the acceleration of potential payments to be made under the TRA upon an acquisition of McAfee. The Board of Directors further discussed possible alternatives to eliminate or mitigate any such potential conflicts should they arise, and to align the interests of pre-IPO stockholders of McAfee and all other McAfee Stockholders in obtaining the highest available price in any acquisition of McAfee. Following discussion, the Board of Directors provided direction to Goldman Sachs on the guidance to provide the various bidders.

On July 3, 2021, representatives from Goldman Sachs advised Financial Party B that it could partner with Financial Party G, given both that Financial Party B and Financial Party G had indicated an interest in partnering with one another, as well as the significant equity financing requirements to consummate an acquisition. Around this time, representatives from Goldman Sachs separately advised Financial Party F that their proposal was not actionable on the pricing terms set forth in their proposal and encouraged them to submit more favorable pricing terms. Financial Party F declined to submit more favorable terms and, with certain exceptions (described below), did not pursue further a potential acquisition of McAfee.

On July 4, 2021, representatives from Goldman Sachs and Morgan Stanley formally connected Financial Party B with Financial Party G to form a joint consortium.

On July 5, 2021, a representative from Goldman Sachs communicated that McAfee had granted permission to Advent, Permira and Crosspoint to utilize ADIA as a potential equity financing source.

McAfee granted permission to CPPIB (on July 9, 2021) to partner with Advent, Permira and Crosspoint (Advent and Permira as lead investors, with CPPIB and Crosspoint as named co-investors and ADIA (on July 9, 2021) and GIC (on July 12, 2021) as equity financing sources, collectively, the “Consortium”) regarding a potential transaction. Permission was granted to CPPIB because of, among other things, CPPIB’s interest in partnering with Advent and Permira, which interest CPPIB had previously communicated to representatives of Goldman Sachs.

Also on July 9, 2021, representatives from each of Financial Party B and Financial Party G notified a representative from Goldman Sachs that they would no longer pursue a potential acquisition of McAfee, indicating that they had decided not to proceed. Going forward as from this date, the sole bidder materially engaging in the process was the Consortium.

On July 12, 2021, McAfee also granted permission to GIC to transfer its interest in McAfee to Parent, and to receive equity in Parent as payment therefor.

On July 14, 15 and 16, 2021, members of McAfee management held a series of meetings jointly attended by Advent, Permira, CPPIB, Crosspoint and ADIA. On or around this time, representatives from Goldman Sachs and the sponsor director communicated with representatives from Advent, which communications primarily related to a potential acquisition of McAfee. During this time, Ropes prepared a form of merger agreement and forms of other transaction agreements that could be delivered to a potential strategic acquirer or a potential financial acquirer, should there be sufficient interest in and a determination by the Board of Directors to further pursue a potential acquisition of McAfee. On July 16, 2021, a draft form of merger agreement was provided by McAfee to the Consortium.

On July 20, 2021, representatives from Goldman Sachs and Morgan Stanley sent a process letter to the Consortium requesting submission of a definitive written proposal for the acquisition of McAfee by August 5, 2021 and noting that the Board of Directors would consider such matters as it deemed appropriate in evaluating such proposals, including (i) price, (ii) certainty and timing of closing such a transaction and (iii) the draft transaction documents. The July 20, 2021 bid process letter specifically requested bids on a per share basis.

On July 30, 2021, Fried, Frank, Harris, Shriver & Jacobson LLP (“Fried Frank”), counsel to the Consortium, sent an issues list to Ropes, which identified issues for discussion in the draft merger agreement. The issues list also indicated that the Consortium would expect to receive a customary voting agreement from certain significant stockholders of McAfee in connection with any transaction. Such voting agreement would require, among other things, that certain significant stockholders of McAfee vote in favor of the contemplated transaction (subject to certain exceptions) with the Consortium.

On July 30, 2021, the Board of Directors held a board meeting by video conference. Also present were members of McAfee management, as well as representatives from Goldman Sachs and Ropes. Representatives from Goldman Sachs then provided an overview of the diligence process. Ropes reviewed with the Board of Directors their fiduciary duties under Delaware law, and also reviewed the issues list with respect to the draft merger agreement provided by Fried Frank. Discussion ensued among the directors. With input from representatives from Goldman Sachs and Ropes, the Board of Directors also discussed potential conflicts of interest, including the acceleration of potential payments due under the TRA. A representative from Ropes informed the Board of Directors that each of TPG and Intel had agreed that they would be willing to waive any acceleration of TRA payments otherwise due upon a change of control of McAfee in order to obtain the highest price per share for all McAfee Stockholders. In addition, certain preliminary, projected financial information was reviewed with the Board of Directors, including preliminary projections that had been prepared by McAfee on May 29, 2021 and subsequently made available to prospective bidders (the “May 29 Projections”), as well as certain other preliminary, projected financial information. In addition, certain preliminary, projected financial information was reviewed with the Board of Directors. The Board of Directors asked questions and discussion ensued.

The Board of Directors instructed representatives from Goldman Sachs and Ropes to notify Fried Frank that a full markup of the merger agreement would be required before a substantive discussion on the merger agreement could occur.

On July 30 and August 1, 2021, the sponsor director had telephone conversations with Financial Party F during which the sponsor director encouraged Financial Party F to consider leading a potential acquisition of McAfee, as well as general discussions around the quality of McAfee’s business.

On August 3, 2021, representatives of Ropes and Fried Frank spoke by telephone. During such conversation, representatives of Ropes indicated to representatives of Fried Frank that a full markup of the merger agreement would be required before a substantive discussion on the merger agreement could occur.

On or around August 4 through August 7, 2021, various telephone conversations between representatives from McAfee and Advent occurred regarding the Consortium’s due diligence requests.

On August 10 through August 17, 2021, representatives from Goldman Sachs spoke with Permira on the current nature of their interest in a transaction and encouraged them to advance and complete their diligence and improve the terms of their proposal.

On August 14, 2021, Fried Frank, on behalf of the Consortium, submitted to Ropes a full markup of the merger agreement, which, among other things, reflected the Consortium’s expectation that certain significant stockholders of McAfee sign a voting agreement in connection with any contemplated transaction.

On August 17, 2021, representatives from Goldman Sachs spoke with Advent and Permira and encouraged Advent and Permira and other members of the Consortium to improve the terms of their proposal and to move quickly to be in a position to execute a transaction. Permira called representatives from Goldman Sachs and indicated that the Consortium continued to have open diligence issues that prevented them from improving their terms or making a final proposal.

On August 19, 2021, McAfee terminated discussions with the Consortium, due to, among other things, disagreements about the terms and timeline upon which any transaction would occur as well as disagreements about access to due diligence materials related to McAfee.

On September 7, 2021, McAfee publicly announced an underwritten public offering of 20,000,000 shares of its Class A Common Stock by certain selling McAfee Stockholders, which public offering was completed on September 14, 2021.

On September 23, 2021, in a conversation about other topics with representatives from Goldman Sachs, Financial Party G confirmed they continued to not have interest in a potential acquisition of McAfee.

On October 6, 2021, a representative from Advent contacted the sponsor director by telephone and discussed the Consortium’s potential interest in re-engaging with McAfee regarding a potential acquisition of McAfee. Shortly thereafter, the representative from Advent discussed with McAfee management and representatives from Goldman Sachs the Consortium’s potential interest in re-engaging.

On October 8, 2021, representatives from Goldman Sachs, as well as members of McAfee management, held a meeting with representatives from Advent, Permira, CPPIB, Crosspoint, ADIA and GIC to discuss McAfee’s third quarter financials. At this meeting, there was no discussion of the potential price or material terms of a potential acquisition of McAfee.

On October 13, 2021, Advent, Permira, Crosspoint and CPPIB submitted a revised non-binding proposal to McAfee providing for an acquisition by the Consortium of McAfee at a price per share of $25.00 in cash, representing a premium over the closing price of $20.60 per share on that day, or approximately 21%. This proposal also attached a further revised markup of the merger agreement. In comparison to the August 14, 2021 markup that was submitted by Fried Frank, the October 13, 2021 markup, which, included, among other things, a higher proposed Parent Termination Fee, a lower proposed Company Termination Fee and favorable changes to the go-shop and no-shop provisions, certain critical definitions, the financing covenants, the representations and warranties, and the conduct of business covenant. The October 13, 2021 proposal also contained a request that McAfee sign a letter with Advent, Permira, Crosspoint and CPPIB providing for four weeks of exclusivity.

On October 14, 2021, the Board of Directors held a board meeting. Also in attendance were members of McAfee management and representatives from Goldman Sachs and Ropes. Representatives from Goldman Sachs reviewed with the Board of Directors the terms of the Consortium’s October 13, 2021 proposal, as well as Goldman Sachs’ preliminary financial analysis of the $25.00 price per share proposed in the October 13 proposal. A representative from Ropes reviewed with the Board of Directors their fiduciary duties under Delaware law, and then also reviewed with the Board of Directors the material terms of the October 13 markup of the merger agreement and the request for exclusivity. Discussion ensued among the directors. The Board of Directors deliberated on the improved terms of the October 13 proposal, including the request by Advent, Permira, Crosspoint and CPPIB for exclusivity. The Board of Directors instructed its legal and financial advisors to speak with Advent, Permira, Crosspoint and CPPIB’s advisors and seek to further improve the terms of the October 13 proposal.

At the board meeting, it was also discussed that an affiliate of GIC that is a current McAfee Stockholder was having discussions to join the Consortium. Neither GIC nor such affiliate had at the time or currently has any representative on the Board of Directors. Further, neither was privy to any of the discussions or developments being discussed by the Board of Directors or involved in any discussions between McAfee and the Consortium. Additional discussion ensued among the directors. Subsequent to the October 14, 2021 board meeting, at the direction of the Board of Directors, a representative from Goldman Sachs conveyed to the Consortium that they would need to improve their proposed per share price to an amount above $25.00 per share.

Shortly after this meeting of the Board of Directors, a representative from Goldman Sachs communicated to the Consortium that McAfee would not enter into an exclusivity agreement in connection with the ongoing negotiations and that the Consortium would need to further improve the $25.00 per share offer price. Because of this, McAfee did not enter into any exclusivity agreement with representatives from the Consortium or any members thereof prior to execution of the merger agreement.

On October 15, 2021, representatives from Goldman Sachs and members of McAfee management held a meeting with Advent, Permira, CPPIB and Crosspoint to discuss due diligence matters.

On October 19, 2021, representatives from Goldman Sachs and members of McAfee management held another meeting with Advent, Permira, CPPIB and Crosspoint to discuss due diligence matters. Also on October 19, 2021, in accordance with the instructions of the Board of Directors, Ropes prepared a revised draft of the merger agreement that made numerous changes to Fried Frank’s most recent draft that were favorable to McAfee, and Ropes sent that draft to Fried Frank. These changes, among other things: provided that the quarterly dividend would be paid; permitted McAfee to make certain “Tax Distributions” (as defined under the OpCo LLC Agreement) to members of OpCo LLC; provided that McAfee would be permitted to make certain payments that it had previously been expecting to make in 2022 unrelated to any change of control of McAfee in accordance with the express terms of the TRA that were unrelated to the proposed transaction (the “Ordinary Course TRA Payments”); lowered the proposed Company Termination Fee to 1.25% or 2.5%; increased the proposed Parent Termination Fee to 7%; and revised various provisions including the go-shop and no-shop provisions, the Board of Directors’ right to make an adverse recommendation change, the treatment of equity awards, the closing conditions, the financing of the transaction, efforts to obtain regulatory clearances, the conduct of business covenant, the representations and warranties, and termination rights. In this draft, Ropes also included language indicating that certain parties to the TRA would agree to the termination of the TRA effective upon closing and to the waiver of the accelerated termination payment contemplated by the TRA that would otherwise result from the transaction. The draft further specified that, to the extent that McAfee would otherwise have made any payments under the TRA absent a transaction, those amounts would be paid out by McAfee prior to closing.

On October 21, 2021, the sponsor director had a telephone conversation with Financial Party F in which Financial Party F expressed potential interest in a private investment in public equity (“PIPE”) transaction involving McAfee. However, Financial Party F did not provide any specificity regarding terms or timing of such proposed PIPE transaction, and Financial Party F made clear that it was not willing to consider an acquisition of 100% of the equity interests of McAfee. Also on October 21, representatives from Goldman Sachs and members of McAfee management held a meeting with representatives from Advent, Permira, CPPIB and Crosspoint to discuss due diligence matters.

On October 22, 2021, representatives from Goldman Sachs and members of McAfee management held meetings with representatives from the Consortium to discuss due diligence matters.

On October 23, 2021, Fried Frank sent a revised draft of the merger agreement to Ropes. Among other things, the October 23 revised merger agreement accepted the 1.25% or 2.5% proposed Company Termination Fee, proposed a 5% Parent Termination Fee, revised various provisions including changes to the go-shop and no-shop provisions, the Board of Directors’ right to make an adverse recommendation change, the treatment of equity awards, the closing conditions, the financing of the transaction, efforts to obtain regulatory clearances, the conduct of business covenant, the representations and warranties, and termination rights.

On October 25, 2021, members of McAfee management along with representatives from each of Goldman Sachs and Ropes met to discuss the revised terms proposed in the October 23 revised merger agreement. Consistent with the Board of Directors’ instruction to management and McAfee’s advisers, the group discussed how to improve further the terms of the merger agreement for all McAfee Stockholders generally. Also on October 25, 2021 members of McAfee management held telephone conversations with representatives from the Consortium to discuss certain items related to McAfee’s balance sheet.

On October 26, 2021, representatives from Goldman Sachs and Morgan Stanley and members of McAfee management held meetings with representatives from the Consortium to discuss certain items related to human resources and cybersecurity matters. Also on October 26, 2021 and on October 27, 2021, representatives of Ropes and Fried Frank held telephone conversations to discuss the draft merger agreement sent by Fried Frank on October 23, 2021.

On October 27, 2021, Ropes sent to Fried Frank an initial draft of a voting agreement to be signed by TPG and Intel, pursuant to which TPG and Intel would agree to vote, at a meeting of the McAfee Stockholders, their respective shares of Company Stock in favor of the adoption of the merger agreement. The terms of the voting agreement provided that the voting support provided therein by TPG and Intel would immediately cease in the event that the Board of Directors made an Adverse Recommendation Change or terminated the merger agreement.

Also on October 27, 2021, a representative from Goldman Sachs, representatives from Deloitte and members of McAfee management held a meeting with representatives from the Consortium concerning the proposed transaction, including the financial and other terms.

On October 28, 2021, Ropes sent a further revised draft of the merger agreement to Fried Frank. The revised draft of the merger agreement contained proposed revisions related to, among other things, the treatment of equity awards, the closing conditions, the financing of the transaction, efforts to obtain regulatory clearances, the terms of the “go shop” provision and the “no shop” provision, the Board of Directors’ right to make an adverse recommendation change, the conduct of business covenant, representations and warranties, termination rights, the proposed Parent Termination Fee and other matters. Also on October 28, representatives from Goldman Sachs and members of McAfee management held telephone conversations with representatives from the Consortium to discuss certain items related to due diligence and operating matters.

On October 29, 2021, the Board of Directors held a meeting. Also present were members of McAfee management, as well as representatives from Goldman Sachs and Ropes. A representative from Goldman Sachs noted that negotiations with the Consortium were continuing, and that as part of its most recent proposal, the Consortium had requested that McAfee suspend its quarterly dividend and for the TRA counterparties to waive the Ordinary Course TRA Payments. The Board of Directors directed Goldman Sachs and McAfee management to continue to seek a more favorable price per share from the Consortium.

A representative from Goldman Sachs then reviewed with the Board of Directors the current financial terms of the proposed transaction. Discussion ensued among the directors. A representative from Goldman Sachs noted that Financial Party F had contacted the sponsor director to propose a PIPE transaction with McAfee, but that Financial Party F was not interested in an acquisition of all of McAfee, and that it was unclear how serious Financial Party F was with respect to the PIPE transaction or what timeline Financial Party F was contemplating for such a transaction. A representative from Goldman Sachs also noted that they recently spoke again with Financial Party G to assess Financial Party G’s willingness to make a proposal to acquire McAfee. However, Financial Party G declined to make a proposal.

During the meeting, a representative from Ropes reviewed with the Board of Directors their fiduciary duties under Delaware law, and also reviewed with the Board of Directors the status of the negotiations on the merger agreement. The representative from Ropes noted that while substantial progress had been made on the principal transaction agreements, certain open issues remained. In particular, the representative from Ropes noted that the parties were still negotiating, among other open points, the closing conditions, acceleration of equity awards, financing of the transaction, certain critical definitions, efforts to obtain regulatory clearances, the terms of the “go shop” provision and the “no shop” provision, the Board of Directors’ rights to make an adverse recommendation change, the quarterly dividend, the Tax Distributions and the Ordinary Course TRA Payments, the proposed Parent Termination Fee and other matters. The directors deliberated on the open points and instructed members of management and representatives from Goldman Sachs and Ropes to seek to obtain the most favorable terms possible for McAfee Stockholders.

The chief financial officer of McAfee then reviewed with the Board of Directors the proposed long term strategic plan (the “Strategic Plan”) for McAfee, and discussed numerous topics relevant to the Strategic Plan, including assumptions and financial projections underlying the Strategic Plan. Certain assumptions reflected in the financial projections prepared in connection with the Strategic Plan had been updated from prior assumptions that had been made in connection with the May 29 Projections. The updated assumptions were based on subsequent developments, including without limitation the potential impact of recently announced M&A transactions and market activity that impacted McAfee’s competitive landscape, as well as additional strategic planning meetings conducted with the input of a new executive officer who joined after McAfee became a consumer-only company. The updated assumptions reflected in the financial projections resulted in lower forecasted growth in McAfee’s Earnings Before Interest, Taxes, Depreciation, and Amortization (“EBITDA”) as compared to the May 29 Projections, among other updates. Discussion then ensued among the directors on the Strategic Plan. After deliberation, the Board of Directors approved the Strategic Plan as financial projections of the McAfee business and instructed representatives from Goldman Sachs to provide the Strategic Plan to the Consortium.

Also on October 29, representatives from Goldman Sachs and members of McAfee management held a meeting with the Consortium to discuss due diligence matters.

On October 30, 2021, representatives from Ropes and Fried Frank spoke by phone to address a number of provisions in the merger agreement, including among others the closing conditions, acceleration of equity awards, equity financing of the transaction and the marketing period, the “ordinary course” and “material adverse effect” definitions, efforts to obtain regulatory clearances, the terms of the “go shop” provision and the “no shop” provision, the Board of Directors’ rights to make an adverse recommendation change, the conduct of business covenant (including the quarterly dividend, the Tax Distributions and the Ordinary Course TRA Payments), the representations and warranties, and the size of the proposed Parent Termination Fee, among other provisions. Later that day, Fried Frank sent a revised draft of the voting agreement to Ropes, as well as drafts of the equity commitment letter and the fee funding agreement to be signed by each applicable member of the Consortium.

Between October 31 to November 4, 2021, representatives from Goldman Sachs engaged in numerous discussions with the Consortium regarding the financial terms of the proposed transaction. During this period, Ropes and Fried Frank also convened numerous meetings to negotiate the terms of, and exchanged numerous drafts of, the merger agreement, the voting agreement, the equity commitment letter, the fee funding agreement, the amendment to the TRA and the OpCo LLC Agreement and other transaction agreements.

On November 2, 2021, Fried Frank sent a revised draft of the merger agreement to Ropes. Also on November 2, the sponsor director had a telephone conversation with a representative from Advent to discuss due diligence matters relating to McAfee. The sponsor director also reiterated the Board of Directors’ feedback that the Consortium should increase the proposed price per share; a representative from Goldman Sachs separately communicated this guidance to Permira.

On November 3, 2021, Ropes and Fried Frank spoke by phone to negotiate certain provisions of the merger agreement, including among other terms, the “material adverse effect” definition, terms of the go shop provision and the no shop provision, the Board of Directors’ rights to make an adverse recommendation change, the marketing period, the conduct of the business covenant, the covenant regarding efforts to obtain regulatory clearances, the size of the proposed Parent Termination Fee and other provisions. Also on November 3, Fried Frank provided to Ropes draft debt commitment letters and the proposed equity contribution agreement to be signed by an affiliate of GIC. Also on November 3, representatives from Goldman Sachs and the sponsor director had several separate conversations with representatives from each of Advent and Permira.

On November 4, 2021, representatives of Advent and Permira, on behalf of the Consortium, spoke by phone with representatives of Goldman Sachs. On that call, the representatives of Advent and Permira, on behalf of the Consortium, delivered a proposal to resolve a number of open points. Later on November 4, 2021, Fried Frank sent a written proposal, which reflected the terms previously conveyed to Goldman Sachs, to Ropes. The proposal, among other things, proposed a price per share of $25.75; limited acceleration of equity awards, permitted McAfee to make the Tax Distributions to members of OpCo LLC; required that the TRA be terminated conditional upon the occurrence of the Closing; required the Ordinary Course TRA Payments to be canceled; required that the quarterly dividend be suspended; provided for a proposed 5% Parent Termination Fee; accepted proposed compromises on the “material adverse effect” and “intervening event” definitions, and other matters.

On November 4, 2021, representatives from Goldman Sachs and the sponsor director had separate telephone conversations with representatives from Advent and Permira, and a representative from McAfee had a separate telephone conversation with representatives from Advent, regarding the proposal, including potential modifications to the terms of the merger agreement that would raise the price per share to $26.00 in cash (representing a premium over the then-current share price of approximately 22.6%) and suspend and, upon the closing of the Merger, terminate McAfee’s obligation to make the Tax Distributions to members of OpCo LLC. Ropes sent a counterproposal (the “McAfee Counterproposal”) back to Fried Frank containing these modifications and otherwise in general accepting the other terms of the Consortium’s November 4 proposal. After additional discussion between the parties, the Consortium agreed to the McAfee Counterproposal. Also on November 4, representatives from Goldman Sachs and the sponsor director had separate telephone conversations with representatives from Advent and Permira clarifying the terms of the limited acceleration of equity awards. Also on November 4, Fried Frank provided to Ropes draft preferred equity commitment letters.

During the evening of November 4, 2021, the Board of Directors held a board meeting by video conference. A representative from Goldman Sachs provided an update to the Board of Directors and communicated that the Consortium had agreed to increase the price per Class A Common Stock share to $26.00 in cash and otherwise described the McAfee Counterproposal that had been accepted by the Consortium. The representative from Goldman Sachs noted that this approach was consistent with the Board of Directors’ previous discussions. A representative from Goldman Sachs then reviewed its financial analyses and rendered to the Board of Directors its oral opinion, which was subsequently confirmed by delivery of a written opinion dated November 5, 2021, to the Board of Directors to the effect that, as of such date and based upon and subject to the factors and assumptions set forth in Goldman Sachs’ written opinion, the $26.00 in cash per share of Company Stock to be paid to the McAfee Stockholders (other than Parent, Snowlake and their respective Affiliates), taken in the aggregate, pursuant to the Merger Agreement, was fair, from a financial point of view, to such McAfee Stockholders as further described in the section “—Opinion of Goldman Sachs & Co. LLC”.

A representative from Ropes then reviewed with the Board of Directors their fiduciary duties under Delaware law. The representative from Ropes next reviewed with the Board of Directors the status of the negotiations with the Consortium and its advisors and that there were still items under negotiation in the draft merger agreement, and that Ropes and Goldman Sachs were still negotiating those items. The representative from Ropes reviewed with the Board of Directors the terms of the transaction agreements reflective of the McAfee Counterproposal, including, without limitation, the terms of the merger agreement, including without limitation the structure of the merger, limited acceleration of equity awards, the “go shop” provision, the “no shop” provision, the Board of Directors’ rights to make an adverse recommendation change, the proposed Company Termination Fee of 1.25% or 2.5%, and the proposed Parent Termination Fee of 5%, efforts to obtain regulatory clearances, closing conditions, the definition of “material adverse effect;” the voting agreement that would be signed by TPG and Intel to support the transaction and the fact that the voting support under that voting agreement would immediately cease upon the Board of Directors making an adverse recommendation change or upon termination of the merger agreement; suspension of the quarterly dividend; the amendment to the TRA and OpCo LLC Agreement to effect the suspension and, conditional upon the occurrence of the Closing, the elimination of certain payments due under the TRA (including the Ordinary Course TRA Payments and any change of control payments associated with the transaction) and Tax Distributions under the OpCo LLC Agreement; the equity commitment letters; the debt commitment letters; the fee funding agreements; and the agreement to be signed by the affiliate of GIC and the Consortium. Discussion then ensued among the Board of Directors and with their advisors. The directors discussed the favorable outcome on the improvement of the price to $26.00 per share in cash payable to all of the McAfee Stockholders generally, and instructed management, and representatives from Ropes and Goldman Sachs to resolve any remaining open points in a manner as favorable as possible to the McAfee Stockholders and otherwise in accordance with the Board of Directors’ instructions. Subject to that instruction, the Board of Directors authorized management to execute and deliver the merger agreement and the other transaction agreements once the McAfee Counterproposal had been reflected in the transaction agreements and any remaining open points had been resolved. The compensation committee of the Board of Directors also met and adopted resolutions to authorize the treatment of equity awards as provided in the merger agreement.

During the evening of November 4, 2021 and continuing throughout November 5, 2021, the parties memorialized the McAfee Counterproposal in the transaction agreements and continued to negotiate and resolve the open points in the merger agreement and the other transaction agreements. Late in the afternoon on November 5, several news outlets published a story that McAfee was considering a proposed transaction with the Consortium. At the close of trading on November 5, 2021, McAfee’s stock price had increased approximately 20% over the previous day’s closing price. Also on November 5, members of McAfee management and representatives from Goldman Sachs held a meeting with representatives from Advent, Permira, CPPIB and Crosspoint. In addition, on November 5, 2021, representatives from Goldman Sachs delivered to the Board of Directors an updated written presentation of certain financial analyses to reflect the most recent capitalization of McAfee included in the November 5, 2021 draft of the merger agreement. Late in the evening on November 5, the parties executed and delivered the Merger Agreement and the other principal transaction agreements, including the amendment to the TRA and OpCo LLC Agreement executed and delivered by holders of the requisite percentage of beneficiaries to the TRA.

Upon the execution of the Merger Agreement, all standstill provisions (that were contained in confidentiality agreements with prospective bidders) providing for a fall away upon a public announcement of a sale of McAfee, automatically released, except as set forth below. The confidentiality agreements between McAfee and three potentially interested parties each contained a standstill restriction and a “don’t ask, don’t waive” provision prohibiting the potentially interested parties from requesting that McAfee waive or amend the standstill restrictions, but did not provide for a fall away upon a public announcement of a sale of McAfee. On December 20, 2021, McAfee advised each of these three potentially interested parties that McAfee was waiving the standstill provision (including the “don’t ask, don’t waive” provision) in the confidentiality agreements in order to permit each of these parties to make a private and confidential acquisition proposal to the Board of Directors.

Also on November 5, 2021, Goldman Sachs delivered its written opinion to the Board of Directors to the effect that, as of the date of such written opinion, and based upon and subject to the factors and assumptions set forth therein, the $26.00 in cash per share of Company Stock to be paid to the McAfee Stockholders (other than Parent, Snowlake and their respective Affiliates), taken in the aggregate, pursuant to the Merger Agreement, was fair, from a financial point of view, to such McAfee Stockholders.

On the morning of November 8, 2021, McAfee and the Consortium publicly announced the entry into the Merger Agreement via a joint press release.

On November 19, 2021, McAfee, Parent and Merger Subsidiary executed an amendment to the Merger Agreement to remove certain jurisdictions from the closing conditions set forth in Sections 9.01(b) and 9.01(c) relating to certain regulatory approvals and restraints. Since the execution of the Merger Agreement, in connection with the Go Shop Period provided for in the Merger Agreement, which expired at 11:59 p.m. New York City Time on December 20, 2021, at the direction of the Board of Directors, representatives from Goldman Sachs and Morgan Stanley have communicated with 37 additional parties, consisting of 18 potential strategic parties and 19 potential financial sponsors, to gauge such parties’ interest in making an alternative Acquisition Proposal. McAfee did not execute a confidentiality agreement with any of those 37 parties. To date, no party has made an alternative Acquisition Proposal.

Recommendation of the Board of Directors and Reasons for the Merger

Recommendation of the Board of Directors

The Board of Directors has: (i) determined that the Merger Agreement and the transactions contemplated thereby (including the Merger) are fair to and in the best interests of McAfee and the McAfee Stockholders, (ii) approved and declared advisable the Merger Agreement, the Transaction Documents and the transactions contemplated thereby (including the Merger) and thereby, and (iii) resolved, subject to Section 6.03 of the Merger Agreement, to recommend adoption of the Merger Agreement by the McAfee Stockholders.

The Board of Directors recommends that you vote: (1) “FOR” the adoption of the Merger Agreement; (2) “FOR,” on a non-binding advisory basis, the Compensation Proposal; and (3) “FOR” the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting.

Reasons for the Merger

In evaluating the Merger Agreement and the Merger, the Board of Directors consulted with McAfee’s management and its legal and financial advisors and, in reaching its decision to, among other things, approve the Merger Agreement and the Merger and to recommend that McAfee Stockholders approve and adopt the Merger Agreement, the Board of Directors considered a variety of factors, including the following:

•

historical information regarding (i) McAfee’s business, financial performance and results of operations, (ii) market prices, volatility and trading activity with respect to the Company Stock, and (iii) market prices with respect to other industry participants and general market indices;

•

current information regarding (i) McAfee’s business, prospects, financial condition, operations, technology, products, services, management, competitive position and strategic business goals and objectives, (ii) general economic, industry and financial market conditions, (iii) geopolitical conditions (including, without limitation, tariffs and COVID-19) which are affecting McAfee’s business, and (iv) opportunities and competitive factors within McAfee’s industry;

•	ongoing efforts and uncertainty relating to COVID-19;

•	the changing competitive landscape, including acquisitions and dispositions by competitors and solicitation by competitors of McAfee of customers (including OEMs) of McAfee’s business;

•	the historically high stock prices of public companies in equity markets generally;

•

the prospects and likelihood of realizing superior benefits through remaining an independent company, risks associated with remaining an independent company, and possible alternative business strategies;

•

the potential for third parties other than Parent to enter into strategic relationships with or to seek to acquire McAfee, including a review of McAfee’s dealings with other possible buyers in the past and assessment of the likelihood that a third party would offer a higher price than the price per share of Company Stock offered by Parent;

•

the timing of the Merger and the risk that if McAfee does not accept the Parent offer now (as provided for in the Merger Agreement), it may not have another opportunity to do so or to accept a comparable opportunity;

•

the fact that the value of the Merger Consideration as provided for in the Merger Agreement represents a substantial premium above McAfee’s stock price prior to news of the transaction being publicly available;

•

the fact that the amount of cash to be received for each outstanding share of Company Stock is fixed and will not be reduced if the share price of Company Stock declines prior to the effective time of the Merger;

•

the fact that representatives from McAfee and Goldman Sachs conducted a review of McAfee’s strategic alternatives and, in connection therewith, contacted numerous potential counterparties regarding their interest in a potential acquisition of McAfee;

•

the belief of the Board of Directors that it is preferable to enter into the Merger Agreement with Parent instead of any of the other prospective interested parties in the strategic alternatives process in light of the prices offered by those other prospective interested parties, the lack of interest by prospective interested parties and the fact that those other prospective interested parties made significantly less progress on due diligence, particularly in light of:

•

(1) the risk that continuing with the strategic process was unlikely to result in a transaction at a more attractive price than offered by Parent in the Merger and that a “failed” attempt to sell McAfee could be detrimental to McAfee; and

•	(2) the fact that McAfee had the Go Shop Period in which to seek a higher priced offer;

•

the fact that, under the terms of the Merger Agreement, McAfee and Parent have agreed to use their reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable law to consummate the Merger and the others transactions contemplated by the Merger Agreement as promptly as practicable, including (i) preparing and filing as promptly as practicable after the date hereof with any Governmental Authority all documentation to effect all necessary filings, notices, petitions, statements, registrations, submissions of information, financial statements, records, applications and other documents, in each case, as required; (ii) obtaining and maintaining as required by the Merger Agreement all approvals, consents, registrations, permits, authorizations, licenses, waivers, and other confirmations required to be obtained from any Governmental Authority that are necessary to consummate the transactions contemplated by the Merger Agreement; (iii) defending or contesting any action, suit or proceeding challenging this Agreement or the transactions contemplated hereby; and (iv) executing and delivering any additional instruments necessary to consummate the transactions contemplated hereby;

•	the fact that the Sponsors are well-known private equity sponsors;

•

the fact that (1) the Merger Agreement contains a “go shop” provision permitting McAfee to actively solicit parties to seek to obtain a higher offer during the Go-Shop Period together with the payment of the Company Termination Fee, (2) after the Go Shop Period, McAfee can still entertain unsolicited acquisition proposals that are more favorable from a financial perspective, (3) the Merger Agreement obligates McAfee to pay Parent the Company Termination Fee under specified circumstances, which could discourage the making of a competing acquisition proposal or adversely impact the price offered in such a proposal;

•

the fact that the Merger Agreement obligates Parent to pay a termination fee of 5% of the equity value of McAfee to McAfee under specified circumstances, and that funds affiliated with each Sponsor and certain other co-investors have signed a Fee Funding Agreement to backstop the payment of such fee;

•

the belief of the Board of Directors that an acquisition by Parent has a reasonable likelihood of closing without potential issues under applicable antitrust and competition laws or potential issues from any regulatory authorities;

•	the fact that the adoption of the Merger Agreement is not subject to the approval of Parent’s stockholders;

•

the absence of a financing condition to the closing of the Merger, and Parent’s representations and warranties relating to the equity commitment letters, the agreement between Snowlake and the Consortium, the debt commitment letters and preferred equity commitment letters, the fee funding agreements and solvency;

•

the written opinion of Goldman Sachs rendered to the Board of Directors that, as of the date of such written opinion and based upon and subject to the factors and assumptions set forth therein, the $26.00 in cash per share of Company Stock to be paid to the McAfee Stockholders (other than Parent, Snowlake and their respective Affiliates), taken in the aggregate, pursuant to the Merger Agreement, was fair, from a financial point of view, to such McAfee Stockholders; for more information, see the section of this proxy statement captioned “The Merger—Opinion of Goldman Sachs & Co. LLC;”

•

the fact that McAfee will no longer exist as an independent public company after Closing and the McAfee Stockholders will forgo any future increase in the value of their equity interest in McAfee that might result from its possible growth, change or expansion;

•

the possible negative effect of the Merger and public announcement of the Merger on McAfee’s financial performance, operating results and stock price and McAfee’s relationships with customers, suppliers, other business partners, management and employees;

•	the fact that the Merger Agreement imposes restrictions on the conduct of McAfee’s business in the pre-closing period, which may adversely affect McAfee’s business in the event the Merger is not completed (including by delaying or preventing McAfee from pursuing business opportunities that may arise or by precluding actions that would be advisable if McAfee were to remain an independent company);

•

the risks involved with the Merger and the likelihood that McAfee and Parent will be able to complete the Merger, the possibility that the Merger might not be consummated and McAfee’s prospects going forward without the combination with Parent;

•

the substantial transaction expenses to be incurred in connection with the Merger and the negative impact of such expenses on McAfee’s cash reserves and operating results should the Merger not be completed;

•

the fact that TPG and Intel were signing a voting agreement with Parent to vote in favor of the adoption of the Merger Agreement and against any other acquisition proposal, and the fact that the voting support under such voting agreement ceases immediately upon an adverse recommendation change or the termination of the Merger Agreement;

•

the fact that the Amendment is being entered into in connection with the Merger Agreement so as to suspend and subject to the occurrence of Closing, terminate any tax distributions payable by McAfee to members under the OpCo LLC Agreement and to suspend certain payment obligations under and, subject to the occurrence of Closing, to terminate the TRA and to eliminate any payment obligation of McAfee to the parties thereto that would otherwise have become due as a result of the Merger under the original terms of the TRA;

•	the fact that the Merger Agreement requires McAfee to suspend the payment of its quarterly dividend;

•

all known interests of directors and executive officers of McAfee in the Merger that may be different from, or in addition to, their interests as McAfee Stockholders or the interests of other McAfee Stockholders generally, including (i) rights and benefits pursuant to the TRA and in respect of tax distributions payable by McAfee to members under the OpCo LLC Agreement, as modified by the Amendment and (ii) that certain officers of McAfee are entitled to severance and other benefits pursuant to agreements with McAfee in connection with certain qualifying terminations occurring after the consummation of the Merger; and

•	all other factors the Board of Directors deems relevant.

After considering the foregoing potentially negative and potentially positive factors, the Board of Directors concluded that the potentially positive factors relating to the merger agreement and the merger substantially outweighed the potentially negative factors.

The foregoing discussion of the information and factors considered by the Board of Directors is not exhaustive, but is intended to reflect the material factors considered by the Board of Directors in its consideration of the Merger. In view of the complexity, and the large number of the factors considered, the Board of Directors, both individually and collectively, did not quantify or assign any relative or specific weight to the various factors. Rather, the Board of Directors based its recommendation on the totality of the information presented to and considered by it. In addition, individual members of the Board of Directors may have given different weights to different factors.

The foregoing discussion of the information and factors considered by the Board of Directors is forward-looking in nature. This information should be read in light of the factors set forth in the section entitled “Forward-Looking Statements” beginning on page [25] of this proxy statement.

Opinion of Goldman Sachs & Co. LLC

Goldman Sachs rendered to the Board of Directors its oral opinion, subsequently confirmed in its written opinion dated November 5, 2021, that, as of the date of the written opinion and based upon and subject to the factors and assumptions set forth in the opinion, the $26.00 in cash per share of Company Stock to be paid to the holders (other than Parent, Snowlake and their respective affiliates) of shares of Company Stock, taken in the aggregate, pursuant to the Merger Agreement was fair from a financial point of view to such holders.

The full text of the written opinion of Goldman Sachs, dated November 5, 2021, which sets forth assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Annex D. The summary of Goldman Sachs’ opinion contained in this proxy statement is qualified in its entirety by reference to the full text of Goldman Sachs’ written opinion. Goldman Sachs provided advisory services and its opinion for the information and assistance of the Board of Directors in connection with its consideration of the merger. The Goldman Sachs opinion does not constitute a recommendation as to how any holder of shares of Company Stock should vote with respect to the merger, or any other matter.

In connection with rendering the opinion described above and performing its related financial analyses, Goldman Sachs reviewed, among other things:

•	the Merger Agreement;

•	McAfee’s annual report on Form 10-K for the fiscal year ended December 26, 2020;

•	McAfee’s Registration Statement on Form S-1, including the prospectus contained therein dated September 9, 2021, relating to the public offering of shares of Class A Common Stock;

•	certain interim reports to stockholders and Quarterly Reports on Form 10-Q of McAfee;

•	certain other communications from McAfee to its stockholders;

•	certain publicly available research analyst reports for McAfee; and

•	certain internal financial analyses and forecasts for McAfee prepared by its management, as approved for Goldman Sachs’ use by McAfee, which are referred to as the “Forecasts”.

Goldman Sachs also held discussions with members of the senior management of McAfee regarding their assessment of the past and current business operations, financial condition and future prospects of McAfee; reviewed the reported price and trading activity for the shares of Class A Common Stock; compared certain financial and stock market information for McAfee with similar information for certain other companies the securities of which are publicly traded; reviewed the financial terms of certain recent business combinations in the software industry; and performed such other studies and analyses, and considered such other factors, as it deemed appropriate.

For purposes of rendering its opinion, Goldman Sachs, with the Board of Directors’ consent, relied upon and assumed the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information provided to, discussed with or reviewed by, it, without assuming any responsibility for independent verification thereof. In that regard, Goldman Sachs assumed with the Board of Directors’ consent that the Forecasts have been reasonably prepared on a basis reflecting the best then available estimates and judgments of the management of McAfee. Goldman Sachs did not make an independent evaluation or appraisal of the assets and liabilities (including any contingent, derivative or other off-balance-sheet assets and liabilities) of McAfee or any of its subsidiaries and Goldman Sachs was not furnished with any such evaluation or appraisal. Goldman Sachs assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the merger would be obtained without any adverse effect on the expected benefits of the merger in any way meaningful to Goldman Sachs’ analysis. Goldman Sachs assumed that the transaction would be consummated on the terms set forth in the Merger Agreement, without the waiver or modification of any term or condition the effect of which would be in any way meaningful to its analysis.

Goldman Sachs’ opinion did not address the underlying business decision of McAfee to engage in the merger or the relative merits of the merger as compared to any strategic alternatives that may be available to

McAfee; nor did it address any legal, regulatory, tax or accounting matters. Goldman Sachs’ opinion addresses only the fairness from a financial point of view, as of the date of its opinion, to the holders (other than Parent, Snowlake and their respective affiliates) of shares of Company Stock, of the $26.00 in cash per share of Company Stock to be paid to such holders, taken in the aggregate, pursuant to the Merger Agreement. Goldman Sachs’ opinion does not express any view on, and does not address, any other term or aspect of the Merger Agreement or the merger or any term or aspect of any other agreement or instrument contemplated by the Merger Agreement or entered into or amended in connection with the merger, including any payments (and any waiver of rights to receive any such payments) under the Tax Receivable Agreement, dated October 21, 2020, by and among McAfee, Foundation Technology Worldwide LLC (“OpCo”) and the other parties thereto, any distributions under the Second Amended and Restated Limited Liability Company Agreement of OpCo, dated as of October 21, 2020 (the “OpCo LLC Agreement”) and any exchange of units or redemption of units or shares of Class B Common Stock pursuant to the OpCo LLC Agreement, the Contribution and Subscription Agreement by and among Snowlake, Parent and the other parties thereto, dated as of November 5, 2021, any allocation of the aggregate consideration payable to the holders of shares of Company Stock pursuant to the Merger Agreement, including among the holders of Class A Common Stock and Class B Common Stock, the fairness of the transaction to, or any consideration received in connection therewith by, the holders of any other class of securities, creditors, or other constituencies of McAfee; nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of McAfee, or class of such persons, in connection with the merger, whether relative to the $26.00 in cash per share to be paid to the holders (other than Parent, Snowlake and their respective affiliates) of shares of Company Stock, taken in the aggregate, pursuant to the Merger Agreement or otherwise. Goldman Sachs’ opinion did not express any opinion as to the prices at which the shares of Class A Common Stock will trade at any time, as to the potential effects of volatility in the credit, financial and stock markets on McAfee, Parent or the Merger, or as to the impact of the merger on the solvency or viability of McAfee or Parent or the ability of McAfee or Parent to pay their respective obligations when they come due. Goldman Sachs’ opinion was necessarily based on economic, monetary market and other conditions, as in effect on, and the information made available to it as of, the date of its written opinion and Goldman Sachs assumed no responsibility for updating, revising or reaffirming its opinion based on circumstances, developments or events occurring after the date of its written opinion. Goldman Sachs’ advisory services and its opinion were provided for the information and assistance of the Board of Directors in connection with its consideration of the merger and such opinion does not constitute a recommendation as to how any holder of shares of Company Stock should vote with respect to such merger or any other matter. Goldman Sachs’ opinion was approved by a fairness committee of Goldman Sachs.

Summary of Financial Analyses

The following is a summary of the material financial analyses delivered by Goldman Sachs to the Board of Directors in connection with rendering to the Board of Directors the opinion described above. The following summary, however, does not purport to be a complete description of the financial analyses performed by Goldman Sachs, nor does the order of analyses described represent relative importance or weight given to those analyses by Goldman Sachs. Some of the summaries of the financial analyses include information presented in tabular format. The tables must be read together with the full text of each summary and are alone not a complete description of Goldman Sachs’ financial analyses. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before November 5, 2021, the last trading day before the public announcement of the transaction, and is not necessarily indicative of current market conditions.

Implied Premia and Multiples

Goldman Sachs calculated and compared certain implied premia and multiples described below based on the $26.00 in cash per share of Company Stock to be paid to the holders (other than Parent, Snowlake and their respective affiliates) of shares of Company Stock pursuant to the Merger Agreement.

Goldman Sachs calculated the implied premia represented by the $26.00 in cash per share of Company Stock relative to:

•	$21.21, the unaffected closing price for the Class A Common Stock on November 4, 2021, the last trading day prior to media reports regarding a potential sale of McAfee (the “Current Share Price”);

•	$21.78, the volume weighted average price (“VWAP”) of the Class A Common Stock over the 10-trading day time period ended November 4, 2021 (“10-day VWAP”);

•	$21.59, the VWAP of the Class A Common Stock over the 20-trading day time period ended November 4, 2021 (“20-day VWAP”); and

•	$21.74, the VWAP of the Class A Common Stock over the 30-trading day time period ended November 4, 2021 (“30-day VWAP”).

The results of these calculations and comparisons were as follows:

Class A Common Stock Reference Price	Implied Premium Represented by $26.00 in Cash per Share of Company Stock
Current Share Price of $21.21	23%
10-day VWAP of $21.78	19%
20-day VWAP of $21.59	20%
30-day VWAP of $21.74	20%

In addition, Goldman Sachs calculated an implied equity value for McAfee for purposes of calculating the following multiples by multiplying the $26.00 in cash per share of Company Stock by the total number of fully diluted outstanding shares of Company Stock as of November 4, 2021, as provided by the management of McAfee and approved for Goldman Sachs’ use by the management of McAfee. Goldman Sachs then calculated an implied enterprise value of McAfee by adding to the implied equity value it calculated the net debt of McAfee as of September 25, 2021, as provided by the management of McAfee and approved for Goldman Sachs’ use by the management of McAfee.

Using the foregoing, Goldman Sachs calculated the following implied multiples:

•

the implied enterprise value for McAfee as a multiple of calendar years 2021 and 2022 revenues of McAfee, based on Institutional Brokers’ Estimate System (“IBES”) consensus estimates and as reflected in the Forecasts; and

•

the implied enterprise value for McAfee as a multiple of the estimates of McAfee’s earnings before interest, taxes, depreciation, and amortization (“EBITDA”) (including stranded costs related to divestitures but excluding stock-based compensation, amortization of acquired intangibles and other one-time expenses) (“Adj. EBITDA”) for calendar years 2021 and 2022, based on IBES consensus estimates and as reflected in the Forecasts.

The results of these calculations were as follows:

Implied Enterprise Value as a Multiple of:	Implied Multiples
	Current Share Price of $21.21	$26.00 per share of McAfee Company Stock
CY21 EV/Revenue (Forecasts)	6.2x	7.4x
CY21 EV/Revenue (Consensus Estimates)	6.4x	7.6x
CY22 EV/Revenue (Forecasts)	5.5x	6.5x
CY22 EV/Revenue (Consensus Estimates)	5.7x	6.8x
CY21 EV/Adj. EBITDA (Forecasts)	13.7x	16.3x
CY21 EV/Adj. EBITDA (Consensus Estimates)	15.3x	18.2x
CY22 EV/Adj. EBITDA (Forecasts)	11.4x	13.5x
CY22 EV/Adj. EBITDA (Consensus Estimates)	12.6x	15.0x

Selected Public Company Comparables

Goldman Sachs reviewed and compared certain financial and stock market information for McAfee to corresponding financial and stock market information for the following publicly traded corporations in the security software industry (collectively referred to as the “Selected Companies”):

•	NortonLifeLock Inc. (“Norton”); and

•	Avast PLC (“Avast”).

Although neither of the Selected Companies is directly comparable to McAfee, the companies included were chosen because they are publicly traded companies with operations that for purposes of analysis may be considered similar to certain operations of McAfee.

Goldman Sachs calculated and compared next-twelve month (“NTM”) Adj. EBITDA multiples for McAfee and each of the selected companies, based on financial and trading data as of November 4, 2021, information Goldman Sachs obtained from Capital IQ, publicly available historical data, market data and IBES consensus estimates. NTM Adj. EBITDA multiples for McAfee were calculated based on the Forecasts and for Norton and Avast were calculated based on IBES consensus estimates. Goldman Sachs calculated average NTM EV/Adj. EBITDA multiples over certain time periods prior to and including November 4, 2021.

The results of these calculations are summarized as follows:

NTM EV/Adj. EBITDA Multiples Over Time(1)
Average in	McAfee	Norton	Avast
2021	13.1x	11.6x	14.1x
2020	10.0x	10.0x	14.0x
2019	N/A	10.3x	10.9x
2018	N/A	8.5x	9.6x
2017	N/A	9.4x	N/A
Average over last
1-Month	13.2x	11.6x	N/A
1-Year	12.8x	11.5x	14.1x
3-Year	N/A	10.5x	12.8x
November 4, 2021	12.8x	11.4x	14.6	(2)

(1)	Defined as EBITDA adjusted to exclude stock-based compensation, amortization of acquired intangibles and other one-time expenses.
(2)	Reflects Avast unaffected multiple as of July 14, 2021 (undisturbed by Norton/Avast merger rumors).

Illustrative Discounted Cash Flow Analysis

Using the Forecasts, Goldman Sachs performed an illustrative discounted cash flow analysis on McAfee to derive a range of illustrative present values per share of Company Stock. Using discount rates ranging from 7.5% to 8.5%, reflecting estimates of McAfee’s weighted average cost of capital, and the mid-year convention, Goldman Sachs discounted to present value as of September 25, 2021 (i) estimates of unlevered free cash flow including stock-based compensation (“UFCF”) for McAfee for the years 2021 through 2025 as reflected in the Forecasts and (ii) a range of illustrative terminal values for McAfee, which were calculated by applying perpetuity growth rates ranging from 1.0% to 2.5%, to a terminal year estimate of the free cash flow to be generated by McAfee, as provided by management of McAfee and approved for Goldman Sachs’ use by management of McAfee (which analysis implied exit terminal year NTM Adj. EBITDA multiples ranging from 8.4x to 12.7x). Goldman Sachs derived such discount rates by application of the Capital Asset Pricing Model, which requires certain company-specific inputs, including the company’s target capital structure weightings, the cost of long-term debt, after-tax yield on permanent excess cash, if any, future applicable marginal cash tax rate and a beta for the company, as well as certain financial metrics for the United States financial markets generally. The range of perpetuity growth rates was estimated by Goldman Sachs utilizing its professional judgment and experience, taking into account the Forecasts and market expectations regarding long-term real growth of gross domestic product and inflation.

Goldman Sachs derived a range of illustrative enterprise values for McAfee by adding the range of present values it derived as described above. Goldman Sachs then subtracted from the range of illustrative enterprise values it derived for McAfee the net debt of McAfee as of September 25, 2021, as provided by the management of McAfee and approved for Goldman Sachs’ use by management of McAfee, to derive a range of illustrative equity values for McAfee. Goldman Sachs then divided the range of illustrative equity values it derived by the number of fully diluted outstanding shares of McAfee, as provided by the management of McAfee and approved for Goldman Sachs’ use by management of McAfee, using the treasury stock method, to derive a range of illustrative present values per share of Company Stock ranging from $19.45 to $29.89.

Illustrative Present Value of Future Share Price Analysis

Goldman Sachs performed an illustrative analysis of the implied present value of an illustrative future value per share of Company Stock, which is designed to provide an indication of the present value of a theoretical future value of a company’s equity as a function of such company’s estimated future Adj. EBITDA and assumed one-year forward enterprise value to Adj. EBITDA multiples. For this analysis, Goldman Sachs used the Forecasts for each of the fiscal years 2022 through 2024. Goldman Sachs first calculated the implied enterprise values for McAfee as of December 31 for each of the years 2021 to 2023 by applying enterprise value to NTM Adj. EBITDA multiples of 10.0x to 14.0x to NTM Adj. EBITDA estimates for each of the years 2022 to 2024 based on the Forecasts. These illustrative multiple estimates were derived by Goldman Sachs utilizing its professional judgment and experience, taking into account current and historical enterprise value to NTM Adj. EBITDA multiples for McAfee and current and historical enterprise value to NTM Adj. EBITDA multiples for certain selected companies (as described above under “—Selected Public Company Comparables Analysis”). Goldman Sachs then subtracted the amount of McAfee’s forecasted net debt as of December 31, 2021 to 2023, each as provided by the management McAfee and approved for Goldman Sachs’ use by the management of McAfee, to derive a range of illustrative equity values for McAfee as of December 31 for each of the years 2021 to 2023. Goldman Sachs then divided the results by the number of projected year-end fully diluted shares of Company Stock for each of the years 2021 to 2023, as provided by the management of McAfee and approved for Goldman Sachs’ use by the management of McAfee, to derive a range of implied future share prices. Goldman Sachs then discounted the December 31, 2021 to December 31, 2023 implied future share prices back to September 25, 2021 using an illustrative discount rate of 8.5% to derive implied present values of future shares prices as of September 25, 2021. Goldman Sachs then added to the implied present values of future shares prices the total present values, as of September 25, 2021, using an illustrative discount rate of 8.5%, of forecasted dividends through each of the years 2021 to 2023, as provided by the management of McAfee and approved for Goldman Sachs’ use by the management of McAfee. The illustrative discount rate of 8.5% reflected an estimate of McAfee’s cost of equity. Goldman Sachs derived such discount rate by application of the Capital Asset Price Model, which requires certain company-specific inputs, including a beta for the company, as well as certain financial metrics for the United States financial markets generally. This analysis resulted in a range of implied present values of $17.80 to $31.01 per share of Company Stock.

Selected Transactions Analysis

Goldman Sachs analyzed certain publicly available information relating to the following selected transactions in the software industry since 2015. For each of the selected transactions where information was publicly available, Goldman Sachs calculated and compared the implied EV/ NTM EBITDA of the applicable target company based on the total consideration paid in the transaction as a multiple of the target company’s NTM EBITDA based on IBES estimates at the time each such selected transaction was announced.

While none of the target companies that participated in the selected transactions are directly comparable to McAfee, the target companies that participated in the selected transactions are companies with operations that, for the purpose of analysis, may be considered similar to certain of McAfee’s results, market size and product profile.

The following table presents the results of this analysis:

Announcement Year	Target	Acquiror	Deal Value (in billions)	EV/NTM EBITDA
2021	Avast PLC – Stock Election	NortonLifeLock Inc.	$8.3	15.0x/9.9x	(1)

2021	Avast PLC – Cash Election	NortonLifeLock Inc.	9.0	16.5/10.9	(1)

2021	Proofpoint, Inc.	Thoma Bravo	12.2	54.1

2021	McAfee Corp. (Enterprise business)	Symphony Technology Group	4.0	11.9

2020	Endurance International Group Holdings, Inc.	Clearlake Capital Group L.P.	3.0	10.4

2019	Symantec Corporation	Broadcom Inc.,	10.7	27.5/8.2	(1)

2019	Carbonite, Inc.	OpenText	1.4	9.1

2019	LogMeIn, Inc.	Francisco Partners and Evergreen Coast Capital (Elliot Management)	4.5	11.1

2019	Sophos Group plc	Thoma Bravo	3.9	31.5

2018	Imperva, Inc.	Thoma Bravo	1.7	34.7

2017	Barracuda Networks, Inc.	Thoma Bravo	1.4	19.0

2016	LinkedIn Corporation	Microsoft Corp.	26.3	24.9

2016	NortonLifeLock Inc.	Symantec Corporation	2.5	23.9

2016	AVG Technologies N.V.	Avast Software s.r.o	1.4	7.6

2016	Infoblox Inc.	Vista Equity Partners	1.4	19.4

2015	HomeAway Inc.	Expedia Inc.	3.4	24.7

Median				20.1x

Mean				19.0x

(1)	Pro forma synergized EBITDA multiple.
(2)	Avast multiple calculated based on the closing price of Norton common stock on November 4, 2021.

Based on the results of the foregoing calculations and Goldman Sachs’ analyses of the various transactions and its professional judgment and experience, Goldman Sachs selected a reference range of EV/NTM EBITDA multiples of 11.1x to 19.0x and applied such range to McAfee’s NTM Adj. EBITDA as reflected in the Forecasts, to derive a range of implied enterprise values for McAfee. Goldman Sachs then subtracted net debt for McAfee as of September 25, 2021, as provided by the management of McAfee and approved for Goldman Sachs’ use by the management of McAfee, from the range of implied enterprise values to determine a range of implied equity values for McAfee. Goldman Sachs then divided these equity values by the number of fully diluted outstanding shares of Company Stock, as provided by the management of McAfee and approved for Goldman Sachs’ use by the management of McAfee, using the treasury stock method. This analysis resulted in a range of implied equity values per share of Company Stock of $19.89 to $37.26.

Premia Paid Analysis

Goldman Sachs reviewed and analyzed, using publicly available information, the acquisition premia for all-cash acquisition transactions announced from 2012 through November 4, 2021, involving a public company based in the United States as the target where the disclosed enterprise values for the transaction was greater than $1 billion. For the entire period, using publicly available information, Goldman Sachs calculated the median, 20th percentile and 80th percentile premia of the price paid in the transactions relative to the target’s last undisturbed closing stock price prior to announcement of the transaction. This analysis indicated a median premium of 29.5% across the period. This analysis also indicated a 20th percentile premium of 15.7% and 80th percentile premium of 54.1% across the period. Using this analysis, Goldman Sachs applied a reference range of illustrative premia of 15.7% to 54.1% to the unaffected closing price per share of Company Stock of $21.21 as of November 4, 2021 and calculated a range of implied equity values per share of Company Stock of $24.54 to $32.68.

General

The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth above, without considering the analyses as a whole, could create an incomplete view of the processes underlying Goldman Sachs’ opinion. In arriving at its fairness determination, Goldman Sachs considered the results of all of its analyses and did not attribute any particular weight to any factor or analysis considered by it. Rather, Goldman Sachs made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of its analyses. No company or transaction used in the above analyses as a comparison is directly comparable to McAfee or the contemplated merger.

Goldman Sachs prepared these analyses for purposes of Goldman Sachs’ providing its opinion to the Board of Directors as to the fairness from a financial point of view of the merger consideration to be paid to the holders (other than Parent, Snowlake and their respective affiliates) of shares of Company Stock, taken in the aggregate, pursuant to the Merger Agreement. These analyses do not purport to be appraisals nor do they necessarily reflect the prices at which businesses or securities actually may be sold. Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by these analyses. Because these analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors, none of McAfee, Parent, Goldman Sachs or any other person assumes responsibility if future results are materially different from those forecast.

The Merger Consideration was determined through arm’s-length negotiations between McAfee and Parent and was approved by the Board of Directors. Goldman Sachs provided advice to McAfee during these negotiations. Goldman Sachs did not, however, recommend any specific merger consideration to McAfee or the Board of Directors or that any specific merger consideration constituted the only appropriate consideration for the merger.

As described above, Goldman Sachs’ opinion to the Board of Directors was one of many factors taken into consideration by the Board of Directors in making its determination to approve the transaction. The foregoing summary does not purport to be a complete description of the analyses performed by Goldman Sachs in connection with the fairness opinion and is qualified in its entirety by reference to the written opinion of Goldman Sachs attached as Annex D.

Goldman Sachs and its affiliates are engaged in advisory, underwriting and financing, principal investing, sales and trading, research, investment management and other financial and non-financial activities and services for various persons and entities. Goldman Sachs and its affiliates and employees, and funds or other entities they manage or in which they invest or have other economic interests or with which they co-invest, may at any time purchase, sell, hold or vote long or short positions and investments in securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments of McAfee, Parent, any of their respective affiliates and third parties, including TPG Global, LLC (“TPG Global”) and Intel Corporation (“Intel”), each of which is an affiliate of a significant stockholder of McAfee, and Advent, Permira, Canada Pension Plan Investment Board (“CPPIB”) and Crosspoint Capital Partners LP (“Crosspoint”), each of which is an affiliate of a significant equityholder of Parent, and any of their respective affiliates and, as applicable, portfolio companies, or any currency or commodity that may be involved in the transaction.

Goldman Sachs acted as financial advisor to McAfee in connection with, and participated in certain of the negotiations leading to, the transaction. Goldman Sachs has provided certain financial advisory and/or underwriting services to McAfee and/or its affiliates from time to time for which its Investment Banking Division has received, and may receive, compensation, including having acted as joint bookrunner with respect to the initial public offering (the “Company IPO”) of 37,000,000 shares of Class A Common Stock in October 2020; as a financial advisor to McAfee with respect to its sale of certain assets and liabilities of its Enterprise business in March 2021; and as co-lead manager with respect to the public offering by McAfee of 20,000,000 shares of Class A Common Stock in September 2021. During the two year period ended November 5, 2021, Goldman Sachs has recognized compensation for financial advisory and/or underwriting services provided by its Investment Banking Division to McAfee and/or its affiliates of approximately $37,200,000.

Goldman Sachs has also provided certain financial advisory and/or underwriting services to TPG Global and/or its affiliates and portfolio companies from time to time for which its Investment Banking Division has received, and may receive, compensation, including having acted as financial advisor to AirTrunk Pte Ltd., a former portfolio company of TPG Global, with respect to its sale in April 2020; as joint lead bookrunner with respect to the public offering by Allogene Therapeutics, Inc., a portfolio company of TPG Global, of 13,457,447 shares of its common stock in June 2020; as joint bookrunner with respect to the initial public offering by Kangji Medical Holdings Limited, a portfolio company of TPG Global, of 259,207,125 of its ordinary shares in June 2020; as financial advisor to Wellsky Corporation, a portfolio company of TPG Global, with respect to its recapitalization in September 2020; as financial advisor to LLamasoft, Inc., a former portfolio company of TPG Global, with respect to its sale in November 2020; as bookrunner with respect to the initial public offering by Airbnb, Inc., a portfolio company of TPG Global, of 56,323,531 shares of its Class A common stock in December 2020 and the private offering by Airbnb, Inc. of 0% Convertible Senior Notes due 2026 (aggregate principal amount of $2,000,000,000) in March 2021; as bookrunner with respect to the private offering by Spotify Technology, a portfolio company of TPG Global, of 0% Exchangeable Senior Notes due 2026 (aggregate principal amount of $1,300,000,000) in February 2021; and as junior lead manager with respect to the initial public offering by LifeStance Health Group Inc., a portfolio company of TPG Global, of 46,000,000 shares of its common stock in June 2021. During the two year period ended November 5, 2021, Goldman Sachs has recognized compensation for financial advisory and/or underwriting services provided by its Investment Banking Division to TPG Global and/or its affiliates of approximately $240,700,000.

Goldman Sachs has also have provided certain financial advisory and/or underwriting services to Intel and/or its affiliates from time to time for which its Investment Banking Division has received, and may receive, compensation, including having acted as financial advisor to Intel with respect to the sale of its 5G smartphone modem business in December 2019; as bookrunner with respect to the public offering by Intel of its 2.450% Senior Notes due 2029, 3.250% Senior Notes due 2049 and 3.100% Senior Notes due 2060 (aggregate principal amount $2,250,000,000) in February 2020; as bookrunner with respect to the public offering by Intel of its 3.400% Senior Notes due 2025, 3.750% Senior Notes due 2027, 3.900% Senior Notes due 2030, 4.600% Senior Notes due 2040, 4.750% Senior Notes due 2050 and 4.950% Senior Notes due 2060 (aggregate principal amount $8,000,000,000) in March 2020; as bookrunner with respect to the sale by Intel Capital Corporation, an affiliate of Intel, of ordinary shares of Ozon Holdings plc in May 2021; and as bookrunner with respect to the public offering by Intel of 1.600% Senior Notes due 2028, 2.000% Senior Notes due 2031, 2.800% Senior Notes due 2041, 3.050% Senior Notes due 2051 and 3.200% Senior Notes due 2061 (aggregate principal amount $5,000,000,000) in August 2021. During the two year period ended November 5, 2021, Goldman Sachs has recognized compensation for financial advisory and/or underwriting services provided by its Investment Banking Division to Intel and/or its affiliates of approximately $16,800,000.

Goldman Sachs has also provided certain financial advisory and/or underwriting services to Advent and/or its affiliates and portfolio companies from time to time for which its Investment Banking Division has received, and may receive, compensation, including having acted as financial advisor to Advent with respect to its acquisitions of Cobham plc and Olaplex Holdings Inc. in January 2020; as bookrunner with respect to the issuance by thyssenkrupp Elevator AG, a portfolio company of Advent, of high yield bonds (aggregate principal amount of $3,069,000,000) in June 2020; as bookrunner with respect to the initial public offering by InPost S.A., an affiliate of Integer.pl S.A., a portfolio company of Advent, of 500,000,000 of its ordinary shares in January 2021; as financial advisor to Cobham plc., a portfolio company of Advent, with respect to its sale of Cobham Aerospace Connectivity in February 2021 and Cobham Missions Systems in June 2021; as left lead bookrunner with respect to the initial public offering by Olaplex Holdings Inc., a portfolio company of Advent, of 67,000,000 shares of its common stock in September 2021; and as left lead bookrunner with respect to the initial public offering by Definitive Healthcare Solutions Inc., a portfolio company of Advent, of 15,555,555 shares of its Class A common stock in September 2021. During the two year period ended November 5, 2021, Goldman Sachs has recognized compensation for financial advisory and/or underwriting services provided by its Investment Banking Division to Advent and/or its affiliates of approximately $208,800,000.

Goldman Sachs has also provided certain financial advisory and/or underwriting services to Permira and/or its affiliates and portfolio companies from time to time for which its Investment Banking Division has received, and may receive, compensation, including having acted as financial advisor to Permira Advisers (UK), an affiliate of Permira, with respect to its acquisition of a majority stake in Golden Goose in June 2020; as joint bookrunner with respect to the initial public offering by Allegro.eu, a portfolio company of Permira, of 187,826,087 of its ordinary shares in September 2020 and the public offering of 76,500,000 of its ordinary shares in March 2021; as lead left bookrunner with respect to the issuance by Lowell Financial Ltd., a portfolio company of Permira, of EUR/GBP high yield bonds (aggregate principal amount of £400,000,000 plus €1,340,000,000) in October 2020 and UER/GBP high yield bonds (aggregate principal amount of £117,000,000) in December 2020; as joint bookrunner with respect to the initial public offering by Dr. Martens plc, a portfolio company of Permira, of 350,000,000 of its ordinary shares in January 2021; as bookrunner with respect to the sale by Permira of 12,000,000 shares of TeamViewer, a portfolio company of Permira, in February 2021; and as left lead bookrunner with respect to the initial public offering by Informatica Inc., a portfolio company of Permira and CPPIB, of 29,000,000 shares of its Class A common stock in October 2021. During the two year period ended November 5, 2021, Goldman Sachs has recognized compensation for financial advisory and/or underwriting services provided by its Investment Banking Division to Permira and/or its affiliates of approximately $107,300,000.

Goldman Sachs has also provided certain financial advisory and/or underwriting services to CPPIB and/or its affiliates and portfolio companies from time to time for which its Investment Banking Division has received, and may receive, compensation, including having acted as financial advisor to Ultimate Software Group, a portfolio company of CPPIB, with respect to its merger with Kronos Incorporated in April 2020; as financial advisor to GlobalLogic Inc., a portfolio company of CPPIB, with respect to its sale in July 2021; as financial advisor to Apollo Global Management LLC, an investment partner of CPPIB, with respect to its sale of a stake in Hilton Grand Vacations Inc. in August 2021; as financial advisor to ChargePoint Inc., a portfolio company of CPPIB, with respect to its acquisition of ViriCiti B.V. in August 2021; and as left lead bookrunner with respect to the initial public offering by Informatica Inc., a portfolio company of Permira and CPPIB, of 29,000,000 shares of its Class A common stock in October 2021. During the two year period ended November 5, 2021, Goldman Sachs has recognized compensation for financial advisory and/or underwriting services provided by its Investment Banking Division to CPPIB and/or its affiliates of approximately $104,800,000.

Goldman Sachs has also provided certain financial advisory and/or underwriting services to the Government of Canada, and/or its agencies, and instrumentalities and their respective affiliates from time to time for which its Investment Banking Division has recognized, and may recognize, compensation. CPPIB is wholly-owned by the Government of Canada.

Goldman Sachs may also in the future provide financial advisory and/or underwriting services to McAfee, Parent, TPG, Intel, Advent, Permira, CPPIB, Crosspoint, the Government of Canada and/or its agencies and instrumentalities, and their respective affiliates and/or, as applicable, portfolio companies for which its Investment Banking Division may receive compensation. Affiliates of Goldman Sachs also may have co-invested with TPG Global, Advent, Permira, CPPIB, Crosspoint and their respective affiliates from time to time and may have invested in limited partnership units of affiliates of TPG Global, Advent, Permira, CPPIB or Crosspoint from time to time and may do so in the future.

The Board of Directors selected Goldman Sachs as its financial advisor because it is an internationally recognized investment banking firm that has substantial experience in transactions similar to the merger. Pursuant to a letter agreement dated November 5 , 2021, McAfee engaged Goldman Sachs to act as its financial advisor in connection with the merger. The engagement letter between McAfee and Goldman Sachs provides for a transaction fee of approximately $35 million, plus a discretionary fee of up to approximately $7 million, all of which is contingent upon consummation of the transaction. In addition, McAfee has agreed to reimburse Goldman Sachs for certain of its expenses, including attorneys’ fees and disbursements, and to indemnify Goldman Sachs and related persons against various liabilities, including certain liabilities under the federal securities laws.

Certain Projected Financial Information

Summary of Projections

Except for a financial outlook with respect to the current fiscal quarter and year issued in connection with its ordinary course earnings announcements, McAfee does not, as a matter of course, publicly disclose forecasts or projections as to future performance, earnings or other results due to the inherent unpredictability of the underlying assumptions, estimates and projections, especially over the longer term periods. As a result, McAfee does not endorse unaudited prospective financial information as a reliable indication of future results. However, McAfee is including a summary of: (1) certain previously nonpublic, unaudited prospective financial information prepared by its management for the fiscal years 2021-2024 (the “May 29 Projections”); and (2) certain previously nonpublic, unaudited prospective financial information prepared by its management for the fiscal years 2021-2025 (the “Management Projections” and, together with the May 29 Projections, the “Projections”).

The May 29 Projections were made available to the Board of Directors and also made available to Parent and Merger Subsidiary at Parent’s request in connection with their due diligence review, as well as to certain bidders. The May 29 Projections were not approved by the Board of Directors, were not provided to or made available to or used by Goldman Sachs for the purpose of performing financial analyses in connection with the rendering of its opinion to the Board of Directors, were prepared prior to the divestiture of Enterprise and prior to the preparation of the Management Projections, and were based on assumptions that may now be outdated.

The Management Projections were made available to, and approved by, the Board of Directors in connection with its evaluation of the Merger and the Per Share Merger Consideration. The Management Projections were also made available to Parent and Merger Subsidiary at Parent’s request in connection with their due diligence review, and the Management Projections were made available to and used by Goldman Sachs with the approval of McAfee management for the purpose of performing financial analyses in connection with the rendering of its opinion to the Board of Directors.

The following table presents a summary of the May 29 Projections.

(in millions)	2021	2022	2023	2024
Gross Revenue	$1,962	$2,285	$2,664	$3,075

Net Revenue	$1,858	$2,177	$2,557	$2,967

Gross Margin	$1,496	$1,731	$2,018	$2,343

Adjusted EBITDA(1)	$823	$1,104	$1,421	$1,734

The following table presents a summary of the Management Projections.

(in millions)	2021	2022	2023	2024	2025
Gross Revenue	$2,008	$2,268	$2,510	$2,672	$2,818

Net Revenue	$1,905	$2,161	$2,398	$2,558	$2,703

Gross Margin	$1,540	$1,724	$1,894	$2,011	$2,113

Adjusted EBITDA(1)	$866	$1,042	$1,214	$1,304	$1,378

Unlevered Free Cash Flow (less stock-based compensation)(2)	$414	$608	$829	$896	$912

Notes:

(1)

Adjusted EBITDA is a non-GAAP financial measure, which is defined as adjusted operating income less depreciation expense plus certain other non-operating costs. Adjusted operating income is defined as net income (loss), excluding the impact of amortization of intangible assets, equity-based compensation expense, interest expense, foreign exchange (gain) loss, net, taxes, and certain other operating and non-operating costs. Adjusted EBITDA for the May 29 Projections also excludes expenses related to being a publicly traded company.

(2)

Goldman Sachs arithmetically calculated the line item entitled “Unlevered Free Cash Flow” based on the information provided in the Management Projections. “Unlevered Free Cash Flow” is a non-GAAP financial measure which we define as net cash provided by operating activities plus interest payments less capital expenditures. For purposes of the Management Projections made available to and used by Goldman Sachs with the approval of McAfee management for the purpose of performing financial analyses in connection with the rendering of its opinion to the Board of Directors. Unlevered Free Cash Flow was presented less stock-based compensation.

Important Information Regarding the Projections

The Projections were developed by McAfee management on a standalone basis without giving effect to the Merger and the other transactions contemplated by the Merger Agreement. Furthermore, the Projections do not take into account the effect of any failure of the transactions contemplated by the Merger Agreement to be completed. Although the Projections are presented with numerical specificity, they were based on numerous variables and assumptions made by McAfee management with respect to industry performance, general business, economic, regulatory, market and financial conditions and other future events, as well as matters specific to McAfee’s business, all of which are difficult or impossible to predict accurately and many of which are beyond McAfee’s control. The Projections constitute forward-looking information and are subject to many risks and uncertainties that could cause actual results to differ materially from the results forecasted in the Projections, including, but not limited to, McAfee’s performance, industry performance, general business and economic conditions, customer requirements, staffing levels, competition, adverse changes in applicable laws, regulations or rules, the ability to successfully pursue and complete acquisitions, and the various risks set forth in McAfee’s reports filed with the SEC. There can be no assurance that the Projections will be realized or that actual results will not be significantly higher or lower than the Projections. The Projections cover several years, and such information by its nature becomes less reliable with each successive year. In addition, the Projections will be affected by McAfee’s ability to achieve strategic goals, objectives and targets over the applicable periods. The Projections reflect assumptions as to certain business decisions that are subject to change and cannot, therefore, be considered a guarantee of future operating results, and this information should not be relied on as such. The inclusion of the Projections should not be regarded as an indication that McAfee, Goldman Sachs, their respective officers, directors, affiliates, advisors, or other representatives or anyone who received this information then considered, or now considers, them a reliable prediction of future results, and this information should not be relied upon as such. The inclusion of the Projections in this proxy statement should not be regarded as an indication that the Projections will be necessarily predictive of actual future results. No representation is made or has been made by McAfee or its affiliates, advisors, officers, directors, representatives or any other person regarding the Projections or McAfee’s ultimate performance compared to such information. The Projections should be evaluated, if at all, in conjunction with the historical financial statements and other information about McAfee contained in McAfee’s public filings with the SEC. For more information, please see the section of this proxy statement captioned “Where You Can Find More Information.” In light of the foregoing factors, and the uncertainties inherent in the Projections, stockholders are cautioned not to place undue, if any, reliance on the Projections.

The Projections were not prepared with a view toward public disclosure or with a view toward complying with the published guidelines of the SEC regarding projections or accounting principles generally accepted in the United States (“GAAP”), or the guidelines established by the American Institute of Certified Public Accountants with respect to prospective financial information. Neither McAfee’s independent auditor nor any other independent accountant has compiled, examined or performed any procedures with respect to the Projections, nor have they expressed any opinion or any other form of assurance on such information or its achievability.

Unlevered Free Cash Flow and Adjusted EBITDA contained in the Management Projections summarized above are each a “non-GAAP financial measure,” which is a financial performance measure that is not calculated in accordance with GAAP. The non-GAAP financial measures used in the Management Projections were relied upon by Goldman Sachs with the approval of McAfee management for purposes of its opinion and by the Board of Directors in connection with its evaluation of the Merger. The SEC rules which would otherwise require a reconciliation of a non-GAAP financial measure to a GAAP financial measure do not apply to non-GAAP financial measures included in disclosures relating to a proposed business combination such as the Merger if the disclosure is included in a document such as this proxy statement. In addition, reconciliations of non-GAAP financial measures were not relied upon by Goldman Sachs for purposes of its opinion or by the Board of Directors in connection with its evaluation of the Merger. Accordingly, McAfee has not provided a reconciliation of the financial measures included in the Management Projections to the relevant GAAP financial measures. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures as used by McAfee may not be comparable to similarly titled amounts used by other companies. Furthermore, there are limitations inherent in non-GAAP financial measures because they exclude charges and credits that are required to be included in a GAAP presentation. Accordingly, these non-GAAP financial measures should be considered together with, and not as an alternative to, financial measures prepared in accordance with GAAP.

The Projections are included in this proxy statement not to influence any stockholder to make any investment decision with respect to the Merger, including whether or not to seek appraisal rights with respect to their shares of McAfee common stock. The Management Projections are included in this proxy statement solely to give stockholders access to the nonpublic, unaudited prospective financial information that was made available to, and approved by, the Board of Directors, and made available to Goldman Sachs, Parent and Merger Subsidiary, in connection with their respective evaluations of Merger. The May 29 Projections are included in this proxy statement solely to give stockholders access to nonpublic, unaudited prospective financial information that was made available to provided potential purchasers in connection with a potential transaction involving the Company. The Projections were based on estimates, assumptions and judgments made by McAfee management at the time of their preparation and speak only as of such times. Except as required by applicable securities laws, McAfee does not intend to update or otherwise revise the Projections to reflect circumstances existing after the date when made or to reflect the occurrence of future events, even in the event that any or all of the underlying assumptions are shown to be in error.

Important Information Regarding the Management Projections

The prospective financial information (“management projections”) included in this document has been prepared by, and is the responsibility of, McAfee’s management. PricewaterhouseCoopers LLP has not audited, reviewed, examined, compiled nor applied agreed-upon procedures with respect to the accompanying management projections and, accordingly, PricewaterhouseCoopers LLP does not express an opinion or any other form of assurance with respect thereto. The PricewaterhouseCoopers LLP report incorporated by reference in this document relates to McAfee’s previously issued financial statements. It does not extend to the management projections and should not be read to do so.

Interests of Executive Officers and Directors of McAfee in the Merger

In considering the recommendation of the Board of Directors that the McAfee Stockholders adopt the Merger Agreement, the McAfee Stockholders should be aware that the executive officers and directors of McAfee have certain interests in the Merger that may be different from, or in addition to, the interests of the McAfee Stockholders generally. The Board of Directors was aware of these interests and considered them, among other matters, in approving the Merger Agreement and the transactions contemplated hereby, including the Merger, and in making their recommendation that the McAfee Stockholders adopt the Merger Agreement.

For purposes of this disclosure,

•	the current executive officers of McAfee are:

•	Peter Leav, President, Chief Executive Officer and Director;

•	Venkat Bhamidipati, Executive Vice President and Chief Financial Officer;

•	Ashish Agarwal, Senior Vice President, Strategy and Corporate Development; and

•	Gagandeep Singh, Executive Vice President, Chief Product & Revenue Officer.

Outstanding Shares Held by Executive Officers and Directors

The following table sets forth for each person who has been an executive officer or member of the Board of Directors at any time since the beginning of McAfee’s 2020 fiscal year (i) the number of shares of Company Stock beneficially owned as of December 14, 2021 (which, for clarity, includes shares of Company Stock for which vested Management Incentive Units and Class A Units of OpCo LLC are exchangeable on an as-converted basis, but excludes shares of Company Stock for which unvested Management Incentive Units of OpCo LLC would be exchangeable following vesting as well as shares of Company Stock subject to outstanding Company Awards) and (ii) the aggregate consideration that would be payable for such shares of Company Stock in connection with the Merger based on the Per Share Consideration.

	Number of Shares of Company Stock	Aggregate Consideration for Company Stock
Peter Leav	942,112	$24,494,912.00
Venkat Bhamidipati	383,131	$9,961,406.00
Ashish Agarwal	224,686	$5,841,836.00
Gagandeep Singh	0	$0
Sohaib Abbasi	70,459	$1,831,934.00
Mary Cranston	50,868	$1,322,568.00
Tim Millikin	0	$0
Kathy Willard	27,404	$712,504.00
John Winkelried	0	$0
Jeff Woolard	0	$0
Gunther Bright	0	$0
Emily Rollins	0	$0

(1)	Christopher Young’s employment with us terminated on February 3, 2020.
(2)	Michael Berry’s employment with us terminated on March 13, 2020.
(3)	John Giamatteo’s employment with us terminated on January 10, 2020.
(4)	Terry Hicks’ employment with us terminated on October 1, 2021.
(5)	Ashutosh Kulkarni’s employment with us terminated on January 1, 2021.
(6)	Lynne Doherty McDonald’s employment with us terminated on July 27, 2021.

Treatment of Company Equity Awards

In connection with the Merger, the equity awards held by McAfee’s executive officers and directors will be treated as described above. In addition, McAfee has entered into certain arrangements with its executive officers and directors relating to their equity awards, as described below.

Each of the Management Incentive Unit, Company RSU and Company PSU award agreements with Peter Leav and Venkat Bhamidipati provide that in the event of a change in control, such as the Merger, vesting of Peter Leav’s and Venkat Bhamidipati’s awards will accelerate in full (and, in the case of Company PSUs, will be deemed earned based on the greater of target performance and actual performance of McAfee and/or OpCo, LLC, as applicable, through the date of the change in control (or an earlier date selected for administrative convenience)) as of immediately prior to the change in control, provided that Peter Leav or Venkat Bhamidipati, as applicable, remains employed through the date of the change in control.

Gagandeep Singh’s offer letter provides that if he remains employed through the date of a change of control, such as the Merger, that occurs within twelve (12) months of his start date, 25% of his Company RSUs will vest as of immediately prior to such change in control.

In connection with McAfee’s initial public offering (or, with respect to Gagandeep Singh, his commencement of employment with McAfee), McAfee entered into change in control severance agreements (the “Severance Agreements”) with our executive officers (other than Peter Leav). Pursuant to the terms of the Severance Agreements, if an executive officer’s employment is terminated without cause (as defined in the Severance Agreement), or the executive officer terminates the executive officer’s employment with McAfee for good reason (as defined in the Severance Agreement), in either case, during the period beginning three (3) months prior to, and ending 18 months following, the consummation of a change in control, such as the Merger (a “Qualifying Termination”), all of the executive officer’s unvested time-based equity awards will accelerate and vest in full as of the date of the executive officer’s termination of employment and all performance-based equity awards granted following McAfee’s initial public offering will vest as of the separation date based on the higher of target performance and actual performance through the date of termination of employment, as applicable, in accordance with the documents governing such performance-based equity award.

Additionally, the Company RSU award agreements with each of McAfee’s non-employee directors provide that in the event of a change in control, such as the Merger, all then-outstanding Company RSUs subject to the award will accelerate and vest in full immediately prior to such change in control.

The following table sets forth, as of December 14, 2021, for each of McAfee’s executive officers and directors, the number of unvested Management Incentive Units of OpCo LLC, unvested Company RSUs and Company PSUs, and the estimated consideration that each such holder would be entitled to receive in respect of such unvested Management Incentive Units of OpCo LLC and unvested Company Awards in connection with the Merger, assuming that the price per share of the Company Stock is $26.00, which equals the Per Share Consideration, and for Company PSUs eligible to be earned based on our 2021 fiscal year performance, based on 130% of the target number of shares of Company Stock subject to such Company PSUs, and for Company PSUs eligible to to be earned based on our performance for our 2022 fiscal year or 2023 fiscal year, based on the target number of shares of Company Stock subject to awards of Company PSUs.

	Number of Unvested Management Incentive Units	Total Consideration for Unvested Management Incentive Units(1)	Number of Shares Underlying Unvested Company RSUs(2)	Total Consideration for Unvested Company RSUs(1)	Number of Shares Underlying Unvested Company PSUs(2)	Total Consideration for Unvested Company PSUs (1)	Aggregate Consideration for Unvested Management Incentive Units and Company Awards(1)
Peter Leav	702,924	$16,069,756	1,579,380	$48,132,984	543,311	$16,557,883	$80,760,623
Venkat Bhamidipati	550,000	$12,681,350	736,619	$19,152,094	0	$0	$31,833,444
Ashish Agarwal	118,396	$2,615,166	321,420	$8,356,920	83,003	$2,158,078	$13,130,164
Gagandeep Singh	0	$0	1,143,118	$29,721,068	0	$0	$29,721,068
Sohaib Abbasi	0	$0	18,135	$471,510	0	$0	$471,510
Mary Cranston	0	$0	18,135	$471,510	0	$0	$471,510
Tim Millikin	0	$0	0	$0	0	$0	$0
Kathy Willard	0	$0	18,135	$471,510	0	$0	$471,510
John Winkelried	0	$0	0	$0	0	$0	$0
Jeff Woolard	0	$0	0	$0	0	$0	$0
Gunther Bright	0	$0	7,575	$196,950	0	$0	$196,950
Emily Rollins	0	$0	6,878	$178,828	0	$0	$178,828

(1)

Inclusive of deferred cash payments payable in respect of Peter Leav’s Company RSU and Company PSU awards. No former executive officers hold unvested Management Incentive Units, unvested Company RSUs, or unvested Company PSUs.

(2)

Company RSUs and Company PSUs held by our executive officers that are not vested as of the Effective Time (after giving effect to any accelerated vesting) will be converted into Cash Awards as described above.

Peter Leav Employment Agreement

McAfee has entered into an employment agreement with Peter Leav, which provides for severance benefits if his employment is terminated in certain circumstances and provides for certain change in control benefits.

Under the terms of Peter Leav’s employment agreement, if McAfee terminates Peter Leav’s employment without cause (as defined in the employment agreement) or if Peter Leav resigns for good reason (as defined in the employment agreement), in either case, within two years following a change in control, Peter Leav would be entitled to (i) two times the sum of his then-current annual base salary and target bonus opportunity, payable over a 24-month period; (ii) any earned but unpaid annual bonus related to the completed fiscal year preceding the fiscal year in which termination of employment occurs, payable in accordance with regular payroll practices; (iii) an annual bonus for the year in which the termination date occurs, with payment based on actual performance during the year of termination, pro-rated to reflect the number of days during the bonus year in which Peter Leav was employed by McAfee, payable in accordance with regular payroll practices; and (iv) provided that Peter Leav timely elects to receive continuation coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”), a COBRA subsidy that, on an after-tax basis, is equal to the employer-paid portion of the premium equivalent for active employees who elect the same type of medical, dental and vision coverage during the 24-month period that follows Peter Leav’s termination of employment (or, if earlier, the time at which Peter Leav becomes eligible for group health coverage from another employer), payable on a monthly basis during such period.

For an estimate of the value of the severance payments described above that would be payable to Peter Leav upon a qualifying termination on December 14, 2021, see “—Quantification of Payments and Benefits to McAfee’s Executive Officers” below.

Executive Severance Agreements

Pursuant to the terms of the Severance Agreements, if an executive officer (other than Peter Leav) experiences a Qualifying Termination, the executive officer is entitled to receive severance in an amount equal to the sum of (i) one and one-half (1.5) times the sum of the executive officer’s then-current base salary and target annual bonus opportunity, payable in a lump sum, (ii) a prorated annual bonus, based on actual performance for the year in which the termination occurs, payable at the time McAfee typically pays annual bonuses to senior executives of McAfee and its affiliates generally, (iii) if the executive officer elects continuation coverage under our health plan, a monthly amount equal to the employer portion of the monthly premiums paid under McAfee’s group health plans (as of the date of the executive officer’s termination of employment) for up to 18 months, and (iv) full acceleration of unvested time-based equity awards and full acceleration of performance-based equity awards granted after the initial public offering based on the greater of target performance and actual performance through the termination date.

In addition, if the severance payments and benefits provided under any employment agreement, offer letter, or prior severance agreement with an executive, as applicable, is greater than the payments and benefits payable under the executive’s Severance Agreement, the executive will continue to be entitled to the excess payments and benefits.

For an estimate of the value of the severance payments described above that would be payable to the executive officers upon a Qualifying Termination on December 14, 2021, see “—Quantification of Payments and Benefits to McAfee’s Executive Officers” below.

Letter Agreement with Ashish Agarwal

Under Ashish Agarwal’s letter agreement with McAfee, Ashish is entitled to a change-in-control bonus equal to $250,000 if Ashish remains employed as of the date of the Merger.

Indemnification and Insurance

Pursuant to the terms of the Merger Agreement, McAfee’s directors and executive officers will be entitled to certain ongoing indemnification from Parent and the Surviving Corporation and coverage for a period of six (6) years following the effective time under directors’ and officers’ liability insurance policies from the Surviving Corporation. This indemnification and insurance coverage is further described in the section captioned “Proposal 1: Adoption of the Merger Agreement—Indemnification and Insurance.”

Quantification of Payments and Benefits to McAfee’s Named Executive Officers

The table below sets forth the amount of payments and benefits that each of McAfee’s named executive officers would receive in connection with the Merger, assuming (i) that the Merger were consummated and each such named executive officer experienced a Qualifying Termination on December 14, 2021 (which is the assumed date solely for purposes of this golden parachute compensation disclosure); (ii) a per share price of the Company Stock of $26.00; (iii) that each named executive officer’s base salary rate and annual target bonus opportunity remain unchanged from those in effect as of the date of this proxy statement; and (iv) none of the named executive officers’ equity awards that are outstanding as of December 14, 2021 vest or are forfeited, and none of the named executive officers are granted additional equity awards, in each case prior to the date of the executive’s termination. In addition, these amounts do not attempt to forecast any additional awards, grants, or forfeitures that may occur prior to the Effective Time or any awards that, by their terms, vest irrespective of the Merger prior to December 14, 2021. As a result of the foregoing assumptions, which may or may not actually occur or be accurate on the relevant date, including the assumptions described in the footnotes to the table, the actual amounts, if any, to be received by an executive officer may differ materially from the amounts set forth below.

For purposes of this discussion, “single-trigger” refers to benefits that arise as a result of the completion of the Merger and “double -trigger” refers to benefits that require two conditions, which are the completion of the Merger and a qualifying termination.

Golden Parachute Compensation

Name	Cash ($)		Equity ($)(1)	Pension /NQDC ($)	Perquisites /Benefits ($)	Tax Reimbursement ($)	Other ($)	Total ($)
Peter Leav	$4,923,576	(2)	$80,760,623	$0	$0	$0	$0	$85,684,199
Venkat Bhamidipati	$2,175,110	(3)	$31,833,444	$0	$0	$0	$0	$34,008,554
Ashish Agarwal	$1,363,481	(4)	$13,130,164	$0	$0	$0	$0	$14,493,645

(1)

Equity Award Treatment. This amount includes the full “single-trigger” accelerated vesting of the unvested Management Incentive Units of OpCo LLC and the unvested Company RSUs and Company PSUs held by Peter Leav, the full “single-trigger” accelerated vesting of the unvested Management Incentive Units of OpCo LLC and unvested Company RSUs held by Venkat Bhamidipati, in each case, inclusive of any deferred cash amounts associated with such awards. With respect to Ashish Agarwal, this amount includes $3,282,541 in “single-trigger” Company Awards held by Ashish Agarwal pursuant to the Special Vesting Opportunity, and $9,847,623 “double-trigger” accelerated vesting of Company Awards that will be converted into Cash Awards as described above.

(2)	Reflects the “double-trigger” cash severance amounts that Peter Leav is entitled to under the terms of his employment agreement, as described above.

(3)	Reflects the “double-trigger” cash severance amounts that Venkat Bhamidipati is entitled to under the terms of his Severance Agreement, as described above.
(4)

Reflects the “double-trigger” cash severance amounts that Ashish Agarwal is entitled to under the terms of his Severance Agreement and the “single-trigger” change in control bonus that Ashish Agarwal is entitled to under the terms of his letter agreement, in each case, as described above.

Financing of the Merger

We anticipate that the total amount of funds necessary to complete the Merger and the related transactions, and to pay the fees and expenses required to be paid at the Closing by Parent and Merger Subsidiary under the Merger Agreement, will be approximately $14 billion. This amount includes funds needed to: (1) pay Merger Consideration in respect of the Company Stock (other than Excluded Shares and certain Company Restricted Shares), (2) make payments in respect of our vested and outstanding Company Awards payable in connection with the Closing, and (3) make payments of all indebtedness outstanding under the Credit Agreement (collectively, the “Required Amounts”).

TopCo, Parent and Merger Subsidiary have obtained committed financing consisting of (i) equity to be provided by the Equity Financing Sources pursuant to the terms of the Equity Commitment Letters, (ii) debt financing to be provided pursuant to the Debt Commitment Letter by the lenders party thereto and (iii) preferred equity financing to be provided pursuant to the Preferred Equity Commitment Letter. In connection with the Merger Agreement, Parent and Merger Subsidiary have delivered to McAfee copies of the Commitment Letters. Notwithstanding anything in the Merger Agreement to the contrary, in no event shall the receipt or availability of any funds or financing (including the financing contemplated by the Commitment Letters) by or to Parent or any of its affiliates or any other financing transaction be a condition to any of the obligations of Parent or Merger Subsidiary under the Merger Agreement.

Equity Financing

Pursuant to the Equity Commitment Letters, and subject to the terms and conditions thereof, the Equity Financing Sources have committed to capitalize Parent at the Closing with an aggregate equity contribution equal to $5.2 billion for the purpose of funding the Required Amounts. The obligations of each Equity Financing Source to provide the equity financing under the Equity Commitment Letters are subject to a number of conditions, including, but not limited to: (i) satisfaction in full, or waiver by Parent in writing of each the conditions to the obligations of Parent to consummate the transactions set forth in Sections 9.01 and 9.02 of the Merger Agreement (other than those conditions that by their terms or nature are to be satisfied at the Closing of the Merger; provided, that those other conditions are satisfied or waived at the Closing), (ii) the substantially concurrent consummation of the Merger in accordance with the terms of the Merger Agreement, and (iii) the Debt/Preferred Equity Financing (or any alternative thereto in accordance with the Merger Agreement), if applicable, (A) has been funded or (B) would be funded if the Closing were to occur. We refer to the equity financing described in the preceding sentence as the “Equity Financing.”

The obligation of the Equity Financing Sources to fund the equity commitment will automatically and immediately terminate upon the earliest to occur of: (i) the consummation of the closing of the Merger, (ii) the valid termination of the Merger Agreement in accordance with its terms, (iii) the full satisfaction of any final judgment against Parent in any action that includes an award of damages or the payment of any amount due in connection with the Fee Funding Agreements, (iv) the commencement by McAfee of any lawsuit or other legal processing asserting any claim against any Equity Financing Source or any of the Investor Parties (as defined in the Equity Commitment Letters) under, in respect of, or relating to, the Merger Agreement, the Fee Funding Agreements, the Confidentiality Agreement (as defined below) or the Equity Commitment Letters or the transactions contemplated thereby, subject to certain exceptions for permitted claims, and (v) each Equity Financing Source contributing to Parent cash in immediately available funds in an aggregate amount equal to its equity commitment set forth in the applicable Equity Commitment Letter. As used in this proxy statement, the term “Confidentiality Agreement” means collectively, (i) that certain letter agreement between Advent and McAfee dated February 5, 2021, (ii) that certain letter agreement between Crosspoint Capital Partners L.P. and McAfee dated June 3, 2021, (iii) that certain letter agreement between Permira and McAfee dated May 23, 2021 and (iv) that certain letter agreement between Canada Pension Plan Investment Board and McAfee dated June 2, 2021.

McAfee is an express third-party beneficiary of the Equity Commitment Letters solely with respect to enforcing Parent’s right to cause the commitments under the Equity Commitment Letters by each Equity Financing Source to be funded to Parent in accordance with the Equity Commitment Letters, and to cause Parent to enforce its rights against each Equity Financing Source to perform its funding obligations under the applicable Equity Commitment Letter, in each case subject to (i) the limitations and conditions set forth in each applicable Equity Commitment Letter and (ii) the terms and conditions of the Merger Agreement.

Debt Financing

The Debt Commitment Letter provides that the lenders party thereto will provide, upon the terms and subject to the conditions set forth in the Debt Commitment Letter, in the aggregate up to $9.98 billion in debt financing (not all of which is expected to be drawn at the closing of the Merger), consisting of the following:

•	$6.66 billion senior secured first lien term loan facility;

•	$1 billion senior secured first lien revolving credit facility; and

•	$2.32 billion senior unsecured bridge facility (which may be replaced with senior notes issued through a Rule 144A or other private placement).

We refer to the debt financing described above as the “Debt Financing.” The proceeds of the Debt Financing will be used (i) to effect the Merger and related transactions on the Closing Date, (ii) for working capital, capital expenditures and other general corporate purposes and (iii) to pay fees and expenses related to the Merger and related transactions.

The obligations of the lenders party to the Debt Commitment Letter to provide the Debt Financing under the Debt Commitment Letter are subject to a number of customary conditions, including, but not limited to (as applicable):

•	the absence of a Material Adverse Effect since November 5, 2021;

•

the consummation of the Merger in accordance with the Merger Agreement (without giving effect to any amendment or waiver that would be materially adverse to the interests of the lenders in their capacity as such without the consent of the commitment parties);

•

subject to certain limitations and exceptions, the accuracy in all material respects as of the closing of the Merger of certain specified representations and warranties in the Merger Agreement and certain specified representations and warranties in the loan documents;

•	the Equity Financing shall have occurred or, substantially concurrently with the initial funding of the Debt Financing, shall occur; and

•

solely with respect to the senior unsecured bridge facility, Parent and Merger Subsidiary shall have used commercially reasonable efforts to provide a marketing period (the “Debt Commitment Letter Marketing Period”) of at least 12 consecutive business days (subject to certain blackout dates) following receipt of certain required financial information regarding McAfee.

As of the date hereof, definitive documentation governing the Debt Financing contemplated by the Debt Commitment Letter has not been finalized and, accordingly, the actual terms of the Debt Financing may differ from those described in this proxy statement.

Preferred Equity Financing

The Preferred Equity Commitment Letter provides that the purchasers party thereto will provide, upon the terms and subject to the conditions set forth in the Preferred Equity Commitment Letter, in the aggregate up to $800 million in preferred equity financing.

We refer to the preferred equity financing described above as the “Preferred Equity Financing”, and together with the Debt Financing, the “Debt/Preferred Equity Financing”. The proceeds of the Preferred Equity Financing will be used (i) to effect the Merger and related transactions on the Closing Date, (ii) for working capital, capital expenditures and other general corporate purposes and (iii) to pay fees and expenses related to the Merger and related transactions.

The obligations of the purchasers party to the Preferred Equity Commitment Letter to provide the Preferred Equity Financing under the Preferred Equity Commitment Letter are subject to a number of customary conditions, including, but not limited to (as applicable):

•	the absence of a Material Adverse Effect since November 5, 2021;

•

the consummation of the Merger in accordance with the Merger Agreement (without giving effect to any amendment or waiver that would be materially adverse to the interests of the lenders in their capacity as such without the consent of the commitment parties);

•

subject to certain limitations and exceptions, the accuracy in all material respects as of the closing of the Merger of certain specified representations and warranties in the Merger Agreement and certain specified representations and warranties in the loan documents; and

•	the Equity Financing and the Debt Financing shall have occurred or, substantially concurrently with the initial funding of the Preferred Equity Financing, shall occur.

As of the date hereof, definitive documentation governing the Preferred Equity Financing contemplated by the Preferred Equity Commitment Letter has not been finalized and, accordingly, the actual terms of the Preferred Equity Financing may differ from those described in this proxy statement.

Fee Funding Agreements

Pursuant to the Fee Funding Agreements, subject to the terms and conditions contained therein, each Fee Funding Source has agreed to guarantee a portion of the payment of: (1) the aggregate amount of the Parent Termination Fee (as defined under the caption “The Merger—Termination Fee”) solely if and when payable by Parent pursuant to the Merger Agreement; (2) certain enforcement expenses solely if and when payable by Parent in connection with certain legal proceedings and defaults under the Merger Agreement; and (3) certain reimbursement obligations solely if and when payable by Parent pursuant to the indemnification obligations to McAfee and its representatives in connection with the Debt Financing. We refer to the obligations set forth in the preceding sentence as the “Guaranteed Obligations.” The obligations of the Fee Funding Sources under the respective Fee Funding Agreements are subject to an aggregate cap equal to $600,030,000.

Subject to specified exceptions, each of the Fee Funding Agreements will terminate automatically and immediately upon the earliest of:

•	the closing of the Merger, if the closing of the Merger occurs, and all amounts owed by Parent at the closing of the Merger pursuant to the Merger Agreement are duly paid; and

•

120 days following the termination of the Merger Agreement if McAfee has not made a claim in writing for payment of any Guaranteed Obligation to Parent by such date, subject to certain exceptions as set forth in the Fee Funding Agreements.

Closing and Effective Time

The closing of the Merger will take place at 7:00 a.m., California time, as soon as possible, but in any event no later than the third (3rd) business day after the satisfaction or waiver of all conditions to closing of the Merger (as described under the caption, “Proposal 1: Adoption of the Merger Agreement—Conditions to the Closing of the Merger”), other than conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions; provided that if a specified marketing period (being the first period of fifteen (15) business days following the later of (i) the date on which Parent has been provided the required financial information regarding McAfee required by the Debt Commitment Letter and (ii) the date on which certain closing conditions set forth in Merger Agreement are satisfied, subject to certain exceptions set forth in the Merger Agreement) has not ended as of such date, the closing of the Merger shall instead occur on the earlier of (i) a date during the marketing period specified by Parent in writing to McAfee on no fewer than two (2) business days’ notice and (ii) the third (3rd) business day immediately following the last day of the marketing period, in each case, subject to the satisfaction or waiver of conditions to closing of the Merger, other than conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions.

Appraisal Rights

If the Merger is consummated, McAfee Stockholders who continuously hold shares of Company Stock through the Effective Time, who do not vote in favor of the adoption of the Merger Agreement, who properly demand appraisal of their shares, and who otherwise comply with the statutory requirements of Section 262 of the DGCL (“Section 262”) will be entitled to seek appraisal of their shares in connection with the Merger under Section 262. The following discussion is not a complete statement of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262, which is attached to this proxy statement as Annex E and incorporated herein by reference. The following summary does not constitute any legal or other advice and does not constitute a recommendation that McAfee Stockholders exercise their appraisal rights under Section 262. All references in Section 262 and in this summary to a “stockholder,” “holder of shares of Company Stock” or “McAfee Stockholder” are to the record holder of shares of Company Stock unless otherwise expressly noted herein. Only a holder of record of shares of Company Stock is entitled to demand appraisal of the shares registered in that holder’s name. A person having a beneficial interest in shares of Company Stock held of record in the name of another person, such as a bank, broker, fiduciary (such as a trustee, guardian or custodian), depositary or other nominee, must act promptly to cause the record holder to follow the steps summarized below properly and in a timely manner to perfect appraisal rights. If you hold your shares of Company Stock through a bank, broker, fiduciary, depositary or other nominee and you wish to exercise appraisal rights, you should consult with your bank, broker or the other nominee.

Under Section 262, if the Merger is completed, holders of shares of Company Stock who: (i) submit a written demand for appraisal of their shares; (ii) do not vote in favor of the adoption of the Merger Agreement; (iii) continuously are the record holders of such shares through the Effective Time; and (iv) otherwise exactly follow the procedures set forth in Section 262 may be entitled to have their shares appraised by the Delaware Court of Chancery and to receive payment in cash of the “fair value” of the shares of Company Stock, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with interest to be paid on the amount determined to be fair value, if any, as determined by the court. However, after an appraisal petition has been filed, Section 262 provides that the Delaware Court of Chancery will dismiss appraisal proceedings as to all McAfee Stockholders who have asserted appraisal rights unless (a) the total number of shares for which appraisal rights have been pursued and perfected exceeds 1% of the outstanding shares of Company Stock as measured in accordance with subsection (g) of Section 262; or (b) the value of the aggregate Per Share Consideration in respect of the shares of Company Stock for which appraisal rights have been pursued and perfected exceeds $1 million (conditions (a) and (b) referred to as the “ownership thresholds”). Unless the Delaware Court of Chancery, in its discretion, determines otherwise for good cause shown, interest on an appraisal award will accrue and compound quarterly from the Effective Time through the date the judgment is paid at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during such period. However, at any time before the Delaware Court of Chancery enters judgment in the appraisal proceedings, the Surviving Corporation may voluntarily pay to each McAfee Stockholder entitled to appraisal an amount in cash pursuant to subsection (h) of Section 262, in which case such interest will accrue after the time of such payment only on an amount that equals the difference, if any, between the amount so paid and the “fair value” of the shares as determined by the Delaware Court of Chancery, in addition to any interest accrued prior to the time of such voluntary cash payment, unless paid at such time. The Surviving Corporation is under no obligation to make such voluntary cash payment prior to such entry of judgment.

Under Section 262, where a merger is to be submitted for approval at a meeting of stockholders, such as the Special Meeting, the corporation, not less than 20 days prior to the meeting, must notify each of its stockholders who was such on the record date for notice of such meeting with respect to shares for which appraisal rights are available that appraisal rights are available and include in the notice a copy of Section 262. This proxy statement constitutes McAfee’s notice to McAfee Stockholders that appraisal rights are available in connection with the Merger, and the full text of Section 262 is attached to this proxy statement as Annex E. In connection with the Merger, any holder of shares of Company Stock who wishes to exercise appraisal rights, or who wishes to preserve such holder’s right to do so, should review this discussion and Annex E carefully. Failure to strictly comply with the requirements of Section 262 in a timely and proper manner may result in the loss of appraisal rights under the DGCL. A McAfee Stockholder who loses his, her or its appraisal rights will be entitled to receive the Per Share Consideration described in the Merger Agreement. Moreover, because of the complexity of the procedures for exercising the right to seek appraisal of shares of Company Stock, McAfee believes that if a McAfee Stockholder considers exercising such rights, that McAfee Stockholder should seek the advice of legal counsel.

McAfee Stockholders wishing to exercise the right to seek an appraisal of their shares of Company Stock must do ALL of the following:

•	the McAfee Stockholder must not vote in favor of the proposal to adopt the Merger Agreement;

•	the McAfee Stockholder must deliver to McAfee a written demand for appraisal before the vote by the McAfee Stockholders on the Merger Agreement at the Special Meeting;

•

the McAfee Stockholder must continuously hold the shares of Company Stock from the date of making the demand through the Effective Time (a stockholder will lose appraisal rights if the stockholder transfers the shares before the Effective Time); and

•

the McAfee Stockholder (or any person who is the beneficial owner of shares of Company Stock held either in a voting trust or by a nominee on behalf of such person) or the Surviving Corporation must file a petition in the Delaware Court of Chancery requesting a determination of the fair value of the shares within 120 days after the Effective Time. The Surviving Corporation is under no obligation to file any petition and has no intention of doing so.

In addition, one of the ownership thresholds articulated in Section 262(g) must be met.

Because a proxy that does not contain voting instructions will, unless revoked, be voted in favor of the adoption of the Merger Agreement, a McAfee Stockholder who votes by proxy and who wishes to exercise appraisal rights must vote against the adoption of the Merger Agreement, abstain or not vote the shares.

Filing Written Demand

Any holder of shares of Company Stock wishing to exercise appraisal rights must deliver to McAfee, before the vote on the adoption of the Merger Agreement at the Special Meeting at which the proposal to adopt the Merger Agreement will be submitted to McAfee Stockholders, a written demand for the appraisal of the McAfee Stockholder’s shares, and that McAfee Stockholder must not vote or submit a proxy in favor of the adoption of the Merger Agreement. A holder of shares of Company Stock exercising appraisal rights must hold of record the shares on the date the written demand for appraisal is made and must continue to hold the shares of record through the Effective Time. A proxy that is submitted and does not contain voting instructions will, unless revoked, be voted in favor of the adoption of the Merger Agreement, and it will constitute a waiver of the McAfee Stockholder’s appraisal rights. Therefore, a McAfee Stockholder who submits a proxy and who wishes to exercise appraisal rights must submit a proxy containing instructions to vote against the adoption of the Merger Agreement or abstain from voting, or otherwise fail to vote, on the adoption of the Merger Agreement. Neither voting against the adoption of the Merger Agreement nor abstaining from voting or failing to vote on the proposal to adopt the Merger Agreement will, in and of itself, constitute a written demand for appraisal satisfying the requirements of Section 262. The written demand for appraisal must be in addition to and separate from any proxy or vote on the adoption of the Merger Agreement. A proxy or vote against the adoption of the Merger Agreement will not constitute a demand. A McAfee Stockholder’s failure to make the written demand prior to the taking of the vote of McAfee Stockholders on the adoption of the Merger Agreement at the Special Meeting will constitute a waiver of appraisal rights.

Only a holder of record of shares of Company Stock is entitled to demand appraisal rights for the shares registered in that holder’s name. A demand for appraisal in respect of shares of Company Stock must be executed by or on behalf of the holder of record, and must reasonably inform McAfee of the identity of the holder and state that the person intends thereby to demand appraisal of the holder’s shares in connection with the Merger. If the shares are owned of record in a fiduciary or representative capacity, such as by a trustee, guardian or custodian, such demand must be executed by or on behalf of the record owner, and if the shares are owned of record by more than one (1) person, as in a joint tenancy and tenancy in common, the demand must be executed by or on behalf of all joint owners. An authorized agent, including an authorized agent for two (2) or more joint owners, may execute a demand for appraisal on behalf of a holder of record; however, the agent must identify the record owner or owners and expressly disclose that, in executing the demand, the agent is acting as agent for the record owner or owners.

MCAFEE STOCKHOLDERS WHO HOLD THEIR SHARES IN BROKERAGE OR BANK ACCOUNTS OR OTHER NOMINEE FORMS AND WHO WISH TO EXERCISE APPRAISAL RIGHTS SHOULD CONSULT WITH THEIR BANK, BROKER OR OTHER NOMINEES, AS APPLICABLE, TO DETERMINE THE APPROPRIATE PROCEDURES FOR THE BANK, BROKER OR OTHER NOMINEE TO MAKE A DEMAND FOR APPRAISAL OF THOSE SHARES. A PERSON HAVING A BENEFICIAL INTEREST IN SHARES HELD OF RECORD IN THE NAME OF ANOTHER PERSON, SUCH AS A BANK, BROKER OR OTHER NOMINEE, MUST ACT PROMPTLY TO CAUSE THE RECORD HOLDER TO FOLLOW PROPERLY AND IN A TIMELY MANNER THE STEPS NECESSARY TO PERFECT APPRAISAL RIGHTS.

All demands for appraisal pursuant to Section 262 should be in writing and should be mailed or delivered to:

McAfee Corp.

Attention: Senior Vice President and Chief Legal Officer

6220 America Center Drive

San Jose, CA 95002

with a copy to:

Ropes & Gray LLP

1900 University Avenue

East Palo Alto, CA 94303

Attention: Paul S. Scrivano, Esq.

At any time within 60 days after the Effective Time, any holder of shares of Company Stock who has delivered a written demand to McAfee and who has not commenced an appraisal proceeding or joined that proceeding as a named party may withdraw his, her or its demand for appraisal and accept the Per Share Consideration offered pursuant to the Merger Agreement by delivering to McAfee a written withdrawal of the demand for appraisal. However, any such attempt to withdraw the demand made more than 60 days after the Effective Time shall require written approval of the Surviving Corporation. No appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any McAfee Stockholder without the approval of the Delaware Court of Chancery, and such approval may be conditioned upon such terms as the Delaware Court of Chancery deems just; provided, however, that this provision shall not affect the right of any McAfee Stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such McAfee Stockholder’s demand for appraisal and to accept the Per Share Consideration within 60 days after the Effective Time.

Notice by the Surviving Corporation

If the Merger is completed, within 10 days after the Effective Time, the Surviving Corporation will notify each holder of shares of Company Stock who has properly made a written demand for appraisal pursuant to Section 262, and who has not voted in favor of the adoption of the Merger Agreement, that the Merger has become effective and the effective date thereof.

Filing a Petition for Appraisal

Within 120 days after the Effective Time, but not thereafter, the Surviving Corporation or any holder of shares of Company Stock who has complied with Section 262 and is entitled to seek appraisal under Section 262 (including for this purpose any beneficial owner of shares of Company Stock held either in a voting trust or by a nominee on behalf of such person) may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery, with a copy served on the Surviving Corporation in the case of a petition filed by a McAfee Stockholder (or beneficial owner), demanding a determination of the fair value of the shares held by all dissenting McAfee Stockholders entitled to appraisal. The Surviving Corporation is under no obligation, and has no present intention, to file a petition, and McAfee Stockholders should not assume that the Surviving Corporation will file a petition or initiate any negotiations with respect to the fair value of the shares of Company Stock. Accordingly, any holders of shares of Company Stock who desire to have their shares appraised should initiate all necessary action to perfect their appraisal rights in respect of their shares of Company Stock within the time and in the manner prescribed in Section 262. The failure of a holder of Company Stock to file such a petition within the period specified in Section 262 could nullify the McAfee Stockholder’s previous written demand for appraisal.

Within 120 days after the Effective Time, any holder of shares of Company Stock who has complied with the requirements of Section 262 and who is entitled to appraisal rights thereunder will be entitled, upon written request, to receive from the Surviving Corporation a statement setting forth the aggregate number of shares of Company Stock not voted in favor of the adoption of the Merger Agreement and with respect to which McAfee has received demands for appraisal, and the aggregate number of holders of such shares. The Surviving Corporation must mail such statement to the requesting McAfee Stockholder within 10 days after receipt by the Surviving Corporation of the written request for such a statement or within 10 days after the expiration of the period for delivery of demands for appraisal, whichever is later. A beneficial owner of shares of Company Stock held either in a voting trust or by a nominee on behalf of such person may, in such person’s own name, file a petition seeking appraisal or request from the Surviving Corporation the statement described in the two previous sentences. As noted above, however, the demand for appraisal can only be made by a McAfee Stockholder of record.

If a petition for an appraisal is duly filed by a holder of shares of Company Stock or a beneficial owner and a copy thereof is served upon the Surviving Corporation, the Surviving Corporation will then be obligated within 20 days after such service to file with the Delaware Register in Chancery a duly verified list containing the names and addresses of all McAfee Stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached. Upon the filing of any such petition, the Delaware Court of Chancery may order that notice of the time and place fixed for the hearing on the petition be mailed to the Surviving Corporation and all of the McAfee Stockholders shown on such verified list at the addresses stated therein. Such notice will also be published at least one (1) week before the day of the hearing in a newspaper of general circulation published in the City of Wilmington, Delaware, or in another publication determined by the Delaware Court of Chancery. The costs of these notices are borne by the Surviving Corporation. After notice to McAfee Stockholders as required by the court, the Delaware Court of Chancery is empowered to conduct a hearing on the petition to determine those McAfee Stockholders who have complied with Section 262 and who have become entitled to appraisal rights thereunder. The Delaware Court of Chancery may require the McAfee Stockholders who demanded appraisal of their shares to submit their stock certificates (if any) to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings and, if any McAfee Stockholder fails to comply with that direction, the Delaware Court of Chancery may dismiss that McAfee Stockholder from the proceedings. The Delaware Court of Chancery will dismiss appraisal proceedings as to all McAfee Stockholders who assert appraisal rights unless one of the ownership thresholds is met.

Determination of Fair Value

After determining the holders of Company Stock entitled to appraisal and that at least one of the ownership thresholds described above has been satisfied as to McAfee Stockholders seeking appraisal rights, the appraisal proceeding will be conducted in accordance with the rules of the Delaware Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding, the Delaware Court of Chancery will determine the “fair value” of the shares of Company Stock, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with interest, if any, to be paid upon the amount determined to be the fair value (subject, in the case of interest payments, to any voluntary cash payments made by the surviving corporation pursuant to subsection (h) of Section 262 that have the effect of limiting the sum on which interest accrues as described below). In determining fair value, the Delaware Court of Chancery will take into account all relevant factors. Unless the court in its discretion determines otherwise for good cause shown, interest from the Effective Time through the date of payment of the judgment will be compounded quarterly and will accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the Effective Time and the date of payment of the judgment. However, at any time before the Delaware Court of Chancery enters judgment in the appraisal proceedings, the Surviving Corporation may pay to each McAfee Stockholder entitled to appraisal an amount in cash, in which case such interest will accrue after the time of such payment only on an amount that equals the difference, if any, between the amount so paid and the “fair value” of the shares as determined by the Delaware Court of Chancery, in addition to any interest accrued prior to the time of such voluntary payment, unless paid at such time.

In Weinberger v. UOP, Inc., the Supreme Court of Delaware discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered, and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company.” The Delaware Supreme Court stated that, in making this determination of fair value, the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts that could be ascertained as of the date of the Merger that throw any light on future prospects of the merged corporation. Section 262 provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation of the Merger.” In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation.

In Weinberger, the Supreme Court of Delaware also stated that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the Merger and not the product of speculation, may be considered.”

McAfee Stockholders considering seeking appraisal should be aware that the fair value of their shares as so determined by the Delaware Court of Chancery could be more than, the same as or less than the consideration they would receive pursuant to the Merger if they did not seek appraisal of their shares and that an opinion of an investment banking firm as to the fairness from a financial point of view of the consideration payable in a merger is not an opinion as to, and does not in any manner address, fair value under Section 262. No representation is made as to the outcome of the appraisal of fair value as determined by the Delaware Court of Chancery, and McAfee Stockholders should recognize that such an appraisal could result in a determination of a value higher or lower than, or the same as, the Per Share Consideration. Neither McAfee nor Parent anticipates offering more than the Per Share Consideration to any McAfee Stockholder exercising appraisal rights, and each of McAfee and Parent reserves the rights to make a voluntary cash payment pursuant to subsection (h) of Section 262 and to assert, in any appraisal proceeding, that for purposes of Section 262, the “fair value” of a share of Company Stock is less than the Per Share Consideration. If a petition for appraisal is not timely filed, or if neither of the ownership thresholds described above has been satisfied as to McAfee Stockholders seeking appraisal rights, then the right to an appraisal will cease. The costs of the appraisal proceedings (which do not include attorneys’ fees or the fees and expenses of experts) may be determined by the Delaware Court of Chancery and charged upon the parties as the Delaware Court of Chancery deems equitable under the circumstances. Upon application of a McAfee Stockholder, the Delaware Court of Chancery may also order that all or a portion of the expenses incurred by a McAfee Stockholder in connection with an appraisal proceeding, including, without limitation, reasonable attorneys’ fees and the fees and expenses of experts, be charged pro rata against the value of all the shares entitled to be appraised. In the absence of such determination or assessment, each party bears its own expenses.

If any McAfee Stockholder who demands appraisal of his, her or its shares of Company Stock under Section 262 fails to perfect, or loses or successfully withdraws, such holder’s right to appraisal, the McAfee Stockholder’s shares of Company Stock will be deemed to have been converted at the Effective Time into the right to receive the Per Share Consideration, without interest. A McAfee Stockholder will fail to perfect, or effectively lose or withdraw, the holder’s right to appraisal if no petition for appraisal is filed within 120 days after the Effective Time, if neither of the ownership thresholds described above is met or if the McAfee Stockholder properly delivers to the Surviving Corporation a written withdrawal of the holder’s demand for appraisal and an acceptance of the Per Share Consideration in accordance with Section 262.

From and after the Effective Time, no McAfee Stockholder who has demanded appraisal rights will be entitled to vote such shares of Company Stock for any purpose or to receive payment of dividends or other distributions on the stock, except dividends or other distributions on the holder’s shares of Company Stock, if any, payable to McAfee Stockholders as of a time prior to the Effective Time. If no petition for an appraisal is filed, if neither of the ownership thresholds described above is met, or if the McAfee Stockholder delivers to the Surviving Corporation a written withdrawal of the demand for an appraisal and an acceptance of the Merger, either within 60 days after the Effective Time or thereafter with the written approval of the Surviving Corporation, then the right of such McAfee Stockholder to an appraisal will cease. Once a petition for appraisal is filed with the Delaware Court of Chancery, however, the appraisal proceeding may not be dismissed as to any McAfee Stockholder without the approval of the court, and such approval may be conditioned upon such terms as the court deems just; provided, however, that the foregoing shall not affect the right of any McAfee Stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such McAfee Stockholder’s demand for appraisal and to accept the terms offered upon the Merger within 60 days after the Effective Time.

Failure to comply strictly with all of the procedures set forth in Section 262 may result in the loss of a McAfee Stockholder’s statutory appraisal rights. Consequently, any McAfee Stockholder wishing to exercise appraisal rights is encouraged to consult legal counsel before attempting to exercise those rights.

Accounting Treatment

The Merger will be accounted for as a “purchase transaction” for financial accounting purposes.

Material U.S. Federal Income Tax Consequences of the Merger

The following discussion is a summary of certain material U.S. federal income tax consequences of the Merger that may be relevant to U.S. Holders and Non-U.S. Holders (each as defined below) of shares of Class A Common Stock whose shares are converted into the right to receive cash pursuant to the Merger. This discussion is limited to McAfee Stockholders who hold their shares of Class A Common Stock as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment purposes). This discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations promulgated under the Code, rulings and other published positions of the Internal Revenue Service (the “IRS”) and judicial decisions, all as in effect on the date of this proxy statement and all of which are subject to change or differing interpretations at any time, possibly with retroactive effect. Any such change or differing interpretation could affect the accuracy of the statements and conclusions set forth in this discussion. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax considerations described in this discussion. No advance ruling has been or will be sought from the IRS regarding any matter discussed below.

This discussion is for general information purposes only and does not purport to be a complete analysis of all of the U.S. federal income tax considerations that may be relevant to particular holders in light of their particular facts and circumstances, or to McAfee Stockholders subject to special rules under the U.S. federal income tax laws, including, for example, but not limited to:

•	banks and other financial institutions;

•	mutual funds;

•	insurance companies;

•	brokers or dealers in securities, currencies or commodities;

•	dealers or traders in securities subject to a mark-to-market method of accounting with respect to shares of Class A Common Stock (by vote or value);

•	regulated investment companies and real estate investment trusts;

•	retirement plans, individual retirement and other deferred accounts;

•	tax-exempt organizations, governmental agencies, instrumentalities or other governmental organizations and pension funds;

•	holders that are holding shares of Class A Common Stock as part of a “straddle,” hedge, constructive sale, or other integrated transaction or conversion transaction or similar transactions;

•	U.S. Holders (as defined below) whose functional currency is not the U.S. dollar;

•

Partnerships, other entities classified as partnerships for U.S. federal income tax purposes, “S corporations,” or any other pass-through entities for U.S. federal income tax purposes (or investors in such entities);

•	expatriated entities subject to Section 7874 of the Code;

•	holders that are required to accelerate the recognition of any item of gross income as a result of such income being recognized on an “applicable financial statement”;

•	persons subject to the alternative minimum tax;

•	U.S. expatriates and former citizens or long-term residents of the United States;

•	except as noted below, holders that own or have owned (directly, indirectly or constructively) five percent or more of Class A Common Stock (by vote or value);

•	grantor trusts;

•	controlled foreign corporations, passive foreign investment companies, and corporations that accumulate earnings to avoid U.S. federal income tax;

•	holders that received their shares of Class A Common Stock in a compensatory transaction, through a tax qualified retirement plan or pursuant to the exercise of options or warrants;

•	holders that own a direct or indirect equity interest in Parent following the Merger;

•	holders that hold their Class A Common Stock through a bank, financial institution or other entity, or a branch thereof, located, organized or resident outside the United States; and

•	holders that do not vote in favor of the Merger and that properly demand appraisal of their shares under Section 262 of the DGCL.

This discussion does not address any U.S. federal tax considerations other than those pertaining to the income tax (such as estate, gift or other non-income tax consequences) or any state, local or foreign income or non-income tax considerations. In addition, this discussion does not address any considerations arising under the Medicare contribution tax or any considerations in respect of any withholding required pursuant to the Foreign Account Tax Compliance Act of 2010 (including the Treasury Regulations promulgated thereunder and intergovernmental agreements entered into in connection therewith and any laws, regulations or practices adopted in connection with any such agreement). This summary does not describe any tax consequences relating to the Exchange and Redemption.

If a partnership (including an entity or arrangement, domestic or non-U.S., treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of shares of Class A Common Stock, the U.S. federal income tax treatment of a partner in such partnership generally will depend upon the status of the partner, the activities of the partner and the partnership and certain determinations made at the partner level. Accordingly, partners in partnerships holding shares of Class A Common Stock should consult their tax advisors as to the particular tax consequences to them of the Merger.

THE U.S. FEDERAL INCOME TAX TREATMENT OF THE TRANSACTIONS DISCUSSED HEREIN TO ANY PARTICULAR MCAFEE STOCKHOLDER WILL DEPEND ON THE STOCKHOLDER’S PARTICULAR TAX CIRCUMSTANCES. WE URGE YOU TO CONSULT YOUR TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO YOU IN CONNECTION WITH THE MERGER IN LIGHT OF YOUR OWN PARTICULAR CIRCUMSTANCES, INCLUDING U.S. FEDERAL, STATE, LOCAL AND NON-U.S. INCOME AND OTHER TAX CONSEQUENCES.

U.S. Holders

This section applies to “U.S. Holders.” For purposes of this discussion, a “U.S. Holder” means a beneficial owner of shares of Class A Common Stock that is for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•

a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•

a trust, if (i) a court within the United States is able to exercise primary supervision over the administration of such trust and one (1) or more “United States persons” (within the meaning of the Code) have the authority to control all substantial decisions of the trust or (ii) the trust validly elected to be treated as a United States person for U.S. federal income tax purposes.

The receipt of cash by a U.S. Holder in exchange for shares of Class A Common Stock pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes. In general, a U.S. Holder will recognize capital gain or loss in an amount equal to the difference, if any, between the amount of cash received and the U.S. Holder’s adjusted tax basis in the shares of Class A Common Stock surrendered pursuant to the Merger. A U.S. Holder’s adjusted tax basis generally will equal the amount that such U.S. Holder paid for the shares of Class A Common Stock. A U.S. Holder’s gain or loss on the disposition of shares of Class A Common Stock generally will be characterized as capital gain or loss. Any such gain or loss will be long-term capital gain or loss if such U.S. Holder’s holding period in such shares is more than one (1) year at the time of the completion of the Merger. A preferential tax rate on capital gain generally will apply to long-term capital gain of a non-corporate U.S. Holder (including individuals). The deductibility of capital losses is subject to limitations. U.S. Holders who hold different blocks of Class A Common Stock (shares of Class A Common Stock purchased or acquired on different dates or at different prices) should consult their tax advisor to determine how the above rules apply to them.

Non-U.S. Holders

This section applies to “Non-U.S. Holders.” For purposes of this discussion, a “Non-U.S. Holder” means a beneficial owner of Class A Common Stock that is neither a U.S. Holder nor an entity or arrangement treated as a partnership for U.S. federal income tax purposes.

Subject to the discussion of backup withholding below, a Non-U.S. Holder generally will not be subject to U.S. federal income or withholding tax in respect of gain recognized in connection with the Merger, unless:

•

the gain is effectively connected with a trade or business of such Non-U.S. Holder in the United States (and, if required by an applicable income tax treaty, is attributable to a permanent establishment or fixed base maintained by such Non-U.S. Holder in the United States), in which case such gain generally will be subject to U.S. federal income tax at rates generally applicable to U.S. persons, and, if the Non-U.S. Holder is a corporation, such gain may also be subject to the branch profits tax at a rate of 30% (or a lower rate under an applicable income tax treaty);

•

such Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year of disposition of shares of Class A Common Stock pursuant to the Merger, and certain other specified conditions are met, in which case such gain will be subject to U.S. federal income tax at a rate of 30% (or a lower rate under an applicable income tax treaty), which gain may be offset by certain U.S. source capital losses of such Non-U.S. Holder, provided the Non-U.S. Holder has timely filed U.S. federal income tax returns with respect to such losses; or

•

shares of Class A Common Stock constitute a United States real property interest (a “USRPI”) by reason of the Company’s status as a “United States real property holding corporation” for U.S. federal income tax purposes (“USRPHC”) at any time during the shorter of the five- year period preceding the effective date of the Merger or such Non-U.S. Holder’s holding period with respect to the applicable shares of Class A Common Stock (the “Relevant Period”) and, if shares of our common stock are regularly traded on an established securities market (within the meaning of Section 897(c)(3) of the Code), such Non-U.S. Holder owns (directly, indirectly or constructively) more than 5% of our common stock at any time during the Relevant Period, in which case such gain will be subject to U.S. federal income tax at rates generally applicable to U.S. persons (as described in the first bullet point above), except that the branch profits tax will not apply. Generally, a corporation is a USRPHC if the fair market value of its USRPIs equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests plus its other assets used or held for use in a trade or business. For this purpose, USRPIs generally include land, improvements and associated personal property. Although there can be no assurances in this regard, we believe that we are not, and have not been, a USRPHC at any time during the five-year period preceding the Merger. Non-U.S. Holders are encouraged to consult their own tax advisors regarding the possible consequences to them if we are a USRPHC.

Information Reporting and Backup Withholding

Generally, information reporting requirements may apply in connection with payments made to U.S. Holders or Non-U.S. Holders in connection with the Merger.

Backup withholding of tax (currently, at a rate of 24%) generally will apply to the proceeds received by a U.S. Holder pursuant to the Merger, unless the U.S. Holder provides the applicable withholding agent with a properly completed and executed IRS Form W-9 providing such U.S. Holder’s correct taxpayer identification number and certifying that such holder is not subject to backup withholding, or otherwise establishes an exemption, and otherwise complies with the backup withholding rules. Backup withholding of tax may also apply to the proceeds received by a Non-U.S. Holder pursuant to the Merger, unless the Non-U.S. Holder provides the applicable withholding agent with a properly completed and executed IRS Form W-8BEN or IRS Form W-8BEN-E (or other applicable IRS Form W-8), attesting to such Non-U.S. Holder’s status as a non-U.S. person and otherwise complies with applicable certification requirements.

Backup withholding is not an additional tax. The amount of any backup withholding from a payment to a U.S. Holder or Non-U.S. Holder generally will be allowed as a credit against such holder’s U.S. federal income tax liability, if any, and may entitle such holder to a refund, provided that the required information is timely furnished to the IRS.

THE DISCUSSION ABOVE IS BASED ON CURRENT LAW. LEGISLATIVE, ADMINISTRATIVE OR JUDICIAL CHANGES OR INTERPRETATIONS, WHICH CAN APPLY RETROACTIVELY, COULD AFFECT THE ACCURACY OF THE STATEMENTS SET FORTH THEREIN. THIS DISCUSSION IS FOR GENERAL INFORMATION PURPOSES ONLY. IT DOES NOT ADDRESS TAX CONSIDERATIONS THAT MAY VARY WITH, OR ARE CONTINGENT ON, YOUR INDIVIDUAL CIRCUMSTANCES OR THE APPLICATION OF ANY U.S. NON-INCOME TAX LAWS OR THE LAWS OF ANY STATE, LOCAL OR NON-U.S. JURISDICTION AND HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING SUCH MATTERS AND THE TAX CONSEQUENCES OF THE MERGER TO THEM IN LIGHT OF THEIR PARTICULAR CIRCUMSTANCES.

Regulatory Approvals Required for the Merger

General

McAfee and Parent have agreed to cooperate with each other and use their reasonable best efforts to take all action necessary to comply with all applicable regulatory notification requirements, and, subject to certain limitations, to obtain regulatory approvals required to consummate the Merger and the other transactions contemplated by the Merger Agreement. These approvals include approval under the HSR Act, CFIUS Approval, the submission to DDTC of any required notifications under Section 122.4(b) of ITAR, and certain other applicable antitrust and foreign direct investment laws (whether domestic or foreign).

HSR Act and U.S. Antitrust Matters

Under the HSR Act and the rules promulgated thereunder, the Merger may not be completed until McAfee and Parent each files a Notification and Report Form with the Antitrust Division of the U.S. Department of Justice (“DOJ”) and the Federal Trade Commission (“FTC”), and the applicable waiting period has expired or been terminated. A transaction notifiable under the HSR Act may not be completed until the expiration of a 30-calendar-day waiting period following the parties’ filings of their respective HSR Act notification and report forms. If the FTC or DOJ issues a request for additional information and documents (which we refer to as the “Second Request”) prior to the expiration of the initial waiting period, the parties must observe a second 30-day waiting period, which would begin to run only after both parties have substantially complied with the Second Request, unless the waiting period is terminated earlier or the parties otherwise agree to extend the waiting period.

McAfee and Parent each filed a Notification and Report Form with respect to the Merger with the FTC and DOJ on November 19, 2021. The applicable waiting period under the HSR Act expired on December 20, 2021.

At any time before or after consummation of the Merger, notwithstanding the termination or expiration of the waiting period under the HSR Act, the FTC or the DOJ could take such action under the antitrust laws as it deems necessary or desirable in the public interest, including seeking to enjoin the completion of the Merger, seeking divestiture of substantial assets of the parties, or requiring the parties to license or hold separate assets or terminate existing relationships and contractual rights. At any time before or after the completion of the Merger, any state could take such action under the antitrust laws as it deems necessary or desirable in the public interest. Such action could include seeking to enjoin the completion of the Merger or seeking divestiture of substantial assets of the parties. Private parties may also seek to take legal action under the antitrust laws under certain circumstances. We cannot be certain that a challenge to the Merger will not be made or that, if a challenge is made, we will prevail.

Other Regulatory Approvals

Under the Merger Agreement, the Merger cannot be completed until the parties receive CFIUS Approval. McAfee and Parent submitted the Draft CFIUS Notice to CFIUS with respect to the Merger and the other transactions contemplated by the Merger Agreement on December 1, 2021. [CFIUS confirmed on [●] that it had no further comments or inquiries related to the Draft CFIUS Notice on [●], and accordingly McAfee and Parent submitted a joint voluntary notice to CFIUS with respect to the Merger and the other transactions contemplated by the Merger Agreement on [●]].

Under the Merger Agreement, the Merger cannot be completed until at least 60 days have elapsed since McAfee submitted the notification to the DDTC pursuant to Section 122.4(b) of ITAR. McAfee submitted the notification to DDTC on November 20, 2021.

Additionally, the Merger is also subject to the filing or submission of, or obtaining of, certain necessary notices, clearances, approvals, waivers or consents by the antitrust and other regulatory authorities in other jurisdictions, including the Anti-Monopoly Law of China 2007 and SAMR Interim Provisions on the Review of Concentration of Undertakings of 2020 (The People’s Republic of China), Council Regulation (EC) No. 139/2004 on the control of concentrations between undertakings (European Union), Swiss Federal Act on Cartels and Other Restrictions of Competition of 1995, as amended, and Ordinance of the Control of Concentrations of Undertakings 1996, as amended (Switzerland), Turkish Law on Protection of Competition No. 4054, as amended, and Communiqué No. 2010/4 on Mergers and Acquisitions Requiring the Approval of Competition Board (Turkey), Articles L. 151-1 et seq. and R. 151-1 et seq. of the French Monetary and Financial Code as per last amendment on 31 December 2019 (Décret no 2019-1590) (France), Italian Law Decree No. 21 of 15 March 2012, also referred to as the Law on Golden Powers or Golden Powers Regulation (GPR), as per last amendment on 8 April 2020 (Decree No 23 of April 8, 2020) (Italy), Spanish Act on the legal regime of capital movements and economic transactions abroad (the Act 19/2003) as per last amendment on 24 June 2021 (Royal Decree Law 12/2021) (Spain), and UK National Security and Investment Act 2021 (United Kingdom). The Merger cannot be completed until McAfee and Parent obtain clearance to consummate the Merger or the applicable waiting periods have expired or been terminated in such jurisdictions. McAfee and Parent, in consultation and cooperation with each other, made antitrust or other filings with the authorities of such jurisdictions.

PROPOSAL 1: ADOPTION OF THE MERGER AGREEMENT

The following summary describes the material provisions of the Merger Agreement. The descriptions of the Merger Agreement in this summary and elsewhere in this proxy statement are not complete and are qualified in their entirety by reference to the Merger Agreement, a copy of which is attached to this proxy statement as Annex A and incorporated into this proxy statement by reference. You should carefully read and consider the entire Merger Agreement, which is the legal document that governs the Merger, because this summary may not contain all the information about the Merger Agreement that is important to you. The rights and obligations of the parties are governed by the express terms of the Merger Agreement and not by this summary or any other information contained in this proxy statement.

The representations, warranties, covenants and agreements described below and included in the Merger Agreement (i) were made only for purposes of the Merger Agreement and as of specific dates; (ii) were made solely for the benefit of the parties to the Merger Agreement; and (iii) may be subject to important qualifications, limitations and supplemental information agreed to by McAfee, Parent and Merger Subsidiary in connection with negotiating the terms of the Merger Agreement. In addition, the representations and warranties have been included in the Merger Agreement for the purpose of allocating contractual risk among McAfee, Parent and Merger Subsidiary rather than to establish matters as facts, and may be subject to standards of materiality applicable to such parties that differ from those applicable to investors. McAfee Stockholders are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties, covenants and agreements or any descriptions thereof as characterizations of the actual state of, acts or condition of McAfee, Parent or Merger Subsidiary or any of their respective affiliates or businesses. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement. In addition, you should not rely on the covenants in the Merger Agreement as actual limitations on the respective businesses of McAfee, Parent and Merger Subsidiary, because the parties may take certain actions that are either expressly permitted in the confidential disclosure letter to the Merger Agreement or as otherwise consented to by the appropriate party, which consent may be given without prior notice to the public. The Merger Agreement is described below, and included as Annex A, only to provide you with information regarding its terms and conditions, and not to provide any other factual information regarding McAfee, Parent, Merger Subsidiary or their respective businesses. Accordingly, the representations, warranties, covenants and other agreements in the Merger Agreement should not be read alone, and you should read the information provided elsewhere in this document and in our filings with the SEC regarding McAfee and our business.

Effects of the Merger; Directors and Officers; Certificate of Incorporation; Bylaws

The Merger Agreement provides that, subject to the terms and conditions of the Merger Agreement, and in accordance with the DGCL, at the Effective Time (as defined in the section of this proxy statement captioned “—Closing and Effective Time”): (i) Merger Subsidiary will be merged with and into McAfee, with McAfee becoming a wholly owned subsidiary of Parent; (ii) the separate corporate existence of Merger Subsidiary will thereupon cease; and (iii) McAfee will continue as the Surviving Corporation.

At the Effective Time, the initial directors of the Surviving Corporation will be the directors of Merger Subsidiary as of immediately prior to the Effective Time, each to hold office in accordance with the certificate of incorporation and bylaws of the Surviving Corporation until their respective successors are duly elected or appointed and qualified in accordance with applicable law. At the Effective Time, the initial officers of the Surviving Corporation will be the officers of McAfee as of immediately prior to the Effective Time, each to hold office in accordance with the certificate of incorporation and bylaws of the Surviving Corporation until their respective successors are duly appointed and qualified in accordance with applicable law. At the Effective Time, the certificate of incorporation of the Surviving Corporation will remain the certificate of incorporation of McAfee as in effect immediately prior to the Effective Time, until thereafter amended as provided therein or by applicable law, and the bylaws of the Surviving Corporation will remain the bylaws of McAfee as in effect immediately prior to the Effective Time, until thereafter amended as provided therein or in the certificate of incorporation of the Surviving Corporation or by applicable law.

Closing and Effective Time

The Closing will take place at 7:00 a.m., California time, as soon as possible, but in any event no later than the third (3rd) business day following the satisfaction or waiver of all conditions to closing of the Merger (described below under the caption, “—Conditions to the Closing of the Merger”) (other than those conditions to be satisfied at the closing of the Merger) or such other time or on such other date or at such other place as agreed to by Parent and McAfee. However, if a specified marketing period (being the first period of fifteen (15) business days following the later of (i) the date on which Parent has been provided the required financial information regarding McAfee required by the Debt Commitment Letter and (ii) the date on which certain closing conditions set forth in the Merger Agreement are satisfied, subject to certain exceptions set forth in the Merger Agreement), has not ended at the time of the satisfaction or waiver of all conditions to closing of the Merger (other than those conditions to be satisfied at the closing of the Merger), the closing of the Merger will then occur on the date that is the earlier of (i) any day during such marketing period specified by Parent to McAfee on no less than two (2) business days’ notice to McAfee and (ii) the third (3rd) business day immediately following the final day of such marketing period, in each case subject to the satisfaction or waiver of all conditions to closing of the Merger (other than those conditions to be satisfied at the closing of the Merger).

On the Closing Date, the parties will file a certificate of merger with the Secretary of State for the State of Delaware as provided under the DGCL. The time at which the Merger will become effective will occur at the Effective Time.

Merger Consideration

Company Stock

At the Effective Time, by virtue of the Merger and without any action required by any McAfee Stockholder or any other person, each share of Company Stock (including, for the avoidance of doubt, each share of Class A Common Stock resulting from the exchange of vested Management Incentive Units, Class A Units and Class B Common Stock for Class A Common Stock in accordance with the OpCo LLC Agreement) (other than Company Restricted Shares that will be converted into Cash Awards and Excluded Shares, which include, for example, shares of Company Stock owned by McAfee Stockholders who have properly and validly exercised and not withdrawn their statutory rights of appraisal under Section 262 of the DGCL) outstanding as of immediately prior to the Effective Time will be canceled and extinguished, and automatically converted into the right to receive the Per Share Consideration, without interest and less any applicable withholding taxes.

Treatment of Company Equity Awards

Pursuant to the Merger Agreement, immediately prior to the Effective Time:

•

Each in-the-money Company Stock Option that is outstanding and vested (including each Company Stock Option that accelerates and becomes vested by its terms in connection with the Merger) will be canceled and converted into the right to receive, without interest, an amount in cash determined by multiplying the excess of the Per Share Consideration over the exercise price of the Company Stock Option by the number of shares of Company Stock subject to such option as of immediately prior to the Effective Time. Each option to purchase Company Stock that is not in-the-money (whether or not vested) shall be canceled for no consideration.

•

Each Company RSU and Company PSU that is outstanding and vested as of the Effective Time (including each Company RSU and each Company PSU that accelerates and becomes vested by its terms in connection with the Merger) will be canceled and converted into the right to receive, without interest, an amount in cash equal to the number of shares of Company Stock subject to the vested Company RSU or Company PSU award as of immediately prior to the Effective Time multiplied by the Per Share Consideration.

•	Each Company Cash Right will be assumed, honored, or continued in accordance with its terms.

•

Each Company Award that is then outstanding and not vested (other than options to purchase Company Stock that are not in-the-money) will be converted into a Cash Award, which will remain subject to the same time vesting terms and conditions that apply immediately prior to the Effective Time, will be paid out on the next payroll date following the applicable vesting date, so long as the applicable portion becomes vested prior to the applicable holder’s termination of service. Each Cash Award will be subject to vesting, payment and other conditions that are no less favorable to each such holder than those that applied to the corresponding Company Award immediately prior to the consummation of the Merger. Each Cash Award will provide each applicable holder with the opportunity to be paid an amount in cash equal to:

•

with respect to each Cash Award deriving from an in-the-money Company Stock Option that is not vested, (i) the excess of the Per Share Consideration over the option exercise price of such in-the-money Company Stock Option multiplied by (ii) the number of shares of Company Stock subject to such in-the-money Company Stock Option as of immediately prior to the closing; and

•

with respect to each Company Award deriving from a Company Restricted Share, Company RSU, or Company PSU that is not vested (i) the number of shares of Company Stock subject to such Company Restricted Shares, Company RSU, or Company PSU as of immediately prior to the closing multiplied by (ii) the Per Share Consideration; provided, that (A) in the case of a Company PSU that is not vested and that has an applicable one-year performance period that ends on or ended prior to the closing, for purposes of determining the number of shares of Company Stock subject to such Company PSU to be converted into a Cash Award, such Company PSU shall be deemed earned based on the actual performance of McAfee during such performance period, and (B) in the case of a Company PSU that is not vested and that has an applicable one-year performance period that ends after the closing, for purposes of determining the number of shares of Company Stock subject to such Company PSU to be converted into a Cash Award, the number of shares of Company Stock subject to such Company PSU shall be determined as though such performance conditions were satisfied at the applicable target levels.

Following the execution of the Merger Agreement, McAfee and the purchasing parties further agreed that, in connection with the closing of the transactions contemplated by the Merger Agreement and generally subject to an applicable individual’s continued employment or other service to McAfee and its affiliates through the time that is immediately prior to the closing (except as described below), the following Special Vesting Opportunity will apply effective as of immediately prior to the closing:

•

each individual whose employment or other service to the Company and its affiliates commenced prior to January 1, 2021 will become vested in an additional number of then outstanding unvested Company Awards having an aggregate dollar value (determined based on the amount payable in respect of such outstanding Company Awards pursuant to the Merger Agreement and without regard to vesting conditions) equal to the excess, if any, of (i) 25% of the combined total value associated with such individual’s then-outstanding unvested Company Awards (other than any Company Awards granted after the execution of the Merger Agreement) and then outstanding unvested Management Incentive Units of OpCo LLC over (ii) the total value associated with such individual’s then-outstanding unvested Company Awards and then-outstanding unvested Management Incentive Units of OpCo LLC, in each case, that will vest or otherwise accelerate by their terms or the terms of the Merger Agreement in connection with the consummation of the Merger; and

•

each individual whose employment or other service to the Company and its affiliates commenced on or after January 1, 2021 but before November 1, 2021 will become vested in an additional number of then-outstanding unvested Company Awards (determined based on the amount payable in respect of such outstanding Company Awards implied by the Merger Agreement and without regard to vesting conditions) equal to the excess, if any, of (i) 12.5% of the combined total value associated with such individual’s then-outstanding unvested Company Awards (other than any Company Awards granted after the execution of the Merger Agreement) over (ii) the total value associated with such individual’s then-outstanding unvested Company Awards that will otherwise accelerate by their terms or the terms of the Merger Agreement in connection with the consummation of the Merger.

The Special Vesting Opportunity will not apply with respect to any employee or other service provider that remains employed by, or is providing services to, McAfee or any of its affiliates as of immediately prior to the Closing if, as of the time of the Closing, the service provider’s employment or other service is scheduled to transfer to an affiliate of the buyer of McAfee’s Enterprise business unit (i.e., because of a delayed transfer of subsidiaries in certain non-U.S. jurisdictions) pursuant to the divestiture transaction that closed on July 27, 2021. To the extent that any Company Awards vest pursuant to the dollar value of the Special Vesting Opportunity, (i) the dollar value of the applicable holder’s Cash Awards received in exchange for Company Awards that do not vest in connection with the Closing Date will be reduced on a dollar-for-dollar basis by the dollar value of the Special Vesting Opportunity to such employee or other service provider, with the offset being applied in reverse chronological order (i.e., starting with the amount payable on the latest vesting date after the Closing Date and, to the extent necessary, proceeding to the next latest vesting date, etc.), (ii) such vesting will be deemed to take place immediately prior to the Closing for all purposes of the Merger Agreement, and (iii) such Company Awards so impacted by the Special Vesting Opportunity will become vested pursuant to the Merger Agreement as of immediately prior to the Closing. For the avoidance of doubt, no Company Awards will vest and accelerate with respect to the Special Vesting Opportunity if the holder would have already become vested as of the Closing in respect of at least 25% or 12.5%, as applicable, of the combined total dollar value of his or her then-outstanding unvested Company Awards (other than any Company Awards granted after the execution of the Merger Agreement) and then-outstanding unvested Management Incentive Units of OpCo LLC pursuant to the terms thereof or the terms of the Merger Agreement.

The Merger Agreement contemplates that McAfee may request Parent’s consent (which consent may not be unreasonably withheld, conditioned or delayed) to the vesting of Company Awards held by current or former employees and service providers prior to the Effective Time that would otherwise not vest in accordance with their terms or the Special Vesting Opportunity described above.

Treatment of Vested Management Incentive Units and Class A Units

Immediately prior to the Effective Time, the Board of Directors shall take all actions so that all Management Incentive Units of OpCo LLC shall be vested in full and (i) McAfee will require each holder of vested Management Incentive Units, each holder of Class A Units of OpCo LLC and each holder of Class B Common Stock to effect the Exchange and Redemption and (ii) each share of Class B Common Stock, if any, will automatically be canceled immediately upon the consummation of the Exchange and Redemption, such that no shares of Class B Common Stock remain outstanding immediately prior to the Effective Time.

Exchange and Payment Procedures

Prior to the Effective Time, Parent will appoint a U.S. bank or trust company, reasonably acceptable to McAfee (the “Paying Agent”), and enter into a paying agent agreement with the Paying Agent for the purpose of acting as agent in exchanging for the applicable portion of the Merger Consideration (A) certificates representing shares of Company Stock (the “Certificates”) or (B) uncertificated shares of Company Stock (the “Uncertificated Shares”). At or prior to the Effective Time, Parent will deposit (or cause to be deposited) with the Paying Agent cash in an amount sufficient to pay the Merger Consideration in respect of each share of Company Stock (other than Excluded Shares and certain Company Restricted Shares that will be converted into Cash Awards) outstanding immediately prior to the Effective Time.

Promptly following the Effective Time (and in no event later than two (2) business days after the Effective Time), McAfee will send, or will cause the Paying Agent to send, to each holder of record of shares of Company Stock (other than certain Company Restricted Shares that will be converted into Cash Awards and Excluded Shares, which include, for example, shares of Company Stock owned by McAfee Stockholders who have properly and validly exercised and not withdrawn their statutory rights of appraisal under Section 262 of the DGCL) (as of immediately following the Exchange and Redemption and immediately prior to the Effective Time) a letter of transmittal in a form that was reasonably acceptable to McAfee and instructions (which will specify that the delivery will be effected, and risk of loss and title will pass, only upon proper delivery of the Certificates or receipt of an “agent’s message”, as applicable) for use in the exchange of such shares of Company Stock for such holder’s applicable portion of the Merger Consideration; provided, that if any holder of record of shares of (x) Company Stock or (y) Class A Units and Management Incentive Units of OpCo LLC (together, the “OpCo Units”) requests in writing to McAfee (at least five (5) business days prior to the Closing) to receive such letter of transmittal and instructions in advance of the Effective Time, McAfee will send, or will cause the Paying Agent to send, to each such requesting holder such letter of transmittal and instructions. The amount of any Per Share Consideration paid to McAfee Stockholders may be reduced by any applicable withholding taxes.

Upon receipt of the letter of transmittal properly completed by the applicable holder and the surrender of the certificate representing shares of Company Stock to the Paying Agent or receipt of an ‘agent’s message’ by the Paying Agent or other evidence of transfer in the case of a book-entry transfer of Uncertificated Shares, in accordance with the terms of such letter of transmittal, the holder of such certificate or book-entry shares will be entitled to receive the Per Share Consideration for each such share.

In the event that any certificate representing shares of Company Stock has been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such certificate to be lost, stolen or destroyed and, if required by the Surviving Corporation or the Paying Agent, the posting by such person of a bond in such reasonable amount as the Surviving Corporation or the Paying Agent may direct, as indemnity against any claim that may be made with respect to such certificate, the Paying Agent will issue, in exchange for the lost, stolen or destroyed certificate, the applicable portion of the Merger Consideration to be paid in respect of the shares of Company Stock represented by such certificate.

If any portion of the Merger Consideration is to be paid to a person other than the person in whose name the surrendered Certificate is registered, it shall be a condition to such payment that (i) either such Certificate is properly endorsed or otherwise in proper form for transfer and (ii) the person requesting such payment shall pay to the Paying Agent any transfer or other taxes or fees required as a result of such payment to a person other than the registered holder of such Certificate or establish to the satisfaction of the Paying Agent that such tax has been paid or is not payable. Payment of the applicable portion of the Merger Consideration in respect of Uncertificated Shares will only be made to the person in whose name such Uncertificated Shares are registered as of immediately following the Exchange and Redemption and immediately prior to the Effective Time.

No interest will be paid or accrued for the benefits of any holders of Company Stock entitled to a portion of the Merger Consideration. Any portion of the funds deposited with the Paying Agent for payment to the holders of shares of Company Stock that remains unclaimed by the holders of Company Stock immediately prior to such time when such amounts would otherwise escheat to or become property of any governmental authority shall become, to the extent permitted by applicable law, the property of Parent free and clear of any claims or interest of any person previously entitled thereto.

Parent and the Surviving Corporation will not be liable to any holder of shares of Company Stock for any amounts properly paid to a public official pursuant to applicable abandoned property, escheat or similar laws.

Withholding

Each of the Paying Agent, Merger Subsidiary, the Surviving Corporation and Parent are entitled to deduct and withhold from the consideration and any other payments otherwise payable pursuant to the Merger Agreement to any person such amounts as they are required to deduct and withhold with respect to the making of such payment under any provision of federal, state, local or foreign tax law. To the extent that any amounts are withheld and properly paid to the appropriate taxing authority, such amounts will be treated as having been paid to the person in respect of which such deduction and withholding was made.

Representations and Warranties

The Merger Agreement contains representations and warranties of McAfee, Parent and Merger Subsidiary.

Some of the representations and warranties in the Merger Agreement made by McAfee are qualified as to “materiality,” “Material Adverse Effect” or “Material Adverse Effect on the Company.” For purposes of the Merger Agreement, “Material Adverse Effect” or “Material Adverse Effect on the Company” means, with respect to McAfee, any event, change, fact, condition, circumstance or occurrence that, when considered either individually or in the aggregate together with all other adverse events, changes, facts, conditions, circumstances or occurrences, has had, or would reasonably be expected to have, a material adverse effect on (i) the financial condition, business or results of operations of the McAfee Group, taken as a whole, or (ii) the ability of McAfee to consummate the Merger, provided that with respect to clause (ii), that the taking of any action specifically required to be taken, or the failure to take any action specifically prohibited, by the Merger Agreement will not be taken into account in determining whether or not there has been a Material Adverse Effect; and provided further that, for purposes of clause (i) above, no effects, events, changes, facts, conditions, circumstances or occurrences with respect to the following matters (either alone or in combination) will be deemed to be or constitute a Material Adverse Effect on the Company or will be taken into account when determining whether a Material Adverse Effect on the Company has occurred or would reasonably be expected to occur:

•

the execution and delivery of the Merger Agreement or the other Transaction Documents, the consummation of the transactions contemplated thereby, or the announcement of any of the foregoing, the identity of Parent and any of its affiliates, or the taking of any action specifically required to be taken (other than the requirement that McAfee and its subsidiaries use reasonable best efforts to operate in the ordinary course), or the failure to take any action specifically prohibited by the Merger Agreement, including, in each case, their impact on relationships with customers (including governmental customers), suppliers, distributors, resellers, distribution partners (including retailers and e-commerce retailers and mobile or ISP network providers), ecosystem partners, channel partners (including OEMs) or employees or others having relationships with McAfee or its subsidiaries;

•	any communication by Parent or its affiliates regarding plans or intentions with respect to McAfee or any of its subsidiaries;

•

changes in global, foreign, national or regional economic, financial, regulatory or geopolitical conditions or events in general, in each case, in the United States or elsewhere in the world, or any escalation or worsening of any of the foregoing, or any action taken by any governmental authority in response to any of the foregoing;

•	changes in the equity, credit, debt, financial, currency or capital markets or changes in interest or exchange rates, in each case, in the United States or elsewhere in the world;

•	anti-dumping actions, international tariffs, trade policies or disputes or any “trade war” or similar actions;

•

changes in (i) applicable law, (ii) regulations affecting McAfee or any of its subsidiaries or any of its customers, suppliers, vendors, distribution partners (including retailers or e-commerce retailers and mobile or ISP network providers), ecosystem partners or channel partners (including OEMs), (iii) GAAP, or (iv) any authoritative interpretation of any of the foregoing;

•

any hurricane, tornado, tsunami, flood, volcanic eruption, earthquake, nuclear incident, foreign or domestic social protest or social unrest (whether or not violent), weather conditions, power outages or electrical black-outs, wild fires or other natural or man-made disaster or similar force majeure events;

•	changes in general in any industry or any market in which McAfee or any of its subsidiaries operate or changes in the general business or economic conditions affecting any such industry or market;

•

any (a) geopolitical conditions, military conflict or actions, outbreak of hostilities, acts of war (whether or not declared), acts of foreign or domestic terrorism, rebellion or insurrection (such rebellion or insurrection being against any governmental authority), acts of espionage, or escalation or general worsening of any of the foregoing or (b) acts of cyberterrorism or internet- or cyber-attacks (including by means of the use of mal-ware, malicious code or computer, network or system hacking) by or sponsored by a governmental authority or group of cyber criminals or hackers, or cyber espionage, or escalation or general worsening of any of the foregoing (but excluding for purposes of this clause (b) the performance of any of McAfee’s or any of its subsidiaries’ products in connection with any of the foregoing);

•

epidemics, pandemics, other outbreaks of infectious disease (including in each of the foregoing, COVID-19), including in each case any quarantine restrictions (including any shelter in place, stay at home or similar orders or guidelines of any governmental authority or the World Health Organization), or any escalation or worsening of any of the foregoing or any action, applicable law, pronouncement or guideline taken or promulgated by any governmental authority or the World Health Organization in response to any of the foregoing (including certain measures related to COVID-19);

•

any computer hacking, data breaches, ransom-ware affecting or impacting, or outage of or termination by a web hosting platform providing services to, McAfee or any of its subsidiaries or their respective businesses (but excluding in all circumstances the performance of any of McAfee’s or any of its subsidiaries’ products in connection with any of the foregoing);

•

taking of any action specifically required to be taken, at the written request or with the written consent of, Parent or any of its affiliates in compliance with the Merger Agreement (other than the requirement that McAfee and its subsidiaries use reasonable best efforts to operate in the ordinary course);

•

any failure by McAfee or any of its subsidiaries to meet internal or published projections, forecasts or estimates of McAfee or any of its subsidiaries (provided, however, that the underlying causes of such failure may, to the extent applicable and not otherwise excluded by the other exceptions in this definition, be considered in determining whether there has been a Material Adverse Effect);

•

any change in the price or trading volume of shares of Class A Common Stock or any other publicly traded securities of McAfee (provided, however, that the underlying causes of such change may, to the extent applicable and not otherwise excluded by the other exceptions in this definition, be considered in determining whether there has been a Material Adverse Effect);

•	any reduction in the credit rating of the United States; or

•

any litigation brought by current or former McAfee Stockholders (on their own behalf or on behalf of McAfee), whether under Delaware law or any applicable law, or other litigation, in the case of each of the foregoing in this bullet to the extent in respect of the Merger Agreement or the transactions contemplated thereby;

except, with respect to bullets 3-11 and 15 above, to the extent that such change, event, effect, fact, condition, occurrence or circumstance has had a disproportionately adverse effect on the McAfee Group relative to other persons or entities engaged in the same industry, in which case only the incremental disproportionate adverse effect may be taken into account in determining whether there has occurred a Material Adverse Effect on the Company (and then only to the extent such incremental disproportionate adverse effect is not excluded by the other exceptions in this definition).

In the Merger Agreement, McAfee has made customary representations and warranties to Parent and Merger Subsidiary that are subject, in some cases, to specified exceptions and qualifications contained in the Merger Agreement. These representations and warranties relate to, among other things:

•	due organization, valid existence, good standing and authority and qualification to conduct business with respect to McAfee;

•	the organizational documents of McAfee;

•	McAfee’s corporate power and authority to enter into and perform the Merger Agreement, the enforceability of the Merger Agreement;

•	the necessary vote of McAfee Stockholders in connection with the Merger Agreement;

•	the necessary approval of the Board of Directors;

•

the absence of any actions or filings necessary to execute, deliver and perform the Merger Agreement and consummate the transactions contemplated thereby (other than the filing of the certificate of merger, compliance with requirements under the HSR Act, compliance with applicable securities and exchange laws, the filing of the CFIUS Notice, any required filings or notifications to the DDTC required under Section 122.4 of ITAR and any actions or filings the absence of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on McAfee);

•

the absence of any conflict, violation or material alteration of any organizational documents, material contracts, applicable laws to McAfee or the resulting creation of any lien upon McAfee’s assets due to the performance of the Merger Agreement;

•	the capital structure of McAfee;

•	the absence of any undisclosed exchangeable security, option, warrant or other right convertible into Company Stock;

•	the absence of any voting agreement, voting trusts, stockholders agreements, proxies or other contracts with respect to any securities of McAfee;

•	the subsidiaries of McAfee;

•	the accuracy and required filings of McAfee’s SEC filings and consolidated financial statements;

•	the consolidated financial statements of McAfee;

•	the truth and accuracy of the information included in this proxy statement;

•	the absence of certain changes or events;

•	the absence of certain liabilities;

•	compliance with certain laws, orders and permits by McAfee and its subsidiaries;

•	litigation and regulatory matters;

•	certain real property owned or leased by McAfee or its subsidiaries;

•	trademarks, patents, copyrights and other intellectual property matters;

•	tax matters;

•	employee benefit plans;

•	labor and employment matters;

•	insurance matters;

•	environmental matters;

•	the existence and enforceability of specified categories of McAfee’s material contracts, and any notices with respect to termination or intent not to renew those material contracts therefrom;

•	major channel partners and major suppliers;

•	McAfee’s compliance with certain anti-corruption laws;

•	brokers’ and finders’ fees and other expenses payable in connection with the Merger Agreement;

•	the rendering of Goldman Sachs & Co. LLC’s opinion to McAfee;

•	the inapplicability of anti-takeover statutes to the Merger; and

•	information systems, privacy and data security.

In the Merger Agreement, Parent and Merger Subsidiary have made customary representations and warranties to McAfee that are subject, in some cases, to specified exceptions and qualifications contained in the Merger Agreement. These representations and warranties relate to, among other things:

•	the incorporation, good standing and qualification of Parent and Merger Subsidiary;

•	the corporate power and authority to execute, deliver and perform the Merger Agreement and to consummate the transactions contemplated by the Merger Agreement;

•	required consents and regulatory filings in connection with the Merger Agreement;

•	no breach of organizational documents, law or other agreements as a result of the Merger;

•	the truth and accuracy of information included in this proxy statement;

•	litigation and regulatory matters;

•	matters related to the Financing and the availability of funds for Parent and Merger Subsidiary to satisfy all of their obligations under the Merger Agreement;

•

the absence of any contracts or commitments with any directors, officers and employees of McAfee or that relate to voting for the Merger or any Superior Proposal or that provide for different consideration to be paid to any McAfee Stockholder;

•	lack of ownership of Company Stock by Parent or its subsidiaries or affiliates, subject to certain exceptions;

•	the solvency of Parent and its subsidiaries following the consummation of the Merger and the transactions contemplated by the Merger Agreement;

•	no vote of the stockholders of Parent being required to consummate the Merger and the other transactions contemplated by the Merger Agreement;

•	brokers’ and finders’ fees and other expenses payable in connection with the Merger Agreement;

•	delivery and enforceability of the Fee Funding Agreements;

•	no ownership by Parent or Merger Subsidiary of a competing business;

•	certain national security matters related to “foreign persons;” and

•	non-reliance on certain estimates and forecasts of McAfee provided to Parent and Merger Subsidiary.

The representations and warranties contained in the Merger Agreement will not survive the consummation of the Merger.

Conduct of Business Pending the Merger

The Merger Agreement provides that, except: (i) as contemplated by the Merger Agreement; (ii) as required by applicable law; (iii) as approved in writing in advance by Parent (which approval will not be unreasonably withheld, conditioned or delayed); (iv) as disclosed in the confidential disclosure letter to the Merger Agreement; (v) for any actions taken in good faith to respond to the actual or anticipated effects of COVID-19, (vi) in connection with the issuance of shares of Class A Common Stock in exchange for, or redemption of, OpCo Units and Class B Common Stock pursuant to the terms of the OpCo LLC Agreement, or (vii) for actions taken or omissions made to implement the terms of the Business Sale Agreement and applicable Local Transfer Agreements (as defined in the Merger Agreement), during the period of time between the date of the signing of the Merger Agreement and the Effective Time (the “Interim Period”), McAfee will, and will cause each of its subsidiaries to, use reasonable best efforts to conduct its business in the ordinary course.

In addition, McAfee has also agreed that, subject to the exceptions in the immediately preceding paragraph, during the Interim Period, McAfee will not, and will cause each of its subsidiaries not to, among other things (and subject to certain exceptions):

•	amend the organizational documents of any member of the McAfee Group;

•	split, combine, subdivide or reclassify any securities of McAfee or its subsidiaries;

•	declare, set aside or pay any dividend or other distribution in respect of any securities of McAfee or its subsidiaries, subject to certain specified exceptions;

•	acquire, repurchase, or redeem any securities of McAfee or its subsidiaries;

•	issue, deliver, sell, grant, pledge, transfer, subject to any lien or otherwise encumber any securities of McAfee or its subsidiaries, except for certain specified exceptions;

•

incur or commit to incur capital expenditures in excess of $3 million individually or $10 million in the aggregate, in each case, for each fiscal quarterly period, other than to the extent that such capital expenditures are otherwise reflected in McAfee’s capital expenditure budget set forth on the confidential disclosure letter to the Merger Agreement;

•	liquidate, dissolve, reorganize, restructure, recapitalize or consolidate by merger;

•

make any acquisitions by merger, amalgamation, plan of arrangement, consolidation, acquisition of stock or assets or otherwise, directly or indirectly, if the aggregate amount of consideration paid would exceed $20 million for each fiscal quarterly period;

•

sell, lease, encumber, transfer or otherwise dispose of any assets, securities, properties, interests or businesses of McAfee or its subsidiaries if the aggregate amount of consideration paid would exceed $20 million for each fiscal quarterly period, subject to certain specified exceptions;

•	incur, assume or suffer any indebtedness or issue any debt securities;

•	issue, sell, deliver or grant any shares of capital stock or any options, warrants, calls or other rights to acquire any similar debt securities of McAfee;

•	make any loans, advances or capital contribution to, or investments in, any other person or entity;

•	hire or terminate (other than for cause) any employee with total target annual cash compensation in excess of $300,000;

•

materially increase the compensation, bonus or benefits of any current or former employee or service provider with total annual target annual cash compensation in excess of $300,000 (including any employee or service provider whose compensation would exceed $300,000 as a result of such increase);

•

grant to any current or former director, officer, employee entitled to earn over $300,000 in total target annual cash compensation, or any current or former consultant or service provider entitled to earn over $300,000 in total target annual cash fees, any material increase in compensation, bonus or benefits;

•

other than as required by the terms of any benefit plan, make any person a participant in any benefit plan providing for severance pay or benefits, grant any material increase in severance compensation, or grant any retention, change in control, or transaction bonuses or benefits to any current or former director, employee, or service provider;

•

loan or advance any money or other property (or forgive or waive any such loan or advance) to any current or former director, officer, or employee (other than advances of expenses to employees in the ordinary course of business);

•

grant any equity or equity-based awards other than to a limited extent to newly hired employees or in connection with promotions and periodic performance reviews in the ordinary course of business that are consistent with McAfee’s ordinary course of business;

•

establish, adopt, enter into or materially amend any benefit plan (other than entering into offer letters that contemplate “at will” employment without any rights to severance or termination pay or more than 30 days’ advance notice of termination or, with respect to employees with total target annual cash compensation (prospective, in the case of new hires) of not more than $300,000, pursuant to a form of employment agreement made available to Parent, consistent in all material respects with McAfee’s practices in the applicable jurisdiction);

•	adopt, enter into, engage in negotiations for, terminate or materially amend any collective bargaining agreement;

•	make any changes in financial accounting principles, methods or practices, except for changes required by GAAP or applicable law;

•

discharge, compromise, settle or satisfy any litigation or other suits or proceedings that would involve the payment of more than $6 million individually or $20 million in the aggregate (net of any insurance coverage or any balance sheet reserves);

•	waive, relinquish, release, grant, transfer or assign any right with a value of more than $20 million in any individual case;

•	undertake certain tax-related actions;

•

enter into any contract between McAfee or any of its subsidiaries, on the one hand, and any current director or officer of McAfee or any person (or any of their affiliates) beneficially owning 5% or more of the Company Stock or OpCo Units, on the other hand, except for commercial contracts entered into on arm’s length terms in the ordinary course of business;

•	take any action to (i) amend or modify in any material respect, (ii) waive any material rights under or (iii) terminate, any contract with a major channel partner or major supplier;

•	enter into or adopt any “poison pill” or similar stockholder rights plan that would prevent or preclude the Merger;

•	enter into a contract or other arrangement or understanding that would be required to be disclosed under Item 404(a) of Regulation S-K; or

•	agree, authorize or commit to do any of the foregoing.

In addition, Parent has agreed to (i) take all action necessary to cause Merger Subsidiary to perform its obligations under the Merger Agreement and to consummate the Merger on the terms and subject to the conditions set forth in the Merger Agreement and (ii) vote or cause to be voted all shares of Company Stock beneficially owned by it or any of its affiliates in favor of approval of the Merger Agreement at the Special Meeting. Parent and Merger Subsidiary have also agreed to use reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, advisable or proper to obtain the proceeds of the Financing contemplated by the Commitment Letters on or prior to the Closing Date on the terms and conditions and in the amounts described in the Commitment Letters (including any “flex” provisions) or such other terms and conditions that are more favorable to Parent and Merger Subsidiary. Additionally, Parent has agreed to use reasonable best efforts to arrange and obtain, as promptly as practicable, alternative financing sufficient to pay the Required Amounts on the Closing Date, if any portion of the Debt Financing or Preferred Equity Financing, as applicable, becomes unavailable, subject to the conditions set forth in the Merger Agreement.

The “Go Shop” Period—Solicitation of Other Offers

Under the Merger Agreement, from the date of the Merger Agreement and continuing until (a) the No Shop Period Start Date or (b) in respect of any Excluded Party, the Cut-Off Date, as applicable, McAfee, its subsidiaries and their respective directors, officers, employees and other representatives have the right to, directly or indirectly:

•

solicit, initiate, propose, facilitate, induce or encourage any Acquisition Proposal or the making, submission or announcement of one or more Acquisition Proposals from any person or its representatives, or encourage, facilitate or assist, any proposal, inquiry or offer that could reasonably be expected to lead to, result in or constitute an Acquisition Proposal, including by furnishing to any such person (and its representatives), any non-public information relating to the McAfee Group or affording to any such person (and its representatives) access to the business, properties, assets, books, records or other non-public information, or to any personnel, of the McAfee Group, in each case subject to the entry into, and solely in accordance with, an Acceptable Confidentiality Agreement;

•

continue, enter into, participate or otherwise engage in any discussions or negotiations with any person (and its representatives) with respect to one or more Acquisition Proposals (or any other proposals that could reasonably be expected to lead to, result in or constitute an Acquisition Proposal or other effort or attempt to make an Acquisition Proposal or other proposal that could reasonably be expected to lead to, result in or constitute an Acquisition Proposal); and

•

otherwise cooperate with, assist, participate in or take any action to facilitate any Acquisition Proposal or any other proposals that could reasonably be expected to lead to, result in or constitute any Acquisition Proposal.

In addition, McAfee must, within one (1) business day, make available to Parent or its representatives any non-public information concerning McAfee and its subsidiaries that was provided by McAfee to any person or its representatives pursuant to the foregoing that was not previously made available to Parent. The Board of Directors or any committee thereof may grant a waiver of any standstill provisions in any agreement with any person to permit such person to make an Acquisition Proposal privately and confidentially to the Board of Directors.

If McAfee has complied in all material respects with Section 6.03(b) and (c) of the Merger Agreement and terminates the Merger Agreement for the purpose of entering into a definitive agreement with any Excluded Party or its affiliates in respect of a Superior Proposal prior to the Cut-Off Date, McAfee would be required to pay a termination fee of $145,632,500 to Parent. For more information, please see the section of this proxy statement captioned “—The Board of Directors’ Recommendation; Adverse Recommendation Change.”

For purposes of this proxy statement and the Merger Agreement (unless otherwise set forth in the Merger Agreement):

“Acceptable Confidentiality Agreement” means a confidentiality agreement to which McAfee is a party that contains provisions that are no less favorable in the aggregate to McAfee than those contained in the Confidentiality Agreement (except that such agreement may contain a less restrictive or no standstill restriction).

“Acquisition Proposal” means other than the transactions contemplated by the Merger Agreement, any offer or proposal of any third party relating to:

•

any acquisition, exclusive license, issuance or purchase, direct or indirect, of assets equal to 20% or more of the consolidated assets of McAfee or to which 20% or more of the consolidated revenues, EBITDA or earnings (i.e. net income) of McAfee are attributable or securities equal to 20% or more of the total outstanding shares or voting power of Company Stock or 20% or more of the total outstanding OpCo Units or voting power of OpCo LLC;

•

any tender offer or exchange offer that, if consummated, would result in such third party beneficially owning 20% or more of the total outstanding shares or voting power of Company Stock or 20% or more of the total outstanding OpCo Units or voting power of OpCo LLC; or

•

a merger, consolidation, statutory share exchange, business combination, sale, liquidation, dissolution, recapitalization, reorganization or other similar extraordinary transaction involving McAfee or any of its subsidiaries whose assets, individually or in the aggregate, constitute 20% or more of the consolidated assets of McAfee or to which 20% or more of the consolidated revenues, EBITDA or earnings (i.e. net income) of McAfee are attributable or as a result of which the McAfee Stockholders immediately prior to such transaction would cease to own more than 80% of the total voting power of McAfee or any surviving entity (or any direct or indirect parent company thereof) or the equityholders of OpCo LLC immediately prior to such transaction would cease to own more than 80% of the voting power of OpCo LLC immediately following such transaction; provided, that in each of the preceding three bullets, with respect to the definition of Company Termination Fee, all references to “20%” and “80%” will be deemed to be references to “50%”.

“Excluded Party” means any third party (i) from whom McAfee or any of its representatives receives an Acquisition Proposal after the date of the Merger Agreement and prior to the No Shop Period Start Date and (ii) whose Acquisition Proposal the Board of Directors determines in good faith (after consultation with its outside legal counsel and financial advisors) is, or would reasonably be expected to lead to or result in, a Superior Proposal; provided, however, that a third party shall cease to be an Excluded Party if (1) such Acquisition Proposal made by such third party is withdrawn, cancelled, terminated or otherwise expires or (2) such Acquisition Proposal, in the good faith determination of the Board of Directors (after consultation with its outside counsel and its financial advisor), no longer is or would no longer be reasonably expected to lead to or result in a Superior Proposal.

“Superior Proposal” means a bona fide, written Acquisition Proposal for at least a majority of the outstanding shares of Company Stock (assuming the prior exchange of all OpCo Units for shares of Company Stock) or at least a majority of the consolidated assets of McAfee and its subsidiaries that (i) is not solicited in breach in any material respect of Section 6.03(b) or (c) of the Merger Agreement and (ii) is on terms that the Board of Directors has determined in good faith (after consultation with its financial advisor and outside legal counsel) is more favorable from a financial perspective to the holders of the Company Stock than the Merger (taking into account (A) any revisions to the Merger Agreement made or proposed in writing by Parent prior to the time of such determination in accordance with Section 6.03(h) of the Merger Agreement and (B) all terms and conditions of such Acquisition Proposal (including legal, regulatory, financing and closing conditions)).

The “No Shop” Period—No Solicitation of Other Offers

With respect to any Excluded Party, from the Cut-Off Date, and with respect to any person or “group” who is not an Excluded Party, from the No Shop Period Start Date until the earlier to occur of the termination of the Merger Agreement and the Effective Time, McAfee and its subsidiaries have agreed not to, and to not authorize or knowingly permit the representatives of McAfee or its subsidiaries to, directly or indirectly:

•

solicit, initiate, propose, knowingly induce, facilitate or knowingly encourage the making, submission or announcement of any Acquisition Proposal or any inquiries that could reasonably be expected to lead to, result in or constitute an Acquisition Proposal (including by way of furnishing non-public information);

•

enter into or participate in any discussions or negotiations with, or furnish any non-public information relating to the McAfee Group to, any third party for the purpose of knowingly facilitating, inducing or encouraging an Acquisition Proposal; or

•

enter into any letter of intent, agreement in principle definitive written merger agreement, acquisition agreement or other agreement relating to an Acquisition Proposal, other than an Acceptable Confidentiality Agreement.

In addition, McAfee has agreed, and will cause its subsidiaries and instruct its and its subsidiaries’ representatives, to (i) with respect to any Excluded Party, on the Cut-Off Date, or (ii) with respect to a person or

“group” who is not an Excluded Party, on the No Shop Period Start Date, cease and cause to be terminated any solicitation, discussions or negotiations with any third party and its representatives that could reasonably be expected to lead to or relating to an Acquisition Proposal, promptly terminate all physical and electronic data room access previously granted to any such third party or its representatives, cease providing any further non-public information concerning the McAfee Group furnished to any such third party or its representatives and request the return or destruction of any copies of, studies based upon and/or any extracts or summaries from, any non-public information concerning the McAfee Group in such third party’s possession or control.

Additionally, under certain specified circumstances, at any time prior to the adoption of the Merger Agreement by McAfee Stockholders, McAfee may, among other things, provide non-public information relating to the McAfee Group to, and engage or participate in negotiations or discussions with, a person in respect of an Acquisition Proposal, and such Acquisition Proposal did not result from a breach in any material respect of Section 6.03 of the Merger Agreement (provided that McAfee and its representatives may contact any third party to clarify the terms and conditions of an Acquisition Proposal or inform such person of the existence of the applicable provisions in the Merger Agreement) if (and only if), subject to complying with certain procedures described in the subsequent paragraph, the Board of Directors determines in good faith (after consultation with its financial advisor and its outside legal counsel) that such Acquisition Proposal either constitutes a Superior Proposal or would reasonably be expected to lead to or result in, a Superior Proposal.

Both during the Go Shop Period and after the No Shop Period Start Date but prior to the adoption of the Merger Agreement by McAfee Stockholders, McAfee is not entitled to terminate the Merger Agreement for the purpose of entering into an agreement in respect of a Superior Proposal unless it complies with certain procedures in the Merger Agreement, including, but not limited to, negotiating with Parent in good faith over a three (3) business-day period in an effort to amend the terms and conditions of the Merger Agreement, so that such Superior Proposal no longer constitutes a “Superior Proposal” relative to the transactions contemplated by the Merger Agreement, as amended pursuant to such negotiations.

If McAfee has complied in all material respects with Section 6.03(b) and (c) of the Merger Agreement and terminates the Merger Agreement prior to the adoption of the Merger Agreement by McAfee Stockholders for the purpose of entering into an agreement in respect of a Superior Proposal, other than entering into an agreement in respect of a Superior Proposal with an Excluded Party prior to the Cut-Off Date, McAfee must pay a $291,265,000 termination fee to Parent.

The Board of Directors’ Recommendation; Adverse Recommendation Change

As described above, and subject to the provisions described below, the Board of Directors has made the recommendation that the holders of shares of Company Stock vote “FOR” the proposal to adopt the Merger Agreement. The Merger Agreement provides that the Board of Directors will not effect an Adverse Recommendation Change except as described below.

Prior to the adoption of the Merger Agreement by McAfee Stockholders, the Board of Directors may not take any action described in the following (any such action, an “Adverse Recommendation Change”):

•

fail to make, withdraw, amend, qualify or modify, or publicly propose to fail to make, withdraw, amend, qualify or modify, in a manner adverse to Parent, the recommendation of the Board of Directors to the McAfee Stockholders to approve the Merger Agreement;

•	adopt, approve, endorse or recommend (or propose publicly to adopt, approve, endorse or recommend) an Acquisition Proposal;

•

fail to issue a press release publicly reaffirming the recommendation of the Board of Directors to approve the Merger within ten (10) business days after Parent so requests or, if earlier, at least two (2) business days prior to the Special Meeting (which request may be made once per Acquisition Proposal);

•	fail to include the recommendation of the Board of Directors to approve the Merger Agreement in this proxy statement; or

•	submit to McAfee Stockholders for approval or adoption any Acquisition Proposal.

For the avoidance of doubt, none of the following, in and of itself, will constitute an Adverse Recommendation Change: (i) the determination by the Board of Directors that an Acquisition Proposal constitutes a Superior Proposal, (ii) a public press release as to the determination described in prior clause (i) so long as such press release also states that no Adverse Recommendation Change or termination of the Merger Agreement will occur until the expiration of the three (3) business day (or, if applicable, the two (2) business day) period discussed below, subject to McAfee’s compliance with certain other terms set forth in the Merger Agreement, or (iii) delivery by McAfee to Parent of any notice related to an Intervening Event (as defined in this section of this proxy statement below) or Superior Proposal as set forth below.

Notwithstanding the restrictions described above, prior to the adoption of the Merger Agreement by McAfee Stockholders, the Board of Directors may effect an Adverse Recommendation Change if (i) there has been an Intervening Event; or (ii) McAfee has received a written Acquisition Proposal that did not result from a breach in any material respect of Sections 6.03(b) or (c) of the Merger Agreement, whether before or after the No Shop Period Start Date, that the Board of Directors has concluded in good faith (after consultation with its financial advisor and outside legal counsel) is a Superior Proposal and, in each case of clause (i) and (ii), the failure to effect an Adverse Recommendation Change would reasonably be expected to be inconsistent with the Board of Directors’ fiduciary obligations under Delaware law.

The Board of Directors may only effect an Adverse Recommendation Change for an Intervening Event if:

•

McAfee has provided prior written notice to Parent at least three (3) business days in advance to the effect that the Board of Directors intends to effect an Adverse Recommendation Change pursuant to the Merger Agreement, which notice must specify in reasonable detail the facts of the underlying Intervening Event;

•

prior to effecting such Adverse Recommendation Change, McAfee and its representatives, during such three (3)-business-day period, must, if requested by Parent, have (i) engaged in good faith negotiations with Parent to amend the Merger Agreement in such manner that obviates the need for such Adverse Recommendation Change and (ii) considered in good faith any revisions to the Merger Agreement or any other Transaction Document irrevocably proposed in writing by Parent; and

•

the Board of Directors (after consultation with its financial advisor and outside legal counsel) shall have determined in good faith that the failure to make an Adverse Recommendation Change in response to the Intervening Event would reasonably be expected to be inconsistent with its fiduciary duties under Delaware law.

In addition, the Board of Directors may only effect an Adverse Recommendation Change or authorize McAfee to terminate the Merger Agreement to substantially concurrently enter into an agreement with respect to a Superior Proposal, in each case if and only if:

•	the McAfee Group and its representatives have complied in all material respects with its obligations under Sections 6.03(b) or (c) of the Merger Agreement with respect to such Superior Proposal;

•

McAfee has provided prior written notice to Parent at least three (3) business days in advance to the effect that the Board of Directors has (i) concluded in good faith (after consultation with its financial advisor and outside legal counsel) that the applicable Acquisition Proposal constitutes a Superior Proposal; and (ii) resolved to effect an Adverse Recommendation Change or to terminate the Merger Agreement absent any revision to the terms and conditions of the Merger Agreement, which notice will attach the most current version of the proposed agreement under which the Superior Proposal is proposed to be consummated and include the identity of the third party making such Acquisition Proposal;

•

prior to effecting such Adverse Recommendation Change or termination, the Board of Directors, during the three (3) business day notice period described above, has: (i) negotiated with Parent in good faith (to the extent that Parent requests to so negotiate) to amend the terms and conditions of the Merger Agreement so that such Acquisition Proposal would cease to constitute a Superior Proposal; (ii) considered in good faith any revisions to the Merger Agreement or any other Transaction Document irrevocably proposed in writing by Parent, provided, however, that in the event of any material amendment to the financial terms or other material terms of such Superior Proposal, McAfee will be required to deliver a new written notice to Parent and to comply with the requirements of this clause (it being understood that the “notice period” in respect of such new written notice will be two (2) business days);

•

following the three (3) business day notice period described above including any subsequent notice period as provided above, the Board of Directors shall have determined that such Acquisition Proposal would continue to constitute a Superior Proposal and the failure to make an Adverse Recommendation Change or to terminate the Merger Agreement would reasonably be expected to be inconsistent with its fiduciary duties pursuant to Delaware law, even if Parent’s proposed revisions were to be given effect; and

•

in the event of any termination of the Merger Agreement pursuant to the foregoing in order to cause or permit the McAfee Group to enter into an acquisition agreement with respect to such Superior Proposal, McAfee will be required to pay Parent a termination fee of either (i) $145,632,500 if the Merger Agreement is terminated before the Cut-Off Date for the purposes of entering into a definitive agreement in respect of a Superior Proposal with any Excluded Party or its affiliates or (ii) $291,265,000, in the case of any other such termination.

For purposes of this proxy statement and the Merger Agreement, an “Intervening Event” means any material fact, event, change, development or set of circumstances that was not known to, or reasonably foreseeable to, the Board of Directors as of the date of the Merger Agreement (or if known to the Board of Directors as of the Merger Agreement, the consequences of which were not known or reasonably foreseeable to the Board of Directors as of the date of the Merger Agreement) and becomes known to the Board of Directors prior to the time that the McAfee Stockholders adopt the Merger Agreement; provided, however, that none of the following will constitute an Intervening Event: (A) the receipt, existence of or terms of an Acquisition Proposal or any matter relating thereto or consequence thereof and (B) changes in the market price or trading volume of the shares of Company Stock or the fact that McAfee meets or exceeds internal or published projections, budgets, forecasts or estimates of revenues, earnings or other financial results for any period (provided, however, that the underlying causes of such change or fact shall not be excluded by this clause (B)).

Employee Benefits

The Merger Agreement provides that, from and after the Effective Time, Parent will, or will cause the Surviving Corporation to, assume, honor and continue (i) during the 12-month period following the Effective Time (or until all obligations thereunder have been satisfied, if sooner) all of McAfee’s employment, severance, bonus, incentive compensation, commission, change in control, retention and termination plans and agreements in effect at the Effective Time and (ii) all obligations under the Cash Awards and each Company Cash Right. With respect to each employee of McAfee or its subsidiaries who is employed as of immediately prior to the Effective Time (“Company Employees”), for a period of 12 months following the closing of the Merger (or, if sooner, until the applicable Company Employee terminates employment), Parent will provide, or cause to be provided, to each Company Employee, (i) base salary or wage rates, severance and target annual and quarterly cash bonus opportunities that, in each case, is not less favorable than that in effect immediately prior to the Effective Time (or, if more favorable to such Company Employee, the compensation and benefits provided to similarly situated employees of Parent and its affiliates), and (ii) other employee benefits that are no less favorable in the aggregate to the employee benefits that the Company Employee was entitled to receive immediately prior to the closing (in each case without regard to any retention, change in control, stay, transaction, or similar non-routine compensation or compensation opportunities, or equity-equity-based compensation), provided that in all events the compensation, benefits and other terms and conditions of employment provided by Parent or the Surviving Corporation shall be no less than those required under applicable law and will comply with the terms of the Business Sale Agreement and applicable local transfer agreements.

With respect to any employee benefit plan maintained by Parent, the Surviving Corporation or any of their affiliates (“Parent Plans”), for all purpose, each Company Employee’s service with McAfee or any of its subsidiaries prior to the Effective Time (as well as service with any predecessor employer, to the extent recognized under the comparable employee plans of McAfee and its subsidiaries) where length of service is relevant (but not benefit accruals under any defined benefit pension plans) shall be treated as service with Parent, the Surviving Corporation or their affiliates, provided that such service need not be recognized to the extent it would result in any duplication of benefits or was not credited for the same purpose with respect to such Company Employee under the analogous employee plan immediately prior to the Effective Time. Parent will waive, and will cause the Surviving Corporation and any of its affiliates to waive, any pre-existing condition limitations, exclusions, actively-at-work requirements, waiting periods, evidence of insurability or similar limitations under any Parent Plans in which any Company Employee (or the dependent of any eligible employee) will be eligible to participate from and after the Effective Time and will recognize or credit, or cause the Surviving Corporation or any of its affiliates to recognize or credit, any deductible, co-insurance, maximum out of pocket expenses or other payments incurred by any Company Employee (and his or her dependents) under any applicable employee plan during the plan year in which the Effective Time occurs for the purposes of satisfying such year’s deductible or co-payment limitations.

With respect to McAfee’s employee stock purchase plan (the “ESPP”), McAfee has taken all actions necessary to (i) cancel all outstanding participant elections under McAfee’s ESPP with respect to the planned first offering period, which was scheduled to begin on November 16, 2021, and (ii) cause the offering period not to commence, and to cause no other offering period to commence. In addition, with respect to the ESPP, McAfee intends to take all action necessary to terminate the ESPP prior to the Effective Time.

Efforts to Close the Merger

Under the Merger Agreement, Parent and McAfee agreed to cooperate with each other and use reasonable best efforts to take all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable law to consummate the Merger and the other transactions contemplated by the Merger Agreement as promptly as practicable, including (i) preparing and filing as promptly as practicable after the date of the Merger Agreement with any governmental authority all documentation to effect all necessary filings, notices, petitions, statements, registrations, submissions of information, consolidated financial statements, records, applications and other documents required by Section 8.01 of the Merger Agreement, (ii) obtaining and maintaining as required by Section 8.01 of the Merger Agreement all approvals, consents, registrations, permits, authorizations, licenses, waivers and other confirmations required to be obtained from any governmental authority that are necessary to consummate the transactions contemplated by the Merger Agreement, and (iii) executing and delivering any additional instruments necessary to consummate the transactions contemplated by the Merger Agreement; provided, however, that in no event will Parent, Merger Subsidiary, McAfee or any of their subsidiaries be required to waive any right or condition set forth in the Merger Agreement or any Transaction Document.

Parent has further agreed to, as soon as possible and in any event prior to the End Date take any and all action necessary solely to ensure (x) that certain regulatory authorities do not enter any order, decision, judgment, decree, ruling, injunction (preliminary or permanent), or establishes any law, rule, regulation or other action preliminarily or permanently restraining, enjoining or prohibiting the consummation of the Merger and (y) that certain regulatory authorities with the authority to clear, authorize or otherwise approve the consummation of the Merger, do so by the End Date, including but not limited to:

•	selling or otherwise disposing of, or holding separate and agreeing to sell or otherwise dispose of, assets, categories of assets or businesses of McAfee or its subsidiaries;

•	terminating existing relationships, contractual rights or obligations of McAfee or its subsidiaries;

•	terminating any venture or other arrangement of McAfee or its subsidiaries;

•	creating any relationship, contractual rights or obligations of McAfee or its subsidiaries; or

•	effectuating any other change or restructuring of McAfee or its subsidiaries;

and in each case, to enter into agreements or stipulate to the entry of an order or decree or file appropriate applications with: (x) the FTC, the DOJ, any attorney general of any state of the United States, the European Commission or any other competition authority of any jurisdiction, CFIUS or any other governmental authority (collectively, “Regulatory Authority”) in connection with certain regulatory laws and in the case of actions by or with respect to McAfee or its subsidiaries or its or their businesses or assets, by consenting to such action by McAfee; provided, however, that any of the actions set forth above may, at the discretion of McAfee, be conditioned upon consummation of the Merger (each, a “Divestiture Action”).

In the event that any action is threatened or instituted by a Regulatory Authority challenging the Merger as violative of any regulatory law, Parent has agreed to take all action necessary, including but not limited to any Divestiture Action, to avoid or resolve such action. In the event that any permanent or preliminary injunction or other order is entered or becomes reasonably foreseeable to be entered in any proceeding that would make consummation of the transactions contemplated by the Merger Agreement unlawful or that would restrain, enjoin or otherwise prevent or materially delay the consummation of the transactions contemplated by the Merger Agreement, Parent has agreed to use reasonable best efforts to vacate, modify or suspend such injunction or order so as to permit such consummation prior to the End Date.

In furtherance and not in limitation of the covenants described above, Parent and McAfee have agreed to, as necessary:

•	as promptly as practicable, and in any event within ten (10) business days of the date of the Merger Agreement, make an appropriate filing of a notification and report form pursuant to the HSR Act;

•	within 15 calendar days of the date of the Merger Agreement, submit to DDTC any notifications regarding the transactions contemplated by the Merger Agreement pursuant to Section 122.4 of ITAR;

•

as soon as practicable following the date of the Merger Agreement, submit a draft joint voluntary notice to CFIUS and submit a final joint voluntary notice to CFIUS, each with regard to the Merger Agreement and other related information;

•	make each other appropriate filing required pursuant to certain foreign regulatory laws;

•

comply at the earliest practicable date with any request under certain regulatory laws for additional information, documents, or other materials received by each of them or any of their respective subsidiaries or affiliates from any Regulatory Authority in respect of such filings or such transactions;

•

cooperate with each other in connection with any such filing (including, to the extent permitted by applicable law, providing copies of all such documents to the non-filing parties prior to filing and considering all reasonable additions, deletions or changes suggested in connection therewith) and in connection with resolving any investigation or other inquiry of any regulatory authority under any of the regulatory laws with respect to any such filing or any such transaction; and

•

use its reasonable best efforts to furnish to each other all information required for any application or other filing to be made pursuant to certain regulatory laws in connection with the transactions contemplated by the Merger Agreement.

Cooperation with Debt/Preferred Equity Financing

Pursuant to the Merger Agreement, each of Parent and Merger Subsidiary has agreed to use reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, advisable or proper to obtain the proceeds of the Financing contemplated by the Commitment Letters on or prior to the Closing Date on the terms and conditions and in the amounts described in the Commitment Letters (including any “flex” provisions) or such other terms and conditions that are more favorable to Parent and Merger Subsidiary.

If any portion of the Debt Financing or the Preferred Equity Financing, as applicable, becomes unavailable, or the Debt Commitment Letter or any of the definitive documentation with respect to the Debt Financing shall be withdrawn, repudiated, terminated or rescinded, regardless of the reason therefor, Parent shall promptly notify McAfee of such unavailability and the reason thereof and Parent shall use reasonable best efforts to arrange and obtain, as promptly as practicable, from the same and/or alternative debt or preferred equity financing sources, as applicable, alternative financing in an amount, together with the amount of Financing remaining available and cash and cash equivalents on hand at McAfee and its subsidiaries, sufficient to pay the Required Amount on the Closing Date, in each case, upon terms and conditions not materially less favorable, taken as a whole, than those set forth in the Debt Commitment Letter or the Preferred Equity Commitment Letter, as applicable (including, for the avoidance of doubt, any related “market flex” provisions).

In connection with the efforts of Parent and Merger Subsidiary to arrange the financing, prior to the Closing Date, McAfee has agreed to use its reasonable best efforts to, and to cause its subsidiaries to use reasonable best efforts to, and to use reasonable best efforts to cause its and their respective representatives to, provide such cooperation as is reasonably requested by Parent and as is necessary in connection with the Debt/Preferred Equity Financing and customarily provided for borrowers or issuers in financings of the type contemplated by the Debt Commitment Letter (or permanent take-out financing incurred in lieu of the bridge facility contemplated under the Debt Commitment Letter) or the Preferred Equity Commitment Letter, as applicable, including reasonable best efforts in: (i) furnishing to Parent (A) the financial statements attached to McAfee’s 8-K filing on Form 8-K, dated August 2, 2021, (B) McAfee’s unaudited balance sheets and related consolidated statements of operations, and equity and cash flows for each of the first three fiscal quarters of each fiscal year ending after December 26, 2020 to the extent such fiscal quarter ends at least 45 days prior to the Closing Date and the audited balance sheets and related consolidated statements of operations, and equity and cash flows for each fiscal year ending after December 26, 2020 to the extent such fiscal year ends at least 90 days prior to the Closing Date, (C) information, financial statements and financial data of McAfee and its subsidiaries that is reasonably requested by Parent in writing and of the type customarily included in an offering memorandum with respect to a private placement of high yield debt securities pursuant to Rule 144A under the 1933 Act (the information described in clauses (A), (B) and (C), the “Debt Required Information”) and (D) such other pertinent and customary financial and other information regarding McAfee and its subsidiaries as may be reasonably requested by Parent; (ii) prior to and during the Debt Commitment Letter Marketing Period, upon reasonable prior written notice and at reasonable times, cause members of management to participate in a reasonable number of meetings, drafting sessions, rating agency presentations and due diligence presentations, presentations, “road shows” and sessions with prospective financing sources and investors; (iii) in advance of and prior to the closing of the Debt Commitment Letter Marketing Period, providing reasonable assistance to Parent and its Debt/Preferred Equity Financing Sources in the preparation of customary bank information memoranda, lender or investor presentations, rating agency presentations, offering memoranda or private placement memoranda and other customary marketing materials in connection with the Debt/Preferred Equity Financing; (iv) causing McAfee’s auditors to provide customary comfort letters with respect to historical financial information of McAfee included in any offering memoranda with respect to any non-convertible high yield debt securities included in the Debt Financing issued on a “Rule 144A for life” basis; (v) assisting in the preparations for the pledging of collateral, facilitating the obtaining of guarantees, and assistance in the preparation of any definitive financing documents and other matters ancillary to the Debt Financing as may be reasonably requested by Parent; (vi) at least four (4) business days prior to the Closing Date, to the extent requested by Parent on behalf of the Debt/Preferred Equity Financing Sources no later than ten (10) business days prior to the Closing Date, timely furnishing such documentation and other information required by governmental authorities under applicable “know your customer” and anti-money laundering rules and regulations; (vii) providing reasonable assistance to facilitate, at (but not prior to) the closing of the Merger, the release of liens on assets of McAfee (other than permitted liens)

that are collateral for the Debt Financing, (viii) assisting Parent in obtaining any corporate or facility ratings from any ratings agencies contemplated by the Debt/Preferred Equity Financing and (ix) executing and delivering prepayment notices within the time periods contemplated by the Credit Agreement.

Notwithstanding the foregoing, subject to certain exceptions set forth in the Merger Agreement, neither McAfee nor any of its affiliates will be required to take or permit the taking of any action: (A) that would require McAfee or any of its affiliates or any other persons who are directors or officers of such entities to pass resolutions or consents to approve or authorize the execution of the Debt/Preferred Equity Financing that are not conditioned upon the effectiveness of the closing of the Merger; provided that any director or officer whose resignation becomes effective immediately after the closing of the Merger occurs shall not be required to pass resolutions or consents, (B) that would require McAfee or any of its affiliates or any other persons who are directors or officers of such entities to execute or deliver any certificate, document, instrument or agreement, or agree to any change or modification of any existing certificate, opinion, document, instrument or agreement, in each case, prior to the closing of the Merger, (C) that would cause any representation or warranty in the Merger Agreement to be breached by McAfee or any of its affiliates or would cause any condition to the closing of the Merger to fail to be satisfied, (D) that would require McAfee or any of its subsidiaries to pay (x) any commitment or other similar fee or (y) incur any other expense, liability or obligation in connection with the Debt/Preferred Equity Financing that, in the case of this clause (y), would not be subject to reimbursement by Parent, (E) that could cause any director, officer or employee or McAfee Stockholder or any of its affiliates to incur any personal liability, (F) that could reasonably be expected to conflict with, result in any violation or breach of, or default (with or without notice, lapse of time, or both) under, any of their respective organizational documents, or any applicable law or material contracts not entered into in contemplation of the cooperation obligations of McAfee described in the preceding paragraph, (G) that provides access to or discloses information that McAfee or any of its affiliates determines could reasonably be expected to jeopardize any attorney-client privilege of, or conflict with any confidentiality obligations contained in any material contracts not entered into in contemplation of the cooperation obligations of McAfee described in the preceding paragraph binding on, McAfee or any of its subsidiaries, (H) that would, in the opinion of McAfee in good faith, unreasonably interfere with the ongoing operations of its or its affiliates’ businesses or would require an action that is not within the control of McAfee or its affiliates using reasonable best efforts or (I) that would cause significant competitive harm to McAfee or its subsidiaries if the transactions contemplated by the Merger Agreement are not consummated. Nothing contained in the Merger Agreement shall require McAfee or any of its affiliates to encumber any of its assets or be an issuer or other obligor with respect to the Debt/Preferred Equity Financing or require McAfee or any of its affiliates to be an issuer or other obligor with respect to the Debt/Preferred Equity Financing, in each case, prior to the closing of the Merger.

Parent will, promptly upon request by McAfee, reimburse McAfee and its affiliates for all fees, costs, expenses and liabilities incurred by any of them or their respective representatives in connection with fulfilling their respective cooperation obligations described in the second preceding paragraph above (including reasonable attorneys’ fees) but excluding the fees, costs or expenses for financial statements included in the Required Information or any other materials that, in each case, would be prepared by McAfee or its affiliates in the ordinary course of business whether or not request would be made by Parent. Parent will indemnify, defend and hold harmless McAfee, its affiliates and their respective representatives from and against any and all losses, damages, claims, costs or expenses actually suffered or incurred by them in connection with the provision of assistance described in the second preceding paragraph above in connection with the Debt/Preferred Equity Financing or any other financing by Parent or any of its affiliates (including the arrangement thereof) and any information used in connection therewith except any such losses, damages, claims costs or expenses arising out of any willful misconduct, gross negligence, or bad faith, fraud or intentional misrepresentation by any of McAfee or its subsidiaries and its or their respective representatives.

Treatment of Certain Indebtedness

Prior to the Effective Time, McAfee shall (a) use reasonable best efforts to execute and deliver prepayment notices within the time periods contemplated by the Credit Agreement; (b) use reasonable best efforts to provide reasonable assistance to facilitate at (but not prior to) the closing of the Merger the release of liens on assets of McAfee (other than permitted liens) that are collateral for the Debt Financing; (c) use commercially reasonable efforts to deliver to Parent copies (or drafts) of customary payoff letters in form and substance reasonably satisfactory to Parent from the administrative agent under the Credit Agreement at least three (3) business days prior to the Closing Date; and (d) deliver to Parent, on or prior to the Closing Date, copies of such payoff letters duly executed by the administrative agent under the Credit Agreement.

Indemnification and Insurance

Parent and the Surviving Corporation have agreed that all rights to exculpation and indemnification from liabilities for acts or omissions occurring at or prior to the Effective Time, all rights to indemnification and exculpation under employment agreements or indemnification agreements and rights to advancement of expenses relating thereto now existing in favor of any person who is or has been at any time prior to the Effective Time, a present or former director, manager, officer or fiduciary with respect to an employee benefit plan of McAfee, any of its subsidiaries or any of their respective predecessors (each, an “Indemnified Person”) as provided in the certificate of incorporation or bylaws of McAfee, the organizational documents of any subsidiary of McAfee or any indemnification agreement, employment agreement or other agreement containing any indemnification provisions, in each case which agreement had been delivered to Parent prior to the date of the Merger Agreement, between such Indemnified Person and McAfee or any of its subsidiaries will survive the Merger and will not be amended, repealed or otherwise modified in any manner that would adversely affect any right to indemnification, exculpation or advancement of expenses thereunder of any such Indemnified Person.

For six (6) years after the Effective Time, Parent and the Surviving Corporation (jointly and severally) will indemnify and hold harmless all Indemnified Persons to the fullest extent permitted by Delaware law in the event of any threatened or actual claim, suit, action, proceeding or investigation (a “Claim”), whether civil, criminal or administrative, based in whole or in part on, or arising in whole or in part out of, or pertaining to (i) the fact that the Indemnified Person is or was a director (including in a capacity as a member of any board committee), manager, officer or fiduciary with respect to an employee benefit plan of McAfee, any of its subsidiaries or any of their respective predecessors or (ii) the Merger Agreement or any of the transactions contemplated thereby, whether in any case asserted or arising before, on or after the Effective Time, against any losses, claims, damages, liabilities, costs, expenses (including reasonable attorney’s fees and expenses in advance of the final disposition of any Claim to the fullest extent permitted by applicable law upon receipt of an undertaking to repay such expenses if such Indemnified Person was not entitled to indemnification under applicable law), judgments, fines and amounts paid in settlement of or in connection with any such threatened or actual Claim. Neither Parent nor the Surviving Corporation will settle, compromise or consent to the entry of any judgment in any threatened or actual Claim for which indemnification could be sought by an Indemnified Person thereunder, unless such settlement, compromise or consent includes an unconditional release of such Indemnified Person from all liability arising out of such Claim, does not include any admission of wrongdoing on the part of such Indemnified Person, or such Indemnified Person otherwise consents in writing to such settlement, compromise or consent. Parent and the Surviving Corporation agree to use commercially reasonable efforts to cooperate with an Indemnified Person in the defense of any matter for which such Indemnified Person seeks indemnification under the Merger Agreement.

Prior to the Effective Time, McAfee has agreed to, or if McAfee is unable to, Parent will cause the Surviving Corporation as of the Effective Time to, obtain and fully pay the premium for the non-cancellable extension of the directors’ and officers’ liability coverage of McAfee’s existing directors’ and officers’ insurance policies and McAfee’s existing fiduciary liability insurance policies, in each case for a claims reporting or discovery period of at least six (6) years from and after the Effective Time with respect to any claim related to any period of time at or prior to the Effective Time (including claims with respect to the adoption of the Merger Agreement and the consummation of the transactions contemplated thereby) with terms, conditions, retentions and limits of liability that are no less favorable than the coverage provided under McAfee’s existing policies; provided that McAfee will give Parent a reasonable opportunity to participate in the selection of such “tail” insurance policy and must consider, in good faith, any comments made by Parent with respect thereto; and

provided that the premium payable for such “tail” insurance policy does not exceed 300% of the amount per annum that McAfee paid in its last full fiscal year and if the cost for such “tail” insurance policy exceeds such maximum amount, then McAfee or the Surviving Corporation will obtain a policy with the greatest coverage available for a cost not exceeding such maximum amount.

Parent must pay all reasonable expenses, including reasonable attorneys’ fees and expenses, that may be incurred by an Indemnified Person in enforcing the indemnity and other obligations provided in the foregoing three paragraphs.

Other Covenants

The Merger Agreement contains other covenants relating to access to information, publicity, and notices of certain events.

Stockholders Meeting

McAfee has agreed to take all necessary or desirable actions to cause the Special Meeting to be duly called and held as soon as reasonably practicable (but not sooner than 20 business days) following clearance of this proxy statement by the SEC, for the purpose of obtaining the affirmative vote of the holders of a majority of the outstanding shares of Company Stock that is required to approve and adopt the Merger Agreement. In certain circumstances specified in the Merger Agreement, McAfee may adjourn or postpone the Special Meeting.

Stockholder Litigation

Prior to the earlier of the Effective Time or the valid termination of the Merger Agreement, McAfee will control the defense of any action, investigation, litigation or other proceeding brought by McAfee Stockholders against McAfee and/or its directors relating to the transactions contemplated by the Merger Agreement, including the Merger. However, McAfee will: (i) provide Parent with prompt notice of all threatened or filed stockholder litigation relating to the Merger Agreement, promptly advise Parent of any material developments with respect thereto, and promptly provide Parent with copies of all proceedings and correspondence with respect thereto; (ii) keep Parent reasonably informed with respect to the status thereof; (iii) give Parent and its counsel the opportunity to participate in the defense, release, compromise, waiver or settlement of any such litigation or proceeding and consider in good faith Parent’s advice with respect thereto; and (iv) not settle or agree to settle any such litigation or proceeding (other than any settlement solely for monetary damages and without any admissions of liability or responsibility paid entirely from the proceeds of a third party insurance policy, except for any applicable deductible or retention) without Parent’s prior written consent (not to be unreasonably withheld, conditioned or delayed).

Conditions to the Closing of the Merger

The obligations of Parent and Merger Subsidiary, on the one hand, and McAfee, on the other hand, to consummate the Merger are subject to the satisfaction or waiver (where permitted by applicable law) at or prior to the Effective Time of each of the following conditions:

•	the approval and adoption of the Merger Agreement by the requisite affirmative vote of McAfee Stockholders entitled to vote at the Special Meeting;

•

the absence of any applicable law, temporary restraining order, or preliminary or permanent injunction issued by any court or governmental authority in certain jurisdictions that enjoins or otherwise prohibits the consummation of the Merger;

•

(i) the expiration or termination of the applicable waiting period (and any extensions thereof) under the HSR Act and (ii) the waiting periods (and any extensions thereof), clearances, approvals, waivers and/or consents (as applicable) under certain other antitrust or regulatory laws having expired, been terminated or been obtained (as applicable);

•	at least 60 days having elapsed since McAfee submitted the notification to DDTC pursuant to Section 122.4(b) of the ITAR; and

•

the receipt of CFIUS Approval, which means (i) a written determination from CFIUS to the effect that the transactions contemplated by the Merger Agreement do not constitute a “covered transaction” pursuant to 31 C.F.R. § 800.213, (ii) a written determination from CFIUS to the effect that review or investigation of the transactions contemplated by the Merger Agreement has been concluded and that a determination has been made that there are no unresolved national security concerns, or (iii) following an investigation conducted by CFIUS pursuant to 31 C.F.R. § 800.507, CFIUS reports the transaction to the President of the United States and either (A) the President of the United States makes a decision not to suspend or prohibit such transaction pursuant to his authorities under Section 721 of the Defense Production Act of 1950, as amended, or (B) the President of the United States has not taken any action within 15 days from the date he received the report from CFIUS.

In addition, the obligations of Parent and Merger Subsidiary to consummate the Merger are subject to the satisfaction or waiver (where permitted by applicable law) at or prior to the Effective Time of each of the following additional conditions:

•	McAfee having performed and complied in all material respects with all of its obligations under the Merger Agreement required to be performed at or prior to the Effective Time;

•

the representations and warranties of McAfee relating to the absence of any Material Adverse Effect on the Company since December 26, 2020 to the date of the Merger Agreement being true in all respects at and as of the date of the Merger Agreement;

•

the representations and warranties of McAfee relating to corporate existence, authorization, finders’ fees and anti-takeover statutes being true in all material respects at and as of the date of the Merger Agreement and as of the Effective Time as if made at and as of such time (other than representations and warranties as of a specified time, which must be true in all material respects only as of such time);

•

certain representations and warranties of McAfee relating to the capitalization of McAfee being true in all respects at and as of the date of the Merger Agreement and as of the Effective Time as if made at and as of such time (other than representations and warranties as of a specified time, which must be true only as of such time), except for inaccuracies that are de minimis relative to the total fully-diluted equity capitalization of McAfee;

•

the other representations and warranties of McAfee set forth elsewhere in the Merger Agreement (disregarding all materiality and Material Adverse Effect qualifications contained therein) being true and correct at and as of the date of the Merger Agreement and as of the Effective Time as if made at and as of such time (other than representations and warranties as of a specified time, which must be true only as of such time), with only such exceptions as have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company;

•	since the date of the Merger Agreement, no Material Adverse Effect having occurred that is continuing;

•

the Exchange and Redemption having occurred, such that 100% of the equity interests in OpCo LLC are owned of record and held directly or indirectly by McAfee and no shares of Class B Common Stock remain outstanding; and

•	Parent having received a certificate signed by an executive officer of McAfee to the effect that the conditions in the preceding seven (7) bullets have been satisfied.

In addition, the obligation of McAfee to consummate the Merger is subject to the satisfaction or waiver (where permitted by applicable law) at or prior to the Effective Time of each of the following additional conditions:

•	each of Parent and Merger Subsidiary having performed and complied in all material respects with its obligations under the Merger Agreement required to be performed at or prior to the Effective Time;

•

the representations and warranties of Parent relating to corporate authorization being true in all material respects at and as of the date of the Merger Agreement and as of the Effective Time as if made at and as of such time (other than representations and warranties as of a specified time, which must be true only as of such time);

•

the other representations and warranties of Parent contained elsewhere in the Merger Agreement (disregarding all materiality and Parent Material Adverse Effect qualifications contained therein) being true at and as of the date of this Agreement and as of the Effective Time as if made at and as of such time (other than representations and warranties that by their terms address matters only as of another specified time, which shall be true only as of such time), with only such exceptions as have not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect; and

•	McAfee having received a certificate signed by an executive officer of Parent to the effect that the conditions in the preceding three (3) bullets have been satisfied.

The Merger Agreement defines “Parent Material Adverse Effect” as any change, effect, event or occurrence that prevents or materially impedes, interferes with, hinders or delays or would reasonably be expected to prevent or materially impede, interfere with, hinder or delay the consummation by Parent or Merger Subsidiary of the Merger or any of the other transactions contemplated by the Merger Agreement (except that the taking of any action specifically required to be taken, or the failure to take any action specifically prohibited, by the Merger Agreement will not be taken into account in determining whether or not there has been a Parent Material Adverse Effect).

Termination of the Merger Agreement

The Merger Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time only as follows:

•	by mutual written agreement of McAfee and Parent; or

•	by either McAfee or Parent, subject to certain limitations, if:

•

the Merger has not been consummated on or before August 2, 2022 (the “End Date”), provided that if on August 2, 2022, all of the mutual closing conditions other than the mutual conditions set forth in bullets 2 through 5 in the section labeled “Conditions to the Closing of the Merger” immediately above this section that have been satisfied or waived, then the End Date will be automatically extended one time by an additional 90 days (and in such event such 90th day, or October 31, 2022, will be the “End Date”); or

•

any applicable law, temporary restraining order, preliminary or permanent injunction issued by any court or governmental authority in certain jurisdictions is in effect permanently enjoining or otherwise permanently prohibiting the consummation of the Merger, and such restraint has become final and nonappealable; or

•	at the Special Meeting, the McAfee Stockholders fail to adopt the Merger Agreement; or

•	by Parent, if:

•	prior to the adoption of the Merger Agreement by the McAfee Stockholders, an Adverse Recommendation Change has occurred; or

•

subject to certain limitations, a breach of any representation or warranty or failure to perform any covenant on the part of McAfee has occurred that would cause certain of the conditions to Parent’s obligation to consummate the Merger not be satisfied, and (A) such breach is incapable of being cured by the End Date or (B) if capable of being cured, has not been cured before the earlier of (1) 20 business days following written notice from Parent or (2) one (1) day prior to the End Date; or

•	by McAfee, if:

•

prior to the adoption of the Merger Agreement by the McAfee Stockholders, McAfee has received a Superior Proposal, the Board of Directors has complied in all material respects with its obligations under Sections 6.03(b) and (c) of the Merger Agreement, the Board of Directors authorizes McAfee to enter into a definitive agreement providing for the consummation of such Superior Proposal in accordance with the requirements described in the section of this proxy statement captioned “—The Board of Directors’ Recommendation; Adverse Recommendation Change”, and substantially concurrently with such termination, McAfee pays the applicable Company Termination Fee;

•

a breach of any representation or warranty or failure to perform any covenant on the part of Parent or Merger Subsidiary has occurred that would cause any of the conditions to McAfee’s obligation to consummate the Merger not be satisfied, and (A) such breach is incapable of being cured by the End Date or (B) if capable of being cured, has not been cured before the earlier of (1) 20 business days following written notice from McAfee or (2) one (1) day prior to the End Date; or

•

(A) all of the mutual closing conditions and also those closing conditions to Parent’s obligation to consummate the Merger have been satisfied, (B) Parent and Merger Subsidiary fail to consummate the Merger at the time required by the Merger Agreement, (C) McAfee has irrevocably notified Parent in writing that McAfee stands ready, willing and able to close the Merger, (D) McAfee gives Parent two (2) business days’ written notice stating McAfee’s intention to terminate the Merger Agreement and (E) the Merger does not close by the end of such two (2) business day period.

In the event that the Merger Agreement is terminated pursuant to the termination rights above, the Merger Agreement will be of no further force or effect without liability of any party (or any stockholder, director, officer, employee, agent, consultant or representative of such party) to the other parties; provided that

•

certain provisions of the Merger Agreement (including but not limited to those relating to the reimbursement obligations of Parent, the Confidentiality Agreement and the Fee Funding Agreements) will survive any termination of the Merger Agreement; and

•

neither McAfee nor Parent nor Merger Subsidiary will be relieved or released from any liabilities or damages arising out of its fraud or willful and material breach of any provision of the Merger Agreement; provided that under no circumstances will (a) the amount payable by Parent, Merger Subsidiary or any of their affiliates (taking into account the payment of the Parent Termination Fee), whether pursuant to the Merger Agreement or the Fee Funding Agreements, in connection with or following any termination of the Merger Agreement (including arising out of any willful and material breach (but excluding, for the avoidance of doubt, for fraud)) exceed an amount equal to $582,530,000 plus reasonable and documented out-of-pocket costs and expenses, with interest, incurred by McAfee or Parent to enforce its rights under the Merger Agreement (such enforcement expenses not to exceed $12,500,000) (the “Enforcement Expenses”) (if any) and the reimbursement obligations of Parent (if any) in the aggregate or (b) the amount payable by McAfee (taking into account the payment of the Company Termination Fee) in connection with or following any termination of the Merger Agreement (including arising out of any willful and material breach (but excluding, for the avoidance of doubt, for fraud)) exceed an amount equal to $291,265,000 plus the Enforcement Expenses (if any).

Termination Fee

If McAfee terminates the Merger Agreement for the purposes of entering into a definitive agreement with any Excluded Party or its affiliates prior to the Cut-Off Date in respect of a Superior Proposal, McAfee would be required to pay a $145,632,500 termination fee to Parent.

Alternatively, Parent will be entitled to receive a termination fee of $291,265,000 from McAfee if the Merger Agreement is terminated:

•

by McAfee, in circumstances where prior to obtaining the approval of the Merger Agreement by the McAfee Stockholders, McAfee has received a Superior Proposal, the Board of Directors has complied in all material respects with its obligations under Sections 6.03(b) and (c) of the Merger Agreement, and the Board of Directors authorizes McAfee to enter into a definitive agreement providing for the consummation of such Superior Proposal in accordance with the requirements described in the section of this proxy statement captioned “—The Board of Directors’ Recommendation; Adverse Recommendation Change”; or

•	by Parent, in circumstances where prior to obtaining the approval of the Merger by the McAfee Stockholders, an Adverse Recommendation Change occurs; or

•

in circumstances where (i) after the date of the Merger Agreement, a bona fide Acquisition Proposal has been publicly made to McAfee or directly to McAfee Stockholders or has otherwise become publicly disclosed (and not publicly withdrawn at least two (2) business days prior the Special Meeting), (ii) thereafter, the Merger Agreement is terminated by Parent or Company because either the Merger has not been consummated by the End Date or the adoption of the Merger Agreement by the McAfee Stockholders has not been obtained, and (iii) within 12 months after such termination, McAfee consummates or enters into a definitive agreement providing for the consummation of, an Acquisition Proposal that is subsequently consummated.

McAfee will be entitled to receive a termination fee of $582,530,000 from Parent (the “Parent Termination Fee”) if the Merger Agreement is terminated:

•

by McAfee, if Parent or Merger Subsidiary has breached or failed to perform any of its respective representations, warranties, covenants or other agreements set forth in the Merger Agreement such that certain conditions set forth in the Merger Agreement are not satisfied, and such breach is not capable of being cured, or is not cured, before the earlier of one (1) day prior to the End Date or the date that is 20 business days following McAfee’s delivery of written notice of such breach;

•

by Parent, if the Merger has not been consummated on or before the End Date (as further described in the section of this proxy statement captioned “Proposal 1: Adoption of the Merger Agreement—Termination of the Merger Agreement”) at a time when McAfee would have been entitled to terminate the Merger Agreement pursuant to the immediately preceding bullet; or

•

by McAfee, if (A) all of the mutual closing conditions and also those closing conditions to Parent’s obligation to consummate the Merger have been satisfied, (B) Parent and Merger Subsidiary fail to consummate the Merger at the time required by the Merger Agreement, (C) McAfee has irrevocably notified Parent in writing that McAfee stands ready, willing and able to close the Merger, (D) McAfee gives Parent two (2) business days’ written notice stating McAfee’s intention to terminate the Merger Agreement and (E) the Merger does not close by the end of such two (2) business day period.

Specific Performance

Parent, Merger Subsidiary and McAfee have agreed that irreparable damage for which money damages, even if available, would not be an adequate remedy would occur in the event that the parties do not timely perform the provisions of the Merger Agreement. Parent, Merger Subsidiary and McAfee have acknowledge and agreed that the parties will be entitled, in addition to any other right or remedy to which they are entitled at law or in equity, to an injunction and specific performance to prevent breaches (or threatened breaches) of the Merger Agreement and to enforce specifically the terms and provisions thereof. McAfee will have the right to specific performance in connection with enforcing Parent’s obligations to draw down the full proceeds of the Equity Financing and to cause Parent to consummate the transactions contemplated by the Merger Agreement, subject to the terms and conditions set forth in the Equity Commitment Letters and in the Merger Agreement, if and only if (i) all of the (x) mutual conditions to Parent, Merger Subsidiary and McAfee’s obligations to consummate the

Merger and (y) conditions to Parent and Merger Subsidiary’s obligations to consummate the Merger, in each case, have been satisfied (other than those conditions that by their terms are to be satisfied at the closing of the Merger, but subject to the satisfaction of such conditions), (ii) the Debt/Preferred Equity Financing has been funded or will be funded at the closing of the Merger if the Equity Financing is funded, (iii) Parent has failed to consummate the closing of the Merger at the time required by the Merger Agreement, and (iv) McAfee has irrevocably confirmed in writing to Parent that if specific performance were granted and the Financing were funded, then the closing of the Merger would occur.

Parent, Merger Subsidiary and McAfee have agreed not to raise any objections to the availability of the equitable remedy of specific performance to specifically enforce the terms and provisions of the Merger Agreement, or to enforce compliance with, the covenants and obligations of McAfee or Parent, as applicable, under the Merger Agreement. Any party seeking an injunction or injunctions to prevent breaches of the Merger Agreement and to enforce specifically the terms and provisions of the Merger Agreement will not be required to provide any bond or other security in connection with such injunction or enforcement.

Limitations of Liability; Costs and Expenses

If McAfee or Parent, as the case may be, fails to timely pay the Company Termination Fee or the Parent Termination Fee, as applicable, and, in order to obtain such payment, either Parent or McAfee, as the case may be, commences a suit that results in a judgment against the other party for the payment of the Company Termination Fee or Parent Termination Fee, such paying party must pay the other party its reasonable and documented out-of-pocket costs and expenses in connection with such suit, together with interest on such amount at the annual rate of the prime rate as published in The Wall Street Journal in effect on the date such payment was required to be made through the date such payment was actually received, or such lesser rate as is the maximum permitted by applicable law; provided that in no event will either party be obligated to pay more than $12,500,000 in such expenses. Except as provided otherwise in the Merger Agreement, all costs and expenses incurred in connection with the Merger Agreement will be paid by the party incurring such cost or expense.

Parent and Merger Subsidiary have agreed that, upon any termination of the Merger Agreement under circumstances where the Company Termination Fee is payable by McAfee and such Company Termination Fee is paid in full, except for the Enforcement Expenses, (i) Parent, Merger Subsidiary, the Sponsors, or any of their respective former, current or future directors, officers, employees, partners, managers, members, equityholders or affiliates or any of their respective representatives (collectively, the “Parent Related Parties”) shall be precluded from any other remedy against McAfee, at law or in equity or otherwise relating to, arising out of or in connection with the Merger Agreement or the transactions contemplated thereby, (ii) none of Parent or Merger Subsidiary shall seek to obtain any recovery, judgment, or damages of any kind, including consequential, indirect, or punitive damages, against McAfee or any of McAfee’s subsidiaries or any of their respective former, current or future directors, officers, employees, partners, managers, members, stockholders or affiliates or their respective representatives (collectively, the “Company Related Parties”) relating to, arising out of or in connection with the Merger Agreement or the transactions contemplated thereby, (iii) Parent’s right to receive payment of the Company Termination Fee pursuant to the terms of the Merger Agreement will constitute the sole and exclusive remedy of the Parent Related Parties for all losses and damages suffered as a result of the failure of the transactions contemplated by the Merger Agreement to be consummated or for a breach or failure to perform thereunder or otherwise, and (iv) upon payment of such amount, none of the Company Related Parties will have any further liability or obligation relating to, arising out of or in connection with the Merger Agreement or the transactions contemplated thereby. Additionally, in no event will McAfee be required to pay the Company Termination Fee on more than one occasion.

McAfee has agreed that, upon any termination of the Merger Agreement under circumstances where the Parent Termination Fee is payable by Parent and such Parent Termination Fee is paid in full, except for the Enforcement Expenses and the reimbursement obligations of Parent, (i) the Company Related Parties shall be precluded from any other remedy against the Parent, at law or in equity or otherwise relating to, arising out of or in connection with the Merger Agreement or the transactions contemplated thereby, (ii) McAfee shall not seek to obtain any recovery, judgement or damages of any kind, including consequential, indirect, or punitive damages, against the Parent Related Parties or any of the Debt/Preferred Equity Financing Sources relating to, arising out of or in connection with the Merger Agreement, the Debt/Preferred Equity Financing or the transactions contemplated by the Merger Agreement or the Debt/Preferred Equity Financing, (iii) McAfee’s right to receive payment of the Parent Termination Fee pursuant to the Merger Agreement shall constitute the sole and exclusive remedy of the Company Related Parties against the Parent Related Parties or any of the Debt/Preferred Equity Financing Sources for all losses and damages suffered as a result of the failure of the transactions contemplated by the Merger Agreement to be consummated or for a breach or failure to perform thereunder or otherwise, and (iv) upon payment of the Parent Termination Fee, none of the Parent Related Parties or any of the Debt/Preferred Equity Financing Sources shall have any further liability or obligation to any of the Company Related Parties relating to, arising out of or in connection with the Merger Agreement, the Debt/Preferred Equity Financing or the transactions contemplated by the Merger Agreement or the Debt/Preferred Equity Financing; provided, that (a) nothing in this paragraph will impair McAfee’s or Parent’s right to seek specific performance prior to the valid termination of the Merger Agreement solely to the extent permitted under Section 11.13 thereof, (b) the parties to the Confidentiality Agreement will remain obligated for, and McAfee will be entitled to remedies with respect to, breaches of the Confidentiality Agreement, (c) nothing in this paragraph will limit or otherwise affect the Sponsors’ obligations under the Fee Funding Agreements or prior to the valid termination of the Merger Agreement, the Equity Commitment Letters, (d) following a termination of the Merger Agreement, Parent and Merger Subsidiary will remain liable thereunder, and each Sponsor will remain liable under the applicable Fee Funding Agreement to which it is a party, for the Parent Termination Fee, any Enforcement Expenses or certain reimbursement obligations of Parent that become due and payable until paid, and (e) following a termination of the Merger Agreement, McAfee will remain liable thereunder for the Company Termination Fee and any Enforcement Expenses that become due and payable until paid.

Amendment and Waiver

The Merger Agreement may be amended or waived by the parties in writing and, in the case of an amendment, signed by each party to the Merger Agreement, at any time prior to the adoption of the Merger Agreement by the McAfee Stockholders. However, after adoption of the Merger Agreement by the McAfee Stockholders, no amendment or waiver that requires further approval by such McAfee Stockholders pursuant to the DGCL may be made without such approval. Additionally, any amendment, supplement, waiver or other modification to certain provisions of the Merger Agreement in any manner that is adverse to the interest of the Debt/Preferred Equity Financing Sources (or their affiliates or their and their affiliates’ current or future officers, directors, employees, agents, representatives, stockholders, equityholders, controlling persons, limited partners, managers, members or partners and their successors and assigns) will not be effective without the consent of the Debt/Preferred Equity Financing Sources party to the Debt Commitment Letter or Preferred Equity Commitment Letter, as applicable.

Governing Law and Venue, Waiver of Jury Trial

The parties agreed that the Merger Agreement will be governed by Delaware law, without regard to the conflicts of law rules of the State of Delaware. Each party agreed to irrevocably submit to the exclusive jurisdiction of the Court of Chancery of the State of Delaware, the United States District Court in Wilmington, Delaware and the Superior Court of the State of Delaware, New Castle County, for purposes of any suit, action or other proceeding arising out of the Merger Agreement, the other agreements contemplated by the Merger Agreement, the transactions contemplated thereby or the negotiation or performance of any of the foregoing. Each party agreed to commence any action, suit or proceeding relating to the Merger Agreement either in the Court of Chancery for the State of Delaware, New Castle County and, if such suit, action or other proceeding may not be brought in such court for jurisdictional reasons, in the United States District Court in Wilmington, Delaware, and, if such suit, action or other proceeding may not be brought in such court for jurisdictional reasons, in the Superior Court of the State of Delaware, New Castle County. Each party further irrevocably waived any right such party may have to a trial by jury with respect to any legal proceeding arising out of or relating to the Merger Agreement or the transactions contemplated thereby.

The Voting Agreement

The Supporting Stockholders, which collectively own 65,591,599 shares of Class A Common Stock and 227,349,460 shares of Class B Common Stock representing approximately 35.86% of the total outstanding Class A Common Stock and 89.40% of the total outstanding Class B Common Stock, respectively, or approximately 67.91% of the total voting power of the Company Stock as of December 14, 2021, have entered into the Voting Agreement with Parent. Pursuant to the Voting Agreement, the Supporting Stockholders have agreed, among other things, to (i) vote in favor of the proposal to approve and adopt the Merger Agreement and any related action reasonably required in furtherance thereof, and (ii) vote against (x) any action that would reasonably be expected to prevent, materially delay or materially impair the consummation of the Merger or the other transactions contemplated by the Merger Agreement, including any amendment of McAfee’s or any of its subsidiaries’ organizational documents that would reasonably be expected to prevent, materially delay or materially impair the ability of Parent or Merger Subsidiary to complete the Merger, or that would or would reasonably be expected to prevent, materially delay or materially impair the consummation of the Merger and (y) any Acquisition Proposal (other than the Merger Agreement and the Merger), in each case so long as the Merger Agreement has not been terminated and the Board of Directors has not made an Adverse Recommendation Change. The Voting Agreement shall terminate upon the earlier to occur of (a) the Effective Time and (b) the termination of the Merger Agreement.

Subject to certain exceptions, the Supporting Stockholders may not transfer their shares of Company Stock other than to affiliates in the event that certain conditions are met.

Amendment to Tax Receivable Agreement and OpCo LLC Agreement

The following summary describes certain relevant provisions of the TRA, the OpCo LLC Agreement and the material provisions of the Amendment. The descriptions of the TRA, the OpCo LLC Agreement and the Amendment in this summary and elsewhere in this proxy statement are not complete and are qualified in their entirety by reference to the TRA, the OpCo LLC Agreement and the Amendment, each of which is incorporated into this proxy statement by reference. We encourage you to read the TRA, the OpCo LLC Agreement and the Amendment carefully and in their entirety because this summary may not contain all the information about the TRA, the OpCo LLC Agreement and the Amendment that is important to you. The rights and obligations of the parties are governed by the express terms of the TRA, the OpCo LLC Agreement and the Amendment and not by this summary or any other information contained in this proxy statement.

Concurrent with the initial public offering of shares of the Class A Common Stock and related reorganization transactions undertaken in connection with the initial public offering of McAfee, McAfee entered into a tax receivable agreement with the TRA beneficiaries. McAfee acquired favorable tax attributes as a result of the reorganization transactions. In addition, exchanges or redemptions of OpCo LLC units for cash or shares of Class A Common Stock are expected to produce favorable tax attributes for McAfee. When McAfee acquires OpCo LLC units in connection with these exchanges or redemptions, anticipated tax basis adjustments are likely to increase (for tax purposes) McAfee’s depreciation and amortization deductions, thereby reducing the amount of income tax that McAfee would be required to pay in the future in the absence of this increased basis. This increased tax basis may also decrease the gain (or increase the loss) on future dispositions of certain assets to the extent that the tax basis is allocated to those assets. Under the terms of the TRA, absent a change of control of McAfee, McAfee would generally be required to pay to the TRA beneficiaries 85% of the benefits, if any, that McAfee is deemed to realize (calculated using certain assumptions) as a result of (i) all or a portion of McAfee’s allocable share of existing tax basis in the assets of OpCo LLC (and its subsidiaries) acquired in connection with the reorganization transactions undertaken in connection with McAfee’s initial public offering, (ii) increases in McAfee’s allocable share of existing tax basis in the assets of OpCo LLC (and its subsidiaries) and tax basis adjustments in the assets of OpCo LLC (and its subsidiaries) as a result of sales or exchanges of OpCo LLC units after McAfee’s initial public offering, (iii) certain tax attributes of the corporations McAfee acquired in connection with such reorganization transactions (including their allocable share of existing tax basis in the assets of OpCo LLC (and its subsidiaries)), and (iv) certain other tax benefits related to entering into the TRA, including tax benefits attributable to payments under the TRA. The increases in McAfee’s allocable share of existing tax basis in OpCo LLC assets and tax basis adjustments generated over time may increase (for tax purposes) depreciation and amortization deductions available to members of OpCo LLC and, therefore, may reduce the amount of tax that McAfee would otherwise be required to pay in the future in respect of taxable income and gain allocated to McAfee with respect to OpCo LLC units.

In addition, the TRA provides that if certain mergers, asset sales, other forms of business combination or other changes of control with respect to McAfee were to occur, then the TRA would terminate and McAfee’s obligations, or McAfee’s successor’s obligations, under the TRA would accelerate and become due and payable. Absent the Amendment, the amount of such accelerated change of control payment obligations would have been calculated as aggregate payment obligations under the TRA absent a change of control based on certain assumptions set forth in the TRA, including (among others) the assumption that McAfee would have sufficient taxable income in each taxable year ending on or after the change of control to fully utilize all potential future tax benefits that are subject to the TRA. The Merger, upon closing, constitutes a change of control under the TRA that would cause the payment obligations to accelerate and become due and payable.

On November 5, 2021, in connection with the execution of the Merger Agreement, McAfee, OpCo LLC and certain of their respective affiliates entered into the Amendment with certain other parties, in accordance with the terms of the TRA and the OpCo LLC Agreement. The Amendment (i) amends the TRA and the OpCo LLC Agreement (as further described below) and (ii) provides for certain covenants regarding tax reporting and tax-related actions after the closing of the Merger.

The Amendment provides for (i) the payment of amounts due under the TRA with respect to McAfee’s 2020 U.S. federal income tax year in accordance with the terms of the TRA up to an aggregate amount of $2,000,000, which payments shall be paid no later than 10 business days prior to the Closing Date, (ii) the suspension of all other payments under the TRA from and after November 5, 2021 and (iii) the amendment of the TRA by inserting a new Section 7.19 into the TRA effective as of immediately prior to and contingent upon the occurrence of the Effective Time which will result in the TRA (and all of McAfee’s payment obligations thereunder, including the obligation to make any of the foregoing suspended payments) terminating immediately prior to the Effective Time. The Amendment also includes agreements among the parties thereto regarding the preparation of tax returns for tax periods that end on, before or include the Closing Date and limits actions that may be taken by McAfee, OpCo LLC and certain of their controlled affiliates after the closing of the Merger to the extent such actions may have an effect on items reflected on such tax returns.

The Amendment also (i) suspends all tax distributions under the OpCo LLC Agreement from and after November 5, 2021 for so long as the Amendment is in effect, and (ii) provides that from and after the Effective Time, no person or entity shall have any obligation to make or pay tax distributions under the OpCo LLC Agreement.

In the event the Merger Agreement is terminated in accordance with its terms, the Amendment shall become null and void ab initio and all payments that were suspended under the TRA pursuant to the Amendment, and all tax distributions that were suspended under the OpCo LLC Agreement pursuant to the Amendment, shall be made by McAfee and OpCo LLC as if the Amendment had never been executed.

The Amendment will result in (i) the suspension of certain payments under the TRA with respect to McAfee’s 2021 U.S. federal income tax year in aggregate and (ii) contingent upon the occurrence of the Effective Time under the Merger Agreement, a permanent elimination of certain payments under the TRA that would have otherwise been payable to the TRA beneficiaries under the TRA with respect to McAfee’s 2021 U.S. federal income tax year. The Amendment will also eliminate any obligation of McAfee to make a payment under the TRA as a result of a change of control of McAfee, which would be substantial. The Amendment also will result in (i) the suspension of certain tax distributions by OpCo LLC under the OpCo LLC Agreement with respect to McAfee’s 2021 and 2022 U.S. federal income tax years (calculated assuming the Effective Time under the Merger Agreement occurs no later than April [1], 2022) and (ii) contingent upon the occurrence of the Effective Time under the Merger Agreement, a permanent elimination of an obligation to make such tax distributions under the OpCo LLC Agreement. Tax distributions under the OpCo LLC Agreement are intended to be sufficient to cover OpCo LLC members’ respective U.S. federal, state and local income tax liability (as determined in accordance with the OpCo LLC Agreement). Such tax liability relates to the net amount of taxable income and gain allocated to such members for the relevant taxable period (or as a result of any capital shifts or guaranteed payments for the use of capital) with respect to OpCo LLC units held by such members. The suspension and/or elimination of tax distributions under the Amendment will reduce the outflow of cash from OpCo LLC to members of the OpCo LLC each quarter during the period that the Amendment is in effect.

For more information with respect to the Amendment, please see our other filings with the SEC, including the section in our 2021 Proxy Statement captioned “Amendment to Tax Receivable Agreement and OpCo LLC Agreement” above and a copy of the Amendment which is included as Exhibit 99.2 to McAfee’s Current Report on Form 8-K, filed on November 8, 2021. A copy of the TRA is included as Exhibit 10.2 to McAfee’s Current Report on Form 8-K, filed on October 26, 2020, and a copy of the OpCo LLC Agreement is included as Exhibit 10.1 to McAfee’s Current Report on Form 8-K, filed on October 26, 2020.

The Board of Directors recommends that you vote “FOR” this proposal.

PROPOSAL 2: THE MCAFEE COMPENSATION PROPOSAL

Under Section 14A of the Exchange Act and the applicable SEC rules issued thereunder, McAfee is required to submit a proposal to McAfee Stockholders to approve, on a non-binding advisory basis, the compensation that may be paid or become payable to McAfee’s named executive officers that is based on or otherwise relates to the Merger Agreement and the transactions contemplated by the Merger Agreement. This compensation is summarized in the section captioned “The Merger—Interests of Executive Officers and Directors of McAfee in the Merger.” The Board of Directors encourages you to review carefully the named executive officer merger-related compensation information disclosed in this proxy statement. Accordingly, McAfee is asking you to approve the following resolution:

“RESOLVED, that the McAfee Stockholders approve, on a non-binding advisory basis the compensation that will or may become payable to McAfee’s named executive officers that is based on or otherwise relates to the Merger as disclosed pursuant to Item 402(t) of Regulation S-K in the section captioned ‘The Merger—Interests of Executive Officers and Directors of McAfee in the Merger.’”

The vote on this Compensation Proposal is a vote separate and apart from the vote on the proposal to adopt the Merger Agreement. Accordingly, you may vote to approve the proposal to adopt the Merger Agreement and vote not to approve this Compensation Proposal and vice versa. Because the vote on the Compensation Proposal is advisory only, it will not be binding on McAfee. Accordingly, if the Merger Agreement is adopted and the Merger is completed, the compensation will be payable, subject only to the conditions applicable thereto, regardless of the outcome of the vote on this Compensation Proposal.

Vote Required and Board of Directors Recommendation

Approval, on a non-binding advisory basis, of the Compensation Proposal requires the affirmative vote of the outstanding shares of Company Stock representing a majority of the outstanding shares present at the Special Meeting in person or by proxy, provided a quorum is present. Assuming a quorum is present, (i) a failure to vote in person or by proxy at the Special Meeting will have no effect on the outcome of the Compensation Proposal, (ii) abstentions will be treated as votes cast and, therefore, will have the same effect as a vote against the Compensation Proposal and (iii) broker “non-votes” (if any) will have no effect on the outcome of the Compensation Proposal. Shares of Company Stock represented by properly executed, timely received and unrevoked proxies will be voted in accordance with the instructions indicated thereon. If a McAfee Stockholder returns a signed proxy card without indicating voting preferences on such proxy card, the shares of Company Stock represented by that proxy will be counted as present for purposes of determining the presence of a quorum for the Special Meeting and all of such shares will be voted as recommended by the Board of Directors.

The Board of Directors recommends that you vote “FOR” this proposal.

PROPOSAL 3: ADJOURNMENT OF THE SPECIAL MEETING

We are asking you to approve a proposal to adjourn the Special Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting. If McAfee Stockholders approve the adjournment proposal, we could adjourn the Special Meeting and any adjourned session of the Special Meeting and use the additional time to solicit additional proxies, including soliciting proxies from McAfee Stockholders that have previously returned properly executed proxies voting against adoption of the Merger Agreement. Among other things, approval of the adjournment proposal could mean that, even if we had received proxies representing a sufficient number of votes against adoption of the Merger Agreement such that the proposal to adopt the Merger Agreement would be defeated, we could adjourn the Special Meeting without a vote on the adoption of the Merger Agreement and seek to convince the holders of those shares to change their votes to votes in favor of adoption of the Merger Agreement. Additionally, we may seek to adjourn the Special Meeting if a quorum is not present or otherwise at the discretion of the chairman of the Special Meeting.

The Board of Directors recommends that you vote “FOR” this proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, as of the Record Date, regarding ownership of our common stock by:

•	each person or group of affiliated persons known by us to be the beneficial owner of more than 5% of our outstanding common stock;

•	each of our directors;

•	each of our named executive officers (each, an “NEO”); and

•	all directors and executive officers as a group.

The amounts for our NEOs and executive officers and directors as a group and our significant stockholders are as of the Record Date unless otherwise indicated in a footnote below (and in that case are based upon SEC filings made on behalf of such owners). Beneficial ownership in this table is determined in accordance with the rules of the SEC, and does not necessarily indicate beneficial ownership for any other purpose. Under these rules, the number of shares of Company Stock deemed outstanding includes those shares issuable upon exercise of options held by the respective person or group that may be exercised within 60 days after the Record Date. For purposes of calculating each person’s or group’s percentage ownership, unvested stock options exercisable within 60 days and all shares of restricted stock are included for that person or group, but not for any other person or group. Percentage of beneficial ownership is based on the shares of common stock outstanding as of the Record Date. Beneficial ownership representing less than 1% is denoted with an asterisk (*).

	Class A common stock beneficially owned(1)				Class B common stock beneficially owned(2)
Name of beneficial owner	Number		Percentage		Number		Percentage
5% Stockholders
Intel Americas, Inc.(3)	[	●]	[	●]	[	●]	[	●]
TPG Funds(4)	[	●]	[	●]	[	●]	[	●]
Thoma Bravo Funds(5)	[	●]	[	●]	[	●]	[	●]
Snowlake Investment Pte Ltd.(6)	[	●]	[	●]	[	●]	[	●]
Directors and Named Executive Officers
Peter Leav(7)	[	●]	[	●]	[	●]	[	●]
Venkat Bhamidipati(8)	[	●]	[	●]	[	●]	[	●]
Ashish Agarwal(9)	[	●]	[	●]	[	●]	[	●]
Gagandeep Singh(10)	[	●]	[	●]	[	●]	[	●]
Sohaib Abbasi	[	●]	[	●]	[	●]	[	●]
Mary Cranston	[	●]	[	●]	[	●]	[	●]
Tim Millikin(11)	[	●]	[	●]	[	●]	[	●]
Kathy Willard	[	●]	[	●]	[	●]	[	●]
John Winkelried	[	●]	[	●]	[	●]	[	●]
Jeff Woolard	[	●]	[	●]	[	●]	[	●]
Gunther Bright	[	●]	[	●]	[	●]	[	●]
Emily Rollins	[	●]	[	●]	[	●]	[	●]
All directors and executive officers as a group (12 people) (12)	[	●]	[	●]	[	●]	[	●]

*	Represents beneficial ownership of less than 1%.
(1)

The OpCo LLC Units are exchangeable for cash or, at our option, shares of our Class A Common Stock on a one-for-one basis. In these tables, other than with respect to the TPG Funds, beneficial ownership of OpCo LLC Units has not been reflected as beneficial ownership of shares of our Class A Common Stock for which such LLC Units may be exchanged. When an OpCo LLC Unit is exchanged for cash or, at our option, Class A Common Stock by a stockholder who holds shares of Class B Common Stock, a corresponding share of Class B Common Stock will be cancelled. Accordingly, in the first table above, the percentages of Class A common stock provided with respect to the TPG Funds also reflects combined voting power for the TPG Funds.

(2)

The holders of shares of Class B Common Stock reflected in this table also reflect an equal number of beneficially owned by or repurchased from such holder in connection with this offering, as applicable.

(3)

Intel Corporation may also be deemed to beneficially own these shares due to its ownership of Intel Americas, Inc. Intel Corporation’s and Intel Americas, Inc.’s address is c/o Intel Corporation, 2200 Mission College Boulevard, Santa Clara, California 95054.

(4)

Shares of Class A Common Stock shown as beneficially owned by the TPG Funds (as defined below) include             shares of Class A Common Stock. The general partner of each of (i) TPG Co-Invest I, (ii) TPG AIV I, (iii) TPG VII Manta AIV Co-Invest, and (iv) TPG Manta Holdings II is TPG VII Manta GenPar, L.P., a Delaware limited partnership, whose general partner is TPG VII Manta GenPar Advisors, LLC, a Delaware limited liability company, whose sole member is TPG Holdings II, L.P., a Delaware limited partnership, whose general partner is TPG Holdings II-A, LLC, a Delaware limited liability company, whose sole member is TPG Group Holdings (SBS), L.P., a Delaware limited partnership (“TPG Group Holdings”), whose general partner is TPG Group Holdings (SBS) Advisors, LLC, a Delaware limited liability company, whose sole member is TPG Group Holdings (SBS) Advisors, Inc., a Delaware corporation. The general partner of TPG Side-by-Side is TPG GenPar VII SBS SA I, L.P., a Delaware limited partnership, whose general partner is TPG GenPar VII SBS SA I Advisors, LLC, a Delaware limited liability company, whose sole member is TPG Holdings III, L.P., a Delaware limited partnership, whose general partner is TPG Holdings III-A, L.P., a Cayman Islands limited partnership, whose general partner is TPG Holdings III-A, Inc., a Cayman Islands exempted company, whose sole shareholder is TPG Group Holdings. David Bonderman and James G. Coulter are the sole shareholders of TPG Group Holdings (SBS) Advisors, Inc. and may therefore be deemed to beneficially own the securities held by the TPG Funds. Messrs. Bonderman and Coulter disclaim beneficial ownership of the securities held by the TPG Funds except to the extent of their pecuniary interest therein. The address of each of the TPG Funds and Messrs. Bonderman and Coulter is c/o TPG Global, LLC, 301 Commerce Street, Suite 3300, Fort Worth, TX 76102.

(5)

Shares of Class A Common Stock shown as beneficially owned by the Thoma Bravo Funds include             shares of Class A Common Stock. The general partner of each of TB XII, TB Executive XII, and TB Executive XII-a is TB Partners XII, and Thoma Bravo Partners XII, L.P. is the general partner of TB XII-A. Thoma Bravo UGP, LLC is the ultimate general partner of TB Partners XII and Thoma Bravo Partners XII, L.P. By virtue of the relationships described in this footnote, Thoma Bravo UGP, LLC may be deemed to exercise shared voting and dispositive power with respect to the shares held directly by the Thoma Bravo Funds The address of each of the Thoma Bravo Funds and Thoma Bravo UGP, LLC is c/o Thoma Bravo, L.P., 150 North Riverside Plaza, Suite 2800, Chicago, Illinois 60606.

(6)

Snowlake shares the power to vote and the power to dispose of these shares with GIC Special Investments Pte. Ltd. (“GIC SI”), and GIC, both of which are private limited companies incorporated in Singapore. GIC SI is wholly owned by GIC and is the private equity investment arm of GIC. GIC is wholly owned by the Government of Singapore and was set up with the sole purpose of managing Singapore’s foreign reserves. The Government of Singapore disclaims beneficial ownership of these shares. The business address for the GIC Investor is 168 Robinson Road, #37-01 Capital Tower, Singapore 068912.

(7)

Includes             shares of Class A Common Stock underlying Management Incentive Units and             shares of Class A Common Stock underlying Company RSUs held by Peter Leav that have vested or will vest within 60 days.

(8)

Includes             shares of Class A Common Stock underlying Management Incentive Units and             shares of Class A Common Stock underlying Company RSUs held by Venkat Bhamidipati that have vested or will vest within 60 days.

(9)

Includes             shares of Class A Common Stock underlying Management Incentive Units and             shares of Class A Common Stock underlying Company RSUs held by Ashish Agarwal that have vested or will vest within 60 days.

(10)	Includes shares of Class A Common Stock underlying Company RSUs held by Gagandeep Singh that have vested or will vest within 60 days.
(11)

Does not include shares of Class A Common Stock and Class B Common Stock beneficially owned by the TPG Funds. Tim Millikin is a Partner of TPG. The address of each of Tim Millikin is c/o TPG Global, LLC, 301 Commerce Street, Suite 3300, Fort Worth, TX 76102

(12)

Includes             shares of Class A Common Stock underlying Management Incentive Units and             shares of Class A Common Stock underlying Company RSUs that have vested or will vest within 60 days, in each case held by our current directors, our current executive officers, and our named executive officers as a group.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires McAfee’s directors and executive officers, and persons who own more than ten percent of a registered class of McAfee’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Company Stock and other equity securities of McAfee. Officers, directors and holders of greater than ten percent of Company Stock are required by SEC regulation to furnish McAfee with copies of all Section 16(a) forms they file.

To McAfee’s knowledge, based solely on a review of the copies of such reports furnished to McAfee and written representations that no other reports were required, during the year ended December 26, 2021, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

FUTURE STOCKHOLDER PROPOSALS

If the Merger is completed, we will have no public stockholders and there will be no public participation in any future meetings of McAfee Stockholders. However, if the Merger is not completed, McAfee Stockholders will continue to be entitled to attend and participate in stockholder meetings.

If the Merger is completed, McAfee does not expect to hold a 2022 annual meeting of McAfee Stockholders. However, if the Merger is not completed, McAfee will hold a 2022 annual meeting of McAfee Stockholders.

As described in our annual proxy statement for the 2021 annual meeting of McAfee Stockholders filed on April 22, 2021, McAfee Stockholders had the opportunity to submit proper proposals for inclusion in our proxy statement and for consideration at the annual meeting of McAfee Stockholders to be held in 2022 (the “2022 annual meeting”) by submitting their proposals in writing to our Secretary at McAfee’s principal executive offices no later than the close of business on December 23, 2021 and otherwise complying with the requirements of Rule 14a-8 of the Exchange Act.

Our bylaws provide that, for stockholder nominations to the Board of Directors or other proposals to be considered at an annual meeting, the McAfee Stockholder must have given timely notice thereof in writing to the Secretary at McAfee Corp., 6220 America Center Drive, San Jose, California 92005. To be timely, the McAfee Stockholder’s notice must be delivered to or mailed and received by us not earlier than the close of business on the 120th day nor later than the close of business on the 90th day prior to the anniversary date of the prior year’s annual meeting, except that if the annual meeting is set for a date that is not within 30 days before or after such anniversary date, we must receive the notice not later than the close of business on the tenth day following the day on which we first provide notice or public disclosure of the date of the annual meeting. Assuming the date of our 2022 annual meeting is not so advanced or delayed, McAfee Stockholders who wish to make a proposal at the 2022 annual meeting must notify us no earlier than February 3, 2022 and no later than March 5, 2022. Such notice must provide the information required by our bylaws with respect to each matter the McAfee Stockholder proposes to bring before the 2022 annual meeting. If you wish to obtain a free copy of our bylaws, please contact Investor Relations at McAfee Corp., 6220 America Center Drive, San Jose, California 92005, or by email at investor@mcafee.com.

WHERE YOU CAN FIND MORE INFORMATION

The SEC allows us to “incorporate by reference” information into this proxy statement, which means that we can disclose important information to you by referring you to other documents filed separately with the SEC. The information incorporated by reference is deemed to be part of this proxy statement, except for any information superseded by information in this proxy statement or incorporated by reference subsequent to the date of this proxy statement. This proxy statement incorporates by reference the documents set forth below that we have previously filed with the SEC. These documents contain important information about us and our financial condition and are incorporated by reference into this proxy statement.

The following McAfee filings with the SEC are incorporated by reference:

•	McAfee’s Annual Report on Form 10-K for the fiscal year ended December 26, 2020, filed on March 1, 2021;

•	McAfee’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 25, 2021, filed on November 9, 2021;

•	McAfee’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 26, 2021, filed on August 10, 2021;

•	McAfee’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 27, 2021, filed on May 6, 2021; and

•	McAfee’s Current Report on Form 8-K, filed on November 8, 2021.

We also incorporate by reference into this proxy statement additional documents that we may file with the SEC between the date of this proxy statement and the earlier of the date of the Special Meeting or the termination of the Merger Agreement. These documents include periodic reports, such as Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, as well as Current Reports on Form 8-K and proxy soliciting materials. The information provided on our website is not part of this proxy statement, and therefore is not incorporated by reference herein.

Information furnished under Item 2.02 or Item 7.01 of any Current Report on Form 8-K, including related exhibits, is not and will not be incorporated by reference into this proxy statement.

You may read and copy any reports, statements or other information that we file with the SEC at the SEC’s public reference room at the following location: 100 F Street, N.E., Room 1580, Washington, DC 20549. You may also obtain copies of those documents at prescribed rates by writing to the Public Reference Section of the SEC at that address. Please call the SEC at (800) SEC-0330 for further information on the public reference room. These SEC filings are also available to the public from commercial document retrieval services and at www.sec.gov.

You may obtain any of the documents we file with the SEC, without charge, by requesting them in writing or by telephone from us at the following address:

McAfee Corp.

Attention: Legal Department

6220 America Center Drive

San Jose, CA 95002

(866) 648-8133

If you would like to request documents from us, please do so as soon as possible, to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt method, within one (1) business day after we receive your request. Please note that all of our documents that we file with the SEC are also promptly available through our website at https://ir.mcafee.com/. The information included on our website is not incorporated by reference into this proxy statement.

If you have any questions concerning the Merger, the Special Meeting or this proxy statement, would like additional copies of this proxy statement or need help voting your shares of Company Stock, please contact our proxy solicitor:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, NY 10022

Banks and Brokers Call: (877) 750-8307

All Others Call: (212) 750-5833

MISCELLANEOUS

McAfee has supplied all information relating to McAfee, and Parent has supplied, and McAfee has not independently verified, all of the information relating to Parent and Merger Subsidiary contained in this proxy statement.

You should rely only on the information contained in this proxy statement, the annexes to this proxy statement and the documents that we incorporate by reference in this proxy statement in voting on the Merger. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated [●], 2022. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date (or as of an earlier date if so indicated in this proxy statement), and the mailing of this proxy statement to McAfee Stockholders does not create any implication to the contrary. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make a proxy solicitation.

Annex A

Confidential

Execution Version

AGREEMENT AND PLAN OF MERGER*

dated as of

November 5, 2021

among

MCAFEE CORP.,

CONDOR BIDCO, INC.,

and

CONDOR MERGER SUB, INC.

*	Reflecting Amendment No. 1 to Agreement and Plan of Merger, dated as of November 19, 2021.

i

(continued)

(continued)

(continued)

AGREEMENT AND PLAN OF MERGER

AGREEMENT AND PLAN OF MERGER (this “Agreement”) dated as of November 5, 2021 among McAfee Corp., a Delaware corporation (the “Company”), Condor BidCo, Inc., a Delaware corporation (“Parent”), and Condor Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Subsidiary”).

W I T N E S S E T H:

WHEREAS the parties hereto intend to effect a merger in which Merger Subsidiary will be merged with and into the Company (the “Merger”), in accordance with the applicable provisions of Delaware Law, with the Company surviving the Merger, on the terms and subject to the conditions set forth herein;

WHEREAS, the respective Boards of Directors of the Company and Merger Subsidiary have unanimously determined that it is fair to and in the best interests of itself and its stockholders to enter into this Agreement and consummate the Merger on the terms and subject to the conditions set forth herein and has adopted a resolution approving, and declaring it advisable that the respective stockholders of the Company and Merger Subsidiary approve, this Agreement (including the Merger on the terms and subject to the conditions set forth in this Agreement);

WHEREAS, the Board of Directors of Parent has adopted a resolution approving and declaring advisable this Agreement and the transactions contemplated hereby;

WHEREAS, concurrently with the execution and delivery of this Agreement, each Sponsor (as defined below) is entering into a fee funding agreement (each a “Fee Funding Agreement”) in favor of the Company, pursuant to which, subject to the terms and conditions contained therein, such Sponsor is guaranteeing certain obligations of Parent and Merger Subsidiary in connection with this Agreement;

WHEREAS, following approval by the Board of Directors of the Company and concurrently with the execution and delivery of this Agreement, Parent, TPG VII Manta AIV I, L.P., TPG VII Manta Finance I, L.P., TPG VII Manta Blocker Co-Invest I, L.P., TPG VII Side-by-Side Separate Account I, L.P., TPG VII Manta Holdings II, L.P., TPG VII Manta AIV Co-Invest, L.P., and Intel Americas, Inc. are entering into a voting and support agreement with Parent in the form attached hereto as Exhibit A (the “Voting and Support Agreement”), dated as of the date of this Agreement, pursuant to which, among other things, such Persons agree to vote such Persons’ shares of Company Stock in favor of the approval and adoption of this Agreement subject to the terms and conditions therein; and

WHEREAS, concurrently with the execution and delivery of this Agreement, the Company, OpCo, LLC, McAfee Finance 2, LLC, a Delaware limited liability company, McAfee, LLC, a Delaware limited liability company, the Corporate Subsidiaries (as defined in the Tax Receivables Agreement), the TPG Nominee (as defined in the Tax Receivables Agreement), the Intel Nominee (as defined in the Tax Receivables Agreement), the TB Nominee (as defined in the Tax Receivables Agreement) and the GIC TRA Party (as defined in the Tax Receivables Agreement) are entering into an agreement providing for the termination of the Tax Receivable Agreement effective upon, and only upon the Closing.

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained herein, the parties hereto agree as follows:

ARTICLE 1

Definitions

Section 1.01. Definitions.

(a) As used herein, the following terms have the following meanings:

“1933 Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“1934 Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Accelerated Vesting In-the-Money Company Stock Option” means each In-the Money Company Stock Option outstanding as of immediately prior to the Effective Time that accelerates and becomes Vested by its terms (and without further action by the Company) in connection with the transactions contemplated by this Agreement.

“Accelerated Vesting PSU” means each Company PSU outstanding as of immediately prior to the Effective Time that accelerates and becomes Vested by its terms (and without further action by the Company) in connection with the transactions contemplated by this Agreement.

“Accelerated Vesting RSU” means each Company RSU outstanding as of immediately prior to the Effective Time that accelerates and becomes Vested by its terms (and without further action by the Company) in connection with the transactions contemplated by this Agreement.

“Acquisition Proposal” means, other than the transactions contemplated by this Agreement, any bona fide offer or proposal of any Third Party relating to (i) any acquisition, exclusive license, issuance or purchase, whether direct or indirect, of assets equal to 20% or more of the consolidated assets of the Company or to which 20% or more of the consolidated revenues, EBITDA or earnings (i.e. net income) of the Company are attributable or securities equal to 20% or more of the total outstanding shares or voting power of Company Stock or 20% or more of the total outstanding OpCo Units or voting power of OpCo LLC, (ii) any tender offer or exchange offer that, if consummated, would result in such Third Party beneficially owning 20% or more of the total outstanding shares or voting power of Company Stock or 20% or more of the total outstanding OpCo Units or voting power of OpCo LLC, or (iii) a merger, consolidation, statutory share exchange, business combination, sale, liquidation, dissolution, recapitalization, reorganization or other similar extraordinary transaction involving the Company or any of its Subsidiaries whose assets, individually or in the aggregate, constitute 20% or more of the consolidated assets of the Company or to which 20% or more of the consolidated revenues, EBITDA or earnings (i.e. net income) of the Company are attributable or as a result of which the stockholders of the Company immediately prior to such transaction would cease to own more than 80% of the total voting power of the Company or any surviving entity (or any direct or indirect parent company thereof) or the equityholders of OpCo LLC immediately prior to such transaction would cease to own more than 80% of the voting power of OpCo LLC immediately following such transaction.

“Action” means any action, cause of action, investigation, suit, arbitration, indictment, litigation, hearing or other legal proceeding by or before a Governmental Authority or arbitrator.

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person. The term “control” means the possession, directly or indirectly,

2

of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlled” and “controlling” have meanings correlative thereto.

“Applicable Law” means, with respect to any Person, any foreign or domestic, federal, state or local statute, law (including common law), ordinance, code, rule, regulation, order, injunction, judgment, decree, ruling or other similar requirement enacted, adopted, promulgated or applied by a Governmental Authority that is legally binding upon and applicable to such Person.

“Benefit Plan” means any “employee benefit plan,” as defined in Section 3(3) of ERISA (whether or not subject to ERISA) and each other material employment, consulting, severance, change in control, retention, termination, or similar Contract, plan, program, practice, arrangement or policy providing for compensation, bonuses, profit-sharing, stock option, stock purchase, restricted stock, equity or other equity -related rights or other forms of incentive or deferred compensation, health and welfare, life, or disability insurance (including any self-insured arrangements), health or medical benefits, employee assistance program, and post-employment or retirement benefits (including deferred compensation, pension, health, medical or life insurance benefits).

“Business Benefit Plan” means any Benefit Plan (i) maintained, administered, contributed to or sponsored by the Company or any of its Subsidiaries and with respect to which the Company or any of its Subsidiaries has or had any liability (contingent or otherwise), (ii) that, in connection with the closing of the transactions contemplated by the Business Sale Agreement (including, as applicable, any local closing in connection therewith), has been or is expected to be directly or indirectly transferred to, or assumed by, a Person that is not an ERISA Affiliate of the Company or any of its Subsidiaries (determined as of immediately following the ultimate transfer or assumption of such Benefit Plan undertaken in connection with such transactions), and (iii) that, after such transfer, will not give rise to any continuing liability (contingent or otherwise) to the Company or any of its Subsidiaries (except as provided in the Business Sale Agreement).

“Business Day” means a day, other than Saturday, Sunday or other day on which commercial banks in the states of California or New York are authorized or required by Applicable Law to close.

“Business Sale Agreement” means (a) that certain Contribution and Equity Purchase Agreement, dated as of March 6, 2021, by and among Magenta Buyer LLC, a Delaware limited liability company, McAfee, LLC, a Delaware limited liability company, and McAfee Security UK Ltd., a United Kingdom private limited company, (b) all exhibits, annexes, schedules and Ancillary Agreements (as defined therein) thereto, and (c) any Local Transfer Agreements (as defined in the Contribution and Equity Purchase Agreement), in each of the forgoing clauses (a), (b) and (c), including all exhibits, annexes, schedules thereto, as may be amended, modified or waived.

“Cash Award” means a cash award providing the holder thereof with the opportunity to be paid an amount in cash equal to (i) with respect to each In-the-Money Company Stock Option that is not Vested, (A) the excess of the Per Share Consideration over the Option Exercise Price of such In-the-Money Company Stock Option multiplied by (B) the number of shares of Class A Common Stock subject to such In-the-Money Company Stock Option as of immediately prior to the Effective Time (and (ii) with respect to each Company Restricted Share, Company RSU, or Company PSU that is not Vested, (A) the number of shares of Company Stock subject to such Company Restricted Share, Company RSU, or Company PSU as of immediately prior to the Effective Time multiplied by (B) the Per Share Consideration; provided, that (x) in the case of a Company PSU that is not Vested and that has an applicable one-year performance period that ends on or ended prior to the Effective Time, for purposes of determining the number of shares of Company Stock subject to such Company PSU converted into the Cash Award, such Company PSU shall be deemed earned based on the actual performance during such performance period, and (y) in the case of a Company PSU that is not Vested and that has an applicable one-year performance period that ends after the Effective Time, for purposes of determining the number of shares of Company Stock subject to such Company PSU converted into the Cash Award, the number of shares of

3

Company Stock subject to such Company PSU shall be determined as though such performance conditions were satisfied at the applicable target levels.

“CFIUS” means the interagency Committee on Foreign Investment in the United States, including any successor or replacement thereof.

“CFIUS Approval” means (i) a written determination from CFIUS to the effect that the transactions contemplated by this Agreement do not constitute a “covered transaction” pursuant to 31 C.F.R. § 800.213, (ii) a written determination from CFIUS to the effect that review or investigation of the transactions contemplated by this Agreement has been concluded and that a determination has been made that there are no unresolved national security concerns, or (iii) following an investigation conducted by CFIUS pursuant to 31 C.F.R. § 800.507, CFIUS reports the transaction to the President of the United States and either (A) the President of the United States makes a decision not to suspend or prohibit such transaction pursuant to his authorities under Section 721 of the Defense Production Act of 1950, as amended, or (B) the President of the United States has not taken any action within fifteen (15) days from the date he received the report from CFIUS.

“CFIUS Laws and Regulations” means all laws and regulations relating to CFIUS, including Section 721 of the Defense Production Act of 1950, as amended and 31 C.F.R. Part 800.

“CFIUS Notice” means a joint voluntary notice with respect to the transactions contemplated by this Agreement prepared by the parties and submitted to CFIUS in accordance with the requirements of the DPA.

“Class A Common Stock” means the class A common stock, $0.001 par value per share, of the Company.

“Class A Unit” shall have the meaning set forth in the OpCo LLC Agreement.

“Class B Common Stock” means the class B common stock, $0.001 par value per share, of the Company.

“Code” means the Internal Revenue Code of 1986.

“Company Award” means a Company Stock Option, Company Restricted Share, Company RSU or Company PSU.

“Company Cash Right” means (i) each award, payable in a fixed amount of cash, that was issued in connection with the initial public offering of the Company Stock to an employee of the Company or one of its Subsidiaries who provides services in China, Israel, Malaysia, Philippines, Saudi Arabia or Vietnam as a substitute for equity and/or equity based awards issued under a Company Stock Plan and (ii) each right to receive previously accrued but not yet paid cash dividends or distributions in respect of Company Equity Awards, Class A Units, or Management Incentive Units.

“Company Balance Sheet” means the consolidated balance sheet of the Company as of December 26, 2020 and the notes thereto set forth in the Company’s Form 10-K filed with the SEC for the fiscal year ended December 26, 2020, as updated by the Form 8-K filed with the SEC on August 2, 2021.

“Company Balance Sheet Date” means December 26, 2020.

“Company Disclosure Letter” means the disclosure letter dated the date hereof regarding this Agreement that has been provided by the Company to Parent and Merger Subsidiary simultaneous with the execution of this Agreement.

“Company ESPP” means the McAfee Employee Stock Purchase Plan.

4

“Company Intellectual Property” means any Intellectual Property that is owned, or purported to be owned, by the Company or any of its Subsidiaries that is material to the business of the Company and its Subsidiaries as currently conducted, taken as a whole.

“Company PSUs” means performance stock units with respect to shares of Company Stock granted under a Company Stock Plan.

“Company Registered IP” means all of the Registered IP owned, or purported to be owned, by the Company or any of its Subsidiaries that is material to the business of the Company and its Subsidiaries as currently conducted, taken as a whole.

“Company Restricted Share” means each share of Company Stock granted subject to vesting or other lapse restrictions under any Company Stock Plan.

“Company RSUs” means restricted stock units with respect to shares of Company Stock granted under a Company Stock Plan.

“Company Stock” means the shares of Class A Common Stock of the Company and Class B Common Stock of the Company.

“Company Stock Option” means each option to purchase shares of Company Stock outstanding under any Company Stock Plan.

“Company Stock Plans” means the McAfee 2017 Management Incentive Plan and the McAfee 2020 Omnibus Incentive Plan.

“Compliant” means, with respect to any applicable Required Information, that (i) such Required Information does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the Required Information not misleading in light of the circumstances in which it was made and such Required Information is, and remains throughout the Marketing Period, compliant in all material respects with all requirements for information customarily included in offerings of high yield debt securities pursuant to Rule 144A under the 1933 Act (giving effect to all supplements and updates provided thereto prior to the commencement of the Marketing Period), (ii) with respect to any interim financial statements, such interim financial statements have been reviewed by the Company’s auditors as provided in the procedures specified by the Public Company Accounting Oversight Board in AS 4105 (Reviews of Interim Financial Information) and (iii) the financial statements and other financial information included in such Required Information are, and remain throughout the Marketing Period, sufficiently current to satisfy the requirements of Rule 3-12 of Regulation S-X under the 1933 Act to permit a registration statement of the Company using such financial statements to be declared effective by the Securities and Exchange Commission on the last day of the Marketing Period and are sufficient to permit the Company’s independent accountants to issue a customary “comfort letter” to the underwriters or initial purchasers in a private placement of high yield debt securities pursuant to Rule 144A under the 1933 Act, including as to customary negative assurances and change period comfort in a “Rule 144A for life” issuance of non-convertible high yield debt securities; provided, that in no event shall Compliant be deemed to require the delivery or inclusion of any Excluded Information.

“Confidentiality Agreement” means collectively, (i) that certain the letter agreement between Advent International Corporation and the Company dated February 5, 2021, (ii) that certain the letter agreement between Crosspoint Capital Partners L.P. and the Company dated June 3, 2021, (iii) that certain the letter agreement between Permira Advisers LLC and the Company dated May 23, 2021 and (iv) that certain letter agreement between Canada Pension Plan Investment Board and the Company dated June 2, 2021.

“Contract” means any legally binding contract, agreement, note, bond, indenture, lease, license, or other agreement (written or oral).

5

“COVID-19” means the novel coronavirus, SARS-CoV-2 or COVID-19 (and all related strains and sequences), including any intensification, resurgence or any variants (including the so-called “Delta” variant), evolutions or mutations thereof, and/or related or associated epidemics, pandemics, disease outbreaks or public health emergencies.

“COVID-19 Actions” means any actions taken (or not taken) by the Company or its Subsidiaries in good faith and its reasonable business discretion (a) in response to COVID-19 (i) to protect the health and safety of the Company’s or its Subsidiaries’ employees and other individuals having dealings with the Company or its Subsidiaries or (ii) in response to business disruptions caused by COVID-19 or (b) pursuant to any law, directive, pronouncement or guideline issued by an applicable Governmental Authority or the World Health Organization providing for restrictions that relate to, or arise out of, COVID-19 (including any shelter in place, stay at home or similar orders or guidelines) (collectively clause (b), “COVID-19 Measures”).

“Credit Agreement” means that certain First Lien Credit Agreement, dated as of September 29, 2017 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time), among McAfee, LLC, the other credit parties party thereto, Morgan Stanley Senior Funding, Inc., as administrative agent and collateral agent and the lenders from time to time party thereto.

“Delaware Law” means the General Corporation Law of the State of Delaware.

“Debt/Preferred Equity Financing Entities” means the Debt/Preferred Equity Financing Sources, together with their Affiliates, and their and their Affiliates’ current or future officers, directors, employees, agents, Representatives, stockholders, equityholders, controlling Persons, limited partners, managers, members or partners and their successors and assigns.

“Debt/Preferred Equity Financing Sources” means the Persons that have committed to provide or arrange or otherwise have entered into agreements pursuant to the Debt Commitment Letter or the Preferred Equity Commitment Letter, as applicable, or in connection with all or any part of the Debt/Preferred Equity Financing described therein (or any replacement debt or equity financings) in connection with the Merger, including the parties to any commitment letters, joinder agreements, indentures, credit agreements, purchase agreements, investors rights agreement or certificates of designations entered into pursuant thereto or relating thereto.

“DPA” means Section 721 of the Defense Production Act of 1950.

“Environmental Laws” means any Applicable Laws relating to the protection of the environment or, solely as it relates to exposure to hazardous or toxic substances, human health.

“ERISA” means the Employee Retirement Income Security Act of 1974.

“ERISA Affiliate” of any entity means any other entity that, together with such entity, would be treated as a “single employer” within the meaning of Section 414(b), (c), (m) or (o) of the Code.

“Excluded Information” means any (i) pro forma financial statements, projections or other prospective information; (ii) description of all or any portion of the Debt/Preferred Equity Financing, any “description of notes” or “description of other indebtedness”, or other information customarily provided by the Debt/Preferred Equity Financing Sources or their counsel; (iii) risk factors relating to all or any component of the Financing; (iv) separate Subsidiary financial statements; provided, for the avoidance of doubt, that separate financial statements or information for Opco LLC shall not be considered “Excluded Information”; (v) any financial statements or other information required by Rules 3-09, 3-10 or 3-16, 13-01 or 13-02 of Regulation S-X, Regulation S-K Item 302 or for any period prior to December 29, 2018; (vi) information regarding officers or directors prior to consummation of the Merger (except biographical information if any of such persons will remain officers or directors after consummation of the Merger), executive compensation and related party

6

disclosure or any Compensation Discussion and Analysis or information required by Item 302 (to the extent not so provided in SEC filings) or 402 of Regulation S-K under the 1933 Act and any other information that would be required by Part III of Form 10-K (except to the extent previously filed with the SEC); (vii) information regarding affiliate transactions that may exist following consummation of the Merger unless the Company or any of its Subsidiaries was party to any such transactions prior to consummation of the Merger or to the extent not so provided in SEC filings; and (viii) information regarding any post-Closing pro forma cost savings, synergies, capitalization, ownership or other post-Closing pro forma adjustments.

“Fraud” shall mean knowing and intentional common law fraud under the laws of the State of Delaware, as determined by a court of competent jurisdiction, with respect to the representations and warranties contained in Article 3 and Article 4 and shall require an affirmative showing of, inter alia, (i) actual (as opposed to constructive) knowledge of a misrepresentation set forth in Article 3 and Article 4 (each, as modified by the applicable sections or subsections of the Company Disclosure Letter), as the case may be, (ii) the express intention of such Person that the counterparty rely on such misrepresentation to its detriment and (iii) such counterparty’s actual reliance thereon to its detriment. “Fraud” does not and shall not include equitable fraud, constructive fraud, promissory fraud, unfair dealings fraud, or any torts (including fraud) based on negligence or recklessness.

“GAAP” means generally accepted accounting principles in the United States.

“Governmental Authority” means any transnational or multinational organization or body (including the European Commission) or any domestic or foreign, federal, state or local governmental, regulatory or administrative authority, department, court, agency or official, including any political subdivision thereof.

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

“Hazardous Substance” means any toxic, radioactive or otherwise hazardous substance, waste or material that in relevant form and concentration is regulated under any Environmental Law.

“Information Systems” means all telecommunications, networks, servers, switches, endpoints, software, platforms, electronics, websites, storage, firmware, hardware, interfaces and related information technology or outsourced services, and all electronic connections between them, that are owned, operated, or used by the Company or its Subsidiaries.

“Intellectual Property” means (i) all United States, international and foreign patents and applications therefor and all reissues, divisions, divisionals, renewals, re-examinations, extensions, provisionals, continuations and continuations-in-part thereof; (ii) all inventions (whether or not patentable), trade secrets, know how, databases, business methods, technical data and customer lists and other proprietary information; (iii) all copyrights and copyright registrations, including in computer software, throughout the world, mask works and mask work registrations; (iv) all industrial designs and any registrations and applications therefor throughout the world; (v) all trade names, logos, common law trademarks and service marks, domain names, URLs, social media accounts, and trademark and service mark registrations and applications therefor and the goodwill associated therewith throughout the world.

“In-the-Money Company Stock Option” a Company Stock Option that has an Option Exercise Price that is less than the Per Share Consideration.

“International Plan” means any Employee Plan that is maintained by the Company or any of its Subsidiaries primarily for the benefit of current or former employees of the Company or any of its Subsidiaries based outside of the United States.

“knowledge” of any Person that is not an individual means the actual knowledge of such Person’s executive officers; provided, however, that “knowledge” of the Company means the actual knowledge of the individuals listed in Section 1.01(a) of the Company Disclosure Letter.

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“Lien” means, with respect to any property or asset, any mortgage, lien, pledge, charge, security interest, encumbrance or adverse claim of any kind in respect of such property or asset.

“Malware” means “malware,” “back door,” “ransomware,” “drop dead device,” “time bomb,” “Trojan horse,” “virus” or “worm” (as such terms are commonly understood in the software industry) or any other code designed to disrupt, disable, harm or otherwise impede the operation of, or provide unauthorized access to, a computer system or network or other device on which such code is stored or installed, either automatically, with the passage of time or upon command by any person.

“Management Incentive Unit” shall have the meaning set forth in the OpCo LLC Agreement.

“Marketing Period” means the first period of 15 consecutive Business Days (A) commencing on the later of (i) the date on which Parent shall have received all Required Information which is Compliant and remains Compliant during such 15 consecutive Business Day period and (ii) the date on which the conditions set forth in Section 9.01 (other than Section 9.01(b)) are satisfied, or, in the case of this clause (ii), if earlier, the date on which Parent in its sole discretion notifies the Company that it intends to commence the Marketing Period and (B) throughout which nothing has occurred and no condition exists that would cause any of the conditions set forth in Section 9.01 and Section 9.02 to fail to be satisfied or any Required Information to fail to remain Compliant; provided, that the Marketing Period shall not be deemed to have commenced if, prior to the completion of such 15 consecutive Business Day period, (A) the auditor of the applicable audited financial statements of the Company shall have withdrawn, or has advised the Company in writing that it intends to withdraw, its audit opinion with respect to any audited financial statements included in the Required Information, in which case the Marketing Period shall stop and a new period of 15 consecutive Business Days shall not commence unless and until a new unqualified audit opinion is issued with respect to the audited financial statements of the Company for the applicable periods by such firm or another independent public accounting firm of recognized national standing or (B) the Company shall have publicly announced any intention to restate any financial statements included in the Required Information or shall have publically announced that any such restatement is under consideration or may be a possibility, in which case the Marketing Period shall stop and a new period of 15 consecutive Business Days shall not commence unless and until such restatement has been completed and the applicable Required Information has been amended or the Company has announced that it has concluded that no restatement shall be required in accordance with GAAP; provided, further that (1) November 25, 2021 or November 26, 2021 shall not be counted as a Business Day for such 15 consecutive Business Day period (it being understood that such exclusion shall not restart such 15 consecutive Business Day period), (2) the Marketing Period shall either be completed on or prior to December 17, 2021 or commence no earlier than January 3, 2022; (3) the Marketing Period shall either be completed on or prior to February 6, 2022, or commence after the receipt of Compliant audited financial statements of the Company for the fiscal year ending December 25, 2021 and (4) the Marketing Period shall either be completed on or prior to August 19, 2022 or commence no earlier than September 6, 2022; provided, further that the Marketing Period in any event shall end on any earlier date on which the Debt Financing is consummated. If at any time the Company shall in good faith reasonably believe that it has provided the Required Information, the Company may deliver to Parent a written notice to that effect (stating when it believes it completed such delivery), in which case the requirement to deliver the Required Information will be deemed to have been satisfied as of the date of such notice, unless Parent in good faith reasonably believes the Company has not completed the delivery of the Required Information and, within three Business Days after the receipt of such notice from the Company, delivers a written notice to the Company to that effect (stating with specificity which portion of the Required Information the Company has not delivered), following which the Required Information shall be deemed to have been received by Parent as soon as the Company delivers to Parent such specified portion of the Required Information that is Compliant.

“Material Adverse Effect” or “Material Adverse Effect on the Company” means any event, change, fact, condition, circumstance or occurrence that, when considered either individually or in the aggregate together with all other adverse events, changes, facts, conditions, circumstances or occurrences, has had, or would reasonably

8

be expected to have, a material adverse effect on (i) the financial condition, business or results of operations of the Company and its Subsidiaries, taken as a whole or (ii) the ability of the Company to consummate the Merger; provided, however, with respect to clause (ii), that the taking of any action specifically required to be taken, or the failure to take any action specifically prohibited, by this Agreement shall not be taken into account in determining whether or not there has been a Material Adverse Effect; provided, further, that for purposes of the forgoing clause (i) none of the following shall constitute (either alone or in combination) or shall be taken into account in determining whether or not there has been or would reasonably be expected to have a Material Adverse Effect (and any effect, event, change, fact, condition, circumstance or occurrence to the extent resulting from, relating to or arising from any one or more of the following shall be excluded from such determination): (a) the execution and delivery of this Agreement or the other Transaction Documents, the consummation of the transactions contemplated hereby or thereby, or the consummation of the transactions contemplated hereby or thereby, or the announcement of any of the foregoing, the identity of the Parent and any of its Affiliates, or the taking of any action specifically required to be taken (other than the requirement that the Company and its Subsidiaries use reasonable best efforts to operate in the ordinary course), or the failure to take any action specifically prohibited by this Agreement, including, in each case, their impact on relationships with customers (including Governmental Authority customers), suppliers, distributors, resellers, distribution partners (including retailers and e-commerce retailers and mobile or ISP network providers), ecosystem partners, channel partners (including OEMs) or employees or others having relationships with the Company or its Subsidiaries, (b) any communication by Parent or its Affiliates regarding plans or intentions with respect to the Company or any of its Subsidiaries, (c) changes in global, foreign, national or regional economic, financial, regulatory or geopolitical conditions or events in general, in each case, in the United States or elsewhere in the world, or any escalation or worsening of any of the foregoing, or any action taken by any Governmental Authority in response to any of the foregoing, (d) changes in the equity, credit, debt, financial, currency or capital markets or changes in interest or exchange rates, in each case, in the United States or elsewhere in the world, (e) anti-dumping actions, international tariffs, trade policies or disputes or any “trade war” or similar actions, (f) changes in (i) Applicable Law, (ii) regulations affecting the Company or any of its Subsidiaries or any of its customers, suppliers, vendors, distribution partners (including retailers or e-commerce retailers and mobile or ISP network providers), ecosystem partners or channel partners (including OEMs), (iii) GAAP, or (iv) any authoritative interpretation of any of the foregoing, (g) any hurricane, tornado, tsunami, flood, volcanic eruption, earthquake, nuclear incident, foreign or domestic social protest or social unrest (whether or not violent), weather conditions, power outages or electrical black-outs, wild fires or other natural or man-made disaster or similar force majeure events, (h) changes in general in any industry or any market in which the Company or any of its Subsidiaries operate or changes in the general business or economic conditions affecting any such industry or market, (i) any (a) geopolitical conditions, military conflict or actions, outbreak of hostilities, acts of war (whether or not declared), acts of foreign or domestic terrorism, rebellion or insurrection (such rebellion or insurrection being against any Governmental Authority), acts of espionage, or escalation or general worsening of any of the foregoing or (b) acts of cyberterrorism or internet- or cyber-attacks (including by means of the use of mal-ware, malicious code or computer, network or system hacking) by or sponsored by a Governmental Authority or group of cyber criminals or hackers, or cyber espionage, or escalation or general worsening of any of the foregoing (but excluding for purposes of this clause (i)(b) the performance of any of the Company’s or any of its Subsidiaries’ products in connection with any of the foregoing), (j) epidemics, pandemics, other outbreaks of infectious disease (including in each of the foregoing, COVID-19), including in each case any quarantine restrictions (including any shelter in place, stay at home or similar orders or guidelines of any Governmental Authority or the World Health Organization), or any escalation or worsening of any of the foregoing or any action, Applicable Law, pronouncement or guideline taken or promulgated by any Governmental Authority or the World Health Organization in response to any of the foregoing (including COVID-19 Measures), (k) any computer hacking, data breaches, ransom-ware affecting or impacting, or outage of or termination by a web hosting platform providing services to, the Company or any of its Subsidiaries or their respective businesses (but excluding in all circumstances the performance of any of the Company’s or any of its Subsidiaries’ products in connection with any of the foregoing), (l) taking of any action specifically required to be taken, at the written request or with the written consent of, the Parent or any of its Affiliates in compliance with this Agreement, (other than the requirement that the Company and its Subsidiaries use reasonable best efforts to operate in the ordinary course),

9

(m) any failure by the Company or any of its Subsidiaries to meet internal or published projections, forecasts or estimates of the Company or any of its Subsidiaries (provided, however, that the underlying causes of such failure may, to the extent applicable and not otherwise excluded by the other exceptions in this definition, be considered in determining whether there has been a Material Adverse Effect), (n) any change in the price or trading volume of shares of Class A common stock, par value $0.001 per share, of the Company or any other publicly traded securities of the Company (provided, however, that the underlying causes of such change may, to the extent applicable and not otherwise excluded by the other exceptions in this definition, be considered in determining whether there has been a Material Adverse Effect), (o) any reduction in the credit rating of the United States, or (p) any litigation brought by current or former stockholders of the Company (on their own behalf or on behalf of the Company), whether under Delaware Law or any Applicable Law, or other litigation, in the case of each of the foregoing in this clause (p) to the extent in respect of this Agreement or the transactions contemplated hereby; provided that notwithstanding the foregoing, in the cases of clauses (c), (d), (e), (f), (g), (h), (i), (j), (k) and (o), to the extent such effect, event, change, fact, condition, circumstance or occurrence have had a disproportionately adverse effect on the Company or any of its Subsidiaries as compared to other Persons engaged in the same industry, only such incremental disproportionate adverse effect may be taken into account in determining whether a Material Adverse Effect has occurred (and then only to the extent such incremental disproportionate adverse effect is not excluded by the other exceptions in this definition).

“NASDAQ” means the NASDAQ stock exchange.

“OpCo Units” means Class A Units and Management Incentive Units of OpCo LLC.

“OpCo LLC” means Foundation Technology Worldwide LLC, a Delaware limited liability company.

“OpCo LLC Agreement” means the Second Amended and Restated Limited Liability Company Agreement of OpCo LLC dated as of October 21, 2020.

“Option Exercise Price” means the exercise price per share of Class A Common Stock underlying a Company Stock Option.

“Orders” means any judgment, order, decree, or award of a Governmental Authority or arbitrator or settlement agreement.

“Parent Material Adverse Effect” means any change, effect, event or occurrence that prevents or materially impedes, interferes with, hinders or delays or would reasonably be expected to prevent or materially impede, interfere with, hinder or delay the consummation by Parent or Merger Subsidiary of the Merger or any of the other transactions contemplated by this Agreement; provided, however, that the taking of any action specifically required to be taken, or the failure to take any action specifically prohibited, by this Agreement shall not be taken into account in determining whether or not there has been a Parent Material Adverse Effect.

“Patent Rights” means patents and patent applications (including provisional, continuation, divisional, continuation-in-part, revision, extension, renewal, reexamination, and reissue patent applications and any patents issuing therefrom), utility models, design patents and other governmental grants for the protection of inventions or industrial designs.

“Permits” means all approvals, authorizations, registrations, licenses, exemptions, permits and consents of Governmental Authorities.

“Permitted Liens” means (a) Liens for Taxes that are not due and payable, or that may thereafter be paid without interest or penalty or that are being contested in good faith by appropriate proceedings and for which adequate reserves have been established in the Financial Statements in accordance with GAAP, (b) mechanics’, carriers’, workmen’s, warehousemen’s, repairmen’s or other like Liens arising or incurred in the ordinary course

10

of business, which are not yet due and payable or that are being contested in good faith by appropriate proceedings and for which adequate reserves have been established in the Financial Statements in accordance with GAAP, (c) Liens incurred in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other types of social security or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government Contracts, performance and return of money bonds and similar obligations, (d) zoning, building and other similar codes and regulations provided that the same are not violated by the current use of the property, (e) Liens the existence of which are disclosed in the notes to the consolidated financial statements of the Company included in the Company SEC Documents (f) Liens, easements, rights-of-way, covenants and other similar restrictions that have been placed by any developer, landlord or other Person on property over which the Company or any of its Subsidiaries has easement rights, or on the underlying fee interest of any property leased by the Company or any of its Subsidiaries and subordination or similar agreements relating thereto, in each case which do not materially impact the current use thereof nor are violated thereby in any material respect, (g) non-exclusive licenses granted under Intellectual Property in the ordinary course of business, (h) Liens (other than Liens securing indebtedness for borrowed money), defects or irregularities in title, easements, rights-of-way, covenants, restrictions and other similar matters that would not reasonably be expected to, individually or in the aggregate, materially impair the value or continued use and operation of the asset to which they relate in the business of the Company and its Subsidiaries, on a consolidated basis, as currently conducted, (i) any purchase money security interests, equipment leases or similar financing arrangements, and (j) Liens that are not material to the Company and its Subsidiaries, taken as a whole.

“Person” means an individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

“Personal Data” means any data or information relating to an identified natural person and any other data or information that constitutes personal data or personal information under any applicable Privacy Obligations.

“Privacy Obligations” means (i) all laws, directives, and binding guidance issued by any Governmental Authority that are related to privacy, security, data protection or Processing of Personal Data, including, but not limited to, the General Data Protection Regulation 2016/679 (GDPR) and any applicable national laws that implement the GDPR; the United Kingdom GDPR and UK Data Protection Act 2018; the e-Privacy Directive (Directive 2002/58/EC) and any applicable national laws that implement the e-Privacy Directive including in the United Kingdom; the Brazilian General Data Protection Law; the Personal Information Protection and Electronic Documents Act; the Act on the Protection of Personal Information, and the Information Technology Act, 2000 and the rules notified thereunder; the Federal Trade Commission Act, the CAN-SPAM Act, the Telephone Consumer Protection Act, the Electronic Communications Privacy Act; the California Consumer Privacy Act; the Payment Card Industry-Data Security Standard; data security laws; unfair or deceptive trade practices laws; data breach notification laws; and similar laws; (ii) any privacy, security, and data protection statements in the Company’s or its Subsidiaries’ applicable Privacy Policies then in effect; (iii) any public statements regarding the Company’s or its Subsidiaries’ privacy, security and data protection practices; and (iv) the Company’s and its Subsidiaries’ contractual commitments, in each case, concerning the Processing of Personal Data.

“Privacy Policies” means each external or internal, past or present, policy, notice, and/or statement of the Company and its Subsidiaries relating to Personal Data.

“Process” or “Processing” means any operation or set of operations which is performed on Personal Data, whether or not by automated means, such as the receipt, access, acquisition, collection, recording, organization, compilation, structuring, storage, safeguarding, adaptation or alteration, retrieval, consultation, use, disclosure by transfer, transmission, dissemination or otherwise making available, alignment or combination, restriction, disposal, erasure or destruction.

“Proprietary Software” means software owned, or purported to be owned, by the Company and its Subsidiaries.

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“Registered IP” means all Patent Rights, registered trademarks, registered copyrights, and applications for any of the foregoing.

“Release” means any release, spill, emission, leaking, dumping, injection, pouring, disposal or discharge into or through the environment.

“Representative” means, with respect to any Person, such Person’s directors, officers, employees, Affiliates, investment bankers, attorneys, accountants and other advisors or representatives.

“Required Information” means (i) the financial statements attached to the Company’s 8-K filing dated August 2, 2021, (ii) the Company’s unaudited balance sheets and related consolidated statements of operations, and equity and cash flows for each of the first three fiscal quarters of each fiscal year ending after December 26, 2020 to the extent such fiscal quarter ends at least 45 days prior to the Closing Date and the audited balance sheets and related consolidated statements of operations, and equity and cash flows for each fiscal year ending after December 26, 2020 to the extent such fiscal year ends at least 90 days prior to the Closing Date; and (iii) information, financial statements and financial data of the Company and its Subsidiaries that is reasonably requested by Parent in writing and of the type customarily included in an offering memorandum with respect to a private placement of high yield debt securities pursuant to Rule 144A under the 1933 Act (including information that would be required by Regulation S-X and Regulation S-K in a registered offering on Form S-1under the 1933 Act to the extent customarily included in such an offering memorandum); provided that in no event shall the Required Information be deemed to include any Excluded Information.

“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002.

“SEC” means the United States Securities and Exchange Commission.

“Security Incident” means any accidental, unlawful or unauthorized access, use, loss, alteration, destruction, compromise, acquisition or other unauthorized disclosure of Personal Data or other incident affecting Personal Data reportable to data subjects, any Governmental Authority, or any other third party under applicable Privacy Obligations.

“Subsidiary” means, with respect to any Person, any other Person of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions (or in the case of a partnership, a majority of the general partner interests) are at any time directly or indirectly owned or controlled by such Person.

“Tax” means all taxes, levies, imposts, duties, and other like charges or assessments, in each case, in the nature of a tax, including any income, alternative minimum or add-on tax, estimated, gross income, gross receipts, sales, use, transfer, transactions, intangibles, ad valorem, value-added, franchise, license, capital, paid-up capital, profits, withholding, employee withholding, payroll, worker’s compensation, unemployment insurance, social security, employment, excise, severance, stamp, transfer occupation, premium, recording, real property, personal property, unclaimed property or windfall profit tax, or other tax, together with any interest, penalties, related liabilities, fines or additions to tax that may become payable in respect thereof imposed by any country, any state, county, provincial or local government or subdivision or agency thereof.

“Tax Receivable Agreement” means the Tax Receivable Agreement, dated October 21, 2020, by and among the Company, OpCo, LLC, McAfee Finance 2, LLC, a Delaware limited liability company, McAfee, LLC, a Delaware limited liability company, the Corporate Subsidiaries party thereto, each of the Exchange TRA Parties from time to time party thereto, each of the Reorganization TRA Parties from time to time party thereto, the TPG Nominee party thereto and the Intel Nominee party thereto.

“Tax Return” means any report, form, return, document, declaration or other information or filing supplied or required to be supplied to any Governmental Authority with respect to Taxes, including information returns.

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“Taxing Authority” means any Governmental Authority (domestic or foreign) responsible for the imposition or collection of any Tax.

“Third Party” means any Person, including any “group” as defined in Section 13(d) of the 1934 Act, other than Parent or any of its Affiliates or any “group” that includes Parent or any of its Affiliates.

“Transaction Documents” means this Agreement and any other agreement executed and delivered in connection with this Agreement on the date hereof.

“US Plan” means any Employee Plan that is not an International Plan.

“Vested” means, with respect to any Company Award (or portion thereof) or Management Incentive Unit, that such Company Award or Management Incentive Unit (or, in each case, portion thereof) is outstanding and vested as of immediately prior to the Effective Time (or that will become vested by its terms (and without further action by the Company other than determinations regarding performance-based vesting in accordance with this Agreement) as a result of the transactions contemplated by this Agreement), or that will become vested pursuant to the terms of this Agreement.

(b) Each of the following terms is defined in the Section set forth opposite such term:

Term	Section
Acceptable Confidentiality Agreement	Section 6.03(h)(i)
Adverse Recommendation Change	Section 6.03(c)
Agreement	Preamble
Alternative Financing	Section 7.05(c)
Anti-Corruption Laws	Section 4.23
Appraisal Shares	Section 2.04
Certificates	Section 2.03(a)
Claim	Section 7.03(b)
Closing	Section 2.01(b)
Closing Date	Section 2.01(b)
Commitment Letters	Section 5.07(b)
Company	Preamble
Company Board Recommendation	Section 4.02(b)
Company Employees	Section 7.04(a)
Company Preferred Stock	Section 4.05(a)
Company Real Property	Section 4.14(c)
Company Related Parties	Section 11.04(e)
Company SEC Documents	Section 4.07(a)
Company Securities	Section 4.05(d)
Company Stockholder Approval	Section 4.02(a)
Company Stockholder Meeting	Section 6.02
Company Subsidiary Securities	Section 4.06(c)
Company Termination Fee	Section 11.04(b)(i)
Contracting Party	Section 11.15(a)
Cut-Off Date	Section 6.03(a)
Data Partners	Section 4.27(d)
DDTC	Section 4.03
Debt	Section 5.10
Debt Commitment Letter	Section 5.07(a)
Debt Financing	Section 5.07(a)
Debt/Preferred Equity Financing	Section 5.07(a)
Definitive Debt/Preferred Equity Financing Agreements	Section 7.05(a)

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Term	Section
Divestiture Action	Section 8.01(e)
Draft CFIUS Notice	Section 8.01(c)
Effective Time	Section 2.01(c)
Employee Plan	Section 4.17(a)
End Date	Section 10.01(b)(i)
Enforcement Expenses	Section 11.04(d)
Equity Commitment Letter	Section 5.07(b)
Equity Financing	Section 5.07(b)
Exchange and Redemption	Section 2.02(b)(ii)
Excluded Party	Section 6.03(h)(iv)
Fairness Opinion	Section 4.25
Fee Funding Agreement	Recitals
Financing	Section 5.07(b)
Foreign Regulatory Laws	Section 4.03
Goldman	Section 4.24
Indemnified Person	Section 7.03(a)
Internal Controls	Section 4.07(d)
Intervening Event	Section 6.03(h)(ii)
ITAR	Section 4.03
Leased Real Property	Section 4.14(c)
Major Channel Partner	Section 4.22
Major Supplier	Section 4.22
Malicious Code	Section 4.27(b)
Marketing Material	Section 6.05(a)
Material Contract	Section 4.21(b)
Material Real Property Lease	Section 4.14(c)
Merger	Recitals
Merger Consideration	Section 2.02(a)
Merger Subsidiary	Preamble
Morgan Stanley	Section 4.24
Multiemployer Plan	Section 4.17(c)
NewCo	Section 2.02(b)(i)
No Shop Period Start Date	Section 6.03(a)
Non-Recourse Party	Section 11.15(a)
OpCo Redemption Notice	Section 2.02(b)
Owned Real Property	Section 4.14(b)
Parent	Preamble
Parent Plans	Section 7.04(c)
Parent Related Parties	Section 11.04(e)
Parent Releasers	Section 11.15(b)
Parent Termination Fee	Section 11.04(c)
Paying Agent	Section 2.03(a)
Payment Fund	Section 2.03(b)
Per Share Consideration	Section 2.02(a)
Preferred Equity Commitment Letter	Section 5.07(a)
Preferred Equity Financing	Section 5.07(a)
Preferred Equity Issuer	Section 5.07(a)
Proxy Statement	Section 4.09
Reference Time	Section 4.05(a)
Regulatory Authority	Section 8.01(d)
Regulatory Laws	Section 8.01(b)

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Term	Section
Reimbursement Obligations	Section 6.05(b)
Required Amount	Section 5.07(f)
Restraints	Section 9.01(b)
Sanctions	Section 4.12(c)
Security Program	Section 4.27(b)
Solvent	Section 5.10
Sponsor	Section 5.07(b)
Superior Proposal	Section 6.03(h)(iii)
Surviving Corporation	Section 2.01(a)
Takeover Statute	Section 4.26
Uncertificated Shares	Section 2.03(a)
Voting and Support Agreement	Recitals

Section 1.02. Other Definitional and Interpretative Provisions. The words “hereof”, “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The preamble and recitals to this Agreement are incorporated into and made a part of this Agreement. The table of contents, and the article and section and other titles, headings and captions herein, are included for convenience of reference only and shall be ignored in the construction or interpretation hereof. References to Articles, Sections, Annexes, Exhibits and Schedules are to Articles, Sections, Annexes, Exhibits and Schedules of this Agreement unless otherwise specified. All Annexes, Exhibits and Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any terms used in any Annex, Exhibit or Schedule or in any certificate or other document made or delivered pursuant hereto but not otherwise defined therein shall have the meaning as defined in this Agreement. The definition of terms herein shall apply equally to the singular and the plural. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The word “will” shall be construed to have the same meaning as the word “shall”. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”, whether or not they are in fact followed by those words or words of like import. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or thing extends, and such shall not mean simply “if”. The word “or” shall not be exclusive (i.e., “or” shall be deemed to mean “and/or”). “Writing”, “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. Unless otherwise specified, references to any statute shall be deemed to refer to such statute as amended from time to time and to any rules or regulations promulgated thereunder. References to any agreement or Contract are to that agreement or Contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. References to any Person include the successors and permitted assigns of that Person. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted. References to “ordinary course” or “ordinary course of business” refers to the ordinary course of business of the Company and the Subsidiaries of the Company, as well as reasonable actions or omissions taken or to be taken by the Company or any of its Subsidiaries in good faith and in their reasonable business discretion from time to time in response to any novel economic or social conditions, circumstances or events, including those relating to or arising from COVID-19. The phrase “date hereof” or “date of this Agreement” shall be deemed to refer to the date set forth in the preamble of this Agreement. References from or through any date mean, unless otherwise specified, from and including or through and including, respectively. The measure of a period of one month or year for purposes of this Agreement will be the date of the following month or year corresponding to the starting date; and, if no corresponding date exists, then the end date of such period being measured will be the next actual date of the following month or year (for example, one month following February 18 is March 18 and one month following March 31 is May 1). Except as otherwise specifically indicated, for purposes of measuring the beginning and ending of time periods in this Agreement (including for purposes of “Business Day” and for hours in a day or Business Day), the time at which a thing, occurrence or event shall begin or end shall be deemed to occur in the time zone in which San Jose, California is located. References to “law”, “laws” or to a particular

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statute or law shall be deemed also to include any Applicable Law. Any references in this Agreement to “dollars” or “$” shall be to U.S. dollars. As used herein, term “made available” means that the information referred to has been (i) posted in the “data room” established by the Company or its Representatives prior to the execution of this Agreement, or (ii) sent to Parent’s counsel (listed in Section 11.01) prior to the execution of this Agreement.

ARTICLE 2

The Merger

Section 2.01. The Merger.

(a) On the terms and subject to the satisfaction or waiver of the conditions set forth in this Agreement, and in accordance with Delaware Law, at the Effective Time, Merger Subsidiary shall be merged with and into the Company, whereupon, the separate existence of Merger Subsidiary shall cease and the Company shall be the surviving corporation (the “Surviving Corporation”) and shall continue its corporate existence under the laws of the State of Delaware as a wholly owned Subsidiary of Parent.

(b) Subject to the provisions of Article 9, the closing of the Merger (the “Closing”) shall take place at the offices of Ropes & Gray LLP, 1900 University Avenue, 6th Floor, East Palo Alto, California 94303 at 7:00 a.m. California time, as soon as possible, but in any event no later than the third (3rd) Business Day after the date all of the conditions set forth in Article 9 (other than conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or, to the extent permissible, waiver by the appropriate party of those conditions at the Closing) have been satisfied or, to the extent permissible, waived by the party or parties entitled to the benefit of such conditions, or at such other place, at such other time or on such other date as Parent and the Company may mutually agree; provided that if the Marketing Period has not ended as of such date, the Closing shall instead occur on the earlier of (i) a date during the Marketing Period specified by Parent in writing to the Company on no fewer than two (2) Business Days’ notice and (ii) the third (3rd) Business Day immediately following the last day of the Marketing Period, in each case, subject to the satisfaction or waiver of the conditions set forth in Article 9 (other than conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or, to the extent permissible, waiver by the appropriate party of those conditions at the Closing) (the date on which the Closing occurs, the “Closing Date”).

(c) At the Closing, the Company and Merger Subsidiary shall cause a certificate of merger to be duly executed, acknowledged and filed with the Secretary of State of the State of Delaware in accordance with Section 251 of Delaware Law and make all other filings or recordings required by Delaware Law in connection with the Merger. The Merger shall become effective at such time (the “Effective Time”) as the certificate of merger is duly filed with the Secretary of State of the State of Delaware (or at such later time as the parties may agree in writing and specify in the certificate of merger).

(d) From and after the Effective Time, the Merger shall have the effects set forth in this Agreement and Section 259 of Delaware Law.

Section 2.02. Conversion of Shares; Exchange and Redemption of OpCo Units.

(a) At the Effective Time, by virtue of the Merger and without any action on the part of the holders thereof or any other Person:

(i) except for Appraisal Shares and shares of Company Stock cancelled or converted pursuant to Section 2.02(a)(ii) or Section 2.02(a)(iii), each share of Company Stock (including, for the avoidance of doubt, each share of Class A Common Stock resulting from the exchange of Vested Management Incentive Units, Class A Units and Class B Common Stock for Class A Common Stock in accordance with the OpCo LLC Agreement and pursuant to Section 2.02(b) below) issued and outstanding immediately prior to the Effective Time shall automatically be cancelled and converted into the right to receive $26.00 in cash,

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without interest (the per share consideration, the “Per Share Consideration” and the aggregate consideration, the “Merger Consideration”). As of the Effective Time, all such shares of Company Stock shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each share shall thereafter represent only the right to receive the Per Share Consideration to be paid in accordance with Section 2.03, without interest;

(ii) each share of Company Stock issued and outstanding and held by the Company as treasury stock or owned by Parent or Merger Subsidiary immediately prior to the Effective Time shall automatically be canceled and retired and shall cease to exist, and no payment shall be made with respect thereto;

(iii) each share of Company Stock issued and outstanding and held by any Subsidiary of either the Company or Parent (other than Merger Subsidiary) immediately prior to the Effective Time shall automatically be converted into such number of fully paid and nonassessable shares of common stock, par value $0.01 per share, of the Surviving Corporation such that each such Subsidiary owns the same percentage of the Surviving Corporation immediately following the Effective Time as such Subsidiary owned of the Company immediately prior to the Effective Time; and

(iv) each share of common stock, par value $0.01 per share, of Merger Subsidiary issued and outstanding immediately prior to the Effective Time shall be converted into and become one share of common stock, par value $0.01 per share, of the Surviving Corporation and, together with the shares described in Section 2.02(a)(iii), shall constitute the only outstanding shares of capital stock of the Surviving Corporation.

(b) Within five (5) Business Days following the date of this Agreement the Company shall provide written notice (the “OpCo Redemption Notice”) of the transactions contemplated by this Agreement to all of the Members (as defined in the OpCo LLC Agreement). Such OpCo Redemption Notice shall include such information as may reasonably describe the Merger and the other transactions contemplated by this Agreement (including this Section 2.02(b)), in accordance with Section 10.01 of the OpCo LLC Agreement. Immediately prior to the Effective Time, in accordance with Section 10.01 of the OpCo LLC Agreement and the certificate of incorporation of the Company:

(i) the Company shall require each Member to effect an Exchange (as defined in the OpCo LLC Agreement) of all of such Member’s Vested Management Incentive Units (if any) for New Class A Units (as defined in the OpCo LLC Agreement) in accordance with Section 10.01 and Section 9.02 of the OpCo LLC Agreement and, thereafter, shall require each Member to effect a Redemption (as defined in the OpCo LLC Agreement) of all of such Member’s Class A Units (including, but not limited to, any New Class A Units) and Class B Common Stock in exchange for shares of Class A Common Stock in accordance with Section 10.01 and the Redemption provisions of Article IX of the OpCo LLC Agreement (applied for this purpose as if the Company had delivered an Election Notice (as defined in the OpCo LLC Agreement) that specified a Share Settlement (as defined in the OpCo LLC Agreement) with respect to such exchanges), which Exchange and Redemption will be consummated by way of (A) first, an automatic surrender of such Class A Units (including New Class A Units) not held by the Company or one of its Subsidiaries to OpCo LLC; (B) second, a contribution by the Company to a corporation that will be formed by the Company not more than three (3) days prior to the Closing Date (“NewCo”) of a number of Shares of Class A Common Stock equal to the number of Class A Units surrendered to OpCo LLC as described in clause (A) above; (C) third, a contribution by NewCo to OpCo LLC of such shares of Class A Common Stock in exchange for the issuance by OpCo LLC to NewCo of an equal number of Class A Units; and (D) fourth, a distribution to each member of OpCo LLC that surrendered any number of Class A Units to OpCo LLC pursuant to Section 10.01 of the OpCo LLC Agreement and the transactions contemplated hereby of a number of shares of Class A Common Stock equal to the number of Class A Units so surrendered, in a transaction treated as a “disguised sale” of partnership interests for U.S. federal income Tax purposes between such member and NewCo;

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(ii) the Company shall take such other actions as are reasonably necessary or desirable to effect the exchange and redemption described in Section 2.02(b) (collectively, the “Exchange and Redemption”) in accordance with the OpCo LLC Agreement; and

(iii) each share of Class B Common Stock shall automatically be canceled immediately upon the consummation of the Exchange and Redemption, such that no shares of Class B Common Stock remain outstanding immediately prior to the Effective Time.

(c) The Board of Directors of the Company shall take (or cause to be taken) all necessary and appropriate actions so that all Management Incentive Units shall be Vested in full as of immediately prior to the Exchange and Redemption.

Section 2.03. Surrender and Payment.

(a) Prior to the Effective Time, Parent shall appoint an agent reasonably acceptable to the Company (the “Paying Agent”) and enter into a paying agent agreement with the Paying Agent reasonably acceptable to the Company for the purpose of acting as agent in exchanging for the applicable portion of the Merger Consideration (A) certificates representing shares of Company Stock (the “Certificates”) or (B) uncertificated shares of Company Stock (the “Uncertificated Shares”). Promptly after the Effective Time (but in no event later than two (2) Business Days after the Effective Time), the Company shall send, or shall cause the Paying Agent to send, to each holder of record of shares of Company Stock (other than shares of Company Stock to be canceled pursuant to Section 2.02(a)(i) or Section 2.02(a)(ii) and shares of Company Stock converted pursuant to Section 2.02(a)(iii)) as of immediately following the Exchange and Redemption and immediately prior to the Effective Time a letter of transmittal (in a form that was reasonably acceptable to the Company prior to the Effective Time) and instructions (which shall specify that the delivery shall be effected, and risk of loss and title shall pass, only upon proper delivery of the Certificates or receipt of an “agent’s message”, as applicable) for use in the exchange of such shares of Company Stock for such holder’s applicable portion of the Merger Consideration; provided, that if any holder of record of shares of Company Stock or OpCo Units requests in writing to the Company (at least five (5) Business Days prior to the Closing) to receive such letter of transmittal and instructions in advance of the Effective Time, the Company shall send, or shall cause the Paying Agent to send, to each such requesting holder such letter of transmittal and instructions in advance of the Effective Time.

(b) Each holder of shares of Company Stock that have been converted into the right to receive the Per Share Consideration shall be entitled to receive, upon (i) surrender to the Paying Agent of a Certificate, together with a properly completed and duly executed letter of transmittal in the case of certificated shares of Company Stock, or (ii) receipt of an “agent’s message” by the Paying Agent (or such other evidence, if any, of transfer as the Paying Agent may reasonably request) in the case of a book-entry transfer of Uncertificated Shares, the Per Share Consideration in respect of each share of Company Stock represented by such Certificate or Uncertificated Share. Notwithstanding anything to the contrary herein, to the extent a properly completed and duly executed letter of transmittal completed by a holder of Company Stock as of immediately following the Exchange and Redemption and immediately prior to the Effective Time that has been converted into the right to receive the Per Share Consideration is received by the Paying Agent (together with the surrender of a Certificate, if applicable) at least one (1) Business Day prior to the Effective Time, Parent shall cause to be paid out of the Payment Fund (as defined below) the applicable portion of the Merger Consideration to which such holder of Company Stock is entitled as promptly as reasonably practicable following the occurrence of the Effective Time. Until so surrendered or transferred, as the case may be, each such Certificate or Uncertificated Share shall represent after the Effective Time for all purposes only the right to receive such applicable portion of the Merger Consideration. At or prior to the Effective Time, Parent shall deposit, or cause to be deposited, with the Paying Agent, for the benefit of the holders of Company Stock entitled thereto, cash in an amount sufficient to pay the aggregate Merger Consideration (excluding any amounts in respect of any Appraisal Shares) (such cash being hereinafter referred to as the “Payment Fund”). The Payment Fund shall, pending its disbursement to the holders of Company Stock entitled thereto, be invested by the Paying Agent as directed by Parent or, after the Effective Time, the Surviving Corporation in (i) short-term direct obligations of the United States of America, (ii) short-

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term obligations for which the full faith and credit of the United States of America is pledged to provide for the payment of principal and interest, (iii) short-term commercial paper rated the highest quality by either Moody’s Investors Service, Inc. or Standard and Poor’s Ratings Services, or (iv) certificates of deposit, bank repurchase agreements or banker’s acceptances of commercial banks reasonably acceptable to the Company; provided that no such investment or losses shall affect the amounts payable to such holders of Company Stock entitled thereto and Parent shall promptly replace or cause to be replaced any funds deposited with the Paying Agent that are lost through any investment so as to ensure that the Payment Fund is at all times maintained at a level sufficient for the Paying Agent to pay the aggregate unpaid Merger Consideration. Earnings from investments, subject to the immediately preceding proviso, shall be paid to and shall be the sole and exclusive property of Parent and the Surviving Corporation and no interest will be paid or accrued for the benefit of any holders of Company Stock entitled to a portion of the Merger Consideration. Except as contemplated by Section 2.03(e) hereof, the Payment Fund shall not be used for any other purpose.

(c) If any portion of the Merger Consideration is to be paid to a Person other than the Person in whose name a surrendered Certificate is registered, it shall be a condition to such payment that (i) either such Certificate shall be properly endorsed or shall otherwise be in proper form for transfer and (ii) the Person requesting such payment shall pay to the Paying Agent any transfer or other Taxes or fees required as a result of such payment to a Person other than the registered holder of such Certificate or establish to the satisfaction of the Paying Agent that such Tax has been paid or is not payable. Payment of the applicable portion of the Merger Consideration in respect of Uncertificated Shares will only be made to the Person in whose name such Uncertificated Shares are registered as of immediately following the Exchange and Redemption and immediately prior to the Effective Time.

(d) From and after the Effective Time, there shall be no further registration of transfers of shares of Company Stock that were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates or Uncertificated Shares are presented to the Surviving Corporation or the Paying Agent, they shall be canceled and exchanged for the portion of the Merger Consideration provided for, and in accordance with the procedures set forth, in this Article 2.

(e) Any portion of the Payment Fund that remains undistributed to the former holders of shares of Company Stock entitled thereto one (1) year after the Effective Time shall be returned to Parent, upon demand, and any such former holder of shares of Company Stock who has not exchanged shares of Company Stock for the Per Share Consideration to which they are entitled in accordance with this Section 2.03 prior to that time shall thereafter look only to Parent and the Surviving Corporation for payment of the applicable portion of the Merger Consideration, in respect of such shares of Company Stock without any interest thereon. Notwithstanding the foregoing, Parent and the Surviving Corporation shall not be liable to any holder of shares of Company Stock for any amounts properly paid to a public official pursuant to applicable abandoned property, escheat or similar laws. Any amounts remaining unclaimed by holders of shares of Company Stock immediately prior to such time when such amounts would otherwise escheat to or become property of any Governmental Authority shall become, to the extent permitted by Applicable Law, the property of Parent free and clear of any claims or interest of any Person previously entitled thereto.

Section 2.04. Appraisal Shares. Notwithstanding Section 2.02, shares of Company Stock issued and outstanding immediately prior to the Effective Time (other than shares of Company Stock canceled in accordance with Section 2.02(b)) and held by a holder who has not voted in favor of adoption of this Agreement or consented thereto in writing and who has properly exercised appraisal rights in respect of such shares in accordance with Delaware Law (such shares being referred to collectively as the “Appraisal Shares” until such time as such holder fails to perfect, withdraws or otherwise loses such holder’s appraisal rights under Delaware Law with respect to such shares) shall not be converted into a right to receive the Per Share Consideration but instead shall be cancelled and the holders thereof shall cease to have any rights with respect thereto other than the right to payment of the appraised value of such shares in accordance with Delaware Law; provided that if, after the Effective Time, such holder fails to perfect, withdraws or otherwise loses such holder’s right to appraisal

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pursuant to Delaware Law, such shares of Company Stock shall be deemed to have been converted as of the Effective Time into the right to receive the Per Share Consideration in accordance with Section 2.02(a), without interest thereon, upon surrender of such Certificate formerly representing such share or transfer of such Uncertificated Share, as the case may be. The Company shall provide Parent prompt notice of any demands received by the Company for appraisal of shares of Company Stock, any withdrawal of any such demand and any other demand, notice or instrument delivered to the Company prior to the Effective Time pursuant to Delaware Law that relates to such demand, and Parent shall have the opportunity and right to participate in all negotiations and proceedings with respect to such demands under Delaware Law consistent with the obligations of the Company thereunder. Except with the prior written consent of Parent (which shall not be unreasonably withheld, conditioned or delayed), the Company shall not voluntarily make any payment with respect to, or voluntarily offer to settle or settle, any such demands prior to the Effective Time.

Section 2.05. Withholding Rights. Each of the Paying Agent, Merger Subsidiary, the Surviving Corporation and Parent shall be entitled to deduct and withhold from the consideration otherwise payable to any Person pursuant to this Agreement such amounts as it is required to deduct and withhold with respect to the making of such payment under any provision of federal, state, local or foreign Tax law. The Paying Agent, Merger Subsidiary, the Surviving Corporation and Parent shall consider in good faith any forms or documentation provided by any such Person to obtain exemptions from, or reductions of, any Taxes required to be withheld from payments under this Agreement. If the Paying Agent, Merger Subsidiary, the Surviving Corporation or Parent, as the case may be, withholds any such amounts and properly pays such amounts over to the appropriate Taxing Authority, such amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such withholding was made.

Section 2.06. Lost Certificates. If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the holder of record of the Company Stock formerly represented by that Certificate, or by a Representative of such holder claiming such Certificate to be lost, stolen or destroyed and, if required by the Surviving Corporation or the Paying Agent, the posting by such holder of a bond, in such reasonable amount as the Surviving Corporation or Paying Agent may direct, as indemnity against any claim that may be made against it with respect to such Certificate, the Paying Agent will issue, in exchange for such lost, stolen or destroyed Certificate, the applicable portion of the Merger Consideration to be paid in respect of the shares of Company Stock represented by such Certificate, as contemplated by this Article 2.

ARTICLE 3

The Surviving Corporation

Section 3.01. Certificate of Incorporation. Subject to Section 7.03, at the Effective Time, as a result of the Merger and without any further action on the part of the Company or Merger Subsidiary, the certificate of incorporation of the Surviving Corporation shall remain the certificate of incorporation of the Company as in effect immediately prior to the Effective Time, until thereafter amended as provided therein or by Applicable Law.

Section 3.02. Bylaws. Subject to Section 7.03, at the Effective Time, as a result of the Merger and without any further action on the part of the Company or Merger Subsidiary, the bylaws of the Surviving Corporation shall remain the bylaws of the Company as in effect immediately prior to the Effective Time, until thereafter amended as provided therein or in the certificate of incorporation of the Surviving Corporation or by Applicable Law.

Section 3.03. Directors and Officers. From and after the Effective Time, until successors are duly elected or appointed and qualified in accordance with Applicable Law, (i) the directors of Merger Subsidiary at the Effective Time shall be the directors of the Surviving Corporation and (ii) the officers of the Company at the Effective Time shall be the officers of the Surviving Corporation.

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Section 3.04. Company Awards.

(a) Immediately prior to the Effective Time, each In-the-Money Company Stock Option that is outstanding and Vested and each Accelerated Vesting In-the-Money Company Stock Option shall be canceled and converted as of the Closing into the right of the holder thereof to receive, without interest, an amount in cash determined by multiplying (A) the excess of the Per Share Consideration over the Option Exercise Price of such In-the-Money Company Stock Option by (B) the number of shares of Class A Common Stock subject to such In-the-Money Company Stock Option as of immediately prior to the Effective Time. Parent shall cause the Surviving Corporation to pay such amount, through its payroll system and subject to Section 2.05, to the holder of the applicable In-the-Money Company Stock Option at or reasonably promptly after the Effective Time (but in no event later than three Business Days after the Effective Time). Each Company Stock Option that is outstanding as of immediately prior to the Effective Time that is not an In-the-Money Company Stock Option shall be canceled for no consideration.

(b) Immediately prior to the Effective Time, each Vested Company RSU, Vested Company PSU, Accelerated Vesting RSU and Accelerated Vesting PSU that is then outstanding shall be canceled and converted as of the Closing into the right of the holder thereof to receive, without interest, an amount in cash equal to (A) the number of shares of Company Stock subject to the portion of the applicable award related to Vested Company RSUs, Vested Company PSUs, Accelerated Vesting RSUs or Accelerated Vesting PSUs, as applicable, as of immediately prior to the Effective Time multiplied by (B) the Per Share Consideration. Parent shall cause the Surviving Corporation to pay such amount, through its payroll system and subject to Section 2.05, to the holder of the applicable Vested Company RSU, Vested Company PSU, Accelerated Vesting RSU or Accelerated Vesting PSU at or reasonably promptly after the Effective Time (but in no event later than three Business Days after the Effective Time).

(c) Immediately prior to the Effective Time, each Company Award that is then outstanding and not Vested shall be canceled and converted as of the Closing into a Cash Award. Such Cash Award shall remain subject to the same time-vesting terms and conditions that applied to the associated Company Award immediately prior to the Closing, including the requirement of continued service with the Surviving Corporation or its Affiliates through the applicable vesting date or through the end of the original performance period, as applicable, and the applicable cash amounts shall be paid out, without interest and less any applicable tax withholdings, on the next payroll date following the applicable vesting dates, so long as the applicable portion of the Cash Award became or becomes vested prior to the applicable holder’s termination of service with the Surviving Corporation and its Affiliates. Subject to the foregoing, each Cash Award shall be subject to vesting, payment and other terms and conditions that are no less favorable to the holder thereof than the vesting, payment and other terms and conditions that applied to the corresponding award to which it relates as of immediately prior to the Effective Time, and shall comply with Section 409A of the Code, to the extent applicable.

(d) Prior to the Effective Time, the Board of Directors of the Company (or, if appropriate, any committee thereof administering any Company Stock Plan) shall adopt such resolutions or take action by written consent in lieu of a meeting, providing for the transactions contemplated by this Section 3.04. The Company shall provide that, following the Effective Time, no holder of any Company Stock Option, Company Restricted Share, Company RSU, Cash Award or Company PSU shall have the right to acquire any equity interest in the Company or the Surviving Corporation in respect thereof.

ARTICLE 4

Representations and Warranties of the Company

Subject to Section 11.05, except (a) as disclosed in the Company SEC Documents filed or furnished before the date of this Agreement (so long as such documents are publicly available via the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system or have been provided to the Parent at least two (2) days prior to the

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date of this Agreement and excluding any statements in any “Forward-Looking Statements” or “Risk Factors” sections or any other disclosures contained therein to the extent that such statements are cautionary, predictive or forward-looking in nature, but, for the purpose of clarification, including and giving effect to any factual or historical statements included in any such statement), it being understood that any matter disclosed in such filings shall not be deemed disclosed for purposes of Section 4.01, Section 4.02, Section 4.04, Section 4.05, Section 4.24, Section 4.25, or Section 4.26 or (b) as set forth in the Company Disclosure Letter, the Company represents and warrants to Parent and Merger Subsidiary that:

Section 4.01. Corporate Existence and Power.

(a) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware.

(b) The Company has all corporate powers and all governmental licenses, authorizations, Permits, consents and approvals required to carry on its business as currently conducted, except for those powers, licenses, authorizations, Permits, consents and approvals the absence of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company.

(c) The Company is duly qualified to do business as a foreign corporation and (where applicable and recognized) is in good standing in each jurisdiction where such qualification is necessary, except for those jurisdictions where failure to be so qualified would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company.

(d) Complete and correct copies of the certificate of incorporation and bylaws of the Company, each as amended to the date of this Agreement, have been made available through filings with the SEC. Each of the foregoing documents is in full force and effect and the Company is not in violation of any of the foregoing documents in any material respects.

Section 4.02. Corporate Authorization.

(a) The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents and the consummation by the Company of the transactions contemplated hereby and thereby are within the Company’s corporate powers and authority and, except for the Company Stockholder Approval, have been duly and validly authorized by all necessary corporate action on the part of the Company. The affirmative vote of the holders of a majority of the outstanding shares of Company Stock is the only vote of the holders of any of the Company’s capital stock necessary in connection with the approval and adoption of this Agreement and the consummation of the Merger and the other transactions contemplated hereby (the “Company Stockholder Approval”) and (other than the filing of the certificate of merger) no other corporate action is necessary to approve or adopt this Agreement or any other Transaction Document or consummate the Merger or the other transactions contemplated hereby or thereby. This Agreement has been duly and validly executed and delivered by the Company and assuming due authorization, execution and delivery by Parent and Merger Subsidiary, this Agreement constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms (subject to such enforceability being limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws affecting creditors’ rights generally and general principles of equity).

(b) At a meeting duly called and held, the Company’s Board of Directors has (i) determined that this Agreement and the transactions contemplated hereby (including the Merger) are fair to and in the best interests of the Company and the Company’s stockholders, (ii) approved and declared advisable this Agreement, the Transaction Documents and the transactions contemplated hereby (including the Merger) and thereby, and (iii) resolved, subject to Section 6.03, to recommend adoption of this Agreement by its stockholders (such recommendation in the preceding clause (iii), the “Company Board Recommendation”), which Company Board Recommendation has not been withdrawn, rescinded or modified in any way, as of the date hereof.

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Section 4.03. Governmental Authorization. The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby require no action by or in respect of, or filing with, any Governmental Authority, other than (a) the filing of a certificate of merger with respect to the Merger with the Secretary of State of the State of Delaware and appropriate documents with the relevant authorities of other states in which the Company is qualified to do business, (b) compliance with any applicable requirements of the HSR Act and competition, merger control, antitrust, foreign direct investment or similar Applicable Law of any jurisdiction outside of the United States (“Foreign Regulatory Laws”), (c) compliance with any applicable requirements of the 1933 Act, the 1934 Act and any other applicable state or federal securities laws (including the filing with the SEC of the Proxy Statement), (d) compliance with any applicable rules of the NASDAQ, (e) the filing of the CFIUS Notice, (f) any required filings or notifications to the U.S. Department of State’s Directorate of Defense Trade Controls (“DDTC”) required under Section 122.4 of the International Traffic in Arms Regulations (“ITAR”) and (g) any actions or filings the absence of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company.

Section 4.04. Non-contravention. The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby do not and will not (a) contravene, conflict with, or result in any violation or breach of any provision of the certificate of incorporation or bylaws of the Company or similar organizational documents of any of the Company’s Subsidiaries, (b) assuming compliance with the matters referred to in Section 4.03 and assuming the representations and warranties in Section 5.09 are true and correct, contravene, conflict with or result in a violation or breach of any provision of any Applicable Law, (c) assuming compliance with the matters referred to in Section 4.03, require any consent or other action by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default, under, or cause or permit the termination, cancellation, acceleration or other change of any right or obligation or the loss of or under any Material Contract or (d) result in the creation or imposition of any Lien (other than Permitted Liens) on any asset of the Company or any of its Subsidiaries, with only such exceptions, in the case of each of clauses (b) through (d), as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company.

Section 4.05. Capitalization.

(a) The authorized capital stock of the Company consists of 1,500,000,000 shares of Class A Common Stock, 300,000,000 shares of Class B Common Stock, and 200,000,000 shares of Preferred Stock, $0.001 par value per share, of the Company (“Company Preferred Stock”). As of 5:00 p.m., New York City time, on November 4, 2021 (the “Reference Time”), there were (i) 182,886,389 shares of Class A Common Stock outstanding (which number includes an aggregate of 16,565 outstanding Company Restricted Shares), (ii) 254,297,067 shares of Class B Common Stock outstanding, (iii) an aggregate of 717,082 shares of Class A Common Stock subject to outstanding Company Stock Options, (iv) an aggregate of 12,879,039 shares of Class A Common Stock subject to outstanding Company RSUs, (v) an aggregate of 1,783,862 shares of Class A Common Stock subject to outstanding Company PSUs (assuming maximum performance with respect to applicable performance goals), (vi) no shares of Company Preferred Stock outstanding, (vii) 263,004,007 OpCo Units (including Class A Units and Management Incentive Units and excluding, for the avoidance of doubt, OpCo Units held by the Company or its Subsidiaries) exchangeable for 262,198,491 shares of Class A Common Stock pursuant to the OpCo LLC Agreement at a value of $26 per share of Class A Common Stock, and (viii) no shares of Class A Common Stock and no shares of Class B Common Stock issued and held in treasury of the Company. As of the Reference Time, there were 437,183,456 Class A Units outstanding (including, for the avoidance of doubt, Class A Units held by the Company or its Subsidiaries) and 8,706,940 Management Incentive Units outstanding. Since the Reference Time, neither the Company nor OpCo LLC has issued any securities (including derivative or convertible securities) except for (A) shares of Class A Common Stock issued in exchange for OpCo Units pursuant to the OpCo LLC Agreement, (B) shares of Class A Common Stock issued upon exercise of Company Stock Options or settlement of Company RSUs or Company PSUs in accordance with the terms there of and the Company Stock Plans, and (C) any issuances permitted by Section 6.01.

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(b) All outstanding shares of Company Stock and OpCo Units have been, and all shares that may be issued pursuant to any Company Stock Plan will be, when issued in accordance with the respective terms thereof, duly authorized, validly issued, fully paid and nonassessable and not subject to or issued in violation of any purchase option, call option, right of first refusal, preemptive right or any similar right pursuant to any provision of Applicable Law or Contract to which the Company or any of its Subsidiaries is a party or otherwise bound. None of the outstanding shares of Company Stock and OpCo Units have been issued in violation of any foreign, federal or state securities laws.

(c) Section 4.05(c) of the Company Disclosure Letter sets forth a complete and correct list of the outstanding Management Incentive Units and Company Awards as of the Reference Time, including (i) the name of the holder of such Management Incentive Units and Company Awards, (ii) the number of shares of Company Stock subject to the Exchange and Redemption for each outstanding Management Incentive Unit or issuable in respect of each grant of a Company Award, (iii) the date on which such Management Incentive Units or Company Awards were granted, and (iv) the extent to which such Management Incentive Units or Company Awards are vested and the times and extent to which such Company Awards (assuming target level of performance to the extent applicable for Company Awards subject to performance-vesting conditions) are scheduled to become vested thereafter. The value of the Company Cash Right will be no greater than $15,000,000.

(d) Except as set forth in this Section 4.05 and for changes since the Reference Time resulting solely from (i) the exercise of Company Stock Options or settlement of Company RSUs or Company PSUs outstanding at the Reference Time or (ii) the issuance of shares of Class A Common Stock in exchange for OpCo Units (except under the Company Stock Plans and Company ESPP) pursuant to the OpCo LLC Agreement, there are no issued, reserved for issuance or outstanding: (A) shares of capital stock or other voting securities of or ownership interests in the Company or OpCo LLC, (B) securities of the Company or OpCo LLC convertible into or exchangeable for securities of or ownership interests in the Company or OpCo LLC, (C) warrants, calls, commitments, options or other rights to acquire from the Company or OpCo LLC, or other obligation of the Company or OpCo LLC to issue or sell, any capital stock, securities or securities convertible into or exchangeable for capital stock or securities of the Company or OpCo LLC, or (D) restricted shares, stock appreciation rights, performance units, profits interests, contingent value rights, “phantom” stock or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any capital stock or securities of the Company or OpCo LLC (the items in clauses (A) through (D) being referred to collectively as the “Company Securities”). Neither the Company nor any of its Subsidiaries is a party to any voting agreement, voting trusts, stockholders agreements, proxies or other Contracts with respect to any Company Securities. There are no accrued but unpaid dividends with respect to any Company Securities.

(e) Except as set forth in this Section 4.05, no (i) shares of capital stock of the Company or (ii) Company Securities are owned by any Subsidiary of the Company.

Section 4.06. Subsidiaries.

(a) Section 4.06(a) of the Company Disclosure Letter sets forth a complete and correct list, as of the date of this Agreement, of each Subsidiary of the Company and its place and form of organization.

(b) Each Subsidiary of the Company has been duly organized, is validly existing and (where applicable) in good standing under the laws of its jurisdiction of organization and has all organizational powers and all governmental licenses, authorizations, Permits, consents and approvals required to carry on its business as currently conducted, except for those powers, licenses, authorizations, Permits, consents and approvals the absence of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company. Each such Subsidiary of the Company is duly qualified to do business as a foreign entity and (where applicable) is in good standing in each jurisdiction where such qualification is necessary, except for those jurisdictions where failure to be so qualified would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company.

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(c) All of the outstanding capital stock of or other voting securities of, or ownership interests in, each Subsidiary of the Company, is owned by the Company, directly or indirectly, free and clear of any Lien (other than Permitted Liens) and free of any transfer restriction (other than transfer restrictions of general applicability as may be provided under the 1933 Act or other applicable securities laws), including any restriction on the right to vote, sell or otherwise dispose of such capital stock or other voting securities or ownership interests. Except as set forth on Section 4.06 of the Company Disclosure Letter, there are no issued, reserved for issuance or outstanding (i) securities of the Company or any of its Subsidiaries convertible into, or exchangeable for, shares of capital stock or other voting securities of, or ownership interests in, any Subsidiary of the Company, (ii) warrants, calls, options or other rights to acquire from the Company or any of its Subsidiaries, or other obligations of the Company or any of its Subsidiaries to issue, any capital stock or other voting securities of, or ownership interests in, or any securities convertible into, or exchangeable for, any capital stock or other voting securities of, or ownership interests in, any Subsidiary of the Company or (iii) restricted shares, stock appreciation rights, performance units, contingent value rights, “phantom” stock or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any capital stock or other voting securities of, or ownership interests in, any Subsidiary of the Company (the items in clauses (i) through (iii) being referred to collectively as the “Company Subsidiary Securities”). There are no outstanding obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any of the Company Subsidiary Securities.

Section 4.07. SEC Filings and the Sarbanes-Oxley Act.

(a) The Company has filed with or furnished to the SEC on a timely basis all reports, schedules, forms, statements, prospectuses, registration statements and other documents required to be filed with or furnished to the SEC by the Company, since October 21, 2020 (collectively, together with any exhibits and schedules thereto and other information incorporated therein, the “Company SEC Documents”), each of which complied as to form and substance in all material respects with the published rules and regulations of the SEC with respect thereto, the 1933 Act, the 1934 Act and the Sarbanes-Oxley Act.

(b) No Subsidiary of the Company is required to file or furnish any report, statement, schedule, form or other document with, or make any other filing with, or furnish any other material to, the SEC.

(c) As of its filing date (or, if amended or superseded by a filing prior to the date hereof, on the date of such filing or, as of the date each such filing became effective), each Company SEC Document did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. As of the date hereof, to the knowledge of the Company, no Company SEC Document is the subject of ongoing SEC review.

(d) The Company is in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act. The management of the Company has, in compliance with Rule 13a-15 under the 1934 Act, designed disclosure controls and procedures to ensure reliability of the Company’s financial reporting, including that material information relating to the Company, including its consolidated Subsidiaries, is made known to the management of the Company by others within those entities, and disclosed, to the Company’s auditors and the audit committee of the Company’s Board of Directors. The Company, based on its most recent evaluations of internal controls prior to the date hereof, has not identified (i) any significant deficiencies in the design or operation of internal control over financial reporting (“Internal Controls”) which would adversely affect the Company’s ability to record, process, summarize and report financial data and have identified for the Company’s auditors any material weaknesses in Internal Controls and/or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s Internal Controls.

(e) Since October 21, 2020, the Company and its Subsidiaries have established and maintained a system of disclosure controls and procedures sufficient to ensure that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the SEC’s rules and forms.

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(f) Since October 21, 2020, the Company has complied in all material respects with the applicable listing and corporate governance rules and regulations of the NASDAQ.

Section 4.08. Financial Statements. The audited consolidated financial statements and unaudited consolidated quarterly financial statements (in each case, including the related notes) of the Company included or incorporated by reference in the Company SEC Documents in all material respects (i) have been prepared in conformity with GAAP applied on a consistent basis for the periods then ended (except as may be indicated in the notes thereto) and (ii) fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and their consolidated results of operations and cash flows for the periods then ended (except, in the case of any unaudited quarterly financial statements with respect to clause (i) or (ii), as permitted by Form 10-Q of the SEC or other rules and regulations of the SEC and subject to normal year-end audit adjustments, none of which would be material individually or in the aggregate to the Company and its consolidated Subsidiaries taken as a whole).

Section 4.09. Disclosure Documents. The information supplied by the Company for inclusion in the preliminary proxy statement, or any amendment or supplement thereto, in connection with the Merger and the other transactions contemplated by this Agreement (together with any amendments thereof or supplements thereto, the “Proxy Statement”) and any amendments or supplements thereto, at the time of any distribution or dissemination thereof and at the time of the Company Stockholder Approval, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The representations and warranties contained in this Section 4.09 will not apply to statements or omissions included or incorporated by reference in the Proxy Statement based upon information supplied by Parent and Merger Subsidiary or any of their Representatives or advisors (in their capacities as such) specifically for use or incorporation by reference therein.

Section 4.10. Absence of Certain Changes.

(a) From the Company Balance Sheet Date until the date hereof, (i) except for events giving rise to and the discussion and negotiation of this Agreement, for actions taken in connection with the transactions contemplated by the Business Sale Agreement, or for COVID-19 Actions taken reasonably and in good faith, the business of the Company and its Subsidiaries has been conducted in all material respects in the ordinary course of business, and (ii) there has not been any event, occurrence, development of a state of circumstances or facts that has had and continues to have or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company.

(b) From the Company Balance Sheet Date until the date hereof, except for events giving rise to and the discussion and negotiation of this Agreement, for actions taken in connection with the transactions contemplated by the Business Sale Agreement or for COVID-19 Actions taken reasonably and in good faith, there has not been any action taken by the Company or any of its Subsidiaries that, if taken during the period from the date of this Agreement through the Effective Time without Parent’s consent, would constitute a breach of Section 6.01(a), Section 6.01(b), Section 6.01(c), Section 6.01(e), Section 6.01(f), Section 6.01(g), Section 6.01(h) or Section 6.01(l).

Section 4.11. No Undisclosed Material Liabilities. As of the date hereof, there are no liabilities or obligations of the Company or any of its Subsidiaries of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, other than: (i) liabilities or obligations disclosed, reflected or reserved against in the Company Balance Sheet; (ii) liabilities or obligations incurred in the ordinary course of business since the Company Balance Sheet Date; (iii) liabilities or obligations incurred pursuant to the terms of this Agreement or the Transaction Documents; (iv) liabilities or obligations that would not be required to be reflected or reserved against in the Company Balance Sheet under GAAP; (v) liabilities or obligations incurred pursuant to the terms of Business Sale Agreement and applicable Local Transfer Agreements made available to

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Parent; and (vi) liabilities or obligations that would not reasonably be expected to have, individually or in the aggregate a Material Adverse Effect on the Company.

Section 4.12. Compliance with Laws and Court Orders; Permits.

(a) The Company and each of its Subsidiaries are, and during the last two (2) years have been, in compliance with, and to the knowledge of the Company are not under investigation by any Governmental Authority with respect to, their compliance with Applicable Law, except for failures to comply or violations that have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company. The Company and each of its Subsidiaries has in effect all Permits which are material to the Company and its Subsidiaries taken as a whole, and necessary for it conduct its business as presently conducted, except for such Permits the absence of which have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company. The Company is not an “investment company” under the Investment Company Act of 1940.

(b) There is no Order outstanding or unsatisfied against the Company or any of its Subsidiaries that has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company.

(c) Except as set forth in Section 4.12(c) of the Company Disclosure Letter, the Company and its Subsidiaries, and their directors, officers, and employees, and to the knowledge of the Company, any agents acting on their behalf, are and have been in compliance with U.S. and any applicable foreign economic sanctions laws and regulations, including economic sanctions administered by the U.S. Department of the Treasury’s Office of Foreign Assets Control (collectively, “Sanctions”) and U.S. and applicable foreign laws and regulations pertaining to export and import controls, including those administered by the U.S. Departments of Commerce and State, and applicable anti-money laundering laws and regulations.

(d) None of the Company or its Subsidiaries, or their directors, officers, or employees, nor to the knowledge of the Company, any agents acting on their behalf, is or has been (i) identified on any Sanctions-related list of restricted or blocked persons; (ii) organized, resident, or located in any country or territory that is itself the subject of Sanctions; or (iii) owned or controlled by any Person or Persons described in clause (i) or (ii).

Section 4.13. Litigation. Except as set forth on Section 4.13 of the Company Disclosure Letter, as of the date hereof, there is no Action pending or, to the knowledge of the Company, threatened in writing against the Company, any of its Subsidiaries or any present or former officer, director or employee of the Company or any of its Subsidiaries in their capacity as such that, if adversely decided in accordance with the plaintiff’s or claimant’s demands, would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company.

Section 4.14. Properties.

(a) Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company, the Company or its Subsidiaries have good title to, or valid leasehold interests in, all Company Real Property, and all other property (other than Intellectual Property) and assets reflected on the Company Balance Sheet or acquired after the Company Balance Sheet Date, free and clear of all Liens except Permitted Liens, except as have been disposed of since the Company Balance Sheet Date in the ordinary course of business.

(b) The Company has disclosed in the Company SEC Documents a list of all material real property owned by the Company or its Subsidiaries (collectively, the “Owned Real Property”) to the extent required under SEC rules and regulations. The Company or a Subsidiary of the Company has good and valid title to the Owned Real Property free and clear of all Liens, except Permitted Liens and any such exceptions that would not, individually

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or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company. Neither the Company nor any of its Subsidiaries has leased or otherwise granted to any Person the right to use or occupy such Owned Real Property or any material portion thereof.

(c) The Company has disclosed in the Company SEC Documents a list of all leased or subleased real property for which the Company or a Subsidiary of the Company is a tenant or subtenant (such real property, the “Leased Real Property”; together with Owned Real Property, the “Company Real Property”) to the extent required under SEC rules and regulations. Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company, each lease or sublease or other occupancy agreement (together with any material amendments, each, a “Material Real Property Lease”) under which the Company or any of its Subsidiaries leases, subleases, or otherwise uses or occupies any such Leased Real Property is valid and in full force and effect and (ii) neither the Company nor any of its Subsidiaries, nor to the Company’s knowledge any other party to a Material Real Property Lease, has violated any provision of, or taken or failed to take any act which, with or without notice, lapse of time, or both, would constitute a default under the provisions of such Material Real Property Lease, and neither the Company nor any of its Subsidiaries has received or given any notice in writing that it or a counterparty has breached, violated or defaulted under any Material Real Property Lease where such breach, violation or default remains uncured. Neither the Company nor any of its Subsidiaries has subleased or otherwise granted any Person the right to use or occupy any Leased Real Property. There is no condemnation proceeding pending or, to the best of the Company’s knowledge, threatened as to any material Company Real Property nor any material casualty which has not been fully restored.

Section 4.15. Intellectual Property.

(a) To the knowledge of the Company, the Company and its Subsidiaries own, have a valid license or sublicense to, or otherwise possess the right to use all Intellectual Property necessary to conduct the business of the Company and its Subsidiaries, free and clear of all Liens (other than Permitted Liens) as currently conducted and material to the business of the Company and its Subsidiaries.

(b) Except as disclosed in Section 4.15(b) of the Company Disclosure Letter, to the knowledge of the Company, as of the date of this Agreement, there are no legal disputes or claims pending alleging infringement, misappropriation or violation of any Intellectual Property rights of any Third Party by the Company or any of its Subsidiaries that would reasonably be expected to have a Material Adverse Effect on the Company.

(c) To the knowledge of the Company, the business of the Company and its Subsidiaries as currently conducted does not infringe, violate, or misappropriate any Intellectual Property of any Third Party, except for such infringements, misappropriations or violations that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company. Except as disclosed in Section 4.15(c) of the Company Disclosure Letter, during the two (2) years immediately preceding the date of this Agreement, neither the Company nor any of its Subsidiaries has received any written notice or claim alleging any infringement, violation, or misappropriation, except for such infringements, misappropriations or violations that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company.

(d) To the knowledge of the Company, no Third Party is infringing, violating, or misappropriating any Company Intellectual Property, except for such infringements, misappropriations or violations that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company.

(e) Section 4.15(e) of the Company Disclosure Letter contains a complete and correct list, as of the date of this Agreement, of all material Company Registered IP, and internet domain names. Except as would not reasonably be expected to have a Material Adverse Effect on the Company, (i) the Company and its Subsidiaries have paid all maintenance fees and filed all statements of use reasonably necessary to maintain the Company Registered IP (except for items that are abandoned in the ordinary course of business), (ii) to the Knowledge of the Company, the Company Registered IP is valid and enforceable, (iii) none of the Company Registered IP has

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been adjudged invalid, and (iv) none of the Company Registered IP listed in Section 4.15(e) of the Company Disclosure Letter is the subject of any proceeding before any governmental, registration or other authority in any jurisdiction that challenges its validity or enforceability (other than in connection with the ordinary course prosecution of such Company Registered IP).

(f) Except as would not be reasonably expected to have a Material Adverse Effect, the Company and its Subsidiaries have taken commercially reasonable steps to protect the confidentiality of the trade secrets and material confidential information (including source code) included in the Company Intellectual Property. To the Company’s knowledge, such trade secrets have not been disclosed to any Third Party, except to the extent that such Third Party is under obligation of confidentiality or for such disclosures that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company.

(g) To the Company’s knowledge, each employee of the Company or any of its Subsidiaries, and each individual who is a consultant or contractor to the Company or any of its Subsidiaries, in each case, who has conceived of or reduced to practice patentable inventions, or has prepared works of authorship, that are material to the business of the Company, on behalf of the Company or its Subsidiary during such individual’s employment by or consulting or contracting relationship with the Company or any of its Subsidiaries, has signed a written agreement pursuant to which the employee, contractor, or consultant, as applicable, assigns all rights, title and interest in and to any inventions and the Intellectual Property therein to the Company or any of its Subsidiaries. To the Company’s knowledge, except as disclosed in Section 4.15(g), no present or former employee, officer, director, agent, outside contractor or consultant of the Company and its Subsidiaries holds any right, title or interest, directly or indirectly, in whole or in part, in or to any Intellectual Property used in the Company’s business.

(h) Except as would not be reasonably expected to have a Material Adverse Effect, (i) neither the Company, its Subsidiaries, nor any other Person acting on behalf of the Company and its Subsidiaries, have disclosed or delivered to any other Person, or permitted the disclosure or delivery from any escrow agent or other Person, of any source code of the Proprietary Software, and (ii) no event has occurred, and no circumstance or condition exists, that (with or without notice or lapse of time) will, or would reasonably be expected to, result in the disclosure or delivery by the Company or its Subsidiaries, or any Person acting on behalf of the Company or its Subsidiaries, of any source code of the Proprietary Software.

(i) The Company or one of its Subsidiaries maintain (i) machine readable copies of the Proprietary Software, (ii) reasonably complete technical documentation or user manuals for material releases or versions thereof currently in use by the Company and its Subsidiaries, currently made available to the Company’s and its Subsidiaries’ customers, or currently supported by the Company and its Subsidiaries, and (iii) at least one copy of the source code of the Proprietary Software.

(j) Except as would not be reasonably expected to have a Material Adverse Effect, the Proprietary Software does not contain any computer code, defects or other mechanisms which (i) disrupt or harm in any way such Proprietary Software’s operation, or cause the Proprietary Software to damage or corrupt any Information Systems of the Company or its Subsidiaries or that of its customers, or (ii) permit any Person to access the Proprietary Software without authorization. Except as would not be reasonably expected to have a Material Adverse Effect, (A) the Proprietary Software complies with any applicable warranty or contractual commitment relating to the use, functionality, or performance of the Proprietary Software, and there are no pending or, to the Company’s knowledge, threatened claims alleging any such failure, and (B) to the Company’s knowledge, there exist no technical problems with any Proprietary Software that adversely affect the performance of such Proprietary Software or cause such products to fail to substantially conform to their written specifications other than routine software bugs and/or glitches that may be promptly remedied in the ordinary course of the business of the Company and its Subsidiaries.

(k) To the knowledge of the Company, and except as would not reasonably be expected to have a Material Adverse Effect on the Company, no Proprietary Software incorporates, is comprised of, or is distributed with,

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any “open source software” or is otherwise subject to the provisions of any “open source” or third party license agreement, that would reasonably be expected to require or condition the use or distribution of the Proprietary Software or a portion thereof on the disclosure, licensing, or distribution of any source code for any portion of the Proprietary Software or otherwise impose an obligation on the Company and its Subsidiaries to distribute any Proprietary Software on a royalty-free basis.

Section 4.16. Taxes.

(a) The Company and each of its Subsidiaries has timely filed all income and other material Tax Returns required to be filed by any of them, and each such Tax Return (taking into account all amendments thereto) is true, correct and complete in all material respects (insofar as it reflects the ultimate liability for Taxes due) and has been prepared in substantial compliance with all Applicable Laws.

(b) The Company and each of its Subsidiaries has (i) paid all material amounts of Taxes that have become due and payable by each of them, regardless of whether such Taxes are required to be reflected on any Tax Return and (ii) withheld and paid all material Taxes required to have been withheld and paid by each of them in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other third party.

(c) There is no (i) claim for material amounts of Taxes being asserted or assessed against the Company or any Subsidiary by any Governmental Authority that has not been fully paid or otherwise fully resolved, (ii) to the knowledge of the Company, material audit of any Tax Return of the Company or any Subsidiary pending or being conducted by a Governmental Authority, (iii) extension of any statute of limitations on the assessment of any material amount of Taxes granted by the Company or any Subsidiary currently in effect (other than pursuant to extensions of time to file Tax Returns automatically granted), (iv) agreement with a Governmental Authority to any extension of time for filing any material Tax Return which has not been filed (other than extensions of time for filing automatically granted), or (v) Lien for Taxes on any of the assets of the Company or any of its Subsidiaries other than any Permitted Liens. No written claim has been received on or after January 1, 2019 by the Company or any of its Subsidiaries from any Governmental Authority in a jurisdiction that has not been resolved where neither the Company nor any Subsidiary files Tax Returns asserting that the Company or any Subsidiary is required to file a material Tax Return with that jurisdiction or that the Company or any Subsidiary is liable for any material amount of Tax or is required to collect and withhold any material amount of Tax.

(d) Neither the Company nor any Subsidiary (i) is a party to or bound by any material Tax sharing, Tax indemnity, or Tax allocation agreement or (ii) has any liability or potential liability to another party under any such agreement, in each case other than (y) agreements entered into in the ordinary course of business and the primary purpose of each of which does not relate to Taxes, and (z) agreements the only parties of which are the Company and/or one or more of its Subsidiaries.

(e) Neither the Company nor any Subsidiary has participated in, or is currently participating in, any “listed transaction” within the meaning of Section 6707A(c) of the Code or Treasury Regulation Section 1.6011-4(b), or under a corresponding or similar provision of state, local, or foreign law (other than a “loss transaction” as described in Treasury Regulation Section 1.6011-4(b)(5)).

(f) Neither the Company nor any Subsidiary or any predecessor of the Company or any Subsidiary (i) has since December 31, 2017, been a member of a consolidated, combined, unitary or aggregate group of which the Company or any predecessor of the Company (or any Subsidiary of the Company) was not the ultimate parent or (ii) has, to the knowledge of the Company, any actual unpaid liability for the Taxes of any person (other than the Company or any Subsidiary) under Section 1.1502-6 of the Treasury Regulations (or any similar provision of state, local or foreign law) as a transferee or successor, or by contract, in each case other than pursuant to or arising from (y) agreements entered into in the ordinary course of business and the primary purpose of each of which does not relate to Taxes and (z) the Company or any Subsidiary being a member of a consolidated,

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combined, unitary and/or aggregate group prior to December 31, 2017 that included Intel Corporation and its affiliates.

(g) Neither the Company nor any of its Subsidiaries (i) is a party to or bound by any “closing agreement” described in Section 7121 of the Code (or any corresponding provision of Applicable Law) or other written agreement with a Taxing Authority regarding Taxes or Tax matters or (ii) has requested or received any Tax ruling, in either case that would have continuing effect after the Closing Date.

(h) Neither the Company nor any of its Subsidiaries will be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) beginning after the Closing Date as a result of any: (i) change in method of accounting or use of an improper method of accounting for a taxable period ending on or prior to the Closing Date pursuant to Section 481 of the Code (or any corresponding or similar provision of Applicable Law), in each case prior to Closing; (ii) installment sale or open transaction disposition made or prepaid amount received prior to the Closing, in each case, other than amounts received in the ordinary course of business; (iii) intercompany transaction entered into prior to the Closing or any excess loss account described in Treasury Regulations under Section 1502 of the Code (or any corresponding provision of Applicable Law) relating to transactions occurring prior to the Closing; (iv) gain recognition agreement under Section 367 of the Code (or any corresponding provision of Applicable Law); or (v) election under Section 965(h) of the Code (or any corresponding provision of Applicable Law) made in a period or portion thereof ending on or prior to the Closing Date.

(i) Neither the Company nor any of its Subsidiaries (i) has ever had a permanent establishment (within the meaning of an applicable Tax treaty) or otherwise has had an office or fixed place of business in a country outside of the jurisdiction of its incorporation or organization, or (ii) is resident for Tax purposes in a country outside of its jurisdiction of incorporation or organization.

(j) The Company and its Subsidiaries have complied in all material respects with all Applicable Laws related to transfer pricing.

(k) Neither the Company nor any Subsidiary has constituted either a “distributing corporation” or a “controlled corporation” in a distribution of stock qualifying for Tax-free treatment under Section 355 of the Code in the two (2) years prior to the date of the Closing.

(l) Either (i) 50% or more of the value of the gross assets of OpCo LLC does not consist of U.S. real property interests within the meaning of Section 897 of the Code and the Treasury Regulations thereunder or (ii) 90% or more of the value of the gross assets of OpCo LLC does not consist of U.S. real property interests plus cash or cash equivalents, within the meaning of Treasury Regulations Section 1.1445-11T(d)(2).

(m) Each of OpCo LLC and McAfee Finance 2, LLC is classified as a partnership for U.S. federal income tax purposes and has in effect a valid election under Section 754 of the Code.

(n) Notwithstanding anything herein to the contrary, the representations and warranties contained in this Section 4.16 and, to the extent expressly referring to Code sections, Section 4.17 are the sole and exclusive representations of the Company with respect to Taxes and Tax matters.

Section 4.17. Employee Benefit Plans.

(a) Section 4.17(a) of the Company Disclosure Letter contains a complete and correct list, as of the date of this Agreement, of each material Employee Plan, provided, however, that in each case, to the extent there exist certain forms of agreements or arrangements that would constitute Employee Plans, the Company shall be required to list only the forms of such agreements or arrangements in lieu of all individual agreements or arrangements that follow such forms in all material respects. “Employee Plan” means each Benefit Plan that is

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maintained, administered, contributed to or sponsored by, or required to be maintained, administered, contributed to or sponsored by, the Company or any of its Subsidiaries or with respect to which the Company or any of its Subsidiaries has any liability (contingent or otherwise), other than (i) any Business Benefit Plan, (ii) any Multiemployer Plan, and (iii) any plan, policy, program, arrangement or understanding maintained or sponsored by any Governmental Authority.

(b) The Company has delivered or made available to Parent true and complete copies of the following with respect to each material Employee Plan disclosed on Section 4.17(a) of the Company Disclosure Letter, to the extent applicable: (i) a current copy (or, to the extent that the Employee Plan is not written, a written summary of material terms) of the current plan documents and any related adoption agreement, insurance contracts, policies and certificates of coverage, and trust agreement(s); (ii) the most recent summary plan description; (iii) the most recently filed Form 5500 and attached schedules, including audited financial statements; and (iv) any non-routine correspondence with, and all filings, records and notices concerning audits or investigations by, any Governmental Authority during the past two (2) years.

(c) None of the Employee Plans are, and neither the Company nor any of its ERISA Affiliates has sponsored, maintained or contributed to, or has in the past six (6) years been required to contribute to, or has any liability (contingent or otherwise) with respect to, any employee benefit plan that is or was (i) subject to Title IV of ERISA or Section 302 of ERISA or Section 412 of the Code, (ii) a multiemployer plan as defined in Section 3(37) of ERISA (a “Multiemployer Plan”), (iii) a “multiple employer plan” as defined in Section 3(40) of ERISA, (iv) a plan maintained in connection with a trust described in Section 501(c)(9) of the Code, or (v) a “multiple employer welfare arrangement” (within the meaning of Section 3(40) of ERISA).

(d) Each US Plan that is intended to be qualified under Section 401(a) of the Code is the subject of a favorable determination letter, is established on a pre-approved form of plan document that is the subject of a favorable advisory or opinion letter, or has pending or has time remaining in which to file an application for such determination from the Internal Revenue Service, and, to the knowledge of the Company, nothing has occurred that could reasonably be expected to cause the loss of such qualification. The Company has made available to Parent copies of the most recent Internal Revenue Service determination, advisory, or opinion letter with respect to each such US Plan.

(e) Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company, (i) each Employee Plan has been established, administered and maintained in compliance with its terms and with the requirements prescribed by Applicable Law, including ERISA and the Code (to the extent applicable) and (ii) the Company and its Subsidiaries have complied with all applicable requirements in all material respects with respect to each plan, policy, program, arrangement or understanding maintained or sponsored by any Governmental Authority to which the Company or any of its Subsidiaries is required to contribute.

(f) Except as required by Applicable Law, set forth in Section 4.17(f) of the Company Disclosure Letter, or expressly provided in this Agreement or any collective bargaining agreement, works council or other Contract with a labor union or employee organization, the consummation of the transactions contemplated by this Agreement will not (either alone or together with any other event) (i) entitle any employee or independent contractor of the Company or any of its Subsidiaries to additional benefits, (ii) accelerate the time of payment or vesting or trigger any payment of funding (through a grantor trust or otherwise) of compensation or benefits under, or increase the amount payable pursuant to, any Employee Plan, or (iii) trigger any payment or entitlement that constitutes, or cause any payment or entitlement that was previously paid or provided to constitute, a “parachute payment” within the meaning of Section 280G of the Code.

(g) No Person is entitled to receive any additional payment (including any tax gross up or other payment) from the Company or any of its Subsidiaries as a result of the imposition of the excise Taxes by Section 4999 of the Code or any Taxes imposed by Section 409A of the Code.

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(h) Neither the Company nor any of its Subsidiaries has any current or anticipated liability in respect of post-retirement health, medical or life insurance benefits for retired, former or current employees of the Company or its Subsidiaries except (i) benefits in the nature of severance pay with respect to one or more of the employment agreements (or forms thereof) identified on Section 4.17(a) of the Company Disclosure Letter or (ii) coverage or benefits as required under Section 4980B of the Code or any other Applicable Law or any collective bargaining agreement, works council or other Contract with a labor union or employee organization.

(i) Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company, there is no action, suit, investigation, audit or proceeding pending against or, to the knowledge of the Company, threatened in writing against, any Employee Plan before any Governmental Authority, other than routine claims for benefits.

(j) Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company, each International Plan has been maintained in compliance with its terms and with the requirements prescribed by any and all Applicable Law (including any special provisions relating to qualified plans in a jurisdiction where such plan was intended so to qualify) and in good standing with applicable regulatory authorities.

Section 4.18. Labor and Employment Matters.

(a) Neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement with a labor union or labor organization with respect to employees, other than as set forth on Section 4.18(a) of the Company Disclosure Letter and other than collective bargaining or similar agreements entered into or applicable on the national and/or sector level including with the applicable joint committee.

(b) Except as set forth in Section 4.18(b) of the Company Disclosure Letter and except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, as of the date hereof there is no (i) to the knowledge of the Company, activity or proceeding by a labor union or labor organization or representative thereof to organize any employees of the Company or any of its Subsidiaries; (ii) lockout, strike, work slowdown, work stoppage or threat thereof by employees of the Company or any of its Subsidiaries; or (iii) unfair labor practice charges pending before any Governmental Authority or other material grievances or collective bargaining disputes.

(c) Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company, the Company and its Subsidiaries is in compliance with all Applicable Laws respecting employment, discrimination in employment, harassment or abuse in employment, terms and conditions of employment, worker classification (including the proper classification of workers as independent contractors and consultants as well as eligibility of employees for overtime pay), wages, hours, occupational safety and health, and employment practices.

(d) During the past three (3) years, to the knowledge of the Company, no claims of or Actions for sexual harassment or sexual misconduct have been made against: (i) any officer or director of the Company in his or her capacity as an officer or director of the Company, or (ii) any executive or management employee of the Company at the level of Vice President or above in his or her capacity as an employee of the Company.

Section 4.19. Insurance. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company, (i) the Company and its Subsidiaries maintain insurance in such amounts and against such risks as is sufficient to comply with Applicable Law, (ii) all insurance policies of the Company and its Subsidiaries are in full force and effect, except for any expiration thereof in accordance with the terms thereof, (iii) neither the Company nor any of its Subsidiaries is in breach of, or default under, any such insurance policy and (iv) no written notice of cancelation or termination has been received with respect to any such insurance policy, other than in connection with ordinary renewals.

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Section 4.20. Environmental Matters. Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company:

(a) as of the date hereof, (x) no action, claim, suit or proceeding is pending or, to the knowledge of the Company, threatened by any Governmental Authority or other Person, in each case that alleges that the Company or any of its Subsidiaries has violated or has any liability under any Environmental Law, and (y) there is no judgment, decree, injunction or order of any Governmental Authority issued under any Environmental Law outstanding against the Company or any of its Subsidiaries;

(b) the Company and its Subsidiaries are and, since January 1, 2021, have been in compliance with all Environmental Laws, which compliance includes possessing and complying with all Permits required for their operations as presently operated;

(c) to the knowledge of the Company, there has been no Release of any Hazardous Substance by the Company or any of its Subsidiaries on any real property now or formerly owned, leased or operated by the Company or any of its Subsidiaries, which such release has resulted in any unresolved obligation to conduct any investigatory or remedial action under any Environmental Law; and

Notwithstanding anything herein to the contrary, the representations and warranties contained in this Section 4.20 are the sole and exclusive representations and warranties of the Company regarding matters arising under Environmental Laws.

Section 4.21. Material Contracts.

(a) Except for this Agreement, any Employee Plans and the Contracts filed as exhibits to the Company SEC Documents that are available as of the date of this Agreement, Section 4.21(a) of the Company Disclosure Letter contains a complete and correct list, as of the date of this Agreement, of each of the following Contracts to which the Company or any of its Subsidiaries is a party or which bind their respective properties or assets, and except as provided in this Section 4.21(a), to the extent that any such Contract is to be performed in whole or in part or is a Contract under which the Company or its Subsidiaries has any material obligations after the date hereof:

(i) each Contract that involves performance of services or delivery of goods, products or developmental, consulting or other services commitments by the Company or any of its Subsidiaries, that provided for payments to the Company or any of its Subsidiaries of $6,000,000 or more in the Company’s fiscal year ended December 26, 2020, or is reasonably expected to result in such payments in the Company’s current fiscal year, other than Contracts terminable by the Company or one of its Subsidiaries on no more than 120 days’ notice without liability, payment or ongoing obligation on the part of the Company or any of its Subsidiaries;

(ii) each Contract that involves performance of services or delivery of goods, materials, supplies or equipment or developmental, consulting or other services commitments to the Company or any of its Subsidiaries, or the payment therefor by the Company or any of its Subsidiaries, and that provided for payments by the Company of $6,000,000 or more in the Company’s fiscal year ended December 26, 2020, or is reasonably expected to result in such payments in the Company’s current fiscal year, other than Contracts terminable by the Company or one of its Subsidiaries on no more than 120 days’ notice or in connection with an annual renewal without liability, payment or ongoing obligation on the part of the Company or any of its Subsidiaries;

(iii) each Contract that contains any provisions restricting the Company or any of its Subsidiaries from competing or engaging in any activity or line of business or with any Person or in any area or pursuant to which any benefit or right is required to be given or lost as a result of so competing or engaging or which, pursuant to its terms, is reasonably expected to have such effect after the Closing solely as a result of the consummation of the transactions contemplated hereby, except for such restrictions that are not material to the Company or its Subsidiaries, taken as a whole;

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(iv) each material Contract that (A) grants any exclusive rights to any Third Party, including any exclusive license or supply or distribution agreement or other exclusive rights or which, pursuant to its terms, would reasonably be expected to have such effect after the Closing solely as a result of the consummation of the transactions contemplated hereby, (B) grants any rights of first refusal or rights of first negotiation to any Third Party with respect to any product, service or Company Intellectual Property, (C) contains any provision that requires the purchase of all or any portion of the Company’s or any of its Subsidiaries’ requirements from any Third Party or (D) grants “most favored nation” rights, except in the case of each of clauses (A), (B), (C) and (D) for such rights and provisions that are not material to the Company and its Subsidiaries, taken as a whole;

(v) each material Contract pursuant to which the Company or any of its Subsidiaries is granting or is granted any license to Intellectual Property (other than nonexclusive licenses granted in the ordinary course of business), except for (a) Contracts with current and former employees, contractors, or consultants of the Company or any of its Subsidiaries, (b) nondisclosure agreements, (c) licenses for open source software, (d) non-exclusive licenses to available commercial software and (e) any other agreements that are not material to the Company and its Subsidiaries, taken as a whole;

(vi) each Contract relating to indebtedness for borrowed money (whether incurred, assumed, guaranteed or secured by any asset), except any such agreement (A) with an available principal amount (whether or not such available principal amount is outstanding) not exceeding $6,000,000 or (B) between or among any of the Company and its Subsidiaries;

(vii) each Contract under which the Company or any of its Subsidiaries has, directly or indirectly, made any loan, capital contribution to, or other investment in, any Person (except for the Company or any of its Subsidiaries), other than (A) extensions of credit in the ordinary course of business and (B) investments in marketable securities in the ordinary course of business;

(viii) each Contract under which the Company or any of its Subsidiaries has any obligations (including indemnification obligations) which have not been satisfied or performed (other than confidentiality obligations) relating to the acquisition or disposition of all or any portion of any business or the assets or properties of any business (whether by merger, sale of shares, sale of assets or otherwise) for consideration in excess of $10,000,000, except for acquisitions or dispositions of inventory, properties and other assets in the ordinary course of business;

(ix) each partnership, joint venture or other similar Contract or arrangement that is material to the Company and its Subsidiaries, taken as a whole;

(x) each Contract between the Company or any of its Subsidiaries, on the one hand, and any current director or officer of the Company or any Person (or any of their Affiliates) beneficially owning five percent or more of the Company Stock or OpCo Units, on the other hand, except for any commercial Contracts entered into on arm’s length terms in the ordinary course of businesses and except for any Employee Plans;

(xi) each Contract entered into since January 1, 2021 in connection with the settlement or other resolution of any Action under which the Company or any of its Subsidiaries have any material continuing obligations, liabilities or restrictions, or that involved payment (or an obligation to make a payment) by the Company or any of its Subsidiaries of more than $6,000,000;

(xii) each Contract or agreement with any Governmental Authority under which the Company or any of its Subsidiaries received payments in excess of $6,000,000 in the Company’s fiscal year ended December 26, 2020, or is reasonably expected to result in such payments in the Company’s current fiscal year;

(xiii) each Contract required to be filed by the Company pursuant to Item 601(b)(10) of Regulation S-K under the 1933 Act; and

(xiv) each Contract that commits the Company or its Subsidiaries to enter into any Contracts of the types described in the foregoing clauses (i) through (xiv).

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(b) Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company, as of the date hereof, each Contract filed as an exhibit to the Company SEC Documents or required to be disclosed in Section 4.21(a) of the Company Disclosure Letter or of such type entered into after the date of this Agreement (each, a “Material Contract”) (unless it has terminated or expired (in each case according to its terms)) is in full force and effect and is a legal, valid and binding agreement of the Company or its Subsidiary, as the case may be, and, to the knowledge of the Company, of each other party thereto, enforceable against the Company or such Subsidiary, as the case may be, and, to the knowledge of the Company, against the other party or parties thereto, in each case, in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, moratorium and other similar Applicable Law affecting creditors’ rights generally and by general principles of equity. Neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any other party is in breach of or in default under any Material Contract, and no event has occurred that, with the lapse of time or the giving of notice or both, would constitute a default thereunder by any party thereto, except for such breaches and defaults which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 4.22. Channel Partners and Suppliers. Section 4.22(a) of the Company Disclosure Letter lists the ten (10) largest channel partners (including OEMs, retailers, resellers, search providers, distributors, service providers and the like) of the Company and its Subsidiaries (which are comprised of (y) the top four (4) OEMs determined on the basis of aggregate payments to such OEMs over the fiscal year ended December 26, 2020 and (z) the top six (6) channel partners determined on the basis of aggregate bookings recognized by the Company and its Subsidiaries over the fiscal year ended December 26, 2020 without regard to the OEMs set forth in clause (y), in each case, excluding payments or bookings, as applicable, related to the Business (as defined in the Business Sale Agreement)) (each, a “Major Channel Partner”). Section 4.22(b) of the Company Disclosure Letter lists the ten (10) largest suppliers of the Company and its Subsidiaries (determined on the basis of aggregate purchases made by the Company and its Subsidiaries over the fiscal year ended December 26, 2020, excluding purchases related to the Business (as defined in the Business Sale Agreement)) (each, a “Major Supplier”). Except as would not reasonably be expected to have a Material Adverse Effect, (i) as of the date of this Agreement, the Company has not received any notice in writing from any Major Channel Partner or Major Supplier that it intends to terminate, or not renew, its relationship with the Company or its Subsidiaries, (ii) no Major Channel Partner is authorized to distribute products or services of the Company on an exclusive basis, whether in an exclusive field, territory, region or market and (iii) the Company may terminate the authority of any Major Channel Partner to resell and distribute any products or services of the Company under a Material Contract upon 90 days’ notice or less (without cost or penalty to the Company). Except as set forth on Section 4.22(a) of the Company Disclosure Letter, each Major Channel Partner has entered into a Material Contract with the Company or one of its Subsidiaries.

Section 4.23. Anti-Corruption. Since April 3, 2017, the Company and its Subsidiaries, and, to the knowledge of the Company, any directors, officers, employees, and agents of the Company and its Subsidiaries and any other persons acting for or on behalf of the Company or its Subsidiaries (in their capacity as such), have complied in all material respects with the U.S. Foreign Corrupt Practices Act of 1977, as amended, the U.K. Bribery Act, and any other Applicable Law relating to corruption or bribery (collectively, “Anti-Corruption Laws”). To the knowledge of the Company, since April 3, 2017, there have been no voluntary disclosures or Actions against the Company or its Subsidiaries or any of their respective directors, officers, employees, or agents or any other person acting for or on behalf of the Company or its Subsidiaries (in their capacity as such) relating to any Anti-Corruption Laws. The Company and its Subsidiaries maintain policies and procedures reasonably designed to ensure compliance with any Anti-Corruption Laws.

Section 4.24. Finders’ Fees. Except for Goldman Sachs & Co. LLC (“Goldman”) and Morgan Stanley & Co. LLC (“Morgan Stanley”), there is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of the Company or any of its Subsidiaries who is entitled to any fee or commission from the Company or any of its Affiliates in connection with the transactions contemplated by this Agreement. The Company has made available to Parent a full, complete and unredacted copy of all Contracts

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(a) between the Company or any of its Subsidiaries, on the one hand, and Goldman, on the other hand, and (b) between the Company or any of its Subsidiaries, on the one hand, and Morgan Stanley, on the other hand.

Section 4.25. Opinion of Financial Advisor. The Company has received the opinion of Goldman, financial advisor to the Company, to the effect that, as of the date of such opinion and based upon and subject to the factors and assumptions set forth in Goldman’s written opinion, the Per Share Consideration to be received by the holders of shares of Company Stock (other than Parent, Snowlake Investment Pte Ltd, and their respective Affiliates) pursuant to this Agreement is fair, from a financial point of view, to such holders (the “Fairness Opinion”). A signed copy of the Fairness Opinion has been made available to Parent for information purposes only on a non-reliance basis promptly after the execution of this Agreement.

Section 4.26. Antitakeover Statutes. Assuming the representations and warranties in Section 5.09 are complete and correct, the Board of Directors of the Company has adopted all such resolutions, and the Company has taken all action, necessary to exempt this Agreement, the Transaction Documents, the Merger and the other transactions contemplated hereby and thereby from any “business combination,” “fair price,” “moratorium,” “control share acquisition” or other anti-takeover provision set forth in Delaware Law or other applicable Law (each, a “Takeover Statute”).

Section 4.27. Information Systems, Privacy and Data Security.

(a) To the Company’s knowledge, the Company or a Subsidiary of the Company lawfully owns, leases or licenses all Information Systems material to the conduct of the business of the Company and its Subsidiaries. To the Company’s knowledge and except as would not be reasonably expected to have a Material Adverse Effect, the Company or a Subsidiary of the Company will continue to have such rights immediately after the Closing. To the Company’s knowledge, in the last two (2) years, there has been no failure or other substandard performance of any such Information System that has caused a material disruption to the Company or its Subsidiaries.

(b) To the knowledge of the Company, the Company and its Subsidiaries are, and have within the past four (4) years been in all material respects in compliance with all applicable Privacy Obligations to which the Company and its Subsidiaries are bound. The Company and its Subsidiaries have implemented and maintain a comprehensive information security program (“Security Program”) comprising industry standard administrative, physical and technical safeguards that are designed to protect the security, confidentiality, integrity and availability of the Information Systems in a manner reasonably appropriate to the size and scope of the Company and the Personal Data it Processes. Except as would not be reasonably expected to have a Material Adverse Effect, the Security Program includes policies with industry standard provisions designed to protect the Information Systems from any “malware,” “back door,” “ransomware,” “drop dead device,” “time bomb,” “Trojan horse,” “virus” or “worm” (as such terms are commonly understood in the software industry) or any other code designed to disrupt, disable, harm or otherwise impede the operation of, or provide unauthorized access to, a computer system or network or other device on which such code is stored or installed, either automatically, with the passage of time or upon command by any person (collectively, “Malicious Code”). Except as would not be reasonably expected to have a Material Adverse Effect (i) there has not been any failure or malfunction of the Information Systems, and (ii) the Information Systems are and have been within the past four (4) years free of Malicious Code. As of the date of this Agreement and to the Knowledge of the Company, the Information Systems are free of any Malicious Code that is not currently cataloged, tracked and segregated by the Company’s research and development personnel in a controlled environment within the Company’s Information Systems.

(c) To the knowledge of the Company, neither the Company nor its Subsidiaries have, within the last two (2) years, experienced any material Security Incident. To the knowledge of the Company, there are and have been no actions, suits or proceedings (including any inquiry, investigation or enforcement action of any Governmental Authority) pending or overtly threatened within the last two (2) years against the Company or the Subsidiaries with respect to the Company’s or its Subsidiaries’ privacy, security or data protection practices,

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including any violations of Privacy Obligations or the Security Program, and to the Knowledge of the Company, there is no reasonable basis for such proceedings.

(d) Except as would not be reasonably expected to have a Material Adverse Effect, (i) the Company and its Subsidiaries, and to the knowledge of the Company, all vendors, processors, and other third parties Processing Personal Data collected and/or Processed by or for the Company or its Subsidiaries and any third party sharing Personal Data with the Company or its Subsidiaries (collectively, “Data Partners”) comply and have complied in all material respects with each of their Privacy Obligations, and (ii) the Company and its Subsidiaries have and have had agreements in place with all Data Partners with whom the Company or its Subsidiaries share or receive Personal Data, which agreements materially comply with all applicable Privacy Obligations. The consummation of the transactions contemplated hereby will not breach or otherwise cause any violation of any Privacy Obligations in any material respect, and the Company is not subject to any Privacy Obligations that would prohibit the Processing of Personal Data by Parent and Merger Subsidiary in the manner in which such Personal Data is Processed, prior to the Closing in any material respect. The Company has made available to Parent true, correct and complete copies of all material Privacy Policies. The Company and its Subsidiaries have at all times within the last three (3) years presented a Privacy Policy to individuals prior to the collection of any Personal Data, and all Privacy Policies are and at all times have been accurate, consistent and complete in all material respects and not misleading or deceptive (including by omission) in any material respect.

(e) Except as would not reasonably be expected to have a Material Adverse Effect, (i) the Company and its Subsidiaries have and have had a valid legal basis for Processing Personal Data, (ii) the Company and its Subsidiaries have appropriate internal privacy documentation and procedures to be able to demonstrate compliance with the data processing principles as set out in the GDPR including maintaining a record of Personal Data Processing activities under their responsibility, and (iii) the Company and its Subsidiaries have not transferred or permitted the transfer of Personal Data originating in the European Economic Area (“EEA”) or United Kingdom (“UK”) outside the EEA or UK, except where such transfers have materially complied with the requirements of the Privacy Obligations.

ARTICLE 5

Representations and Warranties of Parent and Merger Subsidiary

Parent and Merger Subsidiary jointly and severally represent and warrant to the Company that:

Section 5.01. Corporate Existence and Power.

(a) Each of Parent and Merger Subsidiary is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all corporate powers and all governmental licenses, authorizations, Permits, consents and approvals required to carry on its business as currently conducted, except for those powers, licenses, authorizations, Permits, consents and approvals the absence of which would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. Since the date of its incorporation, Merger Subsidiary has not engaged in any activities other than in connection with or as contemplated by this Agreement. Parent owns beneficially and of record all of the outstanding capital stock of Merger Subsidiary.

(b) Parent has heretofore made available to the Company complete and correct copies of the certificates of incorporation and bylaws of Parent and Merger Subsidiary as currently in effect.

Section 5.02. Corporate Authorization. The execution, delivery and performance by Parent and Merger Subsidiary of this Agreement and the consummation by Parent and Merger Subsidiary of the transactions contemplated hereby are within the corporate powers of Parent and Merger Subsidiary and, except for the required approval of Parent, as the sole stockholder of Merger Subsidiary, have been duly authorized by all

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necessary corporate action. Assuming due authorization, execution and delivery by the Company, this Agreement constitutes a valid and binding agreement of each of Parent and Merger Subsidiary, enforceable against each of Parent and Merger Subsidiary in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws affecting creditors’ rights generally and general principles of equity).

Section 5.03. Governmental Authorization. The execution, delivery and performance by Parent and Merger Subsidiary of this Agreement and the consummation by Parent and Merger Subsidiary of the transactions contemplated hereby require no action by or in respect of, or filing with, any Governmental Authority, other than (a) the filing of a certificate of merger with respect to the Merger with the Secretary of State of the State of Delaware and appropriate documents with the relevant authorities of other states in which Parent is qualified to do business, (b) compliance with any applicable requirements of the HSR Act and Foreign Regulatory Laws, (c) compliance with any applicable requirements of the 1933 Act, the 1934 Act and any other applicable state or federal securities laws, (d) filing of the CFIUS Notice and (e) any actions or filings the absence of which would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

Section 5.04. Non-contravention. The execution, delivery and performance by Parent, and Merger Subsidiary of this Agreement, as applicable, and the consummation by Parent and Merger Subsidiary of the transactions contemplated hereby do not and will not (a) contravene, conflict with, or result in any violation or breach of any provision of the certificate of incorporation or bylaws of Parent or Merger Subsidiary, (b) assuming compliance with the matters referred to in Section 5.03, contravene, conflict with or result in a violation or breach of any provision of any Applicable Law, (c) assuming compliance with the matters referred to in Section 5.03, require any consent or other action by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default, under, or cause or permit the termination, cancellation, acceleration or other change of any right or obligation or the loss of any benefit to which Parent or any of its Subsidiaries is entitled under any provision of any agreement or other instrument binding upon Parent or any of its Subsidiaries or (d) result in the creation or imposition of any Lien (other than Permitted Liens) on any asset of Parent or any of its Subsidiaries, with only such exceptions, in the case of each of clauses (b) through (d), as would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

Section 5.05. Disclosure Documents. The information supplied by Parent or Merger Subsidiary for inclusion in the Proxy Statement and any amendments or supplements thereto, at the time of any distribution or dissemination thereof and at the time of the Company Stockholder Approval, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The representations and warranties contained in this Section 5.05 will not apply to statements or omissions included or incorporated by reference in the Proxy Statement based upon information supplied by the Company or any of its Representatives or advisors (in their capacities as such) specifically for use or incorporation by reference therein.

Section 5.06. Litigation. There are no Actions pending or, to the knowledge of Parent and Merger Subsidiary, threatened against Parent, Merger Subsidiary or any of their respective Affiliates, other than any such action that would not, individually or in the aggregate, reasonably be expected to result in a Parent Material Adverse Effect, and none of Parent, Merger Subsidiary nor any of their respective Affiliates is a party to or subject to the provisions of any Order which would reasonably be expected to result in a Parent Material Adverse Effect.

Section 5.07. Financing.

(a) On or prior to the date of this Agreement, Parent has delivered to the Company a true, complete and correct copy of the fully executed debt commitment letter, together with any related fee letters (in the case of the

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fee letters, redacted solely for confidential provisions related to fees, “flex” terms and “securities demand” terms, none of which could affect the conditionality, enforceability, availability, termination or aggregate principal amount of the Debt Financing to be funded for the transactions contemplated by this Agreement, in each case as contemplated by such Debt Commitment Letter in any respect), dated as of the date of this Agreement, by and among the Debt/Preferred Equity Financing Sources party thereto and Parent, providing for debt financing as described therein (together with all exhibits, schedules and annexes thereto and the related fee letters, the “Debt Commitment Letter”), pursuant to which, upon the terms and subject to the conditions set forth therein, the Debt/Preferred Equity Financing Sources party thereto have agreed to lend the amounts set forth therein (the “Debt Financing”). On or prior to the date of this Agreement, Parent has delivered to the Company a true, complete and correct copy of the fully executed preferred equity commitment letter, together with any related fee letters (in the case of the fee letters, redacted solely for confidential provisions related to fees, none of which could affect the conditionality, enforceability, availability, termination or aggregate liquidation preference of the Preferred Equity Financing to be funded for the transactions contemplated by this Agreement, in each case as contemplated by such Preferred Equity Commitment Letter in any respect), dated as of the date of this Agreement, by and among the Debt/Preferred Equity Financing Sources party thereto and an indirect parent of Parent (the “Preferred Equity Issuer”), providing for preferred equity financing as described therein (together with all exhibits, schedules and annexes thereto and the related fee letters, the “Preferred Equity Commitment Letter”), pursuant to which, upon the terms and subject to the conditions set forth therein, the Debt/Preferred Equity Financing Sources party thereto have agreed to purchase the amounts set forth therein in the form of preferred equity (the “Preferred Equity Financing”, together with the Debt Financing, the “Debt/Preferred Equity Financing”).

(b) On or prior to the date of this Agreement, Parent has delivered to the Company true, complete and correct copies of the fully executed equity commitment letters dated as of the date of this Agreement (together with all exhibits, schedules and annexes thereto, the “Equity Commitment Letters” and, together with the Debt Commitment Letter and the Preferred Equity Commitment Letter, the “Commitment Letters”), by and between certain Affiliates of each of Advent International Corporation, Canada Pension Plan Investment Board, Crosspoint Capital Partners L.P., Permira Advisers LLC, Abu Dhabi Investment Authority (each, a “Sponsor”) and Parent, pursuant to which such Sponsor has agreed, subject to the terms and conditions thereof, to invest in Parent the amounts set forth therein (the “Equity Financing” and, together with the Debt/Preferred Equity Financing, the “Financing”). Each Equity Commitment Letter provides that the Company is an express third-party beneficiary of, and is entitled to enforce, such Equity Commitment Letter subject to the terms and conditions thereof. On or prior to the execution of this Agreement, Parent has delivered to the Company a true, complete and correct copy of the fully executed Contribution and Subscription Agreement by and among Snowlake Investment Pte Ltd, Parent and the other parties thereto dated as of the date of this Agreement.

(c) As of the date of this Agreement, the Commitment Letters are in full force and effect and constitute the valid, binding and enforceable obligation of Parent, the Preferred Equity Issuer and Sponsors, as applicable, and, to the knowledge of Parent, the other parties thereto, enforceable in accordance with their respective terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws affecting creditors’ rights generally and general principles of equity). There are no conditions precedent related to the funding of the full amount of the Debt/Preferred Equity Financing or Equity Financing, as applicable, other than the conditions precedent expressly set forth in the applicable Commitment Letter. As of the date of this Agreement, the Commitment Letters have not been amended or modified in any manner, and the respective commitments contained therein have not been terminated, reduced, withdrawn or rescinded in any respect, and except as expressly permitted under Section 7.05, no such termination, reduction, withdrawal or rescission is contemplated by Parent, the Preferred Equity Issuer or Sponsors or, to its knowledge, any other party thereto. As of the date of this Agreement, neither Parent nor the Preferred Equity Issuer is in default of or breach under the terms and conditions of any of the Commitment Letters, and no event has occurred that, with or without notice, lapse of time or both, would or would reasonably be expected to constitute a default or breach or a failure to satisfy a condition on the part of Parent or the Preferred Equity Issuer under the terms and conditions of any of the Commitment Letters.

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(d) As of the date of this Agreement, assuming the conditions to Closing set forth in Sections 9.01 and 9.02 are satisfied and the completion of the Marketing Period, Parent and Merger Subsidiary have no reason to believe that (i) any of the conditions precedent expressly set forth in the Commitment Letters that are within their control will not be satisfied at Closing or (ii) the Financing in the aggregate amounts contemplated by the Commitment Letters will not be available to Parent on the Closing Date. Parent acknowledges that Parent’s obligations under this Agreement are not subject to any conditions regarding Parent’s, its Affiliates’, or any other Person’s (including, for the avoidance of doubt, Parent or any of its Subsidiaries) ability to obtain the Equity Financing or Debt/Preferred Equity Financing for the consummation of the transactions contemplated hereby.

(e) There are no side letters, understandings or other agreements or arrangements of any kind relating to any of the Commitment Letters or the Financing that could reasonably be expected to adversely affect conditionality, availability or amount of the Financing contemplated by the Commitment Letters. Parent or an Affiliate of Parent on its behalf has fully paid any and all commitments or other fees and amounts required by the Commitment Letters to be paid on or prior to the date of this Agreement, and will pay in full any such amounts due on or before the Closing Date.

(f) The Financing, when funded in accordance with the Commitment Letters (including after given effect to any “flex” provisions), will provide Parent at the Effective Time with cash proceeds, together with any cash and cash equivalent then on hand at the Company and its Subsidiaries, in an amount (such amount, the “Required Amount”) sufficient to enable Parent to consummate the Merger pursuant to the terms of this Agreement, including to pay the Merger Consideration for all of the shares of Company Stock, to pay all consideration payable pursuant to Section 2.03 and Section 2.05, to repay all indebtedness under the Credit Agreement and to pay all related fees and expenses of Parent, Merger Subsidiary and their respective Representatives pursuant to this Agreement at Closing. As of the date of this Agreement, assuming the conditions to Closing set forth in Sections 9.01 and 9.02 are satisfied and the completion of the Marketing Period, Parent and Merger Subsidiary have no reason to believe that the representations and warranties contained in the immediately preceding sentence will not be true at and as of the Closing Date. Parent and Merger Subsidiary acknowledge that their obligations under this Agreement are not contingent or conditioned in any manner on obtaining any financing.

Section 5.08. Certain Arrangements. Except for the Voting and Support Agreement to be entered into on the date hereof and the agreements set forth on Section 5.08 of the Company Disclosure Letter, there are no Contracts or commitments to enter into Contracts (a) between Parent, Merger Subsidiary or any of their Affiliates, on the one hand, and any director, officer or employee of the Company or any of its Subsidiaries, on the other hand, or (b) pursuant to which any stockholder of the Company would be entitled to receive consideration of a different amount or nature than the applicable portion of the Merger Consideration or pursuant to which any stockholder of the Company agrees to vote or approve this Agreement or the Merger or agrees to vote against any Superior Proposal.

Section 5.09. Ownership of Company Securities; Delaware Law Section 203. Except as disclosed in Section 5.09 of the Company Disclosure Letter, Parent and its Subsidiaries do not “own” (as defined in Section 203 of Delaware Law), or “beneficially own” (within the meaning of Regulation 13D promulgated under the 1934 Act), any shares of Company Stock, Company Securities or other securities of the Company or any options, warrants or other rights to acquire Company Stock, Company Securities or other securities of, or any other economic interest (through derivative securities or otherwise) in, the Company. Neither Parent nor any of its “affiliates” or “associates” (each as defined in Section 203 of Delaware Law) is, or has been at any time with the last three (3) years, an “interested stockholder” of the Company as defined in Section 203 of Delaware Law. Neither Parent nor any of its subsidiaries has taken, or authorized or permitted any its Representatives to take, any action that would cause Parent or any of its “affiliates” or “associates” (each as defined in Section 203 of Delaware Law) thereof to be deemed an “interested stockholder” as defined in Section 203 of Delaware Law.

Section 5.10. Solvency. None of Parent, Merger Subsidiary or Sponsors is entering into the transactions contemplated by this Agreement with the actual intent to hinder, delay or defraud either present or future

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creditors of the Company or any of its Subsidiaries. Assuming the accuracy of the representations and warranties set forth in Article 4, Parent and the Surviving Corporation will, after giving effect to all of the transactions contemplated by this Agreement, including the Merger, Financing and/or any Alternative Financing and the payment of the aggregate Merger Consideration, the payment of all other amounts required to be paid in connection with the consummation of the transactions contemplated by this Agreement and the payment of all related fees and expenses, be Solvent at the Effective Time. As used in this Section 5.10, the term “Solvent” means, as of the Effective Time, (a) the sum of the assets, at a fair valuation, of Parent and Merger Subsidiary (and, after the Merger, the Surviving Corporation) (on a consolidated basis) will exceed their debts, (b) each of Parent and Merger Subsidiary (and, after the Merger, the Surviving Corporation) (on a consolidated basis) has not incurred and does not intend to incur, and does not believe that it will incur, debts beyond its ability to pay such debts as such debts mature, and (c) each of Parent and Merger Subsidiary (and, after the Merger, the Surviving Corporation) (on a consolidated basis) does not have unreasonably small capital with which to conduct its business. For purposes of this Section 5.10, “debt” means any liability on a claim, and “claim” means any right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured.

Section 5.11. No Vote of Parent Stockholders. No vote of the stockholders of Parent or the holders of any other securities of Parent (equity or otherwise) is required by any Applicable Law, the certificate of incorporation or bylaws or other equivalent organizational documents of Parent or the applicable rules of any exchange on which securities of Parent are traded, in order for Parent to consummate the transactions contemplated by this Agreement. For purposes of this Section 5.11, “Parent” also includes the equity holders of, or parent company of, Parent.

Section 5.12. Finders’ Fees. Except for BofA Securities, Inc. and J.P. Morgan Securities LLC, there is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of Parent, Merger Subsidiary or any of their respective Subsidiaries who is entitled to any fee or commission from Parent, Merger Subsidiary or any of their respective Affiliates in connection with the transactions contemplated by this Agreement.

Section 5.13. Fee Funding Agreements. Concurrently with the execution of this Agreement, Parent and Merger Subsidiary have delivered to the Company the Fee Funding Agreements, pursuant to which each Sponsor has, subject to the terms and conditions set forth in the applicable Fee Funding Agreement, guaranteed such Sponsor’s portion of the payment of the Parent Termination Fee and the fees and expenses expressly payable by Parent or Merger Subsidiary pursuant to this Agreement. Each Fee Funding Agreement is in full force and effect and is a valid and binding obligation of the Sponsor party thereto, enforceable against such Sponsor in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws affecting creditors’ rights generally and general principles of equity) and no event has occurred which, with or without notice, lapse of time or both, would constitute a default on the part of such Sponsor under such Fee Funding Agreement.

Section 5.14. Competing Business. None of Parent or Merger Subsidiary owns any interest in any Person that derives a portion of its revenues from a line of business in the industries in which the Company or its Subsidiaries operates that would reasonably be expected to have an adverse effect on the ability of Parent and Merger Subsidiary to consummate the Merger and the other transactions contemplated hereby in a timely manner in accordance with the terms hereof.

Section 5.15. National Security Matters. Except for the Persons set forth on Section 5.15 of the Company Disclosure Letter, no Person who qualifies as a “foreign person” (as defined in 31 C.F.R. § 800.224) has entered into any agreement or arrangement to obtain any: (a) control rights (as defined in 31 C.F.R. § 800.208); (b) access to material nonpublic technical information (as defined in 31 C.F.R. § 800.232); (c) the right to appoint any member or observer to the board or equivalent governing body; or (d) the right to have involvement with substantive decision making, as those terms are defined in 31 C.F.R. § 800.229 and 31 C.F.R. § 800.245,

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respectively, in each case, with respect to the Company or any of its Subsidiaries or Affiliates. Except for the Persons set forth on Section 5.15 of the Company Disclosure Letter, no Person who qualifies as a “foreign person” (as defined in 31 C.F.R. § 800.224) owns or shall prior to, at or immediately after, the Closing own, directly or indirectly, ten percent (10%) or more of the issued and outstanding equity securities of Parent, Merger Subsidiary or any of their respective subsidiaries (treating for purposes of the foregoing all securities that are convertible into equity securities of Parent, Merger Subsidiary or their respective subsidiaries as fully converted).

Section 5.16. Non-Reliance on Company Estimates. The Company has made available to Parent and Merger Subsidiary, and may continue to make available, certain estimates, projections and other forecasts for the business of the Company and its Subsidiaries and certain plan and budget information. Each of Parent and Merger Subsidiary acknowledges that these estimates, projections, forecasts, plans and budgets and the assumptions on which they are based were prepared for specific purposes and may vary significantly from each other. Further, each of Parent and Merger Subsidiary acknowledges that there are uncertainties inherent in attempting to make such estimates, projections, forecasts, plans and budgets, that Parent and Merger Subsidiary are taking full responsibility for making their own evaluation of the adequacy and accuracy of all estimates, projections, forecasts, plans and budgets so furnished to them (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, plans and budgets), and that, except as set forth in Article 4, none of Parent or Merger Subsidiary is relying on any estimates, projections, forecasts, plans or budgets furnished by the Company, its Subsidiaries or their respective Affiliates and Representatives, and none of Parent or Merger Subsidiary shall, and Parent and Merger Subsidiary shall cause its Affiliates and their respective Representatives not to, hold any such Person liable with respect thereto.

ARTICLE 6

Covenants of the Company

Section 6.01. Conduct of the Company. Except (1) for matters set forth in Section 6.01 of the Company Disclosure Letter, (2) as required by the terms of this Agreement (including, for the avoidance of doubt, the Exchange and Redemption set forth in Section 2.02(b)), (3) as required by Applicable Law, (4) for actions taken in good faith as COVID-19 Actions, (5) in connection with the issuance of shares of Class A Common Stock in exchange for, or redemption of, OpCo Units and Class B Common Stock pursuant to the terms of the OpCo LLC Agreement, (6) for actions taken or omissions made to implement the terms of the Business Sale Agreement and applicable Local Transfer Agreements or (7) with the prior written consent of Parent (which consent shall not be unreasonably withheld, conditioned or delayed), from and after the date hereof and prior to the Effective Time, (i) the Company shall, and shall cause each of its Subsidiaries to, use reasonable best efforts to conduct its business in the ordinary course, and, without limiting the generality of the foregoing, (ii) the Company shall not, nor shall it permit any of its Subsidiaries to:

(a) (i) amend the certificate of incorporation or bylaws of the Company, (ii) amend the OpCo LLC Agreement, or (iii) amend in any material respect the comparable organizational documents of any Subsidiary of the Company;

(b) (i) split, combine, subdivide or reclassify any shares Company Securities or Company Subsidiary Securities, (ii) establish a record date for, declare, set aside or pay any dividends on, or make any other distributions (whether in cash, stock, property or otherwise) in respect of, or enter into any Contract with respect to the voting of, any Company Securities or Company Subsidiary Securities, other than dividends and distributions (x) by a direct or indirect wholly owned Subsidiary of the Company to its parent or (y) by OpCo LLC to the Company, or (iii) redeem, repurchase or otherwise acquire or offer to redeem, repurchase or otherwise acquire any Company Securities or any Company Subsidiary Securities, other than (A) the acquisition by the Company of shares of Company Stock in connection with the surrender of shares of Company Stock by holders of Company Stock Options in order to pay the exercise price thereof, (B) the withholding of shares of Company Stock to satisfy Tax obligations with respect to awards granted pursuant to the Company Stock Plans,

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(C) the acquisition by the Company of Company Restricted Shares in connection with the forfeiture of Company Awards, and (D) as required by any Employee Plan as in effect on the date of this Agreement;

(c) Issue or authorize the issuance of, deliver, sell, grant, pledge, transfer, subject to any Lien (other than Permitted Liens) or otherwise encumber or dispose of any Company Securities or Company Subsidiary Securities, other than the issuance of (A) any shares of Company Stock upon the exercise of Company Stock Options or settlement of Company RSUs and Company PSUs that are outstanding on the date of this Agreement, (B) the issuance of shares of Company Stock as required by any Employee Plan as in effect on the date of this Agreement, (C) awards granted under the Company Stock Plans to newly hired employees or in connection with promotions and/or periodic performance reviews in the ordinary course of business that (i) for any individual employee do not exceed 38,000 shares of Company Stock and in the aggregate do not exceed 500,000 shares of Company Stock, (ii) contain vesting schedules and vesting terms that are consistent in all material respects with similar awards issued by the Company in the ordinary course of business, and (iii) do not contain terms (and are not granted pursuant to terms contained in any other agreements with the award recipients) that cause such awards to accelerate or otherwise become Vested by their terms (without further action by the Company) in connection with the transactions contemplated by this Agreement, and (D) any shares of Company Stock in exchange for OpCo Units in accordance with the terms of the OpCo LLC Agreement;

(d) incur any capital expenditures or any obligations or liabilities in respect thereof, except for (i) those contemplated by the capital expenditure budget as set forth in Section 6.01(d) of the Company Disclosure Letter and (ii) any unbudgeted capital expenditures not to exceed $3,000,000 individually or $10,000,000 in the aggregate, in each case, for each fiscal quarterly period;

(e) adopt a plan or agreement of, or resolutions providing for or authorizing, complete or partial liquidation, dissolution, restructuring, recapitalization, merger consolidation or other reorganization, each with respect to the Company or any of its Subsidiaries (other than the dissolution of any inactive Subsidiary of the Company and reorganizations solely among Subsidiaries of the Company);

(f) acquire (by merger, amalgamation, plan of arrangement, consolidation, acquisition of stock or assets or otherwise), directly or indirectly, any business, or all or substantially all of the any assets or securities of any business, if the aggregate amount of consideration paid or transferred by the Company and its Subsidiaries in connection therewith would exceed $20,000,000 for each fiscal quarterly period;

(g) sell, lease, encumber (other than Permitted Liens), transfer or otherwise dispose of any of the Company’s or its Subsidiaries’ assets, securities, properties, interests or businesses if the aggregate amount of consideration paid or transferred to the Company and its Subsidiaries would exceed $20,000,000 in connection therewith for each fiscal quarterly period, other than (i) pursuant to existing Contracts or commitments that have been disclosed in Section 6.01(g) of the Company Disclosure Letter or (ii) sales of Company products and services, inventory or used equipment in the ordinary course of business;

(h) (i) incur, create, assume or otherwise become liable for any indebtedness for borrowed money or any material obligation of another Person (other than a wholly-owned Subsidiary of the Company), including by way of a guarantee or an issuance or sale of debt securities, or issue or sell options, warrants, calls or other rights to acquire any debt securities of the Company or any of its Subsidiaries, enter into any “keep well” or other Contract to maintain any financial statement or similar condition of another Person, or enter into any arrangement having the economic effect of any of the foregoing (other than (A) indebtedness in connection with the financing of ordinary course trade payables in the ordinary course of business, (B) borrowings and repayment of borrowings under the Credit Agreement, or (C) accounts payable in the ordinary course of business) or (ii) make any loans, advances, capital contributions to, or investments in, any other Person (other than (A) to the Company or any of its Subsidiaries in the ordinary course of business or (B) accounts receivable and extensions of credit in the ordinary course of business and advances of expenses to employees in the ordinary course of business);

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(i) except (w) as required by the terms of any Employee Plan as in effect on the date of this Agreement or (y) disclosed on Section 6.01(i) of the Company Disclosure Letter, (i) hire any new employee or terminate the employment of any employee (other than a termination for cause), in each case other than with respect to employees with total target annual cash compensation (prospective, in the case of new hires) of not more than $300,000, (ii) grant to any current or former director, officer, employee entitled to earn over $300,000 in total target annual cash compensation, or any current or former consultant or service provider entitled to earn over $300,000 in total target annual cash fees, of the Company or any of its Subsidiaries any material increase in compensation, bonus or benefits, (iii) make any Person a participant in or party to any Employee Plan or other plan, program or arrangement, in either case, providing for severance pay or benefits, or grant any material increase in severance compensation or grant any retention, change in control, or transaction-based pay or benefits to any current or former director, employee or service provider of the Company or its Subsidiaries, (iv) loan or advance any money or other property (or forgive or waive any such loan or advance) to any current or former director, officer, employee of the Company or its Subsidiaries (other than advances of expenses to employees in the ordinary course of business), (v) grant any equity or equity-based awards (except as permitted by Section 6.01(c)), or (vi) establish, adopt, enter into, terminate or materially amend any Benefit Plan (other than entering into offer letters that contemplate “at will” employment without any rights to severance or termination pay or more than 30 days’ advance notice of termination or, with respect to employees with total target annual cash compensation (prospective, in the case of new hires) of not more than $300,000, pursuant to a form of employment agreement made available to Parent, consistent in all material respects with the Company’s practices in the applicable jurisdiction), and other than as permitted by Section 6.01(c) or the other provisions of this Section 6.01(i); provided, however, that, with respect to employees with total target annual cash compensation (prospective, in the case of new hires) of not more than $300,000, none of the foregoing in this paragraph (i) shall restrict the Company or any of its Subsidiaries from entering into or making available to newly hired employees, or to employees in the context of promotions and periodic performance reviews based on job performance or workplace requirements, Employee Plans (other than the Company Stock Plans, unless permitted by Section 6.01(c)) and benefits and compensation practices and arrangements that have a value that is consistent with those provided to similarly-situated employees or newly hired employees or past practice and that does not increase the employee’s total target annual cash compensation above $300,000);

(j) adopt, enter into, engage in negotiations for, terminate or materially amend any collective bargaining agreement other than as required by Applicable Law or the terms of such collective bargaining agreement;

(k) make any change in any financial accounting principles, methods or practices, in each case except for any such change required by GAAP or Applicable Law, including Regulation S-X under the 1934 Act;

(l) (i) discharge, compromise, settle or satisfy (or agree to do any of the preceding with respect to) any Action that would involve the payment of more than $6,000,000 individually or $20,000,000 in the aggregate (net of any insurance coverage or any reserves on the Company Balance Sheet), any material non-monetary relief, or any admissions of responsibility or liability, or (ii) waive, relinquish, release, grant, transfer or assign any right with a value of more than $20,000,000 in any individual case;

(m) make, change or revoke any material Tax election, amend any material Tax Return, change any Tax accounting period, adopt or change any material method of Tax accounting, settle or compromise any material proceeding relating to Taxes, agree to an extension or waiver of the statute of limitations with respect to the assessment or determination of material Taxes (other than automatically granted extensions), enter into any “closing agreement” described in Section 7121 of the Code (or any corresponding or similar provision of Applicable Law), apply for any Tax ruling from any Taxing Authority or surrender any right to claim a refund of material Taxes;

(n) enter into any Contract between the Company or any of its Subsidiaries, on the one hand, and any current director or officer of the Company or any Person (or any of their Affiliates) beneficially owning five percent or more of the Company Stock or OpCo Units, on the other hand, except for any commercial Contracts entered into on arm’s length terms in the ordinary course of businesses;

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(o) take any action to (i) amend or modify in any material respect, (ii) waive any material rights under or (iii) terminate any Contract with a Major Channel Partner or Major Supplier;

(p) enter into or adopt any “poison pill” or similar stockholder rights plan that would prevent or preclude the Merger;

(q) enter into any Contract or other arrangement or understanding that would be required to be disclosed under Item 404(a) of Regulation S-K; or

(r) agree, authorize or commit to do any of the foregoing.

For the avoidance of doubt, if any action taken or refrained from being taken by the Company or any of its Subsidiaries is expressly permitted or addressed by one sentence or subsection of this Section 6.01(a) through (r) and not expressly prohibited under such sentence or subsection or any other sentence or subsection of this Section 6.01(a) through (r), the taking or refraining from being taken of such action by the Company or any of its Subsidiaries shall be deemed not to be in violation of any other sentence or subsection of this Section 6.01.

Section 6.02. Company Stockholder Meeting. The Company shall take all actions necessary or desirable to cause a meeting of its stockholders (the “Company Stockholder Meeting”) to be duly called and held as soon as reasonably practicable (but not sooner than twenty (20) Business Days) following clearance of the Proxy Statement by the SEC for the purpose of voting on the approval and adoption of this Agreement, the Merger and the other transactions contemplated hereby. The Company will conduct a “broker search” in accordance Rule 14a-13(a)(1) of the 1934 Act and establish a record date for the Company Stockholder Meeting in a manner to enable the record date for the Company Stockholder Meeting to be set so that such Company Stockholder Meeting will be duly called and held as soon as reasonably practicable following clearance of the Proxy Statement by the SEC. Notwithstanding the immediately preceding sentences, the Company may adjourn or postpone the Company Stockholder Meeting (i) after consultation with Parent, to the extent necessary to ensure that any required supplement or amendment to the Proxy Statement is provided to the Company’s stockholders as required by Applicable Law in advance of the Company Stockholder Meeting, (ii) as otherwise required by Applicable Law, (iii) if as of the time for which the Company Stockholder Meeting is scheduled as set forth in the Proxy Statement, there are insufficient shares of Company Stock represented (in person or by proxy) to constitute a quorum necessary to conduct the business of the Company Stockholder Meeting or (iv) if there are insufficient proxies in favor of adoption of this Agreement or to otherwise obtain the Company Stockholder Approval. Unless there has been an Adverse Recommendation Change, the Board of Directors of the Company shall (A) recommend approval and adoption of this Agreement, the Merger and the other transactions contemplated hereby by the Company’s stockholders, (B) use its reasonable best efforts to obtain the Company Stockholder Approval, including actively soliciting proxies in favor of the adoption of this Agreement, the Merger and the other transactions contemplated hereby at the Company Stockholder Meeting and (C) otherwise comply with all legal requirements applicable to such meeting in all material respects. The Company shall keep Parent reasonably informed with respect to proxy solicitation results as reasonably requested by Parent and shall provide such information and reasonable cooperation as Parent may reasonably request in connection therewith. Notwithstanding anything to the contrary in this Agreement, unless this Agreement is terminated in accordance with its terms, the Company shall remain obligated to provide the information and cooperation described in the immediately preceding sentence and duly call, give notice of, convene and hold the Company Stockholder Meeting and mail the Proxy Statement (and any amendment or supplement thereto that maybe required by Applicable Law) to the Company’s stockholders in accordance with Section 8.02 and this Section 6.02, notwithstanding any Adverse Recommendation Change.

Section 6.03. Go-Shop; Acquisition Proposals.

(a) Notwithstanding anything to the contrary contained in this Agreement, during the period commencing on the date of this Agreement and continuing until 11:59 p.m. (New York City time) on the date that is (i) forty five

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(45) calendar days following the date of this Agreement (the “No Shop Period Start Date”), or (ii) in respect of any Excluded Party, fifteen (15) days after the No Shop Period Start Date (the “Cut-Off Date”), as applicable, the Company, its Subsidiaries and their respective directors, officers, employees and other Representatives shall have the right to, directly or indirectly, (A) solicit, initiate, propose, facilitate, induce or encourage any Acquisition Proposals, or the making, submission or announcement of one or more Acquisition Proposals from any Person or its Representatives, or encourage, facilitate or assist, any proposal, inquiry or offer that could reasonably be expected to lead to, result in or constitute an Acquisition Proposal, including by furnishing to any such Person or its Representatives any non-public information relating to the Company or any of its Subsidiaries or by affording to any Person or its Representatives access to the business, properties, assets, books, records or other non-public information, or to the personnel, of the Company or any of its Subsidiaries, in each case subject to the prior entry into, and solely pursuant to, an Acceptable Confidentiality Agreement; (B) continue, enter into, participate in or otherwise engage in any discussions or negotiations with any Person or its Representatives with respect to one or more Acquisition Proposals or any other proposals that could reasonably be expected to lead to, result in or constitute an Acquisition Proposal or other effort or attempt to make an Acquisition Proposal or other proposal that could reasonably be expected to lead to, result in or constitute an Acquisition Proposal; and (C) otherwise cooperate with, assist, participate in or take any action to facilitate any Acquisition Proposal or any other proposals that could reasonably be expected to lead to, result in or constitute any Acquisition Proposal. The Company will substantially concurrently (and in any event within one Business Day) make available to Parent or its Representatives any non-public information concerning the Company and its Subsidiaries that is provided by the Company to any Person or its Representatives pursuant to this Section 6.03(a) that was not previously made available to Parent. Notwithstanding anything contained in this Agreement to the contrary, the Board of Directors of the Company or any committee thereof may grant a waiver of any standstill provisions in any agreement with any Person to permit such Person to make an Acquisition Proposal privately and confidentially to the Board of Directors of the Company.

(b) Subject to the provisions of this Section 6.03, (i) with respect to any Excluded Party, on the Cut-Off Date, or (ii) with respect to any Person or “group” who is not an Excluded Party, on the No Shop Period Start Date, the Company shall, and shall cause its Subsidiaries to, and shall instruct its and its Subsidiaries’ Representatives to, promptly cease and cause to be terminated any solicitation, discussions or negotiations with any Third Party or its Representatives that could reasonably be expected to lead to or relating to an Acquisition Proposal and shall promptly terminate all physical and electronic data room access previously granted to any such Third Party referred to in prior clause (i) or (ii) or its Representatives, cease providing any further non-public information of the Company or any of its Subsidiaries to any such Third Party or its Representatives and request the return or destruction of any copies of, studies based upon and/or any extracts or summaries from, any non-public information of the Company or its Subsidiaries in such Third Party’s possession or control. For the avoidance of doubt, this Section 6.03(b) shall in no way restrict the Company from continuing any solicitation, discussions or negotiations with one or more Excluded Parties prior to the Cut-Off Date.

(c) Except as permitted by this Section 6.03, during the period commencing on (i) with respect to any Excluded Party, the Cut-Off Date, or (ii) with respect to any Person or “group” who is not an Excluded Party, the No Shop Period Start Date and, in each case, continuing until the earlier of the valid termination of this Agreement or the Effective Time, neither the Company nor any of its Subsidiaries shall, and the Company shall instruct and shall not authorize or knowingly permit its and its Subsidiaries’ Representatives to, directly or indirectly, (A) solicit, propose, initiate, knowingly induce, facilitate, or knowingly encourage the making, submission or announcement of any Acquisition Proposal or any inquiries that could reasonably be expected to lead to, result in or constitute an Acquisition Proposal (including by way of furnishing non-public information); (B) enter into or participate in any discussions or negotiations with, or furnish any non-public information relating to the Company or any of its Subsidiaries to, any Third Party for the purpose of knowingly facilitating, inducing or encouraging an Acquisition Proposal (it being understood that notifying such Person of the existence of this Section 6.03(c) shall not be a breach of this Section 6.03(c)); or (C) except for an Acceptable Confidentiality Agreement, enter into any agreement in principle, letter of intent or definitive written merger agreement, acquisition agreement or other agreement relating to an Acquisition Proposal.    Except as permitted

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by Section 6.03(e) and Section 6.03(h), from and after the date of this Agreement until the earlier of the valid termination of this Agreement or the Effective Time, the Board of Directors of the Company (or any committee thereof) shall not (1) fail to make, withdraw, qualify, amend or modify (or publicly propose to fail to make, withdraw, qualify, amend or modify) in a manner adverse to Parent, the Company Board Recommendation, (2) adopt, approve, endorse or recommend (or propose publicly to adopt, endorse, approve or recommend) any Acquisition Proposal, (3) fail to issue a press release publicly reaffirming the Company Board Recommendation in response to an Acquisition Proposal that has been publicly disclosed within ten Business Days after a request by Parent to do so or, if earlier, at least two Business Days prior to the Company Stockholder Meeting (which request may be made once per Acquisition Proposal), (4) fail to include the Company Board Recommendation in the Proxy Statement, or (5) submit to the Company’s stockholders for approval or adoption any Acquisition Proposal (any of the foregoing in clauses (1) through (5), an “Adverse Recommendation Change”; provided, that, for the avoidance of doubt, (y) any determination or action by the Board of Directors of the Company to the extent expressly permitted by Section 6.03(d), Section 6.03(e) or Section 6.03(h) shall not be, and shall not be deemed to be, in and of itself a breach or violation of this Section 6.03(c) and shall not, unless an Adverse Recommendation Change has occurred, give Parent a right to terminate this Agreement pursuant to Section 10.01(c)(i), and (z) none of the following, in and of itself, shall constitute an Adverse Recommendation Change: (aa) the determination by the Board of Directors of the Company that an Acquisition Proposal constitutes a Superior Proposal, (bb) a public press release as to the determination described in prior clause (aa) so long as such press release also states that no Adverse Recommendation Change or termination of this Agreement shall occur until the expiration of the 3 Business Day (or, if applicable, the 2 Business Day) period contemplated by Section 6.03(h) has occurred and promptly after the end of such 3 Business Day (or, if applicable, such 2 Business Day) period the Company shall either (I) issue a public press release stating that the prior Acquisition Proposal no longer constitutes a Superior Proposal or (II) make an Adverse Recommendation Change or terminate this Agreement pursuant to Section 10.01(d)(i) or (cc) the delivery by the Company to Parent, Merger Subsidiary or their respective Representatives of the notice required by Section 6.03(e), (g) or (h)).

(d) Notwithstanding Section 6.03(c) or anything else in this Section 6.03, at any time prior to obtaining the Company Stockholder Approval, if the Company or any of the Representatives of the Company or its Subsidiaries has received a written Acquisition Proposal from any Third Party (including any Excluded Party, at any time) that did not result from a breach in any material respect of Section 6.03, (I) the Company and such Representatives may contact the Third Party making such Acquisition Proposal to clarify the terms and conditions thereof or inform such Person of the existence of the provisions in this Section 6.03 or (II) if the Board of Directors of the Company determines in good faith, after consultation with its financial advisor and outside legal counsel, such Acquisition Proposal constitutes or would reasonably be expected to lead to or result in, a Superior Proposal, then the Company and its Subsidiaries, directly or indirectly through its and their Representatives, may (i) engage or participate in negotiations or discussions with such Third Party and its Representatives and (ii) furnish to such Third Party or its Representatives non-public information relating to the Company or any of its Subsidiaries subject to the entry into, and solely pursuant to, an Acceptable Confidentiality Agreement; provided, that, prior to or substantially concurrently (and in any event within one day) with the time such information is made available to such Third Party, the Company shall make available to Parent any material non-public information relating to the Company or its Subsidiaries that is made available to such Third Party and that was not previously made available to Parent. Notwithstanding anything in this Agreement to the contrary and notwithstanding the occurrence of the No Shop Period Start Date, from and after the No Shop Period Start Date, the Company may continue to engage in the activities described in Section 6.03(a) with respect to any Excluded Party, including with respect to any amended proposal or offer submitted by an Excluded Party following the No Shop Period Start Date, and the restrictions in Section 6.03(c) and Section 6.03(d) will not apply with respect thereto, until the Cut-Off Date.

(e) Notwithstanding anything contained in this Agreement to the contrary, at any time prior to obtaining the Company Stockholder Approval, in response to an Intervening Event, if the Board of Directors of the Company determines in good faith, after consultation with outside legal counsel, that the failure to make an Adverse

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Recommendation Change as a result of such Intervening Event would reasonably be expected to be inconsistent with its fiduciary duties under Delaware Law, the Board of Directors of the Company may make an Adverse Recommendation Change (but shall not be permitted to take the actions referred to in clause (2), (3) or (5) of the definition thereof which relate solely to Acquisition Proposals); provided, that, the Board of Directors of the Company shall not make any such Adverse Recommendation Change unless the Company has (i) provided to Parent at least three (3) Business Days’ prior written notice that it intends to take such action and specifying in reasonable detail the facts of the underlying Intervening Event, (ii) during such three (3) Business Day period, if requested by Parent, engaged in good faith negotiations with Parent to amend this Agreement in such a manner that obviates the need for such Adverse Recommendation Change (provided that it is understood and agreed that the Board of Directors of the Company’s determination and providing such notice solely to Parent in each case as permitted by the express terms of this Agreement shall not in itself constitute an Adverse Recommendation Change or a basis to terminate this Agreement) and (iii) shall have considered in good faith any revisions to this Agreement or any other Transaction Document irrevocably proposed in writing by Parent.

(f) In addition, nothing contained herein shall prevent the Board of Directors of the Company from (i) complying with its disclosure obligations required under Applicable Law or applicable rules of the NASDAQ, including taking and disclosing to its stockholders a position contemplated by Rule 14e-2(a), Rule 14d-9(g) or Item 1012(a) of Regulation M-A promulgated under the 1934 Act with regard to an Acquisition Proposal (or any similar communication to stockholders) or (ii) making any “stop-look-and-listen” communication to stockholders of the Company pursuant to Rule 14d-9(f) or (iii) making any disclosure to the stockholders of the Company if the Board of Directors of the Company determines in good faith, after consultation with outside legal counsel, that the failure to make such disclosure would reasonably be expected to be inconsistent with its fiduciary duties under Delaware Law (provided that this clause (iii) shall not permit the Company to take any action which would constitute an Adverse Recommendation Change, which instead shall be governed by Section 6.03(c), Section 6.03(e) or Section 6.03(h)); provided, that with respect to the foregoing clauses (i) through (iii), any such action taken or statement made, in and of itself, shall not be deemed to be an Adverse Recommendation Change if the Board of Directors of the Company reaffirms the Company Board Recommendation in such statement or in connection with such action.

(g) At any time after the No Shop Period Start Date and until the earlier of the valid termination of this Agreement and the Effective Time, the Company shall notify Parent promptly (but in no event later than one day after (i) the end of the No Shop Period Start Date with respect to previously received Acquisition Proposals or (ii) receipt by the Company of any Acquisition Proposal, as applicable), which notice shall identify the Third Party making, and the material terms and conditions of, any such Acquisition Proposal and the Company shall reasonably promptly inform Parent (but in no event later than one day) after any material developments, discussions or negotiations regarding any Acquisition Proposal and shall provide to Parent promptly (but in no event later than one day after receipt thereof) copies of all proposed transaction agreements or proposal letters or other material written agreements sent or provided to the Company or any of its Subsidiaries that describe any material terms or conditions of any Acquisition Proposal.

(h) Further, nothing contained in Section 6.03(c) or elsewhere in this Agreement shall prevent the Board of Directors of the Company from, prior to receipt of the Company Stockholder Approval, making an Adverse Recommendation Change in response to an Acquisition Proposal or terminating this Agreement pursuant to Section 10.01(d)(i), if (i) the Board of Directors of the Company has determined in good faith, after consultation with its financial advisor and outside legal counsel, that such Acquisition Proposal constitutes a Superior Proposal and the failure to make an Adverse Recommendation Change or terminate this Agreement, as applicable, would reasonably be expected to be inconsistent with its fiduciary duties pursuant to Delaware Law, (ii) the Company, its Subsidiaries and their respective Representatives shall have complied in all material respects with Sections 6.03(b) and (c) with respect to such Acquisition Proposal, (iii) the Company promptly notifies Parent in writing, at least three (3) Business Days before taking such action, of the determination of the Board of Directors of the Company that such Acquisition Proposal constitutes a Superior Proposal and of its intention to take such action, attaching the most current version of the proposed agreement under which such

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Superior Proposal is proposed to be consummated and the identity of the Third Party making such Superior Proposal and (iv) the Board of Directors of the Company (A) shall have, during such notice period, engaged in good faith negotiations with Parent, to the extent Parent requests to negotiate, to amend this Agreement in such a manner that obviates the need for such Adverse Recommendation Change or valid termination of this Agreement pursuant to Section 10.01(d)(i), (B) shall have considered in good faith any revisions to this Agreement or any other Transaction Document irrevocably proposed in writing by Parent and (C) shall have determined that such Acquisition Proposal would continue to constitute a Superior Proposal and the failure to make an Adverse Change Recommendation or terminate this Agreement, as applicable, would reasonably be expected to be inconsistent with its fiduciary duties pursuant to Delaware Law, if such revisions were to be given effect (provided that it is understood and agreed that the determination of the Board of Directors of the Company in accordance with clause (i) and providing the notice required by clause (iii) shall not, in and of itself, constitute an Adverse Recommendation Change or a basis to terminate this Agreement) (it being understood and agreed that any material amendment to the financial terms or other material terms of such Superior Proposal shall require a new written notification from the Company but only a new two (2) Business Day period under this Section 6.03(h)). As used in this Agreement:

(i) “Acceptable Confidentiality Agreement” means a confidentiality agreement to which the Company is a party that contains provisions that are no less favorable in the aggregate to the Company than those contained in the Confidentiality Agreement; provided that such confidentiality agreement may contain a less restrictive or no standstill restriction.

(ii) “Intervening Event” means a material fact, event, change, development or set of circumstances that was not known or reasonably foreseeable to the Board of Directors of the Company as of the date hereof (or if known to the Board of Directors of the Company as of the date hereof, the consequences of which were not known or reasonably foreseeable to the Board of Directors of the Company as of the date hereof) and becomes known to the Board of Directors of the Company prior to the time the Company Stockholder Approval is obtained; provided, however that none of the following will constitute, or be considered in determining whether there has been, an Intervening Event: (A) the receipt, existence of or terms of an Acquisition Proposal or any matter relating thereto or consequence thereof and (B) changes in the market price or trading volume of the shares of Company Stock or the fact that the Company meets or exceeds internal or published projections, budgets, forecasts or estimates of revenues, earnings or other financial results for any period (provided, however, that the underlying causes of such change or fact shall not be excluded by this clause (B)).

(iii) “Superior Proposal” means a bona fide, written Acquisition Proposal for at least a majority of the outstanding shares of Company Stock (assuming the prior exchange of all OpCo Units for shares of Company Stock) or at least a majority of the consolidated assets of the Company and its Subsidiaries that was not solicited in breach in any material respect of the terms of Sections 6.03(b) or (c) and that the Board of Directors of the Company determines in good faith, after consultation with its financial advisor and outside legal counsel, and taking into account all relevant terms and conditions of such Acquisition Proposal (including legal, regulatory, financing and closing conditions), is more favorable from a financial perspective to the holders of the Company Stock than the Merger (taking into account any irrevocable written proposal by Parent to amend the terms of this Agreement pursuant to Section 6.03(h)).

(iv) “Excluded Party” means any Third Party (i) from whom the Company or any of its Representatives receives an Acquisition Proposal after the date of this Agreement and prior to the No Shop Period Start Date; and (ii) whose Acquisition Proposal the Board of Directors of the Company determines in good faith (after consultation with its outside legal counsel and financial advisors) is, or would reasonably be expected to lead to or result in, a Superior Proposal. Any Third Party shall cease to be an Excluded Party under this Agreement with respect to a particular Acquisition Proposal upon such time as such Acquisition Proposal made by such Third Party is withdrawn, cancelled, terminated or otherwise expires or the Board of Directors of the Company determines in good faith (after consultation with its outside legal counsel and financial advisors) is no longer, and no longer would reasonably be expected to lead to or result in, a Superior Proposal.

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Section 6.04. Access to Information. From the date hereof until the earlier of the valid termination of this Agreement or the Effective Time and subject to Applicable Law (including COVID-19 Measures) and the Confidentiality Agreement, the Company shall during normal business hours and upon reasonable prior written notice, and solely for purposes of furthering the Merger or integration planning relating thereto, (a) give to Parent, its counsel, financial advisors, auditors and other authorized Representatives reasonable access during normal business hours to its officers, key employees, offices, properties, Contracts and books and records and (b) instruct its employees, counsel, financial advisors, auditors and other authorized Representatives to reasonably cooperate with Parent in such access; provided, however, that (i) the foregoing shall not require the Company or any of its Subsidiaries to permit access to (A) any information that would give rise to the waiver of any attorney-client privilege or other privilege or trade secret protection or the work product doctrine (provided that the Company shall use commercially reasonable efforts to make any such information available in such a way that would not reasonably be expected to jeopardize the attorney-client privilege or other privilege or trade secret protection or the work product doctrine), (B) any information that in the good faith reasonable opinion of the Company would violate any Applicable Law, (C) such documents or information that are reasonably pertinent to any pending litigation, suit, action or proceeding between the Company and its Affiliates, on the one hand, and Parent and its Affiliates, on the other hand, (D) subject to, and without limiting, the requirements of Section 6.03 and Section 8.01(a), any information related to the negotiation and execution of this Agreement or to transactions potentially competing with or alternative to the transactions contemplated by this Agreement or proposals from other third parties relating to any competing or alternative transactions (including Acquisition Proposals) and the actions of the Company’s Board of Directors (or any committee thereof) with respect to any of the foregoing, whether prior to or after execution of this Agreement, or (E) subject to, and without limiting, the requirements of Section 6.03, any information related to an Adverse Recommendation Change or the actions of the Company’s Board of Directors (or any committee thereof) with respect thereto, (ii) any such investigation shall be conducted under reasonable supervision of appropriate personnel of the Company and in such a manner as not to unreasonably interfere with the normal business or operations of the Company or its Subsidiaries or otherwise result in any unreasonable burden with respect to the prompt and timely discharge by employees of the Company or its Subsidiaries of their normal duties and Parent shall use its commercially reasonable efforts to minimize to the extent reasonably practicable any disruption to the businesses of the Company that may result from any such requests for access and (iii) any access to the properties of the Company and its Subsidiaries will be subject to the Company’s reasonable security measures, policies and insurance requirements and will not include the right to sample soil, sediment, groundwater, surface water, air or building materials or conduct any other environmental sampling or analysis. For the avoidance of doubt, nothing in this Section 6.04 will be construed to require the Company, any of its Subsidiaries or any of their respective Representatives to prepare any reports, analyses, appraisals, opinions or other information that create an unreasonable burden on the employees of the Company or its Subsidiaries. In addition, the Company, its Subsidiaries and Parent shall cooperate in good faith to arrange for, as reasonably agreed by Parent and the Company, communication strategies for, and joint meetings of the Company and Parent with, the Company’s customers, suppliers, and employees; provided, that (y) such meetings do not unreasonably interfere with the operations of the Company and its Subsidiaries and (z) a Representative of the Company must be present at all times during such meetings. The Company may, as it deems advisable and necessary, reasonably designate commercially sensitive material provided to the other as “Outside Counsel Only Material” or with similar restrictions, and such materials and the information contained therein shall be given only to the outside counsel of the recipient, or otherwise as the restriction indicates, and be subject to any additional confidentiality or joint defense agreement between the parties. Notwithstanding anything to the contrary herein, with the consent of Parent (which shall not be unreasonably withheld), the Company may satisfy its obligations set forth above by electronic means if physical access is not reasonably feasible or would not be permitted under Applicable Law (including as a result of COVID-19 Measures).

Section 6.05. Financing Cooperation.

(a) The Company shall use reasonable best efforts to, and shall cause its Subsidiaries to use reasonable best efforts to, and shall use reasonable best efforts to cause its and their respective Representatives to, provide such

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cooperation as is reasonably requested by Parent, is necessary in connection with the Debt/Preferred Equity Financing and customarily provided for borrowers or issuers in financings of the type contemplated by the Debt Commitment Letter (or permanent take-out financing incurred in lieu of the bridge facility contemplated under the Debt Commitment Letter) or the Preferred Equity Commitment Letter, as applicable (it being understood and agreed that such information shall not include any information customarily delivered by an investment bank, agent bank or lender in the preparation of such bank information memoranda or similar documents), including reasonable best efforts in (i) furnishing to Parent (A) the Required Information and (B) such other pertinent and customary financial and other information regarding the Company and its Subsidiaries as may be reasonably requested by Parent; provided that, in the case of this clause (B), the Company shall not be obligated to furnish any Excluded Information; (ii) prior to and during the Marketing Period, upon reasonable prior written notice and at reasonable times, cause members of management (with appropriate seniority) to participate in a reasonable number of meetings (in each case, which may be held via conference call), drafting sessions, rating agency presentations and due diligence presentations (including accounting due diligence sessions), presentations, “road shows” and sessions with prospective financing sources and investors, in each case at times and locations to be mutually agreed; (iii) in advance of and prior to the closing of the Marketing Period, providing reasonable assistance to Parent and its Debt/Preferred Equity Financing Sources in the preparation of customary bank information memoranda, lender or investor presentations, rating agency presentations, offering memoranda or private placement memoranda and other customary marketing materials in connection with the Debt/Preferred Equity Financing (collectively, the “Marketing Material”) including delivering upon request of Parent prior to the commencement of the marketing of the Debt/Preferred Equity Financing (A) customary executed authorization letter to accompany customary Marketing Materials regarding the material accuracy of information contained in such Marketing Materials with respect to the Company and its Subsidiaries and, with respect to any “public version” of such Marketing Materials, the lack of material non-public information with respect to the Company and its Subsidiaries therein and (B) customary executed management representation letters and CFO certificates with respect to the financial information included in the Marketing Materials for bond offerings; (iv) causing the Company’s auditors to provide customary comfort letters (including “negative assurance” comfort) with respect to historical financial information of the Company included in any offering memoranda with respect to any non-convertible high yield debt securities included in the Debt Financing issued on a “Rule 144A for life” basis; (v) assisting in the preparations for the pledging of collateral, including possessory collateral (it being understood that no such pledging of collateral will be effective until at or after the Closing), facilitating the obtaining of guarantees, and assistance in the preparation of any definitive financing documents and other matters ancillary to the Debt Financing as may be reasonably requested by Parent, including by providing information for the completion of any schedules or certificates thereto; (vi) at least four (4) Business Days prior to the Closing Date, to the extent requested by Parent on behalf of the Debt/Preferred Equity Financing Sources no later than ten (10) Business Days prior to the Closing Date, timely furnishing such documentation and other information required by Governmental Authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the U.S.A. Patriot Act of 2001, including beneficial ownership certificates; (vii) providing reasonable assistance to facilitate at (but not prior to) the Closing the release of liens on assets of the Company (other than Permitted Liens) that are collateral for the Debt Financing, (viii) assisting Parent in obtaining any corporate or facility ratings from any ratings agencies contemplated by the Debt/Preferred Equity Financing and (ix) executing and delivering prepayment notices within the time periods contemplated by the Credit Agreement. The Company hereby consents to the use of the logos of the Company and its Subsidiaries in connection with such Debt/Preferred Equity Financing; provided that such logos shall be used solely in a manner that is not intended or reasonably likely to harm, disparage or otherwise adversely affect the Company and/or its Subsidiaries or their reputation or goodwill.

(b) Notwithstanding the foregoing, neither the Company nor any of its Affiliates shall be required to take or permit the taking of any action pursuant to this Section 6.05: (A) that would require the Company or any of its Affiliates or any other Persons who are directors or officers of such entities to pass resolutions or consents to approve or authorize the execution of the Debt/Preferred Equity Financing that are not conditioned upon the effectiveness of the Closing; provided that any director or officer whose resignation becomes effective immediately after the Closing occurs shall not be required to pass resolutions or consents, (B) that would require

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the Company or any of its Affiliates or any other Persons who are directors or officers of such entities to execute or deliver any certificate, document, instrument or agreement, or agree to any change or modification of any existing certificate, opinion, document, instrument or agreement, in each case, prior to the Closing (it being understood that no obligations of the Company under any certificate, opinion, document, instrument or agreement delivered pursuant to this Section 6.05 shall be required to be effective prior to the Closing), (C) that would cause any representation or warranty in this Agreement to be breached by the Company or any of its Affiliates or would cause any condition to the Closing to fail to be satisfied, (D) that would require the Company or any of its Subsidiaries to pay (x) any commitment or other similar fee or (y) incur any other expense, liability or obligation in connection with the Debt/Preferred Equity Financing that, in the case of this clause (y), would not be subject to the Reimbursement Obligations of Parent, (E) that could cause any director, officer or employee or stockholder of the Company or any of its Affiliates to incur any personal liability, (F) that could reasonably be expected to conflict with, result in any violation or breach of, or default (with or without notice, lapse of time, or both) under, any of their respective organizational documents, or any Applicable Law or Material Contracts not entered into in contemplation of the obligations of the Company under this Section 6.05, (G) that provides access to or discloses information that the Company or any of its Affiliates determines could reasonably be expected to jeopardize any attorney-client privilege of, or conflict with any confidentiality obligations contained in any Material Contracts not entered into in contemplation of the obligations of the Company under this Section 6.05 binding on, the Company or any of its Subsidiaries, (H) that would, in the opinion of the Company in good faith, unreasonably interfere with the ongoing operations of its or its Affiliates’ businesses or would require an action that is not within the control of the Company or its Affiliates using reasonable best efforts or (I) that would cause significant competitive harm to the Company or its Subsidiaries if the transactions contemplated by this Agreement are not consummated. All non-public or other confidential information provided by the Company or any of its Representatives pursuant to this Section 6.05 shall be kept confidential in accordance with the Confidentiality Agreement or pursuant to confidentiality undertakings customary for the type of Debt/Preferred Equity Financing contemplated under the Debt Commitment Letter or Preferred Equity Commitment Letter. Nothing contained in this Section 6.05 or otherwise shall require the Company or any of its Affiliates to encumber any of its assets or be an issuer or other obligor with respect to the Debt/Preferred Equity Financing or require the Company or any of its Affiliates to be an issuer or other obligor with respect to the Debt/Preferred Equity Financing, in each case, prior to the Closing. Parent shall, promptly upon request by the Company, reimburse the Company and its Affiliates for all fees, costs, expenses and liabilities incurred by any of them or their respective Representatives in connection with fulfilling their respective obligations pursuant to this Section 6.05 (including reasonable attorneys’ fees) but excluding the fees, costs or expenses for financial statements included in the Required Information or any other materials that, in each case, would be prepared by the Company or its Affiliates in the ordinary course of business whether or not request would be made by Parent under this Section 6.05. Notwithstanding anything herein to the contrary, the parties hereto acknowledge and agree that the provisions contained in this Section 6.05 represent the sole obligations of the Company and any of its Representatives with respect to cooperation in connection with the arrangement of any financing (including the Financing) to be obtained by Parent or any of its Affiliates with respect to the transactions contemplated by this Agreement, and no other provision of this Agreement (including the Exhibits and Schedules hereto) shall be deemed to expand or modify such obligations. Parent shall indemnify, defend and hold harmless the Company, its Affiliates and their respective Representatives from and against any and all losses, damages, claims, costs or expenses actually suffered or incurred by them in connection with the provision of assistance pursuant to this Section 6.05 in connection with the Financing or any other financing by Parent or any of its Affiliates (including the arrangement thereof) and any information used in connection therewith except any such losses, damages, claims costs or expenses arising out of any willful misconduct, gross negligence, or bad faith, fraud or intentional misrepresentation by any of the Company or its Subsidiaries and its or their respective Representatives. The reimbursement and indemnification obligations of Parent set forth in this Section 6.05(b) are referred to, collectively, as the “Reimbursement Obligations.”

Section 6.06. Payoff of Indebtedness. The Company shall (i) use commercially reasonable efforts to deliver to Parent, at least three Business Days prior to the Closing Date, copies (or drafts) of customary payoff letters in form and substance reasonably satisfactory to Parent from the administrative agent under the Credit Agreement

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and (ii) deliver to Parent, on or prior to the Closing Date, copies of such payoff letters duly executed by the administrative agent under the Credit Agreement.

ARTICLE 7

Covenants of Parent and Merger Subsidiary

Section 7.01. Obligations of Merger Subsidiary. Parent shall take all action necessary to cause Merger Subsidiary to perform its obligations under this Agreement and to consummate the Merger on the terms and subject to the conditions set forth in this Agreement.

Section 7.02. Parent Owned Shares. Parent shall vote or cause to be voted all shares of Company Stock beneficially owned by it or any of its Affiliates in favor of approval of this Agreement at the Company Stockholder Meeting.

Section 7.03. Indemnification and Insurance. Parent shall cause the Surviving Corporation, and each of Parent and the Surviving Corporation hereby agrees, to do the following:

(a) All rights to indemnification and exculpation from liabilities for acts or omissions occurring at or prior to the Effective Time, all rights to indemnification and exculpation under employment agreements or indemnification agreements and rights to advancement of expenses relating thereto now existing in favor of any Person who is or prior to the Effective Time becomes, or has been at any time prior to the date of this Agreement, a present or former director, manager, officer, or fiduciary with respect to an employee benefit plan of the Company, any of its Subsidiaries or any of their respective predecessors (each, an “Indemnified Person”) as provided in the Restated Certificate of Incorporation of the Company, the Amended and Restated Bylaws of the Company, the organizational documents of any Subsidiary of the Company or any indemnification agreement, employment agreement, or other agreement containing any indemnification provisions, in each case which agreement has been delivered to Parent prior to the date hereof, between such Indemnified Person and the Company or any of its Subsidiaries shall survive the Merger and shall not be amended, repealed or otherwise modified in any manner that would adversely affect any right to indemnification, exculpation or advancement of expenses thereunder of any such Indemnified Person.

(b) For six years after the Effective Time, Parent and the Surviving Corporation (jointly and severally) shall indemnify and hold harmless all Indemnified Persons to the fullest extent permitted by Delaware Law in the event of any threatened or actual claim, suit, action, proceeding or investigation (a “Claim”), whether civil, criminal or administrative, based in whole or in part on, or arising in whole or in part out of, or pertaining to (i) the fact that the Indemnified Person is or was a director (including in a capacity as a member of any board committee), manager, officer or fiduciary with respect to an employee benefit plan of the Company, any of its Subsidiaries or any of their respective predecessors or (ii) this Agreement or any of the transactions contemplated hereby, whether in any case asserted or arising before, on or after the Effective Time, against any losses, claims, damages, liabilities, costs, expenses (including reasonable attorney’s fees and expenses in advance of the final disposition of any Claim to the fullest extent permitted by Applicable Law upon receipt of an undertaking to repay such expenses if such Indemnified Person was not entitled to indemnification under Applicable Law), judgments, fines and amounts paid in settlement of or in connection with any such threatened or actual Claim. Neither Parent nor the Surviving Corporation shall settle, compromise or consent to the entry of any judgment in any threatened or actual Claim for which indemnification has been sought by an Indemnified Person hereunder, unless such settlement, compromise or consent includes an unconditional release of such Indemnified Person from all liability arising out of such Claim, does not include any admission of wrongdoing on the part of such Indemnified Person, or such Indemnified Person otherwise consents in writing to such settlement, compromise or consent. Parent and the Surviving Corporation shall use commercially reasonable efforts to cooperate with an Indemnified Person in the defense of any matter for which such Indemnified Person seeks indemnification hereunder.

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(c) Prior to the Effective Time, the Company shall, or if the Company is unable to, Parent shall cause the Surviving Corporation as of the Effective Time to, obtain and fully pay the premium for the non-cancellable extension of the directors’ and officers’ liability coverage of the Company’s existing directors’ and officers’ insurance policies and the Company’s existing fiduciary liability insurance policies, in each case for a claims reporting or discovery period of at least six (6) years from and after the Effective Time with respect to any claim related to any period of time at or prior to the Effective Time (including claims with respect to the adoption of this Agreement and the consummation of the transactions contemplated hereby) with terms, conditions, retentions and limits of liability that are no less favorable than the coverage provided under the Company’s existing policies; provided that the Company shall give Parent a reasonable opportunity to participate in the selection of such “tail” insurance policy and the Company shall give good faith consideration to any comments made by Parent with respect thereto; and provided, that the premium payable for such “tail” insurance policy shall not exceed 300% of the amount per annum the Company paid in its last full fiscal year and if the cost for such “tail” insurance policy exceeds such maximum amount, then the Company or the Surviving Corporation shall obtain a policy with the greatest coverage available for a cost not exceeding such maximum amount.

(d) If Parent or the Surviving Corporation (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger, or (ii) transfers or conveys all or substantially all of its property and assets to any Person, then, and in each such case, proper provision shall be made so that the applicable successor, assign or transferee shall assume the obligations set forth in this Section 7.03 (including this Section 7.03(d)).

(e) The rights of each Indemnified Person under this Section 7.03 shall be in addition to any rights such Person may have under the organizational documents of the Company or any of its Subsidiaries, under Delaware Law or any other Applicable Law, under any agreement of any Indemnified Person with the Company or any of its Subsidiaries or otherwise. These rights shall survive consummation of the Merger and are intended to benefit, and shall be enforceable by, each Indemnified Person. The obligations of Parent and the Surviving Corporation under this Section 7.03 shall not be terminated or modified in such a manner as to adversely affect the rights of any Indemnified Person without the consent of such Indemnified Person.

(f) Parent shall pay all reasonable expenses, including reasonable attorneys’ fees and expenses, that may be incurred by any Indemnified Person in enforcing the indemnity and other obligations provided in this Section 7.03.

Section 7.04. Employee Matters.

(a) With respect to each employee of the Company or its Subsidiaries who is employed by the Company or any of its Subsidiaries as of immediately prior to the Effective Time (“Company Employees”), for a period of twelve (12) months following the Closing (or, if earlier, until the termination of the applicable Company Employee’s employment with Parent, the Surviving Corporation and their Affiliates), Parent shall, or shall cause the Surviving Corporation to, provide (i) base salary or wage rates, severance and target annual and quarterly cash bonus opportunities to such Company Employee that, in each case, is not less favorable than the base salary or wage rates, severance and target annual and quarterly cash bonus opportunities provided to such Company Employee immediately prior to the Effective Time (or, if more favorable to such Company Employee, the compensation and benefits provided to similarly situated employees of Parent and its Affiliates) and (ii) other employee benefits that are no less favorable in the aggregate to those employee benefits that such Company Employee was entitled to receive immediately prior to the Closing (in each case without regard to any retention, change in control, stay, transaction, or similar non-routine compensation or compensation opportunities, or equity or equity-based compensation); provided, however, that in all events the compensation, benefits and other terms and conditions of employment provided by Parent or the Surviving Corporation shall (x) be no less than those required under Applicable Law, and (y) comply with the terms of the Business Sale Agreement and applicable Local Transfer Agreements.

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(b) Without limiting the generality of Section 7.04(a), from and after the Effective Time, Parent shall, or shall cause the Surviving Corporation to, assume, honor and continue (i) during the twelve-month period following the Effective Time or, if sooner, until all obligations thereunder have been satisfied, all of the Company’s employment, severance, bonus, incentive compensation, commission, change in control, retention and termination plans and agreements, in each case in effect at the Effective Time, including with respect to any payments, benefits or rights arising as a result of the transactions contemplated by this Agreement (either alone or in combination with any other event) and (ii) all obligations under the Cash Awards and the Company Cash Rights, in each case, without any amendment or modification, other than any amendment or modification required to comply with Applicable Law or with the written consent of the applicable Company Employee.

(c) With respect to any employee benefit plan maintained by Parent, the Surviving Corporation or any of their Affiliates, including any vacation, paid time-off and severance plans (the “Parent Plans”), for all purposes, including determining eligibility to participate, level of or entitlement to benefits, benefit accruals, early retirement subsidies and vesting, each Company Employee’s service where length of service is relevant (but not, for the avoidance of doubt, benefit accruals under any defined benefit pension plan) with the Company or any of its Subsidiaries prior to the Effective Time (as well as service with any predecessor employer of the Company or any such Subsidiary, to the extent service with the such predecessor employer is recognized by the Company or such Subsidiary under the comparable Employee Plans) shall be treated as service with Parent, the Surviving Corporation or their Affiliates, as applicable; provided, however, that such service need not be recognized to the extent that such recognition would result in any duplication of benefits or was not credited for the same purpose with respect to such Company Employee under the analogous Employee Plan immediately prior to the Effective Time.

(d) Parent shall waive, or shall cause the Surviving Corporation or any of its Affiliates to waive, any pre-existing condition limitations, exclusions, actively-at-work requirements, waiting periods, evidence of insurability or similar limitations, under any Parent Plans in which any Company Employee (or the dependents of any eligible employee) will be eligible to participate from and after the Effective Time. Parent shall recognize or credit, or shall cause the Surviving Corporation or any of its Affiliates to recognize or credit, any deductible, co-insurance, maximum out of pocket expenses or other payments incurred by each Company Employee (and his or her eligible dependents) under any applicable Employee Plan during the plan year in which the Effective Time occurs for purposes of satisfying such year’s deductible, co-payment limitations and out-of-pocket maximums under the relevant welfare benefit plans, including the Parent Plans and Employee Plans, in which such Company Employee will be eligible to participate from and after the Effective Time.

(e) Upon the request of the Company, Parent shall provide all information reasonably requested by the Company and in sufficient time to enable the Company and its Subsidiaries to meet any notification, information and consultation requirements, pursuant to any collective bargaining or similar agreement and Applicable Laws, and the parties agree to work together in good faith to consult with, or obtain the consent or advice of, any labor union, labor organization or other employee representative body as commercially practicable or appropriate to consummate the transactions contemplated by this Agreement.

(f) The Company will take all actions necessary to (i) cancel all outstanding participant elections under the Company’s ESPP with respect to the planned first offering period, which is scheduled to begin on November 16, 2021, (ii) cause such offering period not to commence, and to cause no other offering period to commence, and (iii) terminate the Company ESPP prior to the Effective Time; provided that if it is not administratively practicable for the Company to cancel all outstanding participant elections and prevent the offering period that is scheduled to begin on November 16, 2021 from commencing, the Company shall take all actions that may be necessary or required under the Company ESPP and applicable Laws to discontinue such offering period as soon as administratively practicable after it commences (but in all events prior to the Effective Time) and to return all amounts credited to participant accounts under the Company ESPP as soon as administratively practicable thereafter to the applicable participant or his or her applicable beneficiary.

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(g) The Parties acknowledge and agree that all provisions contained in this Section 7.04 with respect to Company Employees are included for the sole benefit of the respective parties to this Agreement and shall not create any right (i) in any other Person, including any employee, officer, independent contractor, former employee or any participant or any beneficiary thereof in any Employee Plan or Parent Plan, or (ii) to guaranteed employment with the Company, Parent, Surviving Corporation, or any of their Subsidiaries for any period of time or preclude the ability to terminate the employment of any Company Employee for any reason. After the Effective Time, notwithstanding the foregoing in this Section 7.04, nothing contained in this Section 7.04 is intended to be or shall be considered to be an amendment or adoption of any plan, program, agreement, arrangement or policy of the Parent or Surviving Corporation nor shall it interfere with the Parent’s, or any of its Subsidiaries’ right to amend, modify or terminate any Employee Plan or to terminate the employment of any employee of Parent or its Subsidiaries for any reason.

Section 7.05. Financing.

(a) Parent and Merger Subsidiary shall use reasonable best efforts to take, or cause to be taken, all actions and do, or cause to be done, all things necessary, advisable or proper to obtain the proceeds of the Financing contemplated by the Commitment Letters on or prior to the Closing Date on the terms and conditions and in the amounts described in the Commitment Letters (including any “flex” provisions) or such other terms and conditions that are more favorable to Parent and Merger Subsidiary, including (i) maintaining in effect the Commitment Letters and any Definitive Debt Financing Agreements (as defined below) and complying with its obligations thereunder, (ii) satisfying on a timely basis, taking into consideration the timing of the Closing and the completion of the Marketing Period, and in a manner that will not impede the ability of the parties hereto to consummate the Merger promptly upon the Closing Date, all conditions to the funding of the Financing set forth in the Commitment Letters and the Definitive Debt/Preferred Equity Financing Agreements that are within its control, (iii) using reasonable best efforts to negotiate and enter into definitive debt or preferred financing agreements on the terms and conditions contemplated by the Debt Commitment Letter or the Preferred Equity Commitment Letter, as applicable (including any “flex” provisions) or such other terms and conditions that are more favorable to Parent and Merger Subsidiary (the “Definitive Debt/Preferred Equity Financing Agreements”), (iv) if the conditions under the Debt Commitment Letter or the Preferred Equity Commitment Letter, as applicable, are satisfied, consummating the applicable Debt/Preferred Equity Financing and causing the Debt/Preferred Equity Financing Sources to consummate their respective Financing at the Closing, (v) complying with its obligations under the Commitment Letters and Definitive Debt/Preferred Equity Financing Agreements in a timely and diligent manner, taking into consideration the timing of the Closing and the completion of the Marketing Period and (vi) keeping the Company informed on a regular and current basis and in reasonable detail of the status of its efforts to arrange the Financing contemplated by the Commitment Letters and any other financing (including, by, upon reasonable request of the Company, promptly providing to the Company drafts of material definitive agreements for the Financing (and any amendments thereto entered into on or prior to the Closing) and giving the Company prompt notice of (i) any fact, change, event or circumstance that is reasonably likely to have, individually or in the aggregate, a material and adverse impact on the Financing contemplated by the Commitment Letters, (ii) any breach by any party to the Commitment Letters or Definitive Debt/Preferred Equity Financing Agreements of which Parent has become aware, (iii) the expiration or termination (or attempted or purported termination, whether or not valid) of the Debt Commitment Letter or the Preferred Equity Commitment Letter, (iv) any written or electronic (including email) notice or communication by any Debt/Preferred Equity Financing Source with respect to any actual or threatened breach, default (or allegation thereof), repudiation by any party to any Commitment Letter or any Definitive Debt/Preferred Equity Financing Agreement or any refusal to provide, or stated intent that it will not provide, by any Debt/Preferred Equity Financing Source the full amount of the Debt/Preferred Equity Financing contemplated by the Debt Commitment Letter or the Preferred Equity Commitment Letter for any reason, (v) Parent’s good faith belief, for any reason, that it may no longer be able to obtain all or any portion of any Financing contemplated by the Commitment Letters on the terms and conditions described therein (after giving effect to any flex provisions), or (vi) receipt of any written notice or other written communication from any person with respect to any: (A) actual or potential breach, default, termination or repudiation by any party to the Debt Commitment Letter or any Definitive Debt/

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Preferred Equity Financing Agreement, (B) material dispute or disagreement between or among any parties to the Debt Commitment Letter or any Definitive Debt/Preferred Equity Financing Agreement (other than ordinary course negotiations) and (C) the failure of any condition to the Debt/Preferred Equity Financing to be satisfied. Any breach of the Commitment Letters, the Financing agreements, any Alternative Financing commitment or any Definitive Debt/Preferred Equity Financing Agreements by Parent or Merger Subsidiary shall be deemed a breach by Parent of this Section 7.05.

(b) Prior to the Closing, Parent shall not, and shall cause its Affiliates not to, agree to or permit any termination, amendment, replacement, supplement or other modification of, or waive any of its rights under, the Commitment Letters or Definitive Debt/Preferred Equity Financing Agreements without Parent’s prior written consent; provided that Parent may, without the Company’s prior written consent: (i) enter into any amendment, replacement, supplement or other modification to or waiver of any provision of the Debt Commitment Letter, the Preferred Equity Commitment Letter or any Definitive Debt/Preferred Equity Financing Agreements that would not, and would not reasonably be expected to, (A) reduce the amount of the Debt/Preferred Equity Financing contemplated by the Debt Commitment Letter or the Preferred Equity Commitment Letter, to an amount that will be less than the Required Amount, (B) adversely affect the ability of Parent and Merger Subsidiary to enforce its rights against any other party to the Debt Commitment Letter or the Definitive Debt Financing Agreements, in each case, as so amended, replaced, supplemented or otherwise modified, in each case, in accordance with this Agreement, relative to the ability of Parent to enforce its rights against the other parties to the Debt Commitment Letter as in effect on the date hereof, (C) prevent, materially delay or impede the consummation of the Merger, the Debt/Preferred Equity Financing or the other transactions contemplated by this Agreement upon the satisfaction of the conditions set forth in the applicable Debt Commitment Letter or Preferred Equity Commitment Letter, or (D) impose any new or additional conditions, or otherwise expand any of the conditions, to the availability and funding of Debt/Preferred Equity Financing as contemplated by the Debt Commitment Letter or the Preferred Equity Commitment Letter, as applicable, and (ii) amend, replace, supplement or otherwise modify the Debt Commitment Letter or the Preferred Equity Commitment Letter to add lenders, lead arrangers, book runners, syndication agents, purchasers or similar entities that have not executed the Debt Commitment Letter or Preferred Equity Commitment Letter as of the date of this Agreement. Upon any such amendment, replacement, supplement, modification or waiver, the terms “Debt Commitment Letter”, “Preferred Commitment Letter”, “Definitive Debt/Preferred Equity Financing Agreement”, as applicable, shall mean the Debt Commitment Letter, Preferred Equity Commitment Letter or Definitive Debt/Preferred Equity Financing Agreement, as applicable, as so amended, replaced, supplemented or modified. Parent shall promptly deliver to the Company copies of any such amendment, replacement, supplement or other modification of the Debt Commitment Letter or Preferred Equity Commitment Letter and/or any such waiver of a provision of the Debt Commitment Letter or Preferred Equity Commitment Letter.

(c) If all or any portion of the Debt Financing or Preferred Equity Financing, as applicable, becomes unavailable, or the Debt Commitment Letter or any of the Definitive Debt Financing Agreements shall be withdrawn, repudiated, terminated or rescinded, regardless of the reason therefor, then Parent shall (i) use reasonable best efforts to arrange and obtain, as promptly as practicable, from the same and/or alternative debt or preferred equity financing sources, as applicable, alternative financing in an amount, together with the amount of Financing remaining available and cash and cash equivalent on hand at the Company and its Subsidiaries, sufficient to pay the Required Amount on the Closing Date, in each case, upon terms and conditions not materially less favorable, taken as a whole, than those set forth in the Debt Commitment Letter or the Preferred Equity Commitment Letter, as applicable (including, for the avoidance of doubt, any related “market flex” provisions) (“Alternative Financing”) and (ii) promptly notify the Company of such unavailability and the reason therefor; provided that such reasonable best efforts shall not require Parent to pay more fees, OIDs or incur an increase in pricing than the pricing terms of the Debt Commitment Letter or Preferred Equity Commitment Letter, as applicable, as in effect on the date of this Agreement, taking into account any flex terms. In the event any Alternative Financing is obtained in accordance with this Section 7.05(c), references in this Agreement to “Debt Financing”, “Preferred Equity Financing” or “Debt/Preferred Equity Financing”, as applicable, shall also be deemed to refer to such Alternative Financing, as appropriate, and if one or more

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commitment letters or definitive financing agreements are entered into or proposed to be entered into in connection with such Alternative Financing, references in this Agreement to the “Debt Commitment Letter”, “Preferred Equity Commitment Letter” and the “Definitive Debt/Preferred Equity Financing Agreements”, as applicable, shall also be deemed to refer to such commitment letters and definitive financing agreements relating to such Alternative Financing, as appropriate, and all obligations of Parent pursuant to this Section 7.05 and all obligations of the Company pursuant to Section 6.05 shall be applicable thereto to the same extent as Parent’s obligations with respect to the Debt/Preferred Equity Financing.

(d) Each of Parent and Merger Subsidiary acknowledges and agrees that neither the obtaining of the Financing or any Alternative Financing, nor the completion of any issuance of securities contemplated by the Financing or any Alternative Financing, is a condition to the Closing, and reaffirms its obligation to consummate the transactions contemplated by this Agreement irrespective and independently of the availability of the Financing or any Alternative Financing, or the completion of any such issuance, subject to the applicable conditions in Section 9.01 and Section 9.02 and the completion of the Marketing Period.

ARTICLE 8

Covenants of Parent, Merger Subsidiary and the Company

Section 8.01. Efforts.

(a) Subject to the terms and conditions of this Agreement, the Company and Parent shall cooperate with each other and use their reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under Applicable Law to consummate the Merger and the other transactions contemplated by this Agreement as promptly as practicable, including (i) preparing and filing as promptly as practicable after the date hereof with any Governmental Authority all documentation to effect all necessary filings, notices, petitions, statements, registrations, submissions of information, financial statements, records, applications and other documents, in each case, as required by this Section 8.01, (ii) obtaining and maintaining as required by this Section 8.01 all approvals, consents, registrations, Permits, authorizations, licenses, waivers and other confirmations required to be obtained from any Governmental Authority that are necessary to consummate the transactions contemplated by this Agreement, and (iii) executing and delivering any additional instruments necessary to consummate the transactions contemplated hereby; provided, that in no event shall Parent, Merger Subsidiary, the Company or any of their respective Subsidiaries be required to waive any right or condition set forth in this Agreement or any Transaction Document.

(b) In furtherance and not in limitation of the foregoing, each of Parent and the Company shall, as necessary, (i) make an appropriate filing of a Notification and Report Form pursuant to the HSR Act as promptly as practicable (and in any event within ten (10) Business Days after the date hereof), (ii) within 15 calendar days following the date of this Agreement, submit to DDTC any notifications regarding the transactions contemplated hereby required pursuant to Section 122.4 of the ITAR, (iii) make each other appropriate filing required pursuant to any Foreign Regulatory Law (collectively with the HSR Act, ITAR and CFIUS Laws and Regulations, the “Regulatory Laws”) as promptly as practicable, (iv) comply at the earliest practicable date with any request under any of the Regulatory Laws for additional information, documents, or other materials received by each of them or any of their respective Subsidiaries or Affiliates from any Regulatory Authority in respect of such filings or such transactions and (v) cooperate with each other in connection with any such filing (including, to the extent permitted by Applicable Law, providing copies of all such documents to the non-filing parties prior to filing and considering all reasonable additions, deletions or changes suggested in connection therewith), and in connection with resolving any investigation or other inquiry of any Regulatory Authority under any of the Regulatory Laws with respect to any such filing or any such transaction. Each such party shall use its reasonable best efforts to furnish to each other all information required for any application or other filing to be made pursuant to any Regulatory Law in connection with the transactions contemplated by this Agreement. Each such party shall promptly inform the other parties hereto of any oral communication with, and provide copies of written

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communications with, any Regulatory Authority regarding any such filings or any such transaction. No party hereto shall independently participate in any formal meeting with any Regulatory Authority in respect of any such filings, investigation, or other inquiry without giving the other parties hereto prior notice of the meeting and, to the extent permitted by such Regulatory Authority, the opportunity to attend and/or participate. Subject to Applicable Law, the parties hereto will consult and cooperate with one another in connection with any analyses, appearances, presentations, memoranda, briefs, arguments, opinions and proposals made or submitted by or on behalf of any party hereto relating to proceedings under any of the Regulatory Laws. Any party may, as it deems advisable and necessary, reasonably designate any competitively sensitive material provided to the other parties under this Section 8.01(b) as “outside counsel only”. Such materials and the information contained therein shall be given only to the outside legal counsel of the recipient and will not be disclosed by such outside counsel to employees, officers, or directors of the recipient, unless express written permission is obtained in advance from the source of the materials. The parties shall take reasonable efforts to share information protected from disclosure under the attorney-client privilege, work product doctrine, joint defense privilege or any other privilege pursuant to this Section 8.01(b) in a manner so as to preserve any applicable privilege. All filing fees payable in connection with the notifications, filings, registrations or other materials contemplated by this Section 8.01(b) shall be paid entirely by the Parent. Notwithstanding the foregoing, the Parent shall direct and control all communications and strategy relating to obtaining the approvals required under any Regulatory Laws following consultation with the Company.

(c) The parties shall cooperate to submit a draft joint voluntary notice to CFIUS with respect to the transactions contemplated by this Agreement (the “Draft CFIUS Notice”) as soon as practicable after the date of this Agreement. After receipt of confirmation that CFIUS has no further comments or inquiries related to the Draft CFIUS Notice, the parties shall submit the CFIUS Notice as soon as practicable. The parties shall comply at the earliest practicable time, and in any event no later than required by CFIUS or any CFIUS member agency, with any request for additional information, documents or other materials, and will cooperate with each other in connection with both the Draft CFIUS Notice and the CFIUS Notice and in connection with resolving any investigation or other inquiry of CFIUS or any CFIUS member agency. The parties shall each promptly inform the other party of any oral communication with, and provide copies of written communications with, CFIUS or any CFIUS member agency regarding any such filings; provided, that no party shall be required to share communications containing its confidential business information if such confidential information is unrelated to the transactions contemplated by this Agreement. The parties shall undertake best efforts to promptly take, or cause to be taken, all action, and do, or cause to be done all things necessary or advisable to obtain CFIUS Approval as soon as practicable, and in any event prior to the End Date, provided, however, that no party shall be required to take or agree to take any undertaking that is not conditioned on the consummation of the transactions contemplated by this Agreement. All filing fees payable in connection with the notifications, filings, registrations or other materials contemplated by this Section 8.01(c) shall be paid entirely by the Parent.

(d) In addition, Parent shall (i) defend or contest any Action challenging this Agreement or the transactions contemplated hereby by any Regulatory Authority and (ii) solely with regards to the HSR Act, oppose, through and including Action on the merits (and all appeals with respect thereto), any claim asserted in court or other forum by any Regulatory Authority or other Person in order to avoid entry of, or to have vacated or terminated, any decree, Order or judgment (whether temporary, preliminary or permanent) that would restrain or prevent the Closing by the End Date.

(e) Notwithstanding anything herein to the contrary, Parent shall, as soon as possible and in any event prior to the End Date take any and all action necessary, including but not limited to (i) selling or otherwise disposing of, or holding separate and agreeing to sell or otherwise dispose of, assets, categories of assets or businesses of the Company or its Subsidiaries; (ii) terminating existing relationships, contractual rights or obligations of the Company or its Subsidiaries; (iii) terminating any venture or other arrangement of the Company or its Subsidiaries; (iv) creating any relationship, contractual rights or obligations of the Company or its Subsidiaries or (v) effectuating any other change or restructuring of the Company or its Subsidiaries (and, in each case, to enter into agreements or stipulate to the entry of an order or decree or file appropriate applications with the Federal

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Trade Commission, the Department of Justice, any attorney general of any state of the United States, the European Commission, any other competition authority of any jurisdiction, CFIUS or any other Governmental Authority (collectively, “Regulatory Authority”) in connection with any Regulatory Law and in the case of actions by or with respect to the Company or its Subsidiaries or its or their businesses or assets; by consenting to such action by the Company and provided, that any such action may, at the discretion of the Company, be conditioned upon consummation of the Merger) (each a “Divestiture Action”) solely to ensure (x) that no Regulatory Authority enters any order, decision, judgment, decree, ruling, injunction (preliminary or permanent), or establishes any law, rule, regulation or other action preliminarily or permanently restraining, enjoining or prohibiting the consummation of the Merger and (y) that no Regulatory Authority with the authority to clear, authorize or otherwise approve the consummation of the Merger, fails to do so by the End Date. In the event that any action is threatened or instituted by a Regulatory Authority challenging the Merger as violative of any Regulatory Law, Parent shall take all action necessary, including but not limited to any Divestiture Action, to avoid or resolve such action. In the event that any permanent or preliminary injunction or other order is entered or becomes reasonably foreseeable to be entered in any proceeding that would make consummation of the transactions contemplated hereby in accordance with the terms of this Agreement unlawful or that would restrain, enjoin or otherwise prevent or materially delay the consummation of the transactions contemplated by this Agreement, Parent shall use reasonable best efforts to vacate, modify or suspend such injunction or order so as to permit such consummation prior to the End Date. Notwithstanding anything to the contrary, for the avoidance of doubt, none of the Company or any of its Subsidiaries or Affiliates prior to the Closing shall be required to take any action set forth in Section 8.01(c) or Section 8.01(d) (which is not conditioned on the Closing) to satisfy the efforts standard set forth in this Section 8.01 (or elsewhere in this Agreement).

(f) Except as specifically required by this Agreement, Parent shall not (and shall cause (x) the Persons listed on Section 8.01(f)-1 of the Company Disclosure Letter and their controlled Affiliates and (y) the Persons listed on Section 8.01(f)-2 of the Company Disclosure Letter not to) (1) acquire or agree to acquire (by merging or consolidating with, or by purchasing a controlling portion of the assets of or equity in, or by any other manner), any Person or portion thereof which competes, in any material respect, in the consumer cybersecurity industry, or otherwise acquire or agree to acquire any assets which compete, in any material respect, in the consumer cybersecurity industry or (2) assign any of its rights hereunder to any Person or permit any Person to acquire a direct or indirect interest in Parent, in each case, if the entering into an agreement to consummate, or the consummation of, such acquisition, merger or consolidation or assignment would reasonably be expected to (i) impose any material delay in the obtaining of, or increase the risk of not obtaining, any permits, orders or other approvals of any Regulatory Authority necessary to satisfy the condition set forth in Section 9.01(c), Section 9.01(d) or Section 9.01(e), (ii) increase the risk of any Regulatory Authority entering an order prohibiting the consummation of the transactions contemplated hereby which would prevent the satisfaction of the condition set forth in Section 9.01(b), or (iii) increase the risk of not being able to remove any Restraint. For purposes of this Section 8.01(f), with respect to the controlled Affiliates of the Persons listed on Section 8.01(f)-1, “control” means the ability to nominate a majority of the members of the board of directors or similar governing body of such Person.

Section 8.02. Proxy Statement.

(a) As promptly as practicable after the execution of this Agreement, the Company shall prepare and file the Proxy Statement in preliminary form with the SEC (provided, that the Company shall not be required or obligated to file the Proxy Statement in preliminary form with the SEC prior to, but shall use reasonable best efforts to file the Proxy Statement in preliminary form with the SEC on, the first (1st) Business Day after the No Shop Period Start Date); provided that the Company shall provide Parent and its counsel a reasonable opportunity to review and comment on the Company’s proposed preliminary Proxy Statement and any other filing under the 1934 Act to the extent such filing describes the transactions contemplated by this Agreement in advance of filing and consider in good faith any comments reasonably proposed by Parent and its counsel. Subject to Section 6.03, the Proxy Statement shall include the Company Board Recommendation of the Board of Directors of the Company in favor of approval and adoption of this Agreement and the Merger. The Company

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shall use its reasonable best efforts to cause the Proxy Statement to be mailed to its stockholders as promptly as practicable following the earliest to occur of (i) clearance of the Proxy Statement by the SEC, (ii) confirmation in writing by the SEC that it will not review the Proxy Statement, or (iii) the tenth (10th) calendar day after the filing of the preliminary Proxy Statement if the SEC fails to notify the Company of its intent to review the Proxy Statement. Each of the Company, Parent and Merger Subsidiary shall furnish all information concerning the Company, Parent and Merger Subsidiary, as applicable, as may be reasonably required or requested by the other party in connection with the preparation and filing of the Proxy Statement. Each of the Company, Parent and Merger Subsidiary shall promptly correct or supplement any information provided by it for use in the Proxy Statement necessary to prevent the Proxy Statement from including any untrue statement of a material fact or omitting to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and the Company shall take all steps necessary to amend or supplement the Proxy Statement and to cause the Proxy Statement, as so amended or supplemented, to be filed with the SEC and mailed to its stockholders, in each case as and to the extent required by Applicable Law. The Company shall (a) as promptly as practicable after receipt thereof, provide Parent and its counsel with copies of any written comments, notice or request for additional information, and advise Parent and its counsel of any oral comments, notice or request for additional information, with respect to the Proxy Statement or any other filing under the 1934 Act made in connection with the transactions contemplated by this Agreement (or, in each case, any amendment or supplement thereto) received from the SEC or its staff, (b) provide Parent and its counsel a reasonable opportunity to review and comment on the Company’s proposed response to such comments, notices or requests or on any other written communication with the SEC or its staff arising out of or relating to the Merger or the Proxy Statement, and (c) consider in good faith any comments reasonably proposed by Parent and its counsel.

(b) All documents that the Company is responsible for filing with the SEC in connection with the Merger will comply as to form and substance in all material respects with the applicable requirements of the 1934 Act and the rules of the SEC and NASDAQ. The Company shall include in the Proxy Statement (i) the Fairness Opinion, in its entirety, together with a summary thereof, and (ii) the information required by Section 262(d)(2) of the DGCL and Applicable Law with respect thereto such that the Proxy Statement constitutes a notice of appraisal rights under Section 262(d)(2) of the DGCL and Applicable Law.

(c) Promptly (but not later than one Business Day) following the execution of this Agreement, Parent, as sole stockholder of Merger Subsidiary, shall adopt this Agreement by written consent and deliver a copy thereof to the Company.

Section 8.03. Public Announcements. The initial press release regarding the Merger shall be a joint press release by the Company and Parent and thereafter, subject to Section 6.03, and except if related to an Adverse Recommendation Change or after an Adverse Recommendation Change has occurred, (i) the Company shall consult with Parent, and (ii) Parent shall obtain the prior written consent of the Company (such consent not to be unreasonably withheld, condition or delayed) before issuing any press release, having any communication with the press (whether or not for attribution), making any other public statement or scheduling any press conference or conference call with investors or analysts with respect to this Agreement, any other Transaction Document or the transactions contemplated hereby and, except to the extent not reasonably possible in respect of any such press release, communication, other public statement, press conference or conference call as may be required by Applicable Law or any listing agreement with or rule of any national securities exchange or association, shall not issue any such press release, have any such communication, make any such other public statement or schedule any such press conference or conference call prior to such consultation or consent.

Section 8.04. Further Assurances. At and after the Effective Time, the officers and directors of the Surviving Corporation shall be authorized to execute and deliver, in the name and on behalf of the Company or Merger Subsidiary, any deeds, bills of sale, assignments or assurances and to take and do, in the name and on behalf of the Company or Merger Subsidiary, any other actions and things to vest, perfect or confirm of record or otherwise in the Surviving Corporation any and all right, title and interest in, to and under any of the rights,

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properties or assets of the Company acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger.

Section 8.05. Notices of Certain Events.

(a) Each of the Company and Parent shall promptly notify the other of (and will keep the other reasonably informed of material developments with respect to):

(i) any material written notice from any Governmental Authority in connection with the transactions contemplated by this Agreement; and

(ii) any material Action commenced or, to its knowledge, threatened to be commenced against the Company or any of its Subsidiaries or Parent and any of its Subsidiaries, as the case may be, that relate to the consummation of the transactions contemplated by this Agreement.

(b) Notwithstanding the foregoing in this Section 8.05, in no event shall any breach of any covenant set forth in this Section 8.05 constitute a Material Adverse Effect on the Company or a Parent Material Adverse Effect, as applicable, hereunder or constitute a covenant breach hereunder for purposes of the closing conditions set forth in Section 9.02(a)(i) or Section 9.03(a)(i), as applicable; provided, however, that the underlying cause(s) of such breach may be taken into consideration for purposes of the closing conditions set forth in Section 9.02(a)(i) or Section 9.03(a)(i), as applicable.

Section 8.06. Section 16 Matters. Prior to the Effective Time, the Company shall take all reasonable steps intended to cause any dispositions of Company Stock (including derivative securities with respect to Company Stock) resulting from the transactions contemplated by Article 2 of this Agreement by each director and officer with respect to the Company to be exempt under Rule 16b-3 promulgated under the 1934 Act.

Section 8.07. Transaction Litigation. Prior to the earlier of the Effective Time or the valid termination of this Agreement, the Company shall control the defense of any Action brought by stockholders of the Company against the Company and/or its directors relating to the transactions contemplated by this Agreement, including the Merger; provided, however, that the Company (i) shall promptly notify Parent of the commencement of, promptly advise Parent of any material developments with respect to, and promptly provide Parent with copies of all proceedings and correspondence relating to, any such Action or threatened Action and shall keep Parent reasonably informed with respect to the status thereof, (ii) shall give Parent and its counsel the opportunity to participate with the Company in the defense, release, compromise, waiver or settlement of any such Action or threatened Action and shall consider in good faith Parent’s advice with respect to such Action or threatened Action, and (iii) shall not settle or agree to settle any such Action or threatened Action (other than any settlement solely for monetary damages and without any admissions of liability or responsibility paid entirely from proceeds of a third party insurance policy, except for any applicable deductible or retention) without Parent’s prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed).

Section 8.08. No Control of Other Party’s Business. Nothing contained in this Agreement shall give Parent or Merger Subsidiary, directly or indirectly, the right to control or direct the Company’s or its Subsidiaries’ operations prior to the Effective Time. Prior to the Effective Time, the Company shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its and its Subsidiaries’ operations.

Section 8.09. State Takeover Statutes. The Company, Parent and the Boards of Directors of the Company and Parent shall (a) take all reasonable action necessary to ensure that no Takeover Statute is or becomes applicable to the Merger, and (b) if any Takeover Statute becomes applicable to the Merger, take all reasonable action necessary to ensure that the Merger may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise to minimize the effect of such Takeover Statute on the Merger.

Section 8.10. National Security. Notwithstanding anything to the contrary in this Agreement or any related agreement, Parent shall not, and shall cause its Affiliates not to, enter into any agreement or arrangement which

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allows any Person who qualifies as a “foreign person” (as defined in 31 C.F.R. § 800.224) other than the Persons set forth in Section 8.10 of the Company Disclosure Letter to obtain any (a) control rights (as defined in 31 C.F.R. § 800.208); (b) access to material nonpublic technical information (as defined in 31 C.F.R. § 800.232); (c) the right to appoint any member or observer to the board or equivalent governing body; or (d) the right to have involvement with substantive decision making, as those terms are defined in 31 C.F.R. § 800.229 and 31 C.F.R. § 800.245, respectively, in each case with respect to the Company or any of its Subsidiaries of Affiliates. None of Parent or Merger Subsidiary shall (or shall permit any of their respective Affiliates to) permit any Person who qualifies as a “foreign person” (as defined in 31 C.F.R. § 800.224) other than the Persons set forth on Section 8.10 of the Company Disclosure Letter to acquire, purchase, hold or control, directly or indirectly, more than fifteen percent (15%) of the issued and outstanding equity securities of Parent or Merger Subsidiary or any of their respective subsidiaries (treating for purposes of the foregoing all securities that are convertible into equity securities of Parent, Merger Subsidiary or such subsidiaries as fully converted).

ARTICLE 9

Conditions to the Merger

Section 9.01. Conditions to the Obligations of Each Party. The respective obligations of Parent, Merger Subsidiary and the Company to consummate the Merger is subject to the satisfaction or (to the extent permitted by Applicable Law) waiver in writing by each such party at or prior to the Effective Time of the following conditions:

(a) the Company Stockholder Approval shall have been obtained by the Company at the Company Stockholder Meeting;

(b) no Applicable Law, temporary restraining order, preliminary injunction or permanent injunction issued by any court or Governmental Authority of competent jurisdiction in the jurisdictions set forth in Section 9.01(b) of the Company Disclosure Letter (collectively, “Restraints”) shall be in effect enjoining or otherwise prohibiting the consummation of the Merger; and

(c) (i) any applicable waiting period (and any extensions thereof) under the HSR Act relating to the Merger shall have expired or been terminated and (ii) the waiting periods (and any extensions thereof), clearances, approvals and/or consents (as applicable) under the Regulatory Laws specifically set forth in Section 9.01(c) of the Company Disclosure Letter, shall have expired, been terminated or been obtained (as applicable);

(d) at least 60 days shall have elapsed since the Company submitted the notification to DDTC pursuant to Section 122.4(b) of the ITAR;

(e) the CFIUS Approval shall have been obtained; and

(f) Notwithstanding anything to the contrary set forth in the foregoing clauses (b) and (c) of this Section 9.01, any (i) jurisdiction set forth in Section 9.01(b) of the Company Disclosure Letter and (ii) Regulatory Law set forth in Section 9.01(c) of the Company Disclosure Letter may, in each case of the foregoing clauses (i) and (ii), be removed from the applicable subsection of Section 9.01 of the Company Disclosure Letter upon the written consent or agreement of each of Parent, Merger Subsidiary and the Company.

Section 9.02. Conditions to the Obligations of Parent and Merger Subsidiary. The respective obligation of Parent and Merger Subsidiary to consummate the Merger is subject to the satisfaction or (to the extent permitted by Applicable Law) waiver in writing by Parent at or prior to the Effective Time of the following further conditions:

(a)

(i) the Company shall have performed and complied in all material respects with all of its obligations hereunder required to be performed by it or complied with at or prior to the Effective Time (or any such failure to perform or comply shall have been cured); and

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(ii) (A) the representations and warranties of the Company contained in Section 4.10(a)(ii) shall be true in all respects at and as of the date of this Agreement, (B) the representations and warranties of the Company contained in Section 4.01(a), Section 4.02, Section 4.24 and Section 4.26 shall be true in all material respects at and as of the date of this Agreement and as of Effective Time as if made at and as of such time (other than representations and warranties that by their terms address matters only as of another specified time, which shall be true in all material respects only as of such time), (C) the representations and warranties of the Company contained in Section 4.05(a) and the first sentence of Section 4.05(d) shall be true in all respects at and as of the date of this Agreement and as of Effective Time as if made at and as of such time (other than representations and warranties that by their terms address matters only as of another specified time, which shall be true only as of such time), except for inaccuracies that are de minimis relative to the total fully-diluted equity capitalization of the Company and (D) the other representations and warranties of the Company contained in Article 4 (disregarding all materiality and Material Adverse Effect qualifications contained therein) shall be true at and as of the date of this Agreement and as of the Effective Time as if made at and as of such time (other than representations and warranties that by their terms address matters only as of another specified time, which shall be true only as of such time), with, in the case of this clause (D) only, only such exceptions as have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company; and

(iii) Parent shall have received a certificate signed by an executive officer of the Company to the effect that the conditions set forth in this Section 9.02 have been satisfied.

(b) Since the date of this Agreement, no Material Adverse Effect shall have occurred that is continuing.

(c) The Exchange and Redemption shall have occurred such that 100% of the equity interests in OpCo LLC are owned of record and held directly or indirectly by the Company and no shares of Class B Common Stock remain outstanding.

Section 9.03. Conditions to the Obligations of the Company. The obligation of the Company to consummate the Merger is subject to the satisfaction or (to the extent permitted by Applicable Law) waiver at or prior to the Effective Time of the following further conditions:

(a) (i) each of Parent and Merger Subsidiary shall have performed and complied in all material respects with all of its obligations hereunder required to be performed by it at or prior to the Effective Time, (ii) (A) the representations and warranties of Parent contained in Section 5.02 shall be true in all material respects at and as of the date of this Agreement and as of Effective Time as if made at and as of such time (other than such representations and warranties that by their terms address matters only as of another specified time, which shall be true only as of such time) and (B) the other representations and warranties of Parent contained in Article 5 (disregarding all materiality and Parent Material Adverse Effect qualifications contained therein) shall be true at and as of the date of this Agreement and as of the Effective Time as if made at and as of such time (other than representations and warranties that by their terms address matters only as of another specified time, which shall be true only as of such time), with, in the case of this clause (B) only, only such exceptions as have not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, and (iii) the Company shall have received a certificate signed by an executive officer of Parent to the foregoing effect.

Section 9.04. Frustration of Closing Conditions. None of Parent or Merger Subsidiary, on the one hand, nor the Company, on the other hand, may rely on the failure of any condition set forth in this Article 9 to be satisfied if such failure was primarily caused by the failure of Parent or Merger Subsidiary, on the one hand, or the Company, on the other hand, to perform any of its obligations under this Agreement, including as required by Section 8.01.

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ARTICLE 10

Termination

Section 10.01. Termination. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time only as follows:

(a) by mutual written agreement of the Company and Parent; or

(b) by either the Company or Parent, if:

(i) the Merger has not been consummated on or before the date that is 270 days after the date hereof (as such date may be extended pursuant to the immediately following proviso, the “End Date”); provided, however, that (1) if on such 270th day the conditions in Section 9.01(b) through Section 9.01(e), shall not have been satisfied or waived, then the End Date shall be automatically extended one time by an additional 90 days (and in such event such 90th day after the 270th day shall be the “End Date”); and (2) if the date on which the End Date, as it may be extended, would occur is not a Business Day, then the End Date shall be further extended to be the next following Business Day; provided, further, that the right to terminate this Agreement pursuant to this Section 10.01(b)(i) shall not be available to any party whose material breach of any provision of this Agreement primarily results in the failure of the Merger to be consummated by the End Date (it being understood that Parent and Merger Subsidiary shall be deemed a single party for purposes of the foregoing proviso); or

(ii) if any Restraint issued by any court or Governmental Authority of competent jurisdiction in any jurisdiction set forth in Section 9.01(b) of the Company Disclosure Letter shall be in effect permanently enjoining or otherwise permanently prohibiting the consummation of the Merger, and such Restraint shall have become final and nonappealable; provided that the right to terminate this Agreement pursuant to this Section 10.01(b)(ii) shall not be available to any party whose material breach of any provision of this Agreement primarily results in such Restraint; or

(iii) if at the Company Stockholder Meeting (including any adjournment or postponement thereof) at which a vote on the adoption of the Agreement was taken, the Company Stockholder Approval shall not have been obtained; or

(c) by Parent, if:

(i) prior to obtaining the Company Stockholder Approval, an Adverse Recommendation Change shall have occurred; or

(ii) a breach of any representation or warranty or failure to perform any covenant or agreement on the part of the Company set forth in this Agreement shall have occurred that would cause any of the conditions set forth in Section 9.02(a) not to be satisfied, and (A) such breach is incapable of being cured by the End Date or (B) if capable of being cured, shall not have been cured before the earlier of (1) twenty (20) Business Days following receipt of written notice from the Parent of such breach or (2) one (1) day prior to the End Date; provided that the right to terminate this Agreement pursuant to this Section 10.01(c)(ii) shall not be available to Parent if Parent’s breach of any provision of this Agreement has been the primary cause of any of the conditions set forth in Section 9.01 or Section 9.03 not to be satisfied; or

(d) by the Company, if:

(i) prior to obtaining the Company Stockholder Approval, the Company has received a Superior Proposal, the Board of Directors of the Company has complied in all material respects with Section 6.03(h) and, in accordance with Section 6.03(h), authorizes the Company to enter into a definitive agreement providing for the consummation of such Superior Proposal; provided that substantially concurrently with such termination, the Company pays the Company Termination Fee payable pursuant to Section 11.04(b)(ii);

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(ii) a breach of any representation or warranty or failure to perform any covenant or agreement on the part of Parent or Merger Subsidiary set forth in this Agreement shall have occurred that would cause any of the conditions set forth in Section 9.03 not to be satisfied, and (A) such breach is incapable of being cured by the End Date or (B) if capable of being cured, shall not have been cured before the earlier of (1) twenty (20) Business Days following receipt of written notice from the Company of such breach or (2) one (1) day prior to the End Date; provided that the right to terminate this Agreement pursuant to this Section 10.01(d)(ii) shall not be available to the Company if the Company’s breach of any provision of this Agreement has been the primary cause of any of the conditions set forth in Section 9.01 or Section 9.02 not to be satisfied; or

(iii) (A) all of the conditions set forth in Section 9.01 and Section 9.02 have been satisfied (other than those conditions that by their nature are to be satisfied by actions taken at the Closing, each of which is capable of being satisfied if the Closing were to occur on the date of termination), (B) Parent and Merger Subsidiary fail to consummate the Merger by the date the Closing was required to have occurred pursuant to Section 2.01(b), (C) the Company has irrevocably notified Parent in writing that the Company stands ready, willing and able to consummate the Merger, (D) the Company shall have given Parent written notice at least two (2) Business Days prior to such termination stating the Company’s intention to terminate this Agreement pursuant to this Section 10.01(d)(iii), and (E) the Merger shall not have been consummated by the end of such two (2) Business Day period.

The party desiring to terminate this Agreement pursuant to this Section 10.01 (other than pursuant to Section 10.01(a)) shall give written notice of such termination to the other party setting forth in reasonable detail the provision of this Section 10.01 pursuant to which this Agreement is being terminated.

Section 10.02. Effect of Termination. If this Agreement is terminated pursuant to Section 10.01, this Agreement shall become void and of no effect without liability of any party (or any stockholder, director, officer, employee, agent, consultant or Representative of such party) to the other party hereto; provided that (a) the provisions of this Section 10.02, Article 11 (other than Section 11.13), the Reimbursement Obligations set forth in Section 6.05(b), and the Confidentiality Agreement, and the Fee Funding Agreements (solely to the extent provided therein) shall survive any termination hereof pursuant to Section 10.01 and (b) neither the Company nor Parent or Merger Subsidiary shall be relieved or released from any liabilities or damages arising out of its Fraud or Willful and Material Breach of any provision of this Agreement; provided that, notwithstanding anything in this Agreement to the contrary, under no circumstances will, (i) the amount payable by Parent, Merger Subsidiary or any of their Affiliates (taking into account the payment of the Parent Termination Fee pursuant to this Agreement), whether pursuant to this Agreement or the Fee Funding Agreements, in connection with or following any termination of this Agreement (including arising out of any Willful and Material Breach (but excluding, for the avoidance of doubt, for Fraud)) exceed an amount equal to $582,530,000 plus the Enforcement Expenses (if any) and the Reimbursement Obligations (if any) in the aggregate or (ii) the amount payable by the Company (taking into account the payment of the Company Termination Fee pursuant to this Agreement) in connection with or following any termination of this Agreement (including arising out of any Willful and Material Breach (but excluding, for the avoidance of doubt, for Fraud)) exceed an amount equal to $291,265,000 plus the Enforcement Expenses (if any). For purposes of this Agreement, a “Willful and Material Breach” shall mean a material breach that is a consequence of any action or inaction by the breaching party which the breaching party had actual knowledge would cause a material breach.

ARTICLE 11

Miscellaneous

Section 11.01. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including email (provided, that such email states that it is a notice delivered pursuant to this Section 11.01)) and shall be given,

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if to Parent, Merger Subsidiary, to:

Condor BidCo, Inc.

320 Park Avenue, 28th Floor

New York, NY 10022

Attention: Justin Herridge / James R. Westra

Email: Justin.Herridge@Permira.com / jwestra@adventinternational.com with a copy to (which shall not constitute notice):

Fried, Frank, Harris, Shriver and Jacobson LLP

One New York Plaza

New York, NY 10004

Attention: Brian T. Mangino, Esq. / Amber Banks, Esq.

Email: brian.mangino@friedfrank.com / amber.banks@friedfrank.com if to the Company, to:

McAfee Corp.

6220 America Center Drive

San Jose, CA 95002

Attention: Sayed Darwish

Email: Sayed_Darwish@McAfee.com

with a copy to (which shall not constitute notice):

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, Massachusetts 02199

Attention: Michael Roh, Esq.

Email: michael.roh@ropesgray.com

and

Ropes & Gray LLP

1900 University Avenue

East Palo Alto, California 94303

Attention: Paul S. Scrivano, Esq. / Howard S. Glazer, Esq.

Email: paul.scrivano@ropesgray.com / howard.glazer@ropesgray.com

and

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Attention: Kate H. Withers

Email: kate.withers@ropesgray.com

or to such other address or email address as such party may hereafter specify for the purpose by notice to the other parties hereto. All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient (in the case of email, subject to a non-automated email from the recipient confirming receipt).

Section 11.02. Non-Survival. The representations, warranties, covenants and agreements contained herein and in any certificate or other writing delivered pursuant hereto shall not survive the Effective Time, and no claims (whether sounding, in contract, in tort or otherwise) with respect to any of the foregoing (including with

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respect to any breach of any of the foregoing) may be made or asserted after the Effective Time; provided that this Section 11.02 shall not limit any covenant or agreement by the parties that by its terms contemplates performance at or after the Closing or the Effective Time or limit, prohibit or restrict any claim with respect to any such covenant or agreement. Notwithstanding anything to the contrary set forth in this Agreement, no party to this Agreement shall be precluded from bringing a claim for Fraud.

Section 11.03. Amendments and Waivers.

(a) Any provision of this Agreement may be amended or waived prior to the Effective Time if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective; provided, however, that after the Company Stockholder Approval has been obtained, there shall be no amendment or waiver that by Applicable Law requires further approval by the stockholders of the Company without such approval having been obtained; provided further that any amendment, supplement, waiver or other modification to this proviso in Section 11.03, Section 11.04(c), Section 11.04(e) Section 11.04(f) (solely with respect to the Debt/Preferred Equity Financing Entities), Section 11.06(a), Section 11.11, Section 11.14 or Section 11.15 (and any other provision of this Agreement to the extent an amendment, supplement, waiver or other modification of such provisions would modify the substance of the foregoing provisions) in any matter that is adverse to the interest of the Debt/Preferred Equity Financing Entities shall not be effective without the consent of the Debt/Preferred Equity Financing Sources party to the Debt Commitment Letter or Preferred Equity Commitment Letter, as applicable.

(b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Applicable Law.

Section 11.04. Expenses.

(a) General. Except as otherwise provided in this Section 11.04 and the Reimbursement Obligations under Section 6.05(b), all costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

(b) Company Termination Fee.

(i) If this Agreement is terminated by Parent pursuant to Section 10.01(c)(i), then the Company shall pay the Company Termination Fee to Parent in immediately available funds within two (2) Business Days after such termination. “Company Termination Fee” means (i) solely if payable by the Company in connection with a termination by the Company pursuant to Section 10.01(d)(i) prior to the Cut-Off Date to enter into a definitive agreement providing for the consummation of a Superior Proposal made by an Excluded Party or its Affiliates, which Superior Proposal was made prior to the Cut-Off Date, an amount equal to $145,632,500, and (ii) if payable by the Company in any other circumstance, an amount equal to $291,265,000.

(ii) If this Agreement is terminated by the Company pursuant to Section 10.01(d)(i), then the Company shall pay the Company Termination Fee to Parent in immediately available funds substantially concurrently with such termination.

(iii) If (A) after the date of this Agreement, a bona fide Acquisition Proposal shall have been publicly made to the Company or shall have been publicly made directly to the stockholders of the Company generally or shall have otherwise become publicly disclosed (and, in any such case, such Acquisition Proposal is not publicly withdrawn at least two (2) Business Days prior to the Company Stockholders Meeting), (B) thereafter, this Agreement is terminated by Parent or the Company pursuant to

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Section 10.01(b)(i) or Section 10.01(b)(iii), and (C) within twelve (12) months after such termination, the Company consummates or enters into a definitive agreement providing for the consummation of, an Acquisition Proposal that is subsequently consummated (whether or not within such twelve (12) month period), then the Company shall pay to Parent the Company Termination Fee by wire transfer of same-day funds on the date of consummation of such Acquisition Proposal. For purposes of Section 11.04(b), all references to “20%” and “80%” in the definition of “Acquisition Proposal” shall be deemed to be references to “50%”.

(c) Parent Termination Fee. If this Agreement is terminated (x) by the Company pursuant to Section 10.01(d)(ii) (or by Parent pursuant to Section 10.01(b)(i) at a time when the Company would have been entitled to terminate this Agreement pursuant to Section 10.01(d)(ii)) or (y) by the Company pursuant to Section 10.01(d)(iii) (or by Parent pursuant to Section 10.01(b)(i) at a time when the Company would have been entitled to terminate this Agreement pursuant to Section 10.01(d)(iii)), then, in any such case, Parent shall pay, or cause to be paid, to the Company an amount equal to $582,530,000 (the “Parent Termination Fee”) not later than the second (2nd) Business Day following such termination.

(d) Each of the Company, Parent and Merger Subsidiary acknowledges that (i) the agreements contained in this Section 11.04 are an integral part of the transactions contemplated by this Agreement, (ii) without these agreements, the Company, Parent and Merger Subsidiary would not enter into this Agreement and (iii) each of the Company Termination Fee and the Parent Termination Fee is not a penalty, but is liquidated damages, in a reasonable amount that will compensate the Company or Parent, as the case may be, in the circumstances in which such fee is payable for the efforts and resources expended and opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the transactions contemplated hereby, which amount would otherwise be impossible to calculate with precision. Accordingly, if the Company or Parent, as the case may be, fails to timely pay any amount due pursuant to this Section 11.04 and, in order to obtain such payment, either Parent or the Company, as the case may be, commences a suit that results in a judgment against the other party for the payment of any amount set forth in this Section 11.04, such paying party shall pay the other party its reasonable and documented out-of-pocket costs and expenses in connection with such suit, together with interest on such amount at the annual rate of the prime rate as published in The Wall Street Journal in effect on the date such payment was required to be made through the date such payment was actually received, or such lesser rate as is the maximum permitted by Applicable Law (collectively, the “Enforcement Expenses”); provided that in no event shall either party be obligated to pay more than $12,500,000 in Enforcement Expenses.

(e) Parent and Merger Subsidiary agree that, upon any termination of this Agreement under circumstances where the Company Termination Fee is payable by the Company pursuant to this Section 11.04 and such Company Termination Fee is paid in full, except for the Enforcement Expenses, (i) Parent, Merger Subsidiary, Sponsors, or any of their respective former, current or future directors, officers, employees, partners, managers, members, equityholders or Affiliates or any of their respective Representatives (collectively, the “Parent Related Parties”) shall be precluded from any other remedy against the Company, at law or in equity or otherwise relating to, arising out of or in connection with this Agreement or the transactions contemplated hereby, (ii) none of Parent or Merger Subsidiary shall seek to obtain any recovery, judgment, or damages of any kind, including consequential, indirect, or punitive damages, against the Company or any of the Company’s Subsidiaries or any of their respective former, current or future directors, officers, employees, partners, managers, members, stockholders or Affiliates or their respective Representatives (collectively, the “Company Related Parties”) relating to, arising out of or in connection with this Agreement or the transactions contemplated hereby, (iii) Parent’s right to receive payment of the Company Termination Fee pursuant to Section 11.04 shall constitute the sole and exclusive remedy of the Parent Related Parties for all losses and damages suffered as a result of the failure of the transactions contemplated by this Agreement to be consummated or for a breach or failure to perform hereunder or otherwise, and (iv) upon payment of such amount, none of the Company Related Parties shall have any further liability or obligation relating to, arising out

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of or in connection with this Agreement or the transactions contemplated hereby. In no event shall the Company be required to pay the Company Termination Fee on more than one occasion.

(f) The Company agrees that, upon any termination of this Agreement under circumstances where the Parent Termination Fee is payable by Parent pursuant to this Section 11.04 and such Parent Termination Fee is paid in full, except for the Enforcement Expenses and Reimbursement Obligations, (i) the Company Related Parties shall be precluded from any other remedy against the Parent, at law or in equity or otherwise relating to, arising out of or in connection with this Agreement or the transactions contemplated hereby, (ii) the Company shall not seek to obtain any recovery, judgement or damages of any kind, including consequential, indirect, or punitive damages, against the Parent Related Parties or any of the Debt/Preferred Equity Financing Entities relating to, arising out of or in connection with this Agreement, the Debt/Preferred Equity Financing or the transactions contemplated hereby or thereby, (iii) the Company’s right to receive payment of the Parent Termination Fee pursuant to Section 11.04 shall constitute the sole and exclusive remedy of the Company Related Parties against the Parent Related Parties or any of the Debt/Preferred Equity Financing Entities for all losses and damages suffered as a result of the failure of the transactions contemplated by this Agreement to be consummated or for a breach or failure to perform hereunder or otherwise, and (iv) upon payment of the Parent Termination Fee, none of the Parent Related Parties or any of the Debt/Preferred Equity Financing Entities shall have any further liability or obligation to any of the Company Related Parties relating to, arising out of or in connection with this Agreement, the Debt/Preferred Equity Financing or the transactions contemplated hereby or thereby. Notwithstanding the foregoing, it is explicitly agreed that (i) nothing in this Section 11.04 shall impair the Company’s or Parent’s right to seek specific performance prior to the valid termination of this Agreement solely to the extent permitted under Section 11.13, (ii) the parties to the Confidentiality Agreement shall remain obligated for, and the Company shall be entitled to remedies with respect to, breaches of the Confidentiality Agreement, (iii) nothing in this Section 11.04 shall limit or otherwise affect Sponsors’ obligations under the Fee Funding Agreements or prior to the valid termination of this Agreement, the Equity Commitment Letters, (iv) following a termination of this Agreement, Parent and Merger Subsidiary shall remain liable hereunder, and each Sponsor shall remain liable under the applicable Fee Funding Agreement to which it is a party, for the Parent Termination Fee, any Enforcement Expenses or the Reimbursement Obligations that become due and payable until paid, and (v) following a termination of this Agreement, the Company shall remain liable hereunder for the Company Termination Fee and any Enforcement Expenses that become due and payable until paid. For the avoidance of doubt, while the Company may pursue both a grant of specific performance prior to the termination of this Agreement, and the payment of the Parent Termination Fee, if applicable, under Section 11.04, following a termination of this Agreement, under no circumstances shall the Company be permitted or entitled to receive both a grant of specific performance to cause the Closing to occur and monetary damages or all or any portion of the Parent Termination Fee.

Section 11.05. Disclosure Letter References. Notwithstanding anything to the contrary herein, the parties hereto agree that any reference in a particular Section of the Company Disclosure Letter shall be deemed to be an exception to (or, as applicable, a disclosure for purposes of) the representations, warranties, covenants, agreements or other provisions hereof of the relevant party that are contained in the corresponding Section of this Agreement, and any other representations, warranties, covenants, agreements or other provisions hereof of such party that is contained in this Agreement, but only if the relevance of that reference as an exception to (or a disclosure for purposes of) such representations, warranties, covenants, agreements and other provisions hereof, would be reasonably apparent based solely on the face of such disclosure. The Company Disclosure Letter is incorporated by reference into and made a part of this Agreement. The mere inclusion of an item in the Company Disclosure Letter as an exception to a representation, warranty, covenant, agreement or other provision hereof shall not be deemed an admission that such item represents a material exception or material fact, event or circumstance or that such item has had or would reasonably be expected to have a Material Adverse Effect on the Company.

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Section 11.06. Binding Effect; Benefit; Assignment.

(a) The provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the parties hereto and their respective successors and permitted assigns. Except for (or as provided in) Article 2 (following the Effective Time), Section 6.05, Section 7.03, Section 11.04, Section 11.14, Section 11.15, Section 11.16, and Section 11.17, no provision of this Agreement is intended to confer any rights, benefits, remedies, obligations or liabilities hereunder upon any Person other than the parties hereto and their respective successors and permitted assigns; provided, the Debt/Preferred Equity Financing Entities are express third-party beneficiaries of, and may enforce, any of the provisions of this Agreement reflecting the agreements in this Section 11.06, Section 11.03, Section 11.04(c), Section 11.04(e), Section 11.04(f) (solely with respect to the Debt/Preferred Equity Financing Entities), Section 11.11, Section 11.14 and Section 11.15.

(b) No party may assign, delegate or otherwise transfer, by operation of law or otherwise, any of its rights or obligations under this Agreement without the consent of each other party hereto. Any purported assignment not permitted under this Section 11.06(b) shall be null and void.

Section 11.07. Governing Law. This Agreement and any disputes relating to or arising from this Agreement, the other agreements contemplated hereby, any transaction contemplated hereby or thereby or the negotiation or performance of any of the foregoing (whether based on contract, tort, or otherwise) shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law rules of such State. Each of Parent, Merger Subsidiary and the Company irrevocably waives any objections or immunities to the jurisdiction provided in this Section 11.07 to which it may otherwise be entitled or become entitled (including sovereign immunity, immunity to pre-judgment attachment, post-judgment attachment and execution) in any legal suit, action or proceeding against it arising out of or relating to this Agreement or the transactions contemplated hereby which is instituted in any such court.

Section 11.08. Consent to Jurisdiction. Each of Parent, Merger Subsidiary and the Company irrevocably submits to the exclusive jurisdiction of (a) the Court of Chancery of the State of Delaware, New Castle County, (b) the United States District Court in Wilmington, Delaware, and (c) the Superior Court of the State of Delaware, New Castle County, for the purposes of any suit, action or other proceeding arising out of this Agreement, the other agreements contemplated hereby, any transaction contemplated hereby or thereby or the negotiation or performance of any of the foregoing. Each of Parent, Merger Subsidiary and the Company agrees to commence any action, suit or proceeding relating hereto in the Court of Chancery of the State of Delaware, New Castle County and, if such suit, action or other proceeding may not be brought in such court for jurisdictional reasons, in the United States District Court in Wilmington, Delaware, and, if such suit, action or other proceeding may not be brought in such court for jurisdictional reasons, in the Superior Court of the State of Delaware, New Castle County. Each of Parent, Merger Subsidiary and the Company irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in (i) the Court of Chancery of the State of Delaware, New Castle County, (ii) the United States District Court in Wilmington, Delaware, or (iii) the Superior Court of the State of Delaware, New Castle County, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. The parties agree that a final trial court judgment in any such suit, action or other proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Applicable Law; provided, however, that nothing in the foregoing shall restrict any party’s rights to seek any post-judgment relief regarding, or any appeal from, such final trial court judgment. Each of the parties hereto agrees that service of process, summons, notice or document by registered mail addressed to it at the addresses set forth in Section 11.01 shall be effective service of process for any litigation, suit, action or proceeding brought in any such court.

Section 11.09. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING

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ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) EACH PARTY MAKES THIS WAIVER VOLUNTARILY AND (IV) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT (INCLUDING ANY EXHIBITS) BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11.09.

Section 11.10. Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by all of the other parties hereto. Until and unless each party has received a counterpart hereof signed by each other party hereto, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication). Delivery of an executed counterpart of a signature page to this Agreement by facsimile, “.pdf” format or scanned pages shall be effective as delivery of a manually executed counterpart to this Agreement.

Section 11.11. Entire Agreement. This Agreement, including the Company Disclosure Letter, the Commitment Letters, and the Fee Funding Agreements, together with the Confidentiality Agreement, constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter of this Agreement.

Section 11.12. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other Governmental Authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

Section 11.13. Specific Performance.

(a) The parties agree that irreparable damage would occur and that the parties would not have any adequate remedy at law in the event that any provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached, and that money damages or other legal remedies would not be an adequate remedy for any such failure to perform or breach. Accordingly, subject to the limitations set forth herein, the parties acknowledge and hereby agree that in the event of any breach or threatened breach by the Parent, Merger Subsidiary or the Company of any of their respective covenants or obligations set forth in this Agreement, Parent, Merger Subsidiary or the Company, as applicable, shall be entitled to an injunction or injunctions to prevent or restrain breaches or threatened breaches of this Agreement by the other parties (as applicable), and to specific performance by the other parties (as applicable) of the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of the other parties (as applicable) under this Agreement, without proof of actual harm or the inadequacy of a legal remedy and without bond or other security being required. The pursuit of specific enforcement or other equitable remedies by any party will not be deemed an election of remedies or waiver of the right to pursue any other right or remedy (whether at law or in equity) to which such party may be entitled at any time, subject to the limitations on remedies set forth in this Agreement.

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(b) Notwithstanding anything herein to the contrary, the parties hereby further acknowledge and agree that, prior to the Closing, the Company shall be entitled to specific performance to cause Parent to draw down the full proceeds of the Equity Financing and to cause Parent to consummate the transactions contemplated hereby, including to effect the Closing in accordance with Section 2.01, on the terms and subject to the conditions in this Agreement, if and only if, (i) all conditions in Section 9.01 and Section 9.02 have been satisfied (other than those conditions that by their terms are to be satisfied at the Closing, each of which is capable of being satisfied if Closing were on such date), (ii) the Debt/Preferred Equity Financing (or, if Alternative Financing is being used in accordance with Section 7.06(c), the financing to be made available pursuant to the commitments with respect thereto) has been funded or will be funded at the Closing if the Equity Financing is funded at the Closing, (iii) Parent has failed to consummate the Closing at the time when it was required under Section 2.01, and (iv) the Company has irrevocably confirmed in writing to Parent that if specific performance were granted and the Financing were funded, then the Closing would occur in accordance with Section 2.01.

(c) Subject to the limitations on remedies set forth in this Agreement, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise at any time of any other remedy.

(d) The Company, on the one hand, and Parent and Merger Subsidiary, on the other hand, hereby agrees not to raise any objections to the availability of the equitable remedy of specific performance in accordance with and subject to the limitations set forth in this Agreement, to specifically enforce the terms and provisions of this Agreement, or to enforce compliance with, the covenants and obligations of the Company or Parent, as applicable, under this Agreement on the basis that (i) there is adequate remedy at law or (ii) an award of specific performance is not an appropriate remedy for any reason at law or in equity. The parties further agree that (i) by seeking the remedies provided for in this Section 11.13, a party shall not in any respect waive its right to seek at any time any other form of relief that may be available to a party under this Agreement, the Commitment Letters or the Fee Funding Agreements, and (ii) nothing set forth in this Section 11.13 shall require any party to institute any proceeding for (or limit any party’s right to institute any proceeding for) specific performance under this Section 11.13 prior to or as a condition to exercising any termination right under Article 10, nor shall the commencement of any legal proceeding pursuant to this Section 11.13 or anything set forth in this Section 11.13 restrict or limit any party’s right to terminate this Agreement in accordance with the terms of Article 10 or pursue any other remedies under this Agreement, the Commitment Letters or the Fee Funding Agreements that may be available then or thereafter (subject the terms and conditions set forth herein and therein); provided that the parties acknowledge and agree that, while the Company may pursue a grant of specific performance prior to the termination of this Agreement, following a termination of this Agreement, under no circumstances shall the Company be permitted or entitled to seek a grant of specific performance to cause the Closing to occur; provided that the Company may continue any ongoing Action for specific performance filed prior to a purported termination of this Agreement.

Section 11.14. Debt/Preferred Equity Financing Sources Provisions. Notwithstanding anything in this Agreement to the contrary, each of the parties to this Agreement hereby, on behalf of itself and its Subsidiaries: (a) agrees that any Action, whether in law or in equity, whether in contract or in tort or otherwise, involving the Debt/Preferred Equity Financing Entities, arising out of or relating to, this Agreement, the Debt/Preferred Equity Financing or any of the agreements (including the Debt Commitment Letter or the Preferred Equity Commitment Letter) entered into in connection with the Debt/Preferred Equity Financing or any of the transactions contemplated hereby or thereby or the performance of any agreements thereunder shall be subject to the exclusive jurisdiction of any federal or state court in the Borough of Manhattan, New York, New York, so long as such forum is and remains available, and any appellate court thereof and each party hereto irrevocably submits itself and its property with respect to any such Action to the exclusive jurisdiction of such court, (b) agrees that any such Action shall be governed by the laws of the State of New York (without giving effect to any conflicts of law principles that would result in the application of the Applicable Laws of another state), except as otherwise provided in the Debt Commitment Letter or the Preferred Equity Commitment Letter or other applicable

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definitive document relating to the Debt/Preferred Equity Financing, (c) agrees that service of process upon the Company or its Subsidiaries in any such Action shall be effective if notice is given in accordance with Section 11.01, (d) irrevocably waives, to the fullest extent that it may effectively do so, the defense of an inconvenient forum to the maintenance of such Action in any such court, (e) waives to the fullest extent permitted by Applicable Law trial by jury in any Action brought against the Debt/Preferred Equity Financing Entity in any way arising out of or relating to, this Agreement, the Debt/Preferred Equity Financing, the Debt Commitment Letter, the Preferred Equity Commitment Letter or any of the transactions contemplated hereby or thereby or the performance of any agreements thereunder, (f) agrees that none of the Debt/Preferred Equity Financing Entities will have any liability to the Company, its Subsidiaries or any of its or their Affiliates relating to or arising out of this Agreement, the Debt/Preferred Equity Financing, the Debt Commitment Letter, the Preferred Equity Commitment Letter or any of the transactions contemplated hereby or thereby or the performance of any agreement thereunder, whether in law or in equity, whether in contract or in tort or otherwise and (g) agrees that in no event will Company Related Party be entitled to specific performance of any commitment letter or similar agreement entered into by Parent or Merger Sub for any Debt/Preferred Equity Financing against the Debt/Preferred Equity Financing Entities providing such Debt/Preferred Equity Financing. The Debt/Preferred Equity Financing Entities are express third-party beneficiaries of, and may enforce, any of the provisions in this Agreement reflecting the foregoing agreements in this Section 11.14 and the last proviso to Section 11.03(a), Section 11.04(c), Section 11.04(e), and Section 11.04(f), Section 11.06(a), Section 11.11 or Section 11.15.

Section 11.15. Non-Recourse; Release.

(a) Except for the liabilities and obligations of the parties to the Confidentiality Agreement, the Commitment Letters the Fee Funding Agreements and the other Transaction Documents under any of the foregoing Contracts to which they are expressly identified as parties and except for claims for Fraud, all claims, obligations, liabilities, or causes of action (whether in contract or in tort, in law or in equity, or granted by statute) that may be based upon, in respect of, arise under, out or by reason of, be connected with, or relate in any manner to this Agreement or the transactions contemplated by this Agreement, or the negotiation, execution, or performance of this Agreement (including any representation or warranty made in, in connection with, or as an inducement to, this Agreement), may be made only against (and such representations and warranties are those solely of) the Persons that are expressly identified as the parties in the preamble to this Agreement (the “Contracting Parties”). No Person who is not a Contracting Party, including any current, former or future director, officer, employee, incorporator, member, partner, manager, stockholder, equityholder, Affiliate, agent, attorney, representative or assignee of, and any financial advisor or lender to, any Contracting Party, or any current, former or future director, officer, employee, incorporator, member, partner, manager, stockholder, equityholder, Affiliate, agent, attorney, representative or assignee of any of the foregoing and the Debt/Preferred Equity Financing Sources (collectively, the “Non-Recourse Party”), shall have any liability (whether in contract or in tort, in law or in equity, or granted by statute) for any claims, causes of action, obligations, or liabilities arising under, out of, in connection with, or related in any manner to this Agreement or the transactions contemplated by this Agreement or based on, in respect of, or by reason of this Agreement or the transactions contemplated by this Agreement or the negotiation, execution, performance, or breach of this Agreement (other than, in each case, the liabilities and obligations of the parties to the Confidentiality Agreement, the Commitment Letters, the Fee Funding Agreements and the other Transaction Documents under any of the foregoing Contracts to which they are expressly identified as parties), and, to the maximum extent permitted by Applicable Law, each Contracting Party, on behalf of itself and its Affiliates, hereby waives and releases all such liabilities, claims, causes of action, and obligations against any such Non-Recourse Party. Without limiting the foregoing, to the maximum extent permitted by Applicable Law, except as provided in the Confidentiality Agreement, the Commitment Letters, the Fee Funding Agreements and the other Transaction Documents, (a) each Contracting Party hereby waives and releases any and all rights, claims, demands, or causes of action that may otherwise be available at law or in equity, or granted by statute, to avoid or disregard the entity form of a Contracting Party or otherwise impute or extend the liability of a Contracting Party to any Non-Recourse Party, whether based on statute or based on theories of equity, agency, control, instrumentality, alter ego, domination, sham, single

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business enterprise, piercing the veil, unfairness, undercapitalization, or otherwise; and (b) each Contracting Party disclaims any reliance upon any Non-Recourse Party with respect to the performance of this Agreement or any representation or warranty made in, in connection with, or as an inducement to this Agreement.

(b) Effective upon the Closing, Parent and its Affiliates (including the Company and its Subsidiaries), in each case on behalf of itself and their respective successors and assigns (collectively, the “Parent Releasers”), hereby irrevocably waive, acquit, remise, discharge and forever release the respective directors, officers, direct and indirect equityholders and Affiliates of the Company and its Subsidiaries from any and all liabilities, claims, causes of action, and obligations to the extent related to the transactions contemplated by this Agreement and arising at or prior to the Closing, in each case whether absolute or contingent, liquidated or unliquidated, known or unknown, matured or unmatured or determined or determinable, and whether arising under any Applicable Law, contract, agreement, arrangement, commitment, undertaking or understanding, whether written or oral, or otherwise at law or in equity, and each of the Parent Releasers hereby agrees that it shall not seek any remedy or relief of any kind in connection therewith or thereunder from the respective directors, officers, direct or indirect equityholders, Subsidiaries and Affiliates of the Company and its Subsidiaries; provided that the foregoing release shall not prohibit any claim based on Fraud. The Parent Releasers expressly acknowledge and agree that this release is intended to extinguish all types of claims to the extent such claims are related to the transactions contemplated by this Agreement, including those known and unknown and those suspected and unsuspected, without regard to whether they are now known or suspected, even if those claims may materially affect such Parent Releaser’s decision to enter into this release. This is a full and final release, and each Parent Releaser expressly waives any right under California Civil Code section 1542, which provides: A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.

Section 11.16. DISCLAIMER. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN OR OTHERWISE: (a) THE REPRESENTATIONS AND WARRANTIES OF THE COMPANY EXPRESSLY SET FORTH IN ARTICLE IV HEREOF AND IN THE CERTIFICATES DELIVERED PURSUANT TO SECTION 9.02(a), ARE AND SHALL CONSTITUTE THE SOLE AND EXCLUSIVE REPRESENTATIONS AND WARRANTIES TO PARENT AND MERGER SUBSIDIARY IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY, AND (b) EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES REFERRED TO IN CLAUSE (a) ABOVE, NEITHER THE COMPANY, ITS SUBSIDIARIES NOR ANY NON-RECOURSE PARTY HAS MADE OR IS MAKING ANY EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY, STATUTORY OR OTHERWISE, OF ANY NATURE, INCLUDING WITH RESPECT TO ANY EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY AS TO THE MERCHANTABILITY, QUALITY, QUANTITY, SUITABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE OF THE BUSINESS OR THE ASSETS OF THE COMPANY AND ITS SUBSIDIARIES. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN OR OTHERWISE, EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES EXPRESSLY SET FORTH IN ARTICLE IV HEREOF AND IN THE CERTIFICATES DELIVERED PURSUANT TO SECTION 9.02(a), ALL OTHER REPRESENTATIONS AND WARRANTIES, EXPRESS OR IMPLIED, STATUTORY OR OTHERWISE, OF ANY NATURE, INCLUDING WITH RESPECT TO ANY EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY AS TO THE MERCHANTABILITY, QUALITY, QUANTITY, SUITABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE OF THE BUSINESS OR THE ASSETS OF THE COMPANY AND ITS SUBSIDIARIES, ARE HEREBY EXPRESSLY DISCLAIMED. PARENT AND MERGER SUBSIDIARY REPRESENT, WARRANT, COVENANT AND AGREE, ON BEHALF OF THEMSELVES, THEIR RESPECTIVE AFFILIATES AND THE PARENT RELATED PARTIES, THAT IN DETERMINING TO ENTER INTO AND CONSUMMATE THIS AGREEMENT, THE COMMITMENT LETTERS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY, THEY ARE NOT RELYING UPON ANY REPRESENTATION OR WARRANTY MADE OR PURPORTEDLY MADE BY OR ON BEHALF OF ANY PERSON, OTHER THAN THOSE EXPRESSLY MADE BY THE COMPANY AS SET

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FORTH IN ARTICLE IV HEREOF AND IN THE CERTIFICATE DELIVERED PURSUANT TO SECTION 9.02(a), AND THAT PARENT AND MERGER SUBSIDIARY SHALL ACQUIRE THE COMPANY AND ITS SUBSIDIARIES AND THEIR RESPECTIVE ASSETS WITHOUT ANY REPRESENTATION OR WARRANTY AS TO MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE, IN AN “AS IS” CONDITION AND ON A “WHERE IS” BASIS AND “WITH ALL FAULTS” SUBJECT TO THE REPRESENTATIONS AND WARRANTIES MADE BY THE COMPANY AS SET FORTH IN ARTICLE IV HEREOF WHICH SHALL NOT SURVIVE THE CLOSING AND IN THE CERTIFICATE DELIVERED PURSUANT TO SECTION 9.02(a) AS A REPRESENTATION AND WARRANTY BY (AND ONLY BY) THE COMPANY WHICH SHALL NOT SURVIVE THE CLOSING.

Without limiting the generality of the immediately preceding paragraph, it is understood and agreed by Parent and Merger Subsidiary, on behalf of themselves, their respective Affiliates and Parent Related Parties, that any cost estimate, projection or other prediction, any data, any financial information or any memoranda or offering materials or presentations, including, without limitation, any memoranda and materials provided by the Company, any direct or indirect holder of Company Stock or OpCo Units or any of their respective Representatives, are not and shall not be deemed to be or to include representations or warranties, except to the extent explicitly set forth in Article IV hereof and in the certificates delivered pursuant to Section 9.02(a) as a representation and warranty by (and only by) the Company.

Section 11.17. Due Diligence Review. Without limiting anything set forth in Section 11.16, each of Parent and Merger Subsidiary acknowledges, covenants and agrees, on behalf of itself, its Affiliates and the Parent Related Parties: (a) that it has completed to its satisfaction its own due diligence investigation, and based thereon, formed its own independent judgment with respect to the Company and its Subsidiaries; (b) that it has been furnished with or given full access to such documents and information about the Company and its Subsidiaries and their respective businesses and operations as it and its representatives and advisors have deemed necessary to enable it to make an informed decision with respect to the execution, delivery and performance of this Agreement and the transactions contemplated hereby; (c) that in entering into this Agreement, it has relied solely upon its own investigation and analysis and the representations and warranties of the Company expressly contained in Article IV hereof and in the certificates delivered pursuant to Section 9.02(a) and no others; and (d) that (i) no representation or warranty has been or is being made by the Company or any other Person as to the accuracy or completeness of any of the information provided or made available to Parent, Merger Subsidiary, the Parent Related Parties or any of their respective representatives and advisors and (ii) there are uncertainties inherent in attempting to make estimates, projections, forecasts, plans, budgets and similar materials and information, each of Parent, Merger Subsidiary, the Parent Related Parties is familiar with such uncertainties, each of Parent, Merger Subsidiary, the Parent Related Parties is taking full responsibility for making its own evaluations of the adequacy and accuracy of any and all estimates, projections, forecasts, plans, budgets and other materials or information that may have been delivered or made available to it or any of its respective agents or representatives, none of Parent, Merger Subsidiary the Parent Related Parties has relied or will rely on such information, and neither Parent nor Merger Subsidiary will assert, and each will cause their respective Affiliates and the Parent Related Parties not to assert, any claims against the Company (or against the Subsidiaries or the Non-Recourse Parties) with respect thereto.

[The remainder of this page has been intentionally left blank; the next page is the signature page.]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date set forth on the cover page of this Agreement.

MCAFEE CORP.

By:	/s/ Peter Leav
Name: Peter Leav
Title: President and CEO

[Signature Page – Merger Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date set forth on the cover page of this Agreement.

CONDOR BIDCO, INC.

By:	/s/ Chris Caguin
Name: Chris Caguin
Title: President

CONDOR MERGER SUB, INC.

By:	/s/ Chris Caguin
Name: Chris Caguin
Title: President

[Signature Page to Agreement and Plan of Merger]

Exhibit A

Voting and Support Agreement

See attached.

Annex B

EXECUTION VERSION

Confidential

VOTING AGREEMENT

VOTING AGREEMENT, dated as of November 5, 2021 (this “Voting Agreement”), among Condor BidCo, Inc., a Delaware corporation (“Parent”), and the stockholders of McAfee Corp., a Delaware corporation (the “Company”), listed on the signature pages hereto (each, a “Stockholder” and, collectively, the “Stockholders”).

W I T N E S S E T H :

WHEREAS, concurrently with the execution and delivery of this Voting Agreement, Parent, Condor Merger Sub, Inc., a Delaware corporation (“Merger Subsidiary”), and the Company are entering into an Agreement and Plan of Merger dated as of the date hereof (as the same may be amended or supplemented, the “Merger Agreement”; capitalized terms used but not defined herein shall have the meanings set forth in the Merger Agreement) providing for, among other things, the merger of Merger Subsidiary with and into the Company subject to the terms and conditions set forth therein;

WHEREAS, the Stockholders are the record and beneficial owners of the number of shares of Class A common stock, par value $0.001 per share, of the Company (“Class A Common Stock”), and the number of shares of Class B common stock, par value $0.001 per share, of the Company (“Class B Common Stock”) set forth across from such Stockholder’s name on Schedule A hereto (such shares of Class A Common Stock and such shares of Class B Common Stock, together with any other Class A Common Stock or Class B Common Stock of which the Stockholder acquires record or beneficial ownership during the Support Period (as defined below), collectively, the “Subject Shares”);

WHEREAS, the Stockholders own the number of Class A Units of Foundation Technology Worldwide LLC, a Delaware limited liability company (“OpCo LLC”) set forth on Schedule A hereto (such Class A Units, together with any other securities of OpCo of which the Stockholder acquires record or beneficial ownership during the Support Period, the “Subject Units”, and together with Subject Shares, the “Subject Equity”); and

WHEREAS, as an inducement to Parent and Merger Subsidiary to enter into the Merger Agreement and consummate the transactions contemplated thereby, each Stockholder has agreed to enter into this Voting Agreement and vote all of its Subject Shares as set forth in this Voting Agreement.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Representations and Warranties of the Stockholders. Each Stockholder hereby represents and warrants (severally and not jointly and) solely as to itself to Parent as follows:

(a) Authority; Enforceability. Such Stockholder is a corporation, limited liability company or other applicable entity duly incorporated or formed, as applicable, validly existing under the laws of its jurisdiction of incorporation or formation, as applicable, except as would not, individually or in the aggregate, prevent, materially delay or materially impair the ability of such Stockholder to perform its obligations under this Agreement (a “Stockholder Material Adverse Effect”). Such Stockholder has all requisite power and authority to execute this Voting Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery by such Stockholder of this Voting Agreement and consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of such Stockholder.

(b) Execution; Delivery. Such Stockholder has duly executed and delivered this Voting Agreement, and this Voting Agreement constitutes the valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms, except that such enforceability (i) may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to the enforcement of creditors’ rights generally and (ii) is subject to general principles of equity.

(c) No-Conflicts. No consent of, or registration or filing with, any Governmental Authority is required to be obtained or made by or with respect to such Stockholder in connection with the execution, delivery and performance of this Voting Agreement or the consummation of the transactions contemplated hereby, other than (a) such reports, schedules or statements under Sections 13(d) and 16 of the 1934 Act as may be required in connection with this Voting Agreement and the transactions contemplated hereby and (b) such consents, registrations or filings the failure of which to be obtained or made would not individually or in the aggregate have a Stockholder Material Adverse Effect. None of the execution and delivery of this Voting Agreement by such Stockholder, the performance by such Stockholder of any of its covenants, agreements or obligations under this Voting Agreement, or the consummation by such Stockholder of the transactions contemplated hereby will, directly or indirectly (with or without due notice or lapse of time or both) (i) result in any breach of any provision of such Stockholder’s organizational documents, (ii) result in a violation or breach of, or constitute a default or give rise to any right of termination or acceleration under, any of the terms, conditions or provisions of any contract to which such Stockholder is a party, (iii) violate, or constitute a breach under, any order or applicable law to which such Stockholder or any of its properties or assets are subject or (iv) result in the creation of any Lien upon the Subject Equity, except, in the case of any of the foregoing clauses (ii), (iii) and (iv), as would not individually or in the aggregate have a Stockholder Material Adverse Effect.

(d) The Subject Equity. Such Stockholder is the record and beneficial owner of the Subject Equity listed on Schedule A across from its name, free and clear of any Lien (other than (i) the Merger Agreement and this Voting Agreement and (ii) the OpCo LLC Agreement and the Tax Receivable Agreement (including the agreement terminating such agreement)), (iv) the Stockholders Agreement by and among the Company and the stockholders party thereto, dated as of October 21, 2020 (the “Stockholders Agreement”), (v) the Coordination Agreement, by and among the Company and the stockholders party thereto, dated as of October 21, 2020, (vi) the Registration Rights Agreement, by and among the Company and the stockholders party thereto, dated as of October 21, 2020, and (vii) restrictions under applicable securities laws). None of the Subject Equity listed on Schedule A across from its name are subject to any voting trust or other agreement with respect to the voting of the Subject Shares, except the Stockholders Agreement, and as contemplated by this Voting Agreement. Such Stockholder has the sole right to vote the Subject Shares listed on Schedule A across from its name and, except for the Merger Agreement, this Voting Agreement and the OpCo LLC Agreement, such Stockholder is not party to or bound by (x) any option, warrant, purchase right or other contract that would (either alone or in connection with one or more events or developments (including after the satisfaction or waiver of any conditions precedent thereunder) require such Stockholder to, directly or indirectly, transfer any of the Subject Equity or (y) any voting trust, proxy or other contract with respect to the voting or, direct or indirect, transfer of any of the Subject Equity.

(e) No Proceedings. As of the date hereof, there is no (i) proceedings pending or, to such Stockholder’s knowledge, threatened against such Stockholder or any of its assets that, if adversely decided or resolved, or (ii) outstanding orders to which such Stockholder or any of its assets are subject or bound, in either case, which could reasonably be expected to, individually or in the aggregate, have a Stockholder Material Adverse Effect.

(f) Acknowledgment. Such Stockholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon such Stockholder’s execution, delivery and performance of this Voting Agreement.

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Section 2. Representations and Warranties of Parent. Parent hereby represents and warrants to each Stockholder as follows:

(a) Authority; Enforceability. Parent has all requisite corporate power and authority to execute this Voting Agreement and to consummate the transactions contemplated hereby. The execution and delivery by Parent of this Voting Agreement and consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Parent.

(b) Execution; Delivery. Parent has duly executed and delivered this Voting Agreement, and this Voting Agreement constitutes the valid and binding obligation of Parent, enforceable against Parent in accordance with its terms, except that such enforceability (i) may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to the enforcement of creditors’ rights generally and (ii) is subject to general principles of equity. No consent of, or registration or filing with, any Governmental Authority is required to be obtained or made by or with respect to Parent in connection with the execution, delivery and performance of this Voting Agreement or the consummation of the transactions contemplated hereby, other than (i) reports, schedules or statements by Parent under Sections 13(d) and 16 of the 1934 Act as may be required in connection with this Voting Agreement and the transactions contemplated hereby and (ii) such consents, registrations or filings the failure of which to be obtained or made would not have a material adverse effect on Parent’s ability to perform its obligations hereunder.

(c) Acknowledgment. Parent understands and acknowledges that each Stockholder is entering into this Voting Agreement in reliance upon Parent’s execution, delivery and performance of the Merger Agreement.

Section 3. Covenants of the Stockholders.

(a) Voting. During the Support Period (as defined below), each Stockholder hereby covenants and agrees as follows:

(i) at any meeting of stockholders of the Company, however called, or in any other circumstances upon which a vote with respect to the Merger Agreement, the Merger or any other transaction contemplated by the Merger Agreement is sought, each Stockholder shall (solely in its capacity as a stockholder of the Company): (A) appear at each such meeting or otherwise cause each Subject Share listed on Schedule A across from its name to be counted as present for purposes of a quorum; and (B) vote (or cause to be voted) the Subject Shares listed on Schedule A across from its name, to the extent the Subject Shares may vote on the matter in question, in favor of obtaining the Company Stockholder Approval and the other transactions contemplated by the Merger Agreement, including the approval and adoption of the Merger, the Merger Agreement or any related action reasonably required in furtherance thereof;

(ii) at any meeting of stockholders of the Company, however called, or in any other circumstances upon which a vote with respect to the Merger Agreement, the Merger or any other transaction contemplated by the Merger Agreement is sought, each Stockholder shall (solely in its capacity as a stockholder of the Company) vote (or cause to be voted) the Subject Shares listed on Schedule A across from its name (to the extent the Subject Shares may vote on the matter in question) against (A) any Acquisition Proposal (other than the Merger Agreement and the Merger), or (B) any action that would reasonably be expected to prevent, materially delay or materially impair the consummation of the Merger or the other transactions contemplated by the Merger Agreement, including any amendment of the Company’s or any of its Subsidiaries’ organizational documents that would reasonably be expected to prevent, materially delay or materially impair the ability of Parent or Merger Subsidiary to complete the Merger, or that would or would reasonably be expected to prevent, materially delay or materially impair the consummation of the Merger; and

(iii) other than pursuant to this Voting Agreement, each Stockholder shall not, directly or indirectly, (A) sell, transfer, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other

3

arrangement, understanding or agreement with respect to the sale, transfer, pledge, assignment or other disposition of, or limitation on the voting rights of, or any economic interest in (any such action, a “Transfer”) any Subject Shares or Subject Units to any Person other than pursuant to the Merger, provided that such Stockholder shall be permitted to Transfer any Subject Shares or Subject Units to its Affiliates, in each case, if and only if such Affiliates agree in writing (the form and substance of which is reasonably acceptable to Parent) to be bound by all terms in this Voting Agreement with respect to such Subject Equity, (B) enter into any voting arrangement, whether by proxy, power of attorney, voting trust, voting agreement or otherwise, with respect to any Subject Equity, or (C) commit or agree to take any of the foregoing actions.

The “Support Period” shall commence on the date hereof and continue until (and terminate upon) the first to occur of (1) the Effective Time, (2) the valid termination of the Merger Agreement in accordance with its terms, or (3) the time (if any) at which the Board of Directors of the Company shall have made an Adverse Recommendation Change in accordance with the Merger Agreement.

(b) Capacity. Notwithstanding anything to the contrary in this Voting Agreement, (i) each Stockholder is entering into this Voting Agreement, and agreeing to become bound hereby, solely in its capacity as a stockholder of the Company and as a member of OpCo LLC and not in any other capacity (including without limitation any capacity as a director of the Company) and (ii) nothing in this Voting Agreement shall obligate such Stockholder to take, or forbear from taking, any action as a director (including without limitation through the individuals that it has elected, or designated to be elected, to the Board of Directors of the Company).

(c) Appraisal Rights. Each Stockholder hereby waives, and agrees not to exercise or assert, if applicable, any appraisal rights under Section 262 of Delaware Law in connection with the Merger.

(d) Acquisition Proposals. Each Stockholder agrees that it will not, directly or indirectly, and shall not authorize or knowingly permit any investment banker, attorney or other advisor or representative to act on such Stockholder’s behalf to, take any action that the Company is prohibited from taking pursuant to Section 6.03 of the Merger Agreement.

(e) General Covenants. Each Stockholder agrees that such Stockholder shall not: (i) enter into any contract with any Person or take any other action that violates or conflicts in any material respect with or would reasonably be expected to violate or conflict with in any material respect, or result in or give rise to a violation of or conflict in any material respect with, the Stockholder’s representations, warranties, covenants and obligations under this Voting Agreement; or (ii) take any action that could restrict or otherwise affect in any material respect the Stockholder’s legal power, authority and right to comply with and perform the Stockholder’s covenants and obligations under this Voting Agreement.

Section 4.Termination. This Voting Agreement shall terminate upon the earliest to occur of (a) the Effective Time and (b) the termination of the Merger Agreement in accordance with its terms.

Section 5. General Provisions.

(a) Amendments. This Voting Agreement may not be amended except by an instrument in writing signed by each of the parties hereto.

(b) Notices. All notices and other communications hereunder shall be in writing (including email) and shall be deemed given if delivered personally or sent by overnight courier (providing proof of delivery) or sent by email (provided, that such email states that it is a notice defined pursuant to this Section 5(b)) to the Company and Parent in accordance with Section 11.01 of the Merger Agreement and to a Stockholder at its address set forth on its signature page hereto (or at such other address for a party as shall be specified by like notice).

(c) Interpretation. The Section headings herein are for convenience of reference only, do not constitute part of this Voting Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

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Where a reference in this Voting Agreement is made to a Section, such reference shall be to a Section of this Voting Agreement unless otherwise indicated. Unless otherwise indicated, whenever the words “include,” “includes” or “including” are used in this Voting Agreement, they shall be deemed to be followed by the words “without limitation.” The term “or” is not exclusive.

(d) Severability. If any term, provision, covenant or restriction of this Voting Agreement is held by a court of competent jurisdiction or other Governmental Authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Voting Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Voting Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

(e) Counterparts. This Voting Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

(f) Entire Agreement; No Third-Party Beneficiaries. This Voting Agreement constitutes the entire agreement between the parties with respect to the subject matter of this Voting Agreement and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter of this Voting Agreement. Except for the Company, which shall be an intended third party beneficiary of this Voting Agreement with standing to enforce the provisions hereof against the parties hereto as if the Company were a party hereto, this Voting Agreement is not intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

(g) Governing Law; Consent to Jurisdiction.

(i) This Voting Agreement and any disputes relating to or arising from this Voting Agreement, the other agreements contemplated hereby, any transaction contemplated hereby or thereby or the negotiation or performance of any of the foregoing (whether based on contract, tort, or otherwise) shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law rules of such State. Each of the parties hereto irrevocably waives any objections or immunities to the jurisdiction provided in this Section 5(g) to which it may otherwise be entitled or become entitled (including sovereign immunity, immunity to pre-judgment attachment, post-judgment attachment and execution) in any legal suit, action or proceeding against it arising out of or relating to this Voting Agreement or the transactions contemplated hereby which is instituted in any such court.

(ii) Each the parties hereto irrevocably submits to the exclusive jurisdiction of (a) the Court of Chancery of the State of Delaware, New Castle County, (b) the United States District Court in Wilmington, Delaware, and (c) the Superior Court of the State of Delaware, New Castle County, for the purposes of any suit, action or other proceeding arising out of this Voting Agreement, the other agreements contemplated hereby, any transaction contemplated hereby or thereby or the negotiation or performance of any of the foregoing. Each of the parties hereto agrees to commence any action, suit or proceeding relating hereto in the Court of Chancery of the State of Delaware, New Castle County and, if such suit, action or other proceeding may not be brought in such court for jurisdictional reasons, in the United States District Court in Wilmington, Delaware, and, if such suit, action or other proceeding may not be brought in such court for jurisdictional reasons, in the Superior Court of the State of Delaware, New Castle County. Each of the parties hereto irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Voting Agreement or the transactions contemplated hereby in (i) the Court of Chancery of the State of Delaware, New Castle County, (ii) the United States District Court in Wilmington, Delaware, or (iii) the Superior Court of the State of Delaware, New Castle County, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been

5

brought in an inconvenient forum. The parties agree that a final trial court judgment in any such suit, action or other proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Applicable Law; provided, however, that nothing in the foregoing shall restrict any party’s rights to seek any post-judgment relief regarding, or any appeal from, such final trial court judgment. Each of the parties hereto agrees that service of process, summons, notice or document by registered mail addressed to it at the addresses set forth in Section 11.01 of the Merger Agreement or on the applicable signature page hereto, as applicable, shall be effective service of process for any litigation, suit, action or proceeding brought in any court.

(h) Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS VOTING AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) EACH PARTY MAKES THIS WAIVER VOLUNTARILY AND (IV) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS VOTING AGREEMENT (INCLUDING ANY EXHIBITS) BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5(h).

(i) Assignment. No party may assign, delegate or otherwise transfer, by operation of law or otherwise, any of its rights or obligations under this Voting Agreement without the consent of each other party hereto. Any purported assignment not permitted under this Section 5(i) shall be null and void.

(j) Non-Recourse.

(i) All claims, obligations, liabilities, or causes of action (whether in contract or in tort, in law or in equity, or granted by statute) that may be based upon, in respect of, arise under, out or by reason of, be connected with, or relate in any manner to this Voting Agreement or the transactions contemplated by this Voting Agreement, or the negotiation, execution, or performance of this Voting Agreement (including any representation or warranty made in, in connection with, or as an inducement to, this Voting Agreement), may be made only against (and such representations and warranties are those solely of) the Persons that are expressly identified as the parties in the preamble to this Voting Agreement and the Persons party to the Merger Agreement or party to any other agreement executed in connection therewith (collectively, the “Contracting Parties”). No Person who is not a Contracting Party, including any current, former or future director, officer, employee, incorporator, member, partner, manager, stockholder, equityholder, Affiliate, agent, attorney, representative or assignee of, and any financial advisor or lender to, any Contracting Party, or any current, former or future director, officer, employee, incorporator, member, partner, manager, stockholder, equityholder, Affiliate, agent, attorney, representative or assignee of any of the foregoing and the Debt/Preferred Equity Financing Sources (collectively, the “Non-Recourse Party”), shall have any liability (whether in contract or in tort, in law or in equity, or granted by statute) for any claims, causes of action, obligations, or liabilities arising under, out of, in connection with, or related in any manner to this Voting Agreement or the transactions contemplated by this Voting Agreement or based on, in respect of, or by reason of this Voting Agreement or the transactions contemplated by this Voting Agreement or the negotiation, execution, performance, or breach of this Voting Agreement.

(k) Specific Performance.

(i) The parties agree that irreparable damage would occur in the event that any of the provisions of this Voting Agreement were not performed in accordance with their specific terms or were otherwise breached. Each party agrees that in the event of any breach or threatened breach by any other party of any covenant or obligation contained in this Voting Agreement, the non-breaching party shall be entitled (in addition to any other remedy that may be available to it whether in law or equity, including monetary damages) to (i) a decree or order of

6

specific performance to enforce the observance and performance of such covenant or obligation, and (ii) an injunction restraining such breach or threatened breach.

(ii) Each party further agrees that (x) it will not oppose the granting of an injunction, specific performance and other equitable relief as provided herein on the basis that the other party has an adequate remedy at law or an award of specific performance is not an appropriate remedy for any reason at law or equity and (y) no other party or any other Person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 5(k), and each party irrevocably waives any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

[Signature Page Follows]

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IN WITNESS WHEREOF, each party has duly executed this Voting Agreement, all as of the date first written above.

CONDOR BIDCO, INC.

By	/s/ Chris Caguin
Name:	Chris Caguin
Title:	President

STOCKHOLDERS:

TPG VII Manta Holdings II, L.P.

By: TPG VII Manta GenPar, L.P., its general partner

By: TPG VII Manta GenPar Advisors, LLC, its general partner

By	/s/ Michael LaGatta
Name:	Michael LaGatta
Title:	Vice President

Address:

c/o TPG Global, LLC

301 Commerce Street, Suite 3300

Fort Worth, Texas 76102

Attn: General Counsel

Email: officeofgeneralcounsel@tpg.com

with a copy to (which shall not constitute notice):

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, Massachusetts 02199

Attention: Michael Roh, Esq.

Email: michael.roh@ropesgray.com

and

Ropes & Gray LLP

1900 University Avenue

East Palo Alto, California 94303

Attention: Paul S. Scrivano, Esq. / Howard S. Glazer, Esq.

Email: paul.scrivano@ropesgray.com / howard.glazer@ropesgray.com/

and

Ropes & Gray LLP

1211 Avenue of the Americas

New York, New York 10036

Attention: Kathleen Withers, Esq.

Email: kate.withers@ropesgray.com

[Signature Page - Voting Agreement]

TPG VII Manta Blocker Co-Invest I, L.P.

By: TPG VII Manta GenPar, L.P., its general partner

By: TPG VII Manta GenPar Advisors, LLC, its general partner

By	/s/ Michael LaGatta
Name:	Michael LaGatta
Title:	Vice President

Address:

c/o TPG Global, LLC

301 Commerce Street, Suite 3300

Fort Worth, Texas 76102

Attn: General Counsel

Email: officeofgeneralcounsel@tpg.com

with a copy to (which shall not constitute notice):

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, Massachusetts 02199

Attention: Michael Roh, Esq.

Email: michael.roh@ropesgray.com

and

Ropes & Gray LLP

1900 University Avenue

East Palo Alto, California 94303

Attention: Paul S. Scrivano, Esq. / Howard S. Glazer, Esq.

Email: paul.scrivano@ropesgray.com / howard.glazer@ropesgray.com/

and

Ropes & Gray LLP

1211 Avenue of the Americas

New York, New York 10036

Attention: Kathleen Withers, Esq.

Email: kate.withers@ropesgray.com

[Signature Page - Voting Agreement]

TPG VII Manta AIV I, L.P.

By: TPG VII Manta GenPar, L.P., its general partner

By: TPG VII Manta GenPar Advisors, LLC, its general partner

By	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

Address:

c/o TPG Global, LLC

301 Commerce Street, Suite 3300

Fort Worth, Texas 76102

Attn: General Counsel

Email: officeofgeneralcounsel@tpg.com

with a copy to (which shall not constitute notice):

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, Massachusetts 02199

Attention: Michael Roh, Esq.

Email: michael.roh@ropesgray.com

and

Ropes & Gray LLP

1900 University Avenue

East Palo Alto, California 94303

Attention: Paul S. Scrivano, Esq. / Howard S. Glazer, Esq.

Email: paul.scrivano@ropesgray.com / howard.glazer@ropesgray.com/

and

Ropes & Gray LLP

1211 Avenue of the Americas

New York, New York 10036

Attention: Kathleen Withers, Esq.

Email: kate.withers@ropesgray.com

[Signature Page - Voting Agreement]

TPG VII Side-by-Side Separate Account I, L.P.

By: TPG Genpar VII SBS SA I, L.P., its general partner

By: TPG Genpar VII SBS SA I Advisors, LLC, its general partner

By	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

Address:

c/o TPG Global, LLC

301 Commerce Street, Suite 3300

Fort Worth, Texas 76102

Attn: General Counsel

Email: officeofgeneralcounsel@tpg.com

with a copy to (which shall not constitute notice):

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, Massachusetts 02199

Attention: Michael Roh, Esq.

Email: michael.roh@ropesgray.com

and

Ropes & Gray LLP

1900 University Avenue

East Palo Alto, California 94303

Attention: Paul S. Scrivano, Esq. / Howard S. Glazer, Esq.

Email: paul.scrivano@ropesgray.com / howard.glazer@ropesgray.com/

and

Ropes & Gray LLP

1211 Avenue of the Americas

New York, New York 10036

Attention: Kathleen Withers, Esq.

Email: kate.withers@ropesgray.com

[Signature Page - Voting Agreement]

TPG VII Manta AIV Co-Invest, L.P.

By: TPG VII Manta GenPar, L.P., its general partner

By: TPG VII Manta GenPar Advisors, LLC, its general partner

By	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

Address:

c/o TPG Global, LLC

301 Commerce Street, Suite 3300

Fort Worth, Texas 76102

Attn: General Counsel

Email: officeofgeneralcounsel@tpg.com

with a copy to (which shall not constitute notice):

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, Massachusetts 02199

Attention: Michael Roh, Esq.

Email: michael.roh@ropesgray.com

and

Ropes & Gray LLP

1900 University Avenue

East Palo Alto, California 94303

Attention: Paul S. Scrivano, Esq. / Howard S. Glazer, Esq.

Email: paul.scrivano@ropesgray.com / howard.glazer@ropesgray.com/

and

Ropes & Gray LLP

1211 Avenue of the Americas

New York, New York 10036

Attention: Kathleen Withers, Esq.

Email: kate.withers@ropesgray.com

[Signature Page - Voting Agreement]

Intel Americas, Inc.

By	/s/ Patrick Bombach
Name: Patrick Bombach
Title: Authorized Signatory

Address:

Intel Corporation

2200 Mission College Boulevard

Santa Clara, California 95054

Attn: Patrick Bombach and Benjamin A. Olson

Email: patrick.bombach@intel.com and benjamin.a.olson@intel.com with a copy to (which shall not constitute notice):

Skadden, Arps, Slate, Meagher & Flom LLP

525 University Avenue, Suite 1400

Palo Alto, California

Attention: Gregg Noel and Amr Razzak

Email gregg.noel@skadden.com and amr.razzak@skadden.com

[Signature Page - Voting Agreement]

SCHEDULE A

Stockholder	Class A Common Stock	Class B Common Stock	Class A Units
TPG VII Manta Holdings II, L.P.	0	53,660,571 Shares	53,660,571Units
TPG VII Manta Blocker Co-Invest I, L.P.	26,093,703 Shares	0	0
TPG VII Manta AIV I, L.P.	28,768,752 Shares	0	0
TPG VII Side-by-Side Separate Account I, L.P.	5,032,313 Shares	0	0
TPG VII Manta AIV Co-Invest, L.P.	0	3,946,567 Shares	3,946,567Units
Intel Americas, Inc.	5,696,831 Shares	169,742,322Shares	169,742,322Units

Annex C

Execution Version

TAX RECEIVABLE AGREEMENT AND LLC AGREEMENT AMENDMENT

This TAX RECEIVABLE AGREEMENT AND LLC AGREEMENT AMENDMENT (this “Amendment”) is entered into as of November 5, 2021, by and among McAfee Corp., a Delaware corporation (the “Corporation”, and along with any other members of the U.S. federal income tax affiliated group filing a consolidated federal income tax return with the Corporation, the “Corporate Group”), the Corporate Subsidiaries, Foundation Technology Worldwide, LLC, a Delaware limited liability company (the “LLC”), McAfee Finance 2, LLC, a Delaware limited liability company (“Finance LLC”), McAfee, LLC, a Delaware limited liability company (“McAfee LLC” and, together with the Corporation, the Corporate Subsidiaries, the LLC, Finance LLC and McAfee LLC, the “McAfee Parties”), each of the TPG Nominee, the Intel Nominee, the TB Nominee and the GIC TRA Party and the other Persons that execute this agreement (collectively, the “Parties”).

RECITALS

WHEREAS, the Parties and certain other Persons are parties to that certain Tax Receivable Agreement, dated as of October 21, 2020 (together with the annexes thereto, as amended, the “TRA”);

WHEREAS, simultaneously with the entry into this Amendment, the Corporation, Condor BidCo, Inc., a Delaware corporation (“Parent”), and Condor Merger Sub, Inc., a Delaware corporation (“Merger Subsidiary”) are entering into that certain Agreement and Plan of Merger, dated as of November 5, 2021 (the “Merger Agreement”) pursuant to which the Merger Subsidiary shall be merged with and into the Corporation with the Corporation surviving (“Merger”);

WHEREAS, the Parties wish to amend (i) the TRA as set forth in this Amendment to provide for, among other things, (x) the payment of amounts due under the TRA to each Person entitled to payments under the TRA (each such Person, a “TRA Payee”) with respect to the U.S. Federal income tax year 2020 of the Corporation in accordance with the terms of the TRA and this Amendment notwithstanding the closing of the transactions under the Merger Agreement and (y) the termination of all payment obligations under the TRA (other than the 2020 TRA Payments) upon the effectiveness of the Merger pursuant to the Merger Agreement, and (ii) the LLC Agreement as set forth in this Amendment;

WHEREAS, the Board has reviewed this Amendment and determined that it is in the best interests of the Corporation and its stockholders to enter into this Amendment and to perform its obligations contemplated hereunder in accordance with the terms hereof and to cause the amendment of the TRA and the LLC Agreement as set forth herein;

NOW, THEREFORE, in consideration of the promises and the mutual agreements and covenants hereinafter set forth, and intending to be legally bound, the Parties hereby agree as follows:

1. Definitions; References. Unless otherwise specified herein, each capitalized term used herein but not otherwise defined herein shall have the meaning assigned to such term in the TRA. To the extent there is a conflict or inconsistency between the terms of this Amendment and the terms of any of the TRA or the LLC Agreement (in each case, prior to giving effect to this Amendment), this Amendment shall control and shall constitute an amendment of the TRA and/or the LLC Agreement, as applicable, to the extent of such conflict.

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2. TRA Payments.

(a) 2020 TRA Payments. The Corporation shall make the payments required to be paid to the TRA Payees pursuant to the terms of the TRA with respect to the 2020 taxable year of the Corporation (the “2020 TRA Payments”) pursuant to the TRA upon the earlier of (i) the date that such payments would be made in the ordinary course by the Corporation and (ii) ten (10) Business Days prior to the Closing Date (as that term is defined in the Merger Agreement) in accordance with the terms, conditions, methodologies and procedures set forth in the TRA (in each case of clauses (i) and (ii), prior to giving effect to this Amendment and, for the avoidance of doubt, without taking into account the closing of the transactions under the Merger Agreement or the termination of all other payment obligations under the TRA); provided, that the 2020 TRA Payments, in the aggregate, shall not exceed $2,000,000 (the “2020 TRA Cap”).

(b) No Other Payments. From and after the date of this Amendment, the Corporation shall not make any payments pursuant to the TRA other than the 2020 TRA Payments.

(c) If the Merger Agreement is terminated in accordance with its terms, Section 2 of this Amendment shall be null and void ab initio and of no force or effect and all of the Corporation’s obligations under the TRA shall continue in full force and effect as if this Amendment had never been executed; provided, that automatically upon such termination and without the taking of any further action by the Corporation or any other Person, the Corporation shall as promptly as practicable make any payments and distributions under the TRA that would have been payable prior to such termination but for the application of provisions of this Section 2.

3. Amendment of TRA and LLC Agreement.

(a) Effective as of immediately prior to, and contingent upon the occurrence of, the effective time of the Merger under the Merger Agreement, the TRA is hereby amended by inserting new Section 7.19 (as set forth below) into the TRA (it being understood and agreed that if the Merger Agreement is terminated pursuant to its terms, this Section 3 of this Amendment shall be null and void ab initio and of no force or effect and the TRA shall continue in full force and effect as if this Amendment had never been executed).

“Section 7.19 Termination. This Agreement shall automatically terminate upon the effective time of the Merger without the taking of any further action by the Corporation or any other Person; provided that the Amendment (as defined below), the provisions thereof and any other agreement entered into in connection with the Amendment, and, in each case, any Person’s rights or obligations thereunder shall expressly survive termination of this Agreement. For purposes of this Agreement: (i) the “Amendment” shall mean that certain Tax Receivable Agreement and LLC Agreement Amendment, dated as of November 5, 2021 by and among the McAfee Parties, the TPG Nominee, the Intel Nominee, the TB Nominee, the GIC TRA Party and the other parties thereto, as amended, together with the schedules and exhibits thereto; (ii) “Merger Agreement” shall mean that certain Agreement and Plan of Merger, dated as of November 5, 2021, by and among the Corporation, Condor BidCo, Inc., and Condor Merger Sub, Inc.; and (iii) “Merger” shall have the meaning set forth in the Merger Agreement. For the avoidance of doubt, notwithstanding anything to the contrary in this Agreement, this Section 7.19 shall only take effect immediately prior to, and contingent upon the occurrence of, the effective time of the Merger under the Merger Agreement (it being understood that this Section 7.19 shall have no force or effect whatsoever unless and until immediately prior to the effective time of the Merger under the Merger Agreement).”

(b) Notwithstanding anything to the contrary in the LLC Agreement or any of the other documents or agreements entered into in connection therewith, each of the Parties hereby (i) agrees that there shall be no further “Tax Distributions” (as such term is defined in the LLC Agreement) for so long as this Amendment is in effect and (ii) consents to all modifications to and waivers under the LLC Agreement as may be approved by the Corporation, the Intel Nominee and the TPG Nominee after the date hereof that are reasonably necessary or appropriate in order to implement the Exchange and Redemption as contemplated in the Merger Agreement.

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(c) The Parties acknowledge and agree that the amendment of the TRA and the LLC Agreement, as applicable, pursuant to the foregoing Sections 3(a) and 3(b), and the termination of the TRA pursuant to new Section 7.19 of the TRA , shall not affect any Party’s obligations under the remainder of this Amendment. Each of the Parties acknowledges and agrees that (i) by entering into this Amendment, it is expressly consenting to (x) the suspension of all Tax Distributions (as such term is defined under the LLC Agreement) under the LLC Agreement for so long as this Section 3 of this Amendment is in effect and (y) the termination of the TRA on the terms contemplated in Section 7.19 of the TRA as amended by Section 3(a) of this Amendment upon the effectiveness of the Merger under the Merger Agreement, (ii) upon execution of this Amendment, all Tax Distributions (as such term is defined under the LLC Agreement) under the LLC Agreement shall be immediately suspended and shall terminate from and after the effective time of the Merger under the Merger Agreement, and (iii) from and after the effective time of the Merger under the Merger Agreement, no Person shall have any further payment or other obligation under the TRA or any obligation to make or pay Tax Distributions under the LLC Agreement.

(d) If the Merger Agreement is terminated in accordance with its terms, Section 3 of this Amendment shall be null and void ab initio and of no force or effect and all of the Corporation’s obligations under the LLC Agreement shall continue in full force and effect as if this Amendment had never been executed; provided, that automatically upon such termination and without the taking of any further action by the Corporation or any other Person, the Corporation shall as promptly as practicable make any payments and distributions under the LLC Agreement that would have been payable but for the application of foregoing provisions of Section 3.

4. Intended Tax Treatment. The terms of Section 7.18 of the TRA (Tax Characterization and Elections) shall apply with respect to the tax treatment of payments pursuant to or contemplated by Section 2 of this Amendment, and the TPG Nominee, the Intel Nominee and the Corporation shall work in good faith (in a manner consistent with the principles and methodologies of the TRA) to determine which TRA payments are with respect to an Exchange (except with respect to amounts that constitute Imputed Interest) and treated as additional consideration in respect of such Exchange, which TRA Payments are made in respect of a Pre-IPO Covered Tax Asset and treated as a payment described in Section 351(b) of the Code (or an adjustment to the applicable purchase price, as described in Section 7.18 of the TRA), and which TRA Payments constitute Imputed Interest, and the parties will not take any position on a tax return or in an audit, examination or other proceeding inconsistent with the intended tax treatment described in Section 7.18 of the TRA or this Section 4 except upon an applicable contrary Determination (as defined in the TRA). The Corporation will promptly provide the TPG Nominee and Intel Nominee with such additional information and assistance as the TPG Nominee and Intel Nominee may reasonably request in connection with tax reporting matters relating to the payments contemplated by this Amendment, the TRA and the Merger Agreement.

5. Amendment Termination. This Amendment shall terminate and shall be null and void ab initio and of no force or effect in its entirety upon the termination of the Merger Agreement pursuant to its terms; provided, that the terms of Section 2(c) and 3(d) shall survive the termination of this Amendment until the Corporation shall have made all payments required thereunder. In the event of a termination of this Amendment pursuant to this Section 5, each of the TRA and LLC Agreement shall remain in full force and effect in accordance with its terms (without giving effect to any provisions of this Amendment including, including without limitation, Sections 2 and 3 hereof).

6. Tax Matters.

(a) Defined Terms. For purposes of this Amendment, the following upper case terms shall have the following meanings.

(i) “Partnership Audit Rules” shall mean the provisions of Chapter 63 of the Code, as amended by the U.S. Bipartisan Budget Act of 2015, and any Treasury Regulations and other guidance promulgated thereunder or with respect thereto, each as amended from time to time and other guidance that may be

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promulgated in the future relating thereto, and any similar or analogous provisions of state, local and non-U.S. law.

(ii) “Pass-Through Tax Return” shall mean any income Tax Return filed by or with respect to LLC or any of its Subsidiaries to the extent that (a) such entity is treated as a pass-through entity for purposes of such Tax Return and (b) the items reflected on such Tax Returns are also reflected on the Tax Returns of one or more of the direct or indirect owners of LLC.

(iii) “Pre-Closing LLC Member” shall mean any member of LLC as of the date hereof or as of the beginning of the Closing Date other than the Corporation or any of its wholly-owned Subsidiaries.

(iv) “Pre-Closing Tax Period” shall mean any taxable period ending on or prior to the Closing Date and that portion of any Straddle Period ending on the Closing Date.

(v) “Straddle Period” shall mean any taxable year or period beginning on or before and ending after the Closing Date.

(vi) “Tax Returns” shall mean any report, return (including any information return), declaration, form, administrative adjustment request or other filing supplied or required to be supplied to any Taxing Authority with respect to Taxes, including any amendments or attachments to such reports, returns, declarations, forms, administrative adjustment requests or other filings.

(b) Tax Returns. The Corporation shall prepare and file or cause to be prepared and filed in a timely manner, all Pass-Through Tax Returns required to be filed by the LLC and its Subsidiaries for any Pre-Closing Tax Period. All such Pass-Through Tax Returns shall be prepared, and any positions and elections relating thereto made, in a manner consistent with the prior practice of the applicable entity to the extent permitted by applicable Law. The Corporation shall (i) use commercially reasonable efforts to cause LLC to deliver to each Pre-Closing LLC Member a draft Schedule K-1 with respect to each Pre-Closing Tax Period within ninety (90) days after the end of such Pre-Closing Tax Period (and the Corporation shall cause such draft Schedule K-1 to be delivered within one hundred twenty (120) days after the end of the applicable Pre-Closing Tax Period, it being understood that, in the case of a draft Schedule K-1 with respect to a Straddle Period of the LLC, references in this clause (i) to the “Pre-Closing Tax Period” shall be interpreted as references to such Straddle Period), (ii) use commercially reasonable efforts to provide to each such Pre-Closing LLC Member at such time of delivery of such draft Schedule K-1 good faith estimates of such other information reasonably requested by the TPG Nominee, the TB Nominee and the Intel Nominee to assist in tax compliance matters, (iii) furnish to each such Pre-Closing LLC Member as soon as reasonably practicable after the close of the applicable Pre-Closing Tax Period, such information concerning LLC and its Subsidiaries with respect to such Pre-Closing Tax Period as is required to enable such Member (or any beneficial owner of such Member) to pay estimated taxes or as is requested by such Member for compliance with such Member’s tax obligations (or the obligations of any beneficial owner(s) of such Member). Further, the Corporation shall make available to the TPG Nominee and the Intel Nominee a draft of any Pass-Through Tax Return described in this Section 6(b) at least thirty (30) calendar days prior to the due date (taking into account valid extensions) for filing such Pass-Through Tax Return for the TPG Nominee’s and the Intel Nominee’s review and approval (which approval shall not be unreasonably withheld or delayed). The TPG Nominee, the Intel Nominee and the Corporation shall attempt in good faith to resolve any disagreements regarding such Pass-Through Tax Returns prior to the applicable due date for filing (taking into account valid extensions). If the TPG Nominee, the Intel Nominee and the Corporation do not resolve such disagreements on a mutually agreeable basis within twenty (20) calendar days after the TPG Nominee’s and the Intel Nominee’s receipt of any such draft Pass-Through Tax Return, the remaining disputed items shall be resolved within an additional ten (10) calendar days by a “Big 4” accounting firm reasonably acceptable to the TPG Nominee, the Intel Nominee and the Corporation (the “Referral Firm”) the determinations of which shall be final and binding on the parties hereto), with costs and expenses of such Referral Firm to be borne by the Corporation.

(c) Tax Claims. If the Corporation, LLC, or any of its Affiliates receives notice of any Tax audit or administrative or judicial proceeding, examination, investigation or any demand or claim by a Taxing

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Authority (each a “Tax Claim”), in respect of any Pass-Through Tax Return for a Pre-Closing Tax Period or in respect of a Tax Return the resolution of which may require the TPG Nominee, the Intel Nominee or any Pre-Closing LLC Member to file an amended Tax Return or administrative adjustment request (or state or local equivalent) with respect to a Pre-Closing Tax Period (a “Pre-Closing Tax Claim”), then (i) such party will notify the TPG Nominee and the Intel Nominee in writing of any such Pre-Closing Tax Claim within fifteen (15) days of receipt of written notice, (ii) such party will keep the TPG Nominee and the Intel Nominee reasonably informed concerning the progress of such Pre-Closing Tax Claim, (iii) such party will provide the TPG Nominee and the Intel Nominee copies of all correspondence and other documents relevant to such Pre-Closing Tax Claim, (iv) the TPG Nominee and the Intel Nominee will each be entitled to participate, at its own expense, in the defense of any Pre-Closing Tax Claim and (v) such Pre-Closing Tax Claim shall not be settled, compromised or abandoned without the consent of the TPG Nominee and the Intel Nominee (not to be unreasonably withheld or delayed); provided, that any failure to give notice pursuant to clause (i) will not give rise to any liability, except to the extent the TPG Nominee and the Intel Nominee (or any of their Affiliates) is actually prejudiced as a direct result of such party’s failure to give such notice. In connection with the settlement, compromise or abandonment of any Tax Claim governed by the Partnership Audit Rules in accordance with the previous sentence, (x) LLC shall be entitled to (and LLC shall be entitled to direct LLC, its “partnership representative” or its “designated individual,” each as defined in the Code, or any equivalent designee under applicable state or local Law, to) make any election under Section 6226 of the Code or under Treasury Regulation Section 301.6227-2(c) (or any similar provision in any successor Code section or proposed or final Treasury Regulations or under state, local or non-U.S. Law) for any taxable year of LLC that includes any Pre-Closing Tax Period or any Pass-Through Tax Return filed in respect of any such year and (y) except with the TPG Nominee’s and the Intel Nominee’s prior written consent, none of LLC, the Corporation or any of their Affiliates shall elect the application of the Partnership Audit Rules to any Tax Return of LLC or any of its Subsidiaries with respect to any taxable year beginning before January 1, 2018; provided, that, except with the TPG Nominee’s and the Intel Nominee’s prior written consent, no Pre-Closing LLC Member shall be required to amend any Tax Returns or file any administrative adjustment request for any Pre-Closing Tax Period in connection with such Tax Claim.

(d) Corporation Post-Closing Tax Acts. Except as required by Law, LLC shall not (and shall cause its Subsidiaries to not), without the prior written consent of the TPG Nominee and the Intel Nominee (such consent not to be unreasonably withheld or delayed), (i) change any method of accounting or Tax reporting position for LLC or any of its Subsidiaries with respect to a Pre-Closing Tax Period, (ii) file any administrative adjustment request (or state or local equivalent) or amended Tax Return (or file a Tax Return that would require a Pre-Closing LLC Member (or its direct or indirect owners) to file an amended Tax Return or administrative adjustment request (or state or local equivalent)) with respect to LLC or any of its Subsidiaries (or any successor of any of the foregoing) for any Pre-Closing Tax Period, or (iii) make any Tax election with respect to LLC or any of its Subsidiaries that has retroactive effect to a Pre-Closing Tax Period, (iv) initiate or pursue the process for entering into a “voluntary disclosure agreement” (or comparable arrangement) with a Taxing Authority with respect to a Pre-Closing Tax Period of LLC or any of its Subsidiaries (or any successor of the foregoing), or (v) take any action outside the ordinary course of business on the Closing Date after the Closing (other than as explicitly contemplated by this Amendment or the Merger Agreement), if, in the case of (i), (iii), (iv) or (v), the effect of such change (A) would be reflected on a Pass-Through Tax Return or (B) involves a change in the classification of an entity for U.S. federal income tax purposes (other than such a change in classification for an entity wholly-owned directly by a corporation for U.S. federal income tax purposes as of the beginning of the Closing Date and on the preceding date).

(e) Certain Tax Elections.

(i) The parties hereto agree that the distributive shares of items of income, gain, loss, deduction and credit of LLC allocable to members of LLC for the Straddle Period will be determined for U.S. federal and applicable state and local income Tax purposes based on the “closing of the books” method

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as described in Section 706(d)(1) of the Code and Treasury Regulations Section 1.706-1(c) (and corresponding provisions of state or local income Tax Law where applicable) and applying the “calendar day” convention as of the end of the Closing Date, to the extent permitted under Section 706 of the Code and the Treasury Regulations promulgated thereunder (applying such methods and conventions for both LLC and any entity treated as a partnership for U.S. federal income tax purposes in which LLC owns a direct or indirect interest).

(ii) The parties hereto agree to treat Tax deductions arising from or relating to the closing of the transactions under the Merger Agreement (including (v) the repayment of any indebtedness of the LLC or any of its Subsidiaries for borrowed money, (w) the payment or incurrence of transaction-related expenses of LLC and its Subsidiaries, (x) the payment or incurrence of the amounts in respect of the cancellation, termination, cash-out or exercise of stock options, and (y) the payment or incurrence of payroll taxes incurred with respect to the foregoing) (the “Transaction Tax Deductions”) as deductible by the LLC in the Pre-Closing Tax Period and allocable to the Pre-Closing LLC Members to the extent permitted by applicable Law. The parties hereto agree that seventy percent (70%) of success-based fees shall be treated as so deductible by the Pre-Closing LLC Members in accordance with Revenue Procedure 2011-29, which LLC and its Subsidiaries shall reflect on the applicable Pass-Through Tax Returns.

(f) Code Section 755 Allocation. Within one hundred and twenty (120) days following the Closing Date, the Corporation shall use commercially reasonable efforts to prepare or cause to be prepared and delivered to the TPG Nominee and the Intel Nominee an allocation of the purchase price (for Tax purposes) of the equity interests in the LLC Units Exchanged for shares of Class A Common Stock of the Corporation as contemplated by the Merger Agreement among the assets of the Corporation (the “Purchase Price Allocation”) in accordance with the methodology set forth on Exhibit A hereto, to the extent such methodology reflects a reasonable approximation of the fair market value of such assets, and otherwise in accordance with Sections 743, 751 and 755 of the Code. The TPG Nominee and the Intel Nominee shall have a period of thirty (30) days to present in writing to the Corporation notice of any objections that the TPG Nominee and the Intel Nominee may have to the allocations set forth therein (an “Objections Notice”). If the Corporation shall raise any objections within such 30-day period, the TPG Nominee, the Intel Nominee and the Corporation shall negotiate in good faith and use their reasonable best efforts to resolve such dispute. If the parties described in this Section 6(f) fail to agree within fifteen (15) days after the delivery of the Objections Notice, any dispute shall be resolved by a “Big 4” accounting firm reasonably acceptable to the TPG Nominee, the Intel Nominee and the Corporation (the determinations of which shall be final and binding on the parties hereto). The fees and expenses of such accounting firm shall be borne by the Corporation. LLC, the TPG Nominee, the Intel Nominee and each of their Affiliates shall file all Tax Returns (and shall cause the Corporation to attach the statement required by Treasury Regulations Section 1.743-1(k)(1) to their U.S. federal income Tax Returns for the taxable year that includes the Closing Date, which statement shall set forth the computation of the basis adjustment and the allocation thereof in accordance with the Purchase Price Allocation) in a manner consistent with the Purchase Price Allocation as determined pursuant to this Section 6(f) and shall not take any Tax Return reporting position that is inconsistent with the foregoing, except upon a contrary determination by an applicable Taxing Authority. The Corporation shall timely and properly prepare, execute, file and deliver to the TPG Nominee and the Intel Nominee all such documents, forms and other information as the TPG Nominee or the Intel Nominee may reasonably request to review the Purchase Price Allocation.

(g) Cooperation. The parties hereto shall cooperate fully, as and to the extent reasonably requested by any other party, in connection with the preparation and filing of Tax Returns pursuant to this Section 6(g) and any audit, litigation or other proceeding with respect to Taxes. Such cooperation shall include the retention and (upon the other party’s request) the provision of records and information which are reasonably relevant to any such audit, litigation or other proceeding and making employees available on a reasonable basis to provide additional information and explanation of any material provided hereunder and reasonable written notice to the other party prior to transferring, destroying or discarding any such books and records

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and, if the other party so requests, the TPG Nominee and the Intel Nominee or the Corporation, as the case may be, shall allow the other party to take possession of such books and records. The Corporation and its Subsidiaries shall retain all books and records with respect to Tax matters relating to any Pre-Closing Tax Period to the extent required by applicable Law and shall abide by all record retention agreements entered into with any taxing authority.

(h) No Further Tax Obligations. Each of Corporation and LLC hereby covenants and agrees that it shall not and shall not permit any of its controlled Affiliates to seek any reimbursement or indemnification from any of the Pre-Closing LLC Members in respect of Taxes (including Tax Distributions) from and after the date of this Agreement.

7. Representations and Warranties of the Parties. Each of the Parties represents and warrants to the other Parties hereto as follows (which representations and warranties shall survive until the expiration of the applicable statute of limitations):

(a) Authorization of Transaction. Such Party has all requisite power and authority (corporate or otherwise) to execute and deliver this Amendment and to perform its obligations hereunder. The execution and delivery by such Party of this Amendment and the performance by such Party of this Amendment and the consummation by such Party of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of such Party. This Amendment has been duly and validly executed and delivered by such Party and constitutes a valid and binding obligation of such Party, enforceable against such Party in accordance with its terms, except as such enforcement may be limited by general equitable principles or by applicable bankruptcy, insolvency, fraudulent transfer, moratorium, or similar laws, legal requirements and judicial decisions from time to time in effect which affect creditors’ rights generally.

(b) Non-contravention. Neither the execution and delivery by such Party of this Amendment, nor the consummation by such Party of the transactions contemplated hereby, will (i) conflict with or violate any provision of the organizational documents of such Party, (ii) require on the part of such Party any notice to or filing with, or any permit, authorization, consent or approval of, any governmental entity or (iii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to such Party or any of its properties or assets.

(c) No Additional Representations. Such Party acknowledges that no Person has made any representation or warranty, express or implied, as to the accuracy or completeness of any information regarding the Corporation furnished or made available to such Party and its representatives in connection with entering into this Amendment except as expressly set forth in this Amendment, the TRA, the Merger Agreement or any Voting Agreement (as defined in the Merger Agreement).

8. Third Party Beneficiary. The Parties agree that Parent is an express third party beneficiary of this Amendment and this Amendment is enforceable by Parent in all respects. None of the provisions of this Amendment may be amended, modified or otherwise adjusted, and this Amendment may not be terminated other than pursuant to Section 4 or waived in any respect, by any Party without the prior written consent of Parent (which consent may be withheld by Parent in its sole discretion).

9. Further Assurances. Each Party agrees to execute, acknowledge, deliver, file and record such further certificates, amendments, instruments and documents, and to do all such other acts and things, as may be required by Law or as, in the reasonably judgment of the Corporation and the Intel Nominee and the TPG Nominee, as may be necessary, advisable or appropriate to carry out the intent and purposes of this Amendment.

10. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by courier service, by electronic mail (delivery receipt requested) or by certified or registered mail (postage prepaid, return

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receipt requested) to the respective Parties at the following addresses (or at such other address for a Party as shall be as specified in a notice given in accordance with this Section 10):

If to the Corporation, or the LLC, to:

c/o McAfee Corp.

2821 Mission College Blvd.

Santa Clara, CA 95054

Attention: Sayed Darwish

E-mail: Sayed_Darwish@McAfee.com

with a copy (which shall not constitute notice to the Corporation or the LLC) to:

Ropes & Gray LLP

3 Embarcadero Center

San Francisco, California 94111

Attention: Thomas Holden and Michael Roh

Facsimile: (415) 315-4823

E-mail: thomas.holden@ropesgray.com; michael.roh@ropesgray.com

If to the Intel Nominee:

Intel Corporation

2200 Mission College Boulevard

Santa Clara, California 95054

Attention: Patrick Bombach and Benjamin A. Olson

Facsimile: (408) 653-9098

E-mail: patrick.bombach@intel.com and benjamin.a.olson@intel.com with a copy (which shall not constitute notice to the Intel Nominee) to:

Skadden, Arps, Slate, Meagher & Flom LLP

525 University Avenue, Suite 1400

Palo Alto, California

Attention: Gregg Noel and Amr Razzak

Facsimile: (213) 621-5234

E-mail: gregg.noel@skadden.com and amr.razzak@skadden.com

If to the TPG Nominee:

TPG Global, LLC

301 Commerce Street, Suite 3300

Fort Worth, Texas 76102

Attention: General Counsel

Facsimile: (415) 743-1501

E-mail: officeofgeneralcounsel@tpg.com

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with a copy (which shall not constitute notice to the TPG Nominee) to:

Ropes & Gray LLP

3 Embarcadero Center

San Francisco, California 94111

Attention: Thomas Holden and Michael Roh

Facsimile: (415) 315-4823

E-mail: thomas.holden@ropesgray.com; michael.roh@ropesgray.com

If to the GIC TRA Party:

Snowlake Investment Pte Ltd

168 Robinson Road #37-01 Capital Tower

Singapore, 068912

Attention: Jason Young, Sean Low Shien Ang, Matthew Lim

E-mail: jasonyoung@gic.com.sg

with a copy (which shall not constitute notice to the GIC TRA Party) to:

Sidley Austin LLP

787 7th Avenue

New York, New York 10019

Attention: Asi Kirmayer

E-mail: akirmayer@sidley.com

If to the TB Nominee:

c/o Thoma Bravo, LP

600 Montgomery Street, 20th Floor

San Francisco, California 94111

Attention: Seth Boro and Chip Virnig

Email: sboro@thomabravo.com and cvirnig@thomabravo.com

with a copy (which shall not constitute notice to the TB Nominee) to:

Kirkland & Ellis LLP

300 North LaSalle Drive

Chicago, Illinois 60654

Attention: Corey D. Fox, P.C. and Bradley C. Reed, P.C.

E-mail: corey.fox@kirkland.com and bradley.reed@kirkland.com

Any Party may change its address or e-mail address by giving each of the other Parties written notice thereof in the manner set forth above.

11. Counterparts. This Amendment may be executed in one or more counterparts, all of which shall be considered one and the same agreement. Delivery of an executed signature page to this Amendment by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Amendment.

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12. Entire Agreement; No Third Party Beneficiaries. This Amendment together with the TRA and the LLC Agreement constitutes the entire agreement with respect to the subject matter hereof and thereof and supersedes all prior agreements and understandings, both written and oral, among the Parties with respect to the subject matter hereof and thereof. This Amendment shall be binding upon and inure solely to the benefit of each Party hereto and their respective successors and permitted assigns, and except as expressly set forth herein (including in Section 8 and 15 with respect to Parent), nothing in this Amendment, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Amendment.

13. Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of Delaware, without regard to the conflicts of laws principles thereof that would mandate the application of the laws of another jurisdiction.

14. Severability. If any term or other provision of this Amendment is invalid, illegal or incapable of being enforced by any law or public policy, all other terms and provisions of this Amendment shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Parties. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, such term or provision is hereby deemed modified to give effect to the original written intent of the parties to the greatest extent consistent with being valid and enforceable under applicable law. No party hereto shall assert, and each party shall cause its Affiliates or related parties not to assert, that this Amendment or any part hereof is invalid, illegal or unenforceable.

15. Assignments; Amendments; Successors; No Waiver

(a) Assignment.    No Person may assign, sell, pledge, or otherwise alienate or transfer any of its interest in this Amendment, including the right to receive payments as contemplated by this Amendment, to any other Person, except with the prior written consent of the Board, provided that the TPG TRA Parties, the Intel Nominee, the TB TRA Parties and the GIC TRA Party (in each case, as defined in the TRA), may assign, sell, pledge or otherwise alienate or transfer the right to receive payments as contemplated by this Amendment to any Person. In the case of any such assignment, sale, pledge or other alienation of any such right by any Party to any other Person under the terms of this Section 15(a), such Person shall execute and deliver a joinder in a form reasonably acceptable to each of Parent, the TPG Nominee and the Intel Nominee agreeing to succeed to such payment and to become a Party for all purposes of this Amendment. None of the McAfee Parties may assign any of its rights or obligations under this Amendment to any Person (other than a lender or any direct or indirect successor (whether by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Corporation) without the prior written consent of each of the TPG Nominee and the Intel Nominee (and any purported assignment without such consent shall be null and void).

(b) Amendments. No provision of this Amendment may be amended unless such amendment is approved in writing by each of the Board (or any Person(s) to whom the Board has delegated such authority), the TPG Nominee, the Intel Nominee and Parent; provided, that any amendment that materially and adversely affects one or more TRA Parties on a materially disproportionate basis relative to other similarly situated TRA parties shall require the consent of a majority (measured by Tax Benefit Payments receivable) of such similarly situated TRA Parties so materially disproportionately affected.

(c) Successors. Except as provided in Section 15(a), all of the terms and provisions of this Amendment shall be binding upon, and shall inure to the benefit of and be enforceable by, the Parties hereto and their respective successors, permitted assigns, heirs, executors, administrators and legal representatives. The Corporation shall require and cause any direct or indirect successor (whether by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Corporation, by written agreement, expressly to assume and agree to perform this Amendment in the same manner and to the same extent that the Corporation would be required to perform if no such succession had taken place.

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(d) Waiver. No failure by any party to insist upon the strict performance of any covenant, duty, agreement, or condition of this Amendment, or to exercise any right or remedy consequent upon a breach thereof, shall constitute a waiver of any such breach or any other covenant, duty, agreement, or condition.

16. Titles and Subtitles. The titles of the sections and subsections of this Amendment are for convenience of reference only and are not to be considered in construing this Amendment.

17. Resolution of Disputes; Interpretation. Notwithstanding any termination of the TRA, all disputes arising under this Amendment shall be deemed to arise under the TRA and shall be resolved in accordance with Section 7.8 and Section 7.9 of the TRA, mutatis mutandis. Each of Sections 1.2, 7.8 and 7.9 of the TRA is hereby incorporated by this reference and made part of this Amendment, mutatis mutandis (it being understood that no termination of the TRA shall affect the incorporation of such provisions into this Amendment).

18. WAIVER OF JURY TRIAL. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER OR RELATE TO THIS AMENDMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE BREACH OR VALIDITY OF THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ACTION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 18.

19. Withholding. The Corporation and its affiliates and representatives shall be entitled to deduct and withhold from any payment that is payable to any TRA Party pursuant to this Amendment such amounts as are required to be deducted or withheld with respect to the making of such payment in accordance with the Code or any provision of U.S. state, local or foreign tax law (including for this purpose any withholding required by the Corporation or its affiliates that may be required in connection with the Reorganization, a Redemption or a Direct Exchange or other Exchange). To the extent that amounts are so deducted or withheld and paid over to the appropriate Taxing Authority, such amounts shall be treated for all purposes of this Amendment as having been paid by the Corporation to the relevant TRA Party. The Corporation shall provide evidence of such payment to each TRA Party in respect of which such deduction or withholding was made, to the extent that such evidence is available. Each TRA Party shall promptly provide the Corporation with any applicable tax forms and certifications reasonably requested by the Corporation in connection with determining whether any such deductions and withholdings are required under the Code or any provision of U.S. state, local or foreign tax law, including under Sections 1441, 1442, 1445 or 1446 of the Code. The Corporation will consider in good faith any applicable certificates, forms or documentation provided by a TRA Party that in such TRA Party’s reasonable determination reduce or eliminate any such withholding. Provided that the GIC TRA Party remains eligible for benefits under Section 892 of the Code and the Treasury Regulations promulgated thereunder and provides an effective and properly executed Internal Revenue Service Form W-8EXP claiming exemption from U.S. federal income tax under Section 892 of the Code, the Corporation and its affiliates and representatives shall not withhold U.S. federal tax on any amounts payable to the GIC TRA Party hereunder unless such withholding is otherwise required by applicable law.

20. Independent Nature of Rights and Obligations.

(a) The rights and obligations of the each Party hereunder are several and not joint with the rights and obligations of any other Person. A Party shall not be responsible in any way for the performance of the

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obligations of any other Person hereunder, nor shall a TRA Party have the right to enforce the rights or obligations of any other Person hereunder (other than the Corporation). Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Party pursuant hereto or thereto, shall be deemed to constitute the Parties acting as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Parties are in any way acting in concert or as a group with respect to such rights or obligations or the transactions contemplated hereby, and the Corporation acknowledges that the Parties are not acting in concert or as a group and will not assert any such claim with respect to such rights or obligations or the transactions contemplated hereby.

(b) Except as otherwise explicitly provided in this Amendment, (i) the actions of the Intel Nominee pursuant to and in accordance with this Amendment shall be binding only with respect to the Intel TRA Parties and not with respect to the TPG Nominee or any other Parties, (ii) the actions of the TPG Nominee pursuant to and in accordance with this Amendment shall be binding on all TPG TRA Parties and not with respect to the Intel Nominee or any other Parties, and (iii) the actions of the Intel Nominee and TPG Nominee acting jointly shall be binding on all TRA Parties including the Parties. To the fullest extent permitted by law, none of the TPG Nominee, the TPG TRA Parties, the Intel Nominee, the Intel TRA Parties or any other Parties shall owe any duties (fiduciary or otherwise) to any other TRA Party or any other Person in determining to take or refrain from taking any action or decision under or in connection with this Amendment. For purposes of this Amendment, the Parties acknowledge that, in taking or omitting to take any action or decision hereunder, the TPG Nominee, each TPG TRA Party, the Intel Nominee, each Intel TRA Party and each other Party shall be permitted to take into consideration solely its own interests and shall have no duty or obligation to give any consideration to any interest of or factors affecting any other Party or any other Person.

[Signature Page Follows This Page]

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IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

CORPORATION:

MCAFEE CORP.

By:	/s/ Peter Leav
Name:	Peter Leav
Title:	President and CEO

[Signature Page – Tax Receivable Agreement and LLC Agreement Amendment]

THE LLC:

FOUNDATION TECHNOLOGY WORLDWIDE LLC

By:	/s/ Peter Leav
Name:	Peter Leav
Title:	President and CEO

[Signature Page – Tax Receivable Agreement and LLC Agreement Amendment]

FINANCE LLC

MCAFEE FINANCE 2, LLC

By:	/s/ Peter Leav
Name:	Peter Leav
Title:	President and CEO

[Signature Page – Tax Receivable Agreement and LLC Agreement Amendment]

MCAFEE LLC:

MCAFEE, LLC

By:	/s/ Peter Leav
Name:	Peter Leav
Title:	President and CEO

[Signature Page – Tax Receivable Agreement and LLC Agreement Amendment]

TPG GLOBAL, LLC

By:	/s/ Michael LaGatta
Name Michael LaGatta
Title: Vice President

[Signature Page – Tax Receivable Agreement and LLC Agreement Amendment]

TPG VII MANTA HOLDINGS II, L.P.

By: TPG VII Manta GenPar, L.P., its general partner

By: TPG VII Manta GenPar Advisors, LLC, its general partner

By:	/s/ Michael LaGatta
Name Michael LaGatta
Title: Vice President

[Signature Page – Tax Receivable Agreement and LLC Agreement Amendment]

TPG VII MANTA BLOCKER CO-INVEST I, L.P.

By: TPG VII Manta GenPar, L.P., its general partner

By: TPG VII Manta GenPar Advisors, LLC, its general partner

By:	/s/ Michael LaGatta
Name Michael LaGatta
Title: Vice President

[Signature Page – Tax Receivable Agreement and LLC Agreement Amendment]

TPG VII MANTA AIV I, L.P.

By: TPG VII Manta GenPar, L.P., its general partner

By: TPG VII Manta GenPar Advisors, LLC, its general partner

By:	/s/ Michael LaGatta
Name Michael LaGatta
Title: Vice President

[Signature Page – Tax Receivable Agreement and LLC Agreement Amendment]

TPG SIDE-BY-SIDE SEPARATE ACCOUNT, L.P.

By: TPG Genpar VII SBS SA I, L.P., its general partner

By: TPG Genpar VII SBS SA I Advisors, LLC, its general partner

By:	/s/ Michael LaGatta
Name Michael LaGatta
Title: Vice President

[Signature Page – Tax Receivable Agreement and LLC Agreement Amendment]

TPG VII MANTA AIV CO-INVEST, L.P.

By: TPG VII Manta GenPar, L.P., its general partner

By: TPG VII Manta GenPar Advisors, LLC, its general partner

By:	/s/ Michael LaGatta
Name Michael LaGatta
Title: Vice President

[Signature Page – Tax Receivable Agreement and LLC Agreement Amendment]

INTEL AMERICAS, INC.

By:	/s/ Patrick Bombach
Name:	Patrick Bombach
Title:	Authorized Signatory

[Signature Page – Tax Receivable Agreement and LLC Agreement Amendment]

THOMA BRAVO PARTNERS XII AIV, L.P.

By: Thoma Bravo Partners UGP XII, LLC, its general partner

By: Thoma Bravo UGP, LLC, its managing member

By:	/s/ Seth Boro
Name:	Seth Boro
Title:	Managing Partner

[Signature Page – Tax Receivable Agreement and LLC Agreement Amendment]

THOMA BRAVO FUND XII AIV, L.P.

By: Thoma Bravo Partners XII AIV, L.P., its general partner

By: Thoma Bravo Partners UGP XII, LLC, its general partner

By: Thoma Bravo UGP, LLC, its managing member

By:	/s/ Seth Boro
Name: Seth Boro
Title: Managing Partner

[Signature Page – Tax Receivable Agreement and LLC Agreement Amendment]

THOMA BRAVO EXECUTIVE FUND XII AIV, L.P.

By: Thoma Bravo Partners XII AIV, L.P., its general partner

By: Thoma Bravo Partners UGP XII, LLC, its general partner

By: Thoma Bravo UGP, LLC, its managing member

By:	/s/ Seth Boro
Name: Seth Boro
Title: Managing Partner

[Signature Page – Tax Receivable Agreement and LLC Agreement Amendment]

THOMA BRAVO EXECUTIVE FUND XII-A AIV, L.P.

By: Thoma Bravo Partners XII AIV, L.P., its general partner

By: Thoma Bravo Partners UGP XII, LLC, its general partner

By: Thoma Bravo UGP, LLC, its managing member

By:	/s/ Seth Boro
Name: Seth Boro
Title: Managing Partner

[Signature Page – Tax Receivable Agreement and LLC Agreement Amendment]

THOMA BRAVO FUND XII-A, L.P.

By: Thoma Bravo Partners XII AIV, L.P., its general partner

By: Thoma Bravo Partners UGP XII, LLC, its general partner

By: Thoma Bravo UGP, LLC, its managing member

By:	/s/ Seth Boro
Name: Seth Boro
Title: Managing Partner

[Signature Page – Tax Receivable Agreement and LLC Agreement Amendment]

SNOWLAKE INVESTMENT PTE LTD.

By:	/s/ Jason Young
Name: Jason Young
Title: Authorized Signatory

[Signature Page – Tax Receivable Agreement and LLC Agreement Amendment]

Exhibit A

Purchase Price Allocation Methodology

This Purchase Price Allocation Methodology is intended to assist the parties in apportioning the purchase price (as determined for Tax purposes) allocable to the equity of LLC Exchanged for shares of Class A Common Stock of the Corporation as contemplated by the Merger Agreement among the assets of the Corporation (the “Purchase Price Allocation”).

For clarity, the allocation principles described below do not take into account any acquisition costs or selling expenses of any party, which such parties may separately take into account. Further, the calculation of the amounts listed below (other than 6) shall not reflect the value of any asset to the extent owned by an entity treated as a corporation for U.S. federal income tax purposes. For the avoidance of doubt, the methodology reflected here is based on 100% of the assets of McAfee Finance 2, LLC and not solely the portion of the assets attributable to the Pre-Closing LLC Members. Subject to the foregoing, calculations of “book value” will be made in accordance with the methodologies used by the Corporation in preparing its most recent balance sheets. The TPG Nominee, the Intel Nominee and the Corporation will also work in good faith to determine the prepaid amounts of the business that have been deferred as of the Closing Date in accordance with Revenue Procedure 2004-34 and Section 451 of the Code (and the Treasury Regulations promulgated thereunder).

Asset	Allocation of Value
1. Cash	Amount of cash as reflected on the books and records of McAfee Finance 2, LLC or LLC (without duplication)

2. Assets the Corporation marks to market at least annually for federal income tax purposes and debt instruments	Net book value of such assets, as reflected on the books and records of McAfee Finance 2, LLC or LLC (without duplication)

3. Accounts receivable; Prepaid and deposits	Amount of such assets, net of any reserve, as reflected on the books and records of McAfee Finance 2, LLC or LLC (without duplication)

4. Inventory	Amount of inventory, net of any reserve, books and records of McAfee Finance 2, LLC or LLC (without duplication)

5. Fixed Assets	Net book value of such assets at Closing, as reflected on the books and records of McAfee Finance 2, LLC or LLC (without duplication)

6. Equity interests of Subsidiaries that are corporations for U.S. federal income tax purposes	The fair market value of such equity interests.

7. Intangible property (other than goodwill and going concern value)	The fair market value of such property.

8. Goodwill and going concern value	Remaining amount

Annex D

PERSONAL AND CONFIDENTIAL

November 5, 2021

Board of Directors

McAfee Corp.

6220 America Center Drive

San Jose, CA 95002

Ladies and Gentlemen:

You have requested our opinion as to the fairness from a financial point of view to the holders (other than Condor BidCo, Inc. (“Parent”), the Specified Investor (as defined below), and their respective affiliates) of the outstanding shares of Class A Common Stock, par value $0.001 per share (“Class A Common Stock”), and Class B Common Stock, par value $0.001 per share (“Class B Common Stock” and together with the Class A Common Stock, the “Shares”), of McAfee Corp. (the “Company”) of the $26.00 in cash per Share to be paid to such holders, taken in the aggregate, pursuant to the Agreement and Plan of Merger, dated as of November 5, 2021 (the “Agreement”), by and among Parent, Condor Merger Sub, Inc., a wholly owned subsidiary of Parent (“Acquisition Sub”), and the Company.

Goldman Sachs & Co. LLC and its affiliates are engaged in advisory, underwriting and financing, principal investing, sales and trading, research, investment management and other financial and non-financial activities and services for various persons and entities. Goldman Sachs & Co. LLC and its affiliates and employees, and funds or other entities they manage or in which they invest or have other economic interests or with which they co-invest, may at any time purchase, sell, hold or vote long or short positions and investments in securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments of the Company, Parent, any of their respective affiliates and third parties, including TPG Global, LLC (“TPG Global”) and Intel Corporation (“Intel”), each of which is an affiliate of a significant stockholder of the Company, and Advent International Corporation (“Advent”), Permira Advisers LLC (“Permira”), Canada Pension Plan Investment Board (“CPPIB”) and Crosspoint Capital Partners LP (“Crosspoint”), each of which is an affiliate of a significant equityholder of Parent, and any of their respective affiliates and, as applicable, portfolio companies, or any currency or commodity that may be involved in the transaction contemplated by the Agreement (the “Transaction”). We have acted as financial advisor to the Company in connection with, and have participated in certain of the negotiations leading to, the Transaction. We expect to receive fees for our services in connection with the Transaction, all of which are contingent upon consummation of the Transaction, and the Company has agreed to reimburse certain of our expenses arising, and indemnify us against certain liabilities that may arise, out of our engagement. We have provided certain financial advisory and/or underwriting services to the Company and/or its affiliates from time to time for which our Investment Banking Division has received, and may receive, compensation, including having acted as joint bookrunner with respect to the initial public offering (the “Company IPO”) of 37,000,000 shares of Class A Common Stock in October 2020; as a financial advisor to the Company with respect to its sale of certain assets of its Enterprise business in March 2021; and as co-lead manager with respect to the public offering by the Company of 20,000,000 shares of Class A Common Stock in September 2021. We also have provided certain financial advisory and/or underwriting services to TPG Global and/or its affiliates and portfolio companies from time to time for which our Investment Banking Division has

Board of Directors

McAfee Corp.

November 5, 2021

received, and may receive, compensation, including having acted as financial advisor to AirTrunk Pte Ltd., a former portfolio company of TPG Global, with respect to its sale in April 2020; as joint lead bookrunner with respect to the public offering by Allogene Therapeutics, Inc., a portfolio company of TPG Global, of 13,457,447 shares of its common stock in June 2020; as joint bookrunner with respect to the initial public offering by Kangji Medical Holdings Limited, a portfolio company of TPG Global, of 259,207,125 of its ordinary shares in June 2020; as financial advisor to Wellsky Corporation, a portfolio company of TPG Global, with respect to its recapitalization in September 2020; as financial advisor to LLamasoft, Inc., a former portfolio company of TPG Global, with respect to its sale in November 2020; as bookrunner with respect to the initial public offering by Airbnb, Inc., a portfolio company of TPG Global, of 56,323,531 shares of its Class A common stock in December 2020 and the private offering by Airbnb, Inc. of 0% Convertible Senior Notes due 2026 (aggregate principal amount of $2,000,000,000) in March 2021; as bookrunner with respect to the private offering by Spotify Technology, a portfolio company of TPG Global, of 0% Exchangeable Senior Notes due 2026 (aggregate principal amount of $1,300,000,000) in February 2021; and as junior lead manager with respect to the initial public offering by LifeStance Health Group Inc., a portfolio company of TPG Global, of 46,000,000 shares of its common stock in June 2021. We also have provided certain financial advisory and/or underwriting services to Intel and/or its affiliates from time to time for which our Investment Banking Division has received, and may receive, compensation, including having acted as financial advisor to Intel with respect to the sale of its smartphone business in December 2019; as bookrunner with respect to the public offering by Intel of its 2.450% Senior Notes due 2029, 3.250% Senior Notes due 2049 and 3.100% Senior Notes due 2060 (aggregate principal amount $2,250,000,000) in February 2020; as bookrunner with respect to the public offering by Intel of its 3.400% Senior Notes due 2025, 3.750% Senior Notes due 2027, 3.900% Senior Notes due 2030, 4.600% Senior Notes due 2040, 4.750% Senior Notes due 2050 and 4.950% Senior Notes due 2060 (aggregate principal amount $8,000,000,000) in March 2020; as bookrunner with respect to the sale by Intel Capital Corporation, an affiliate of Intel, of ordinary shares of Ozon Holdings plc in May 2021; and as bookrunner with respect to the public offering by Intel of 1.600% Senior Notes due 2028, 2.000% Senior Notes due 2031, 2.800% Senior Notes due 2041, 3.050% Senior Notes due 2051 and 3.200% Senior Notes due 2061 (aggregate principal amount $5,000,000,000) in August 2021. We also have provided certain financial advisory and/or underwriting services to Advent and/or and/or its affiliates and portfolio companies from time to time for which our Investment Banking Division has received, and may receive, compensation, including having acted as financial advisor to Advent with respect to its acquisitions of Cobham plc and Olaplex Holdings Inc. in January 2020; as bookrunner with respect to the issuance by thyssenkrupp Elevator AG, a portfolio company of Advent, of high yield bonds (aggregate principal amount of $3,069,000,000) in June 2020; as bookrunner with respect to the initial public offering by InPost S.A., an affiliate of Integer.pl S.A., a portfolio company of Advent, of 500,000,000 of its ordinary shares in January 2021; as financial advisor to Cobham plc., a portfolio company of Advent, with respect to its sale of Cobham Aerospace Connectivity in February 2021 and Cobham Missions Systems in June 2021; as left lead bookrunner with respect to the initial public offering by Olaplex Holdings Inc., a portfolio company of Advent, of 67,000,000 shares of its common stock in September 2021; and as left lead bookrunner with respect to the initial public offering by Definitive Healthcare Solutions Inc., a portfolio company of Advent, of 15,555,555 shares of its Class A common stock in September 2021. We also have provided certain financial advisory and/or underwriting services to Permira and/or its affiliates and portfolio companies from time to time for which our Investment Banking Division has received, and may receive, compensation, including having acted as financial advisor to Permira Advisers (UK), an affiliate of Permira, with respect to its acquisition of a majority stake in Golden Goose in June 2020; as joint bookrunner with respect to the initial public offering by Allegro.eu, a portfolio company of Permira, of 187,826,087 of its ordinary shares in September 2020 and the public offering of 76,500,000 of its ordinary shares in March 2021; as lead left bookrunner with respect to the issuance by Lowell Financial Ltd., a portfolio company of Permira, of EUR/GBP high yield bonds (aggregate principal amount of £400,000,000 plus €1,340,000,000) in October 2020 and UER/GBP high yield bonds (aggregate principal amount of £117,000,000) in December 2020; as joint bookrunner with respect to the initial public offering by Dr. Martens plc, a portfolio company of Permira, of 350,000,000 of its ordinary shares in January

Board of Directors

McAfee Corp.

November 5, 2021

2021; and as bookrunner with respect to the sale by Permira of 12,000,000 shares of TeamViewer, a portfolio company of Permira, in February 2021. We also have provided certain financial advisory and/or underwriting services to CPPIB and/or its affiliates and portfolio companies from time to time for which our Investment Banking Division has received, and may receive, compensation, including having acted as financial advisor to Ultimate Software Group, a portfolio company of CPPIB, with respect to its merger with Kronos Incorporated in April 2020; as financial advisor to GlobalLogic Inc., a portfolio company of CPPIB, with respect to its sale in July 2021; as financial advisor to Apollo Global Management LLC, an investment partner of CPPIB, with respect to its sale of a stake in Hilton Grand Vacations Inc. in August 2021; and as financial advisor to ChargePoint Inc., a portfolio company of CPPIB, with respect to its acquisition of ViriCiti B.V. in August 2021. We have also provided certain financial advisory and/or underwriting services to Canada, the parent of CPPIB, and/or its agencies, and instrumentalities and their respective affiliates from time to time for which our Investment Banking Division has recognized, and may recognize, compensation. We may also in the future provide financial advisory and/or underwriting services to the Company, Parent, TPG, Intel, Advent, Permira, CPPIB, Crosspoint, Canada and/or its agencies and instrumentalities, and their respective affiliates and/or, as applicable, portfolio companies for which our Investment Banking Division may receive compensation. Affiliates of Goldman Sachs also may have co-invested with TPG Global, Advent, Permira, CPPIB, Crosspoint and their respective affiliates from time to time and may have invested in limited partnership units of affiliates of TPG Global, Advent, Permira, CPPIB or Crosspoint from time to time and may do so in the future.

In connection with this opinion, we have reviewed, among other things, the Agreement; the Company’s annual report on Form 10-K for the fiscal year ended December 26, 2020; the Company’s Registration Statement on Form S-1, including the prospectus contained therein dated September 9, 2021, relating to the public offering of shares of Class A Common Stock; certain interim reports to stockholders and Quarterly Reports on Form 10-Q of the Company; certain other communications from the Company to its stockholders; certain publicly available research analyst reports for the Company; and certain internal financial analyses and forecasts for the Company prepared by its management, as approved for our use by the Company (the “Forecasts”). We have also held discussions with members of the senior management of the Company regarding their assessment of the past and current business operations, financial condition and future prospects of the Company, reviewed the reported price and trading activity for the Shares; compared certain financial and stock market information for the Company with similar information for certain other companies the securities of which are publicly traded; reviewed the financial terms of certain recent business combinations in the software industry; and performed such other studies and analyses, and considered such other factors, as we deemed appropriate.

For purposes of rendering this opinion, we have, with your consent, relied upon and assumed the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information provided to, discussed with or reviewed by, us, without assuming any responsibility for independent verification thereof. In that regard, we have assumed with your consent that the Forecasts have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Company. We have not made an independent evaluation or appraisal of the assets and liabilities (including any contingent, derivative or other off-balance-sheet assets and liabilities) of the Company or any of its subsidiaries and we have not been furnished with any such evaluation or appraisal. We have assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Transaction will be obtained without any adverse effect on the expected benefits of the Transaction in any way meaningful to our analysis. We have assumed that the Transaction will be consummated on the terms set forth in the Agreement, without the waiver or modification of any term or condition the effect of which would be in any way meaningful to our analysis.

Our opinion does not address the underlying business decision of the Company to engage in the Transaction, or the relative merits of the Transaction as compared to any strategic alternatives that may be available to the Company; nor does it address any legal, regulatory, tax or accounting matters. This opinion addresses only the

Board of Directors

McAfee Corp.

November 5, 2021

fairness from a financial point of view to the holders (other than Parent, the Specified Investor and their respective affiliates) of Shares, as of the date hereof, of the $26.00 in cash per Share to be paid to such holders, taken in the aggregate, pursuant to the Agreement. We do not express any view on, and our opinion does not address, any other term or aspect of the Agreement or Transaction or any term or aspect of any other agreement or instrument contemplated by the Agreement or entered into or amended in connection with the Transaction, including any payments (and any waiver of rights to receive any such payments) under the Tax Receivable Agreement, dated October 21, 2020, by and among the Company, Foundation Technology Worldwide LLC (“FTW”) and the other parties thereto, any distributions under the Second Amended and Restated Limited Liability Company Agreement of FTW, dated as of October 21, 2020 (the “FTW LLC Agreement”) and any exchange of units or redemption of units or shares of Class B Common Stock pursuant to the FTW LLC Agreement, the Contribution and Subscription Agreement, dated as of November 5, 2021, by and among Condor JVCo, LP (“Holdco”), Condor TopCo, LLC (“Topco”), a wholly owned subsidiary of Holdco, Condor Intermediate, Inc., a wholly owned subsidiary of Topco, Parent, and Snowlake Investment Pte Ltd (the “Specified Investor”), any allocation of the aggregate consideration payable to the holders of Shares pursuant to the Agreement, including among the holders of Class A Common Stock and Class B Common Stock, the fairness of the Transaction to, or any consideration received in connection therewith by, the holders of any other class of securities, creditors, or other constituencies of the Company; nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of the Company, or class of such persons, in connection with the Transaction, whether relative to the $26.00 in cash per Share to be paid to the holders (other than Parent, the Specified Investor and their respective affiliates) of Shares, taken in the aggregate, pursuant to the Agreement or otherwise. We are not expressing any opinion as to the prices at which the Shares will trade at any time or, as to the potential effects of volatility in the credit, financial and stock markets on the Company, Parent or the Transaction, or as to the impact of the Transaction on the solvency or viability of the Company or Parent or the ability of the Company or Parent to pay their respective obligations when they come due. Our opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof and we assume no responsibility for updating, revising or reaffirming this opinion based on circumstances, developments or events occurring after the date hereof. Our advisory services and the opinion expressed herein are provided for the information and assistance of the Board of Directors of the Company in connection with its consideration of the Transaction and such opinion does not constitute a recommendation as to how any holder of Shares should vote with respect to such Transaction or any other matter. This opinion has been approved by a fairness committee of Goldman Sachs & Co. LLC.

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the $26.00 in cash per Share to be paid to the holders (other than Parent, the Specified Investor and their respective affiliates) of Shares, taken in the aggregate, pursuant to the Agreement is fair from a financial point of view to the holders of such of Shares.

Very truly yours,

(GOLDMAN SACHS & CO. LLC)

Annex E

Section 262 of the General Corporation Law of the State of Delaware

§ 262. Appraisal rights.

(a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder’s shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word “stockholder” means a holder of record of stock in a corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words; and the words “depository receipt” mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

(b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263 or § 264 of this title:

(1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders to act upon the agreement of merger or consolidation (or, in the case of a merger pursuant to § 251(h), as of immediately prior to the execution of the agreement of merger), were either: (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.

(2) Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 255, 256, 257, 258, 263 and 264 of this title to accept for such stock anything except:

a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders;

c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or

d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.

(3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

(4) [Repealed.]

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(c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the provisions of this section, including those set forth in subsections (d), (e), and (g) of this section, shall apply as nearly as is practicable.

(d) Appraisal rights shall be perfected as follows:

(1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Each stockholder electing to demand the appraisal of such stockholder’s shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder’s shares; provided that a demand may be delivered to the corporation by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder’s shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

(2) If the merger or consolidation was approved pursuant to § 228, § 251(h), § 253, or § 267 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of giving such notice or, in the case of a merger approved pursuant to § 251(h) of this title, within the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days after the date of giving such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder’s shares; provided that a demand may be delivered to the corporation by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder’s shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice or, in the case of a merger approved pursuant to § 251(h) of this title, later than the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days following the sending of the

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first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder’s shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given; provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

(e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) of this section hereof and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) of this section hereof, upon request given in writing (or by electronic transmission directed to an information processing system (if any) expressly designated for that purpose in the notice of appraisal), shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation (or, in the case of a merger approved pursuant to § 251(h) of this title, the aggregate number of shares (other than any excluded stock (as defined in § 251(h)(6)d. of this title)) that were the subject of, and were not tendered into, and accepted for purchase or exchange in, the offer referred to in § 251(h)(2)), and, in either case, with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such statement shall be given to the stockholder within 10 days after such stockholder’s request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section hereof, whichever is later. Notwithstanding subsection (a) of this section, a person who is the beneficial owner of shares of such stock held either in a voting trust or by a nominee on behalf of such person may, in such person’s own name, file a petition or request from the corporation the statement described in this subsection.

(f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

(g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

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If immediately before the merger or consolidation the shares of the class or series of stock of the constituent corporation as to which appraisal rights are available were listed on a national securities exchange, the Court shall dismiss the proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (1) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of the class or series eligible for appraisal, (2) the value of the consideration provided in the merger or consolidation for such total number of shares exceeds $1 million, or (3) the merger was approved pursuant to § 253 or § 267 of this title.

(h) After the Court determines the stockholders entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, and except as provided in this subsection, interest from the effective date of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the surviving corporation may pay to each stockholder entitled to appraisal an amount in cash, in which case interest shall accrue thereafter as provided herein only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Court, and (2) interest theretofore accrued, unless paid at that time. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder’s certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

(i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court’s decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

(j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

(k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder’s demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the

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Court deems just; provided, however, that this provision shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation within 60 days after the effective date of the merger or consolidation, as set forth in subsection (e) of this section.

(l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

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